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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 2)

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/x/	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material under Section 240.14a-12
CB Richard Ellis Services, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/ /	No fee required
/x/	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common stock, par value $0.01 per share, of CB Richard Ellis Services, Inc.
	(2)	Aggregate number of securities to which transaction applies: 13,326,869 issued and outstanding shares of Common Stock and 2,679,893 shares of Common Stock subject to options(1)
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
$16.00, the proposed per share cash payment to be made to securityholders of CB Richard Ellis Services in connection with the transactions described in the proxy statement

	(4)	Proposed maximum aggregate value of transaction: $201,565,247(1)
	(5)	Total fee paid: $43,646(1)
/x/	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:
(4)	Date Filed:

(1)
Pursuant to the Amended and Restated Agreement and Plan of Merger dated May 31, 2001, BLUM CB Corp, a wholly owned subsidiary of CBRE Holding, Inc., will merge into CB Richard Ellis Services and each outstanding share of Common Stock will be converted into the right to receive $16.00, except for the shares held by either BLUM CB Corp. or CBRE Holding, Inc., which shares will be cancelled in the merger without any payment therefor. Pursuant to an Amended and Restated Contribution and Voting Agreement, certain stockholders of CB Richard Ellis Services (the "Continuing Stockholders") will contribute 8,052,087 shares of Common Stock to CBRE Holding, Inc. immediately prior to the merger, which shares will consist of 1,077,986 shares to be purchased from affiliates of a Continuing Stockholder immediately prior to the merger at a price of $16.00 per share, and 6,976,101 shares already owned by the Continuing Stockholders. As of May 31, 2001, there were 20,337,610 shares of Common Stock outstanding. The filing fee was determined by adding (x) the product of (i) the number of shares of Common Stock that are proposed to be acquired in the transactions (calculated by subtracting 8,052,087 from 20,337,610) and (ii) the transaction consideration of $16.00 in cash per share of Common Stock, plus (y) $4,996,879 payable to holders of stock options granted by CB Richard Ellis Services to purchase shares of Common Stock in exchange for the cancellation of such options ((x) and (y) together, the "Merger Consideration"). The required filing fee, calculated in accordance with Regulation 240.00-11 under the Securities Exchange Act of 1934, as amended, equals one-fiftieth of one percent of the Merger Consideration, or $40,313. A fee of $43,646 was previously paid.

PRELIMINARY COPY

    CB RICHARD ELLIS SERVICES, INC.
200 North Sepulveda Boulevard
El Segundo, California 90245

TO OUR STOCKHOLDERS:

    You are cordially invited to attend a special meeting of the stockholders of CB Richard Ellis Services, Inc. to be held at 8:30 a.m., local time, on July 18, 2001, at The Sheraton Gateway Hotel, 6101 West Century Boulevard, Los Angeles, California.

    At the special meeting, you will be asked to consider and vote upon the adoption of an Amended and Restated Agreement and Plan of Merger, dated May 31, 2001, providing for the merger of BLUM CB Corp., a newly formed Delaware corporation wholly-owned by CBRE Holding, Inc., into CB Richard Ellis Services. CBRE Holding is also a newly formed Delaware corporation and it will be majority-owned immediately prior to the effective time of the merger by the following persons, who are all currently stockholders of CB Richard Ellis Services and are referred to in the proxy statement together as the "continuing stockholders":

  •
  RCBA Strategic Partners, L.P., which is an affiliate of BLUM Capital Partners, L.P. and our director Richard Blum;

  •
  FS Equity Partners III, L.P. and FS Equity Partners International, L.P., which are affiliates of Freeman Spogli & Co. Incorporated and our director Bradford Freeman;

  •
  Ray Wirta, who is one of our directors and our Chief Executive Officer;

  •
  Brett White, who is one of our directors and our Chairman of the Americas;

  •
  The Koll Holding Company, which is an affiliate of our director Donald Koll; and

  •
  Frederic Malek, who is one of our directors.

    In the merger, each outstanding share of our common stock will be converted into the right to receive $16.00 in cash, except for shares held by the continuing stockholders, which will be contributed to CBRE Holding immediately prior to the merger in exchange for shares of CBRE Holding, and shares held by stockholders who have perfected their dissenters' rights, which will be subject to appraisal in accordance with Delaware law. If the stockholders of CB Richard Ellis Services adopt the merger agreement, CB Richard Ellis Services will no longer be a publicly-traded company and will become a wholly-owned subsidiary of CBRE Holding.

    A special committee of our board of directors has unanimously determined that the proposed merger is fair to and in the best interests of our stockholders, other than the continuing stockholders. The special committee consists entirely of directors who are not officers or employees of CB Richard Ellis Services, and who will not have an economic interest in CB Richard Ellis Services or CBRE Holding following the merger. Based on the recommendation of the special committee, our board of directors has unanimously determined that the proposed merger is fair to and in the best interests of our stockholders, other than the continuing stockholders. The special committee and the board of directors both unanimously recommend that you vote for the adoption of the merger agreement.

    In reaching their decisions, the special committee and the board of directors considered, among other things, a written opinion dated February 23, 2001, of Morgan Stanley & Co. Incorporated, the special committee's financial advisor, to the effect that, as of February 23, 2001, and based on and subject to the considerations stated in its opinion, the $16.00 per share consideration to be received by our unaffiliated stockholders in the merger was fair from a financial point of view to these stockholders.

    We cannot complete the merger unless we obtain the following vote to adopt the merger agreement:

  •
  the affirmative vote of holders of at least two-thirds of the outstanding shares of our common stock held by stockholders other than the continuing stockholders and their affiliates; and

  •
  the affirmative vote of holders of a majority of the outstanding shares of our common stock.

    The continuing stockholders have agreed to vote all shares of our common stock owned or controlled by them in favor of the adoption of the merger agreement, which votes will be counted for purposes of the second vote described above but not the first vote. As of the record date for the special meeting, the continuing stockholders beneficially owned or controlled approximately 39.7% of our outstanding common stock.

    The accompanying proxy statement explains the proposed merger and provides specific information concerning the merger agreement and the special meeting. We urge you to read these materials completely and carefully, including the merger agreement and other appendices.

    Whether or not you plan to attend the special meeting, we request that you complete, date, sign and return the enclosed proxy card promptly in the enclosed pre-addressed postage-paid envelope. Failure to return a properly executed proxy card or vote at the special meeting will have the same effect as a vote against the adoption of the merger agreement. Your vote is very important, so please take the time to vote your shares on this matter.

                      Sincerely,

                      James J. Didion
                       Chairman of the Board

El Segundo, California
June 13, 2001

    The merger and the merger agreement have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has any such commission passed upon the fairness or merits of the merger or the merger agreement nor upon the accuracy or adequacy of the information contained in this document. Any representation to the contrary is a criminal offense.

    This proxy statement is dated June 13, 2001, and is first being mailed to stockholders on or about June 15, 2001.

PRELIMINARY COPY

    CB RICHARD ELLIS SERVICES, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 18, 2001

TO OUR STOCKHOLDERS:

    A special meeting of the stockholders of CB Richard Ellis Services, Inc. will be held at 8:30 a.m., local time, on July 18, 2001, at The Sheraton Gateway Hotel, 6101 West Century Boulevard, Los Angeles, California, for the following purposes:

  1.
  To consider and vote upon a proposal to adopt the Amended and Restated Agreement and Plan of Merger, dated May 31, 2001, by and among CB Richard Ellis Services, BLUM CB Corp., a newly-formed Delaware corporation and wholly-owned subsidiary of CBRE Holding, Inc., and CBRE Holding, Inc., also a newly-formed Delaware corporation. In the merger, each share of CB Richard Ellis Services common stock will be converted into the right to receive $16.00 in cash, without interest or any other payment, except for the shares held by the continuing stockholders, which will be contributed to CBRE Holding immediately prior to the merger and shares held by stockholders who have perfected their dissenters' rights, which will be subject to appraisal in accordance with Delaware law. As a result of the merger, BLUM CB Corp. will be merged into CB Richard Ellis Services and CB Richard Ellis Services will become a wholly-owned subsidiary of CBRE Holding. A copy of the merger agreement is attached as Appendix A to the accompanying proxy statement.

  2.
  To transact such other business as may properly come before the special meeting or any adjournment or postponement of the meeting.

    Only those stockholders who were holders of record of CB Richard Ellis Services common stock at the close of business on June 13, 2001 will be entitled to notice of, and to vote at, the special meeting and any adjournment or postponement of the meeting. A list of those stockholders will be available for review at the CB Richard Ellis Services principal executive office during normal business hours for a period of ten days before the special meeting.

    The adoption of the merger agreement requires the affirmative vote of the following:

  •
  holders of at least two-thirds of the outstanding shares of CB Richard Ellis Services common stock held by stockholders other than the continuing stockholders and their affiliates on the record date; and

  •
  holders of a majority of the outstanding shares of CB Richard Ellis Services common stock on the record date.

    The continuing stockholders, who are identified in the accompanying proxy statement, have agreed to vote all of the shares of CB Richard Ellis Services common stock owned or controlled by them, which on the record date constituted approximately 39.7% of the outstanding shares of CB Richard Ellis Services common stock, in favor of the adoption of the merger agreement, which votes will be counted for purposes of the second vote described immediately above but not the first vote. A copy of the contribution and voting agreement among CBRE Holding, BLUM CB Corp. and the continuing stockholders is attached as Appendix B to the accompanying proxy statement.

    Stockholders of CB Richard Ellis Services who do not vote in favor of adoption of the merger agreement will have the right to seek appraisal of the fair value of their shares if the merger is completed, but only if they submit a written demand for such an appraisal before we take the vote on the merger agreement and they comply with Delaware law as explained in the accompanying proxy statement.

    Your vote is important to us. Whether or not you plan to attend the special meeting in person and regardless of the number of shares of CB Richard Ellis Services common stock that you own, please complete, sign, date and return the enclosed proxy card promptly in the enclosed pre-addressed postage-paid envelope.

    Failure to return a properly executed proxy card or vote at the special meeting will have the same effect as a vote against the adoption of the merger agreement.

    Your proxy is revocable and will not affect your right to vote in person if you decide to attend the special meeting. Simply attending the special meeting, however, will not revoke your proxy. For an explanation of the procedures for revoking your proxy, see the section of the proxy statement captioned "THE SPECIAL MEETING—Solicitation; Revocation and Use of Proxies." Returning your proxy card without indicating how you want to vote will have the same effect as a vote FOR the adoption of the merger agreement.

    If the merger is consummated, you will receive instructions for surrendering your CB Richard Ellis Services common stock certificates in exchange for $16.00 in cash for each share, and a letter of transmittal to be used for this purpose. You should not submit your stock certificates for exchange until you have received the instructions and the letter of transmittal.

                      By Order Of The Board Of Directors,

                      James J. Didion
                       Chairman of the Board

El Segundo, California
June 13, 2001

i

Transfer of Shares	73
Officers, Directors and Governing Documents	73
Representations and Warranties	73
Conduct of Business Pending the Merger	75
No Solicitation	76
Access to Information	77
Regulatory and Other Consents and Approvals	77
Financing Arrangements	78
Conditions to the Merger	78
Indemnification and Insurance	80
Amendment and Waiver	80
Termination of the Merger Agreement	81
Termination Fee	82
OTHER AGREEMENTS	84
Contribution and Voting Agreement	84
Guarantee and Related Agreement	86
Securityholders' Agreement	87
PRICE RANGE OF COMMON STOCK	89
DIVIDENDS	89
SELECTED CONSOLIDATED FINANCIAL DATA	90
COMMON STOCK PURCHASE INFORMATION	92
Purchases by CB Richard Ellis Services	92
Purchases by the Continuing Stockholders	92
Purchases by the Affiliated Directors	93
DIRECTORS AND EXECUTIVE OFFICERS OF CB RICHARD ELLIS SERVICES	94
INFORMATION ABOUT THE ACQUISITION COMPANIES, THE CONTINUING STOCKHOLDERS AND THE AFFILIATED DIRECTORS	96
CBRE Holding, Inc.	96
BLUM CB Corp.	96
RCBA Strategic Partners, L.P.	96
FS Equity Partners III, L.P., FS Equity Partners International, L.P.	98
Ray Wirta	98
Brett White	99
Frederic Malek	99
The Koll Holding Company	99
General Information	99
PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP	100
OTHER MATTERS	103

ii

FUTURE STOCKHOLDER PROPOSALS	103
WHERE YOU CAN FIND MORE INFORMATION	103

iii

SUMMARY TERM SHEET

    This summary term sheet highlights the material terms of the proposed merger, but does not contain all of the information that will be important to you. We urge you to read carefully this entire proxy statement, including the appendices and the other documents we refer to in this proxy statement. In this proxy statement, the terms "CB Richard Ellis Services," "we," "us" and "our" refer to CB Richard Ellis Services, Inc., a Delaware corporation having its principal executive offices at 200 North Sepulveda Boulevard, El Segundo, California 90245, tel. (310) 563-8600.

The Merger and Related Matters

  •
  The Merger. You are being asked to adopt the merger agreement, by which BLUM CB Corp. will be merged into CB Richard Ellis Services and CB Richard Ellis Services will become a wholly-owned subsidiary of CBRE Holding, Inc. See "THE MERGER AGREEMENT."

  •
  Payment for Common Stock. In the merger, each outstanding share of CB Richard Ellis Services common stock owned by CB Richard Ellis Services stockholders will be converted into the right to receive $16.00 in cash, except for the shares held by the continuing stockholders, which will be contributed to CBRE Holding immediately prior to the merger in exchange for shares of Class B common stock of CBRE Holding, and shares held by stockholders who have perfected their dissenters' rights, which will be subject to appraisal in accordance with Delaware law. We refer to BLUM CB Corp. and CBRE Holding collectively as the "acquisition companies." See "THE MERGER AGREEMENT."

  •
  Stockholder Vote. The merger agreement must be adopted by the affirmative vote of the holders, as of the record date, of (1) at least two-thirds of the outstanding shares of CB Richard Ellis Services common stock owned or controlled by persons other than the continuing stockholders, who are listed below under the title "Continuing Stockholders," and their affiliates, and (2) a majority of the outstanding shares of CB Richard Ellis Services common stock. Together, on the record date the continuing stockholders owned or controlled the voting of approximately 39.7% of the outstanding shares of CB Richard Ellis Services common stock, and they have agreed to vote those shares in favor of the merger, which votes will count for purposes of the second vote indicated above but not the first vote indicated above. See "SPECIAL FACTORS—Interests of CB Richard Ellis Services Directors and Executive Officers in the Merger."

  •
  Recommendation of the Board of Directors. The board of directors unanimously recommends that you vote FOR the adoption of the merger agreement. See "SPECIAL FACTORS—Recommendations of the Special Committee and Board of Directors."

  •
  Recommendation of the Special Committee. The board of directors made its recommendation after a special committee of directors determined that the merger is fair to, and in the best interests of, the unaffiliated stockholders of CB Richard Ellis Services, and recommended that the board of directors approve the merger agreement and recommend that our stockholders adopt the merger agreement. The special committee consisted of two of our directors who are not officers or employees of CB Richard Ellis Services and who will not retain an economic interest in CB Richard Ellis Services or the acquisition companies following the merger. See "SPECIAL FACTORS—Recommendations of the Special Committee and Board of Directors."

  •
  Treatment of Options. At the time of the merger, each holder of an option to acquire our common stock, whether or not vested, will have the right to receive, in consideration for the cancellation of his or her options, an amount per share of our common stock subject to the canceled options equal to the greater of (A) the amount by which $16.00 exceeds the exercise price of the option, if any, and (B) $1.00, reduced in each case by applicable withholding taxes. Each holder of an option who does not elect to receive this consideration will continue to hold his or her options to acquire our common stock after the merger. However, after the merger, we will be a wholly-owned subsidiary of CBRE Holding and our common stock will be delisted from the New York Stock Exchange and deregistered under the Securities Exchange Act of 1934. Accordingly, if any holder exercised his or her options after the merger, the holder would receive common stock of a subsidiary of CBRE Holding, which common stock would be difficult, if not impossible, to sell. See "THE MERGER AGREEMENT—Treatment of Options; Deferred Compensation Plan and Capital Accumulation Plan."

  •
  Treatment of DCP Stock Fund Units. At the time of the merger, our deferred compensation plan, or DCP, will be amended to provide that each stock fund unit in the DCP will thereafter represent the right to receive one share of Class A common stock of CBRE Holding. Each participant in the DCP who is one of our employees or one of our independent contractors in the states of California, New York, Illinois or Washington and holds stock fund units that have vested prior to the merger will be required to elect between (A) having the vested stock fund units converted in the merger, based upon a value of $16.00 per stock fund unit, into the interest index fund alternative or any of the insurance mutual fund alternatives that are available under the DCP, and (B) continuing to hold the vested stock fund units in the DCP. Each participant in the DCP who is not one of our employees or one of our independent contractors in the states of California, New York, Illinois or Washington and holds stock fund units that have vested prior to the merger must choose to have the vested stock fund units converted in the merger, based upon a value of $16.00 per stock fund unit, into the interest index fund alternative or any of the insurance mutual fund alternatives that are available under the DCP. All stock fund units that have not vested prior to the merger, including any that may vest as a result of the merger, will continue as stock fund units after the merger. The election by holders of vested stock fund units who are our employees or our independent contractors in the states of California, New York, Illinois or Washington will be made available by CBRE Holding to those persons solely pursuant to a valid prospectus complying with all applicable securities laws. This proxy statement is not an offer to sell, or a solicitation of an offer to buy, any of our securities or the securities of CBRE Holding. See "THE MERGER AGREEMENT—Treatment of Options; Deferred Compensation Plan and Capital Accumulation Plan."

  •
  Treatment of Shares Held in Our Capital Accumulation Plan. At the time of the merger, each participant in our Capital Accumulation Plan, which is our 401(k) plan, with an account balance invested in the Company Stock Fund under the Capital Accumulation Plan, will receive, in exchange for the participant's shares of our common stock in the Company Stock Fund, an amount equal to (A) the number of those shares multiplied by (B) $16.00. Each participant in the Capital Accumulation Plan who is one of our U.S. employees at the time of the merger will have the opportunity, provided that a registration statement that has been filed by CBRE Holding has been declared effective by the Securities and Exchange Commission, to invest in shares of the Class A common stock of CBRE Holding to be held in the Capital Accumulation Plan, based on a per share price equal to $16.00, subject to the following limitations: (1) the value of the CBRE Holding shares held in the participant's 401(k) account may not exceed 50% of the total value of the participant's 401(k) account; and (2) if the total number of CBRE Holding shares requested to be purchased in the 401(k) plan by participants exceeds 50% of the total number of shares of CB Richard Ellis Services common stock held in the 401(k) plan as of April 1, 2001, then the number of CBRE Holding shares each participant may purchase to hold in the participant's 401(k) account may not exceed the participant's pro rata portion, based on the number of shares requested by the participant, of the total shares requested to be purchased by all participants. This opportunity to acquire shares of CBRE Holding Class A common stock will be made available by CBRE Holding to eligible Capital Accumulation Plan participants solely pursuant to a valid prospectus complying with all applicable securities laws. This proxy statement is not an offer to sell, or a solicitation of an offer to buy, any of our securities or the securities of CBRE Holding. See "THE MERGER AGREEMENT—Treatment of Options; Deferred Compensation Plan and Capital Accumulation Plan."

  •
  Interests of Our Directors and Officers. Some of our directors and officers, including the continuing stockholders identified below, have interests in the merger that are different from, or in addition to, the interests that apply to our stockholders generally. See "SPECIAL FACTORS—Interests of CB Richard Ellis Services Directors and Executive Officers in the Merger."

  •
  Opinion of Financial Advisor. The special committee and the board of directors received an opinion on February 23, 2001, from Morgan Stanley & Co. Incorporated, or "Morgan Stanley," the financial advisor to the special committee, that, as of that date and subject to and based on the considerations stated in its opinion, the $16.00 per share consideration to be received by our unaffiliated stockholders in the merger was fair from a financial point of view to those holders. See "SPECIAL FACTORS—Opinion of Financial Advisor to the Special Committee."

  •
  Other Offers. Under specified circumstances, the board of directors or the special committee may terminate the merger agreement and pay a termination fee if CB Richard Ellis Services desires to accept a proposal for an alternative transaction. See "THE MERGER AGREEMENT—No Solicitation" and "—Termination Fee."

  •
  Tax Consequences. Generally, the consideration received in the merger will be taxable for U.S. federal income tax purposes. You will recognize taxable gain or loss in the amount of the difference between $16.00 and your adjusted tax basis for each share of CB Richard Ellis Services common stock that you own. However, special tax consequences may apply if you participate in the offering to acquire shares of CBRE Holding Class A common stock, described below. See "SPECIAL FACTORS—Material Federal Income Tax Consequences to Stockholders."

  •
  Conditions. The merger agreement and the transactions contemplated by the merger agreement are subject to (1) approval by the holders of a majority of the outstanding shares of our common stock and approval by the holders of two-thirds of the outstanding shares of our common stock held by stockholders other than the continuing stockholders and their affiliates, (2) the receipt of debt financing by the acquisition companies, (3) the receipt of consents from the holders of a majority of the outstanding principal amount of our 8 7/8% senior subordinated notes to amend the indenture governing these notes, and (4) specified other conditions. See "THE MERGER AGREEMENT—Conditions to the Merger."

The Acquisition Companies, the Continuing Stockholders, the Affiliated Directors and Related Arrangements

  •
  The Acquisition Companies. BLUM CB Corp. is a newly-formed Delaware corporation that is wholly owned by CBRE Holding, Inc. CBRE Holding, which is also a newly-formed Delaware corporation, will be wholly owned by the continuing stockholders immediately prior to consummation of the merger. We refer to BLUM CB and CBRE Holding collectively as the "acquisition companies." See "INFORMATION ABOUT THE ACQUISITION COMPANIES, THE CONTINUING STOCKHOLDERS AND THE AFFILIATED DIRECTORS."

  •
  Continuing Stockholders. Several of our current stockholders will own, after the merger, a majority of the stock of CBRE Holding, which will be the sole stockholder of CB Richard Ellis Services after the merger. These stockholders, who we refer to as the "continuing stockholders," are:

  •
  RCBA Strategic Partners, L.P., or "RCBA Strategic Partners," which is an affiliate of BLUM Capital Partners, L.P. and our director Richard Blum;

  •
  FS Equity Partners III, L.P. and FS Equity Partners International, L.P., which are affiliates of Freeman Spogli & Co. Incorporated, or "Freeman Spogli," and our director Bradford Freeman;

  •
  Ray Wirta, who is one of our directors and our Chief Executive Officer;

  •
  Brett White, who is one of our directors and our Chairman of the Americas;

  •
  The Koll Holding Company, which is an affiliate of our director Donald Koll; and

  •
  Frederic Malek, who is one of our directors.

        We also refer to Messrs. Blum, Freeman and Koll as the "affiliated directors."

         See "INFORMATION ABOUT THE ACQUISITION COMPANIES, THE CONTINUING STOCKHOLDERS AND THE AFFILIATED DIRECTORS."

  •
  Shares Owned by the Continuing Stockholders. As of the record date for the special meeting, the continuing stockholders owned or controlled the voting of an aggregate of 8,052,087 shares, or 39.7%, of the outstanding CB Richard Ellis Services common stock. They also held, as of the record date, options and warrants to purchase an additional 517,340 shares of CB Richard Ellis Services common stock. Pursuant to a contribution and voting agreement discussed below, immediately prior to the merger, each of the continuing stockholders will contribute all of the shares of outstanding CB Richard Ellis Services common stock that they own or control to CBRE Holding and CBRE Holding will issue an equal number of shares of its Class B common stock to the continuing stockholders. Each option then held by the continuing stockholders upon the consummation of the merger will be treated in the manner described above under the title "Treatment of Options." All of the warrants to acquire our common stock held by the continuing stockholders will be cancelled, although specified continuing stockholders will receive consideration for these cancellations. See "SPECIAL FACTORS—Interests of

  CB Richard Ellis Services Directors and Executive Officers in the Merger" and "PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP."

  •
  Other Interests of the Continuing Stockholders. Upon consummation of the merger, two of the continuing stockholders, Ray Wirta, our director and Chief Executive Officer, and Brett White, our director and Chairman of the Americas, will enter into employment agreements with CBRE Holding. Also upon consummation of the merger, pursuant to the contribution and voting agreement, CBRE Holding will issue warrants to purchase shares of Class B common stock of CBRE Holding to the continuing stockholders affiliated with Freeman Spogli pursuant to the terms and conditions set forth in a warrant agreement. In addition, pursuant to the contribution and voting agreement entered into by the continuing stockholders, upon the consummation of the merger, we will reimburse each of the continuing stockholders for any costs and expenses incurred by them in connection with the merger, as well as pay a transaction fee of $3 million to the general partner of RCBA Strategic Partners or its designee and a transaction fee of $2 million to Freeman Spogli or its designee. Also pursuant to the contribution and voting agreement, warrants to acquire 55,936 shares of CB Richard Ellis Services common stock that are beneficially owned by both Ray Wirta and Donald Koll, who is one of our directors, and warrants to acquire 29,052 shares of CB Richard Ellis Services common stock that are beneficially owned by Donald Koll, will be converted into the right to receive $1.00 per share of our common stock underlying the warrants. See "SPECIAL FACTORS—Interests of CB Richard Ellis Services Directors and Executive Officers in the Merger."

  •
  Contribution and Voting Agreement. The continuing stockholders have entered into a contribution and voting agreement among themselves and the acquisition companies under which they agreed to vote all the shares of our common stock that they own, and any shares as to which they control the voting, in favor of the merger agreement, except under specified circumstances. Also pursuant to the contribution and voting agreement, the continuing stockholders have agreed to contribute all of the shares of CB Richard Ellis Services common stock that they hold or control, to CBRE Holding and CBRE Holding will issue an equal number of shares of its Class B common stock to the continuing stockholders. In addition, at the time of the closing, RCBA Strategic Partners or its affiliates will purchase for cash, at a price of $16.00 per share, an aggregate amount of shares of CBRE Holding Class B common stock equal to between approximately $41 million and $93 million in value. The exact number of shares purchased for cash by RCBA Strategic Partners or its affiliates will depend upon, among other things, the total number of shares purchased by employees of CB Richard Ellis Services in the anticipated offerings referred to below under the title "Offering to Employees." This proxy statement is not an offer to sell, or a solicitation of an offer to buy, any of our securities or the securities of CBRE Holding. See "SPECIAL FACTORS—Interests of CB Richard Ellis Services Directors and Executive Officers in the Merger."

The Special Meeting and Related Matters

  •
  Special Meeting. The vote of our stockholders on the adoption of the merger agreement will occur at a special meeting of our stockholders that will be held at 8:30 a.m., local time, on July 18, 2001 at The Sheraton Gateway Hotel, 6101 West Century Boulevard, Los Angeles, California. See "THE SPECIAL MEETING."

  •
  Eligibility to Vote. Holders of CB Richard Ellis Services common stock at the close of business on June 13, 2001, the record date for the special meeting, may vote at the special meeting in person or by proxy. See "THE SPECIAL MEETING."

  •
  Voting Procedures. In order to cast a vote on the merger, or change a proxy you have already sent to us, you must follow the procedures described in this proxy statement under "THE SPECIAL MEETING."

  •
  Appraisal Rights. You may dissent from the merger and seek appraisal of the fair value of your shares, but only if you comply with all requirements of Delaware law summarized in this proxy statement under "SPECIAL FACTORS—Dissenters' Rights of Appraisal" and attached as Appendix E to this proxy statement.

Consequences of the Merger

  •
  After the Merger. This is a "going private" transaction and upon completion of the merger, CB Richard Ellis Services will be a wholly-owned subsidiary of CBRE Holding and will no longer be a publicly-traded company. Unless you are an eligible employee or independent contractor of CB Richard Ellis Services or its subsidiaries at the time of the closing of the merger agreement and you decide to participate in the offerings described below, you will not own any CB Richard Ellis Services common stock or common stock of either of the acquisition companies after completion of the merger. See "SPECIAL FACTORS—Interests of CB Richard Ellis Services Directors and Executive Officers in the Merger."

  •
  Offerings to Employees. Pursuant to a registration statement and related prospectuses that have been filed with the Securities and Exchange Commission, CBRE Holding anticipates offering shares of its Class A common stock and options to acquire shares of its Class A common stock to eligible employees and independent contractors of CB Richard Ellis Services and its subsidiaries, which shares will include shares to be held in the CB Richard Ellis Services 401(k) plan, shares underlying stock fund units in the CB Richard Ellis Services deferred compensation plan and shares underlying stock options. These offerings will only be made pursuant to a valid prospectus complying with applicable securities laws. This proxy statement is not an offer to sell, or a solicitation of an offer to buy, any of our securities or the securities of CBRE Holding. See "SPECIAL FACTORS—Anticipated Offerings by CBRE Holding."

Contact for Questions

  If you have any questions about the merger, the special meeting or any of the matters described in this proxy statement, you should contact our proxy solicitor, Innisfree M&A Incorporated, at:

              Innisfree M&A Incorporated
              501 Madison, 20th Floor
              New York, New York 10022
              Telephone: (212) 750-5833 (for banks and brokers)
              (888) 750-5834 (toll-free for stockholders)

QUESTIONS AND ANSWERS ABOUT THE MERGER

    The following questions and answers briefly address some commonly asked questions about the merger. They may not include all the information that is important to you. We urge you to read carefully this entire proxy statement, including the appendices and the other documents we refer to in this proxy statement.

Q:
What am I being asked to vote upon?

A:
You are being asked to adopt a merger agreement that provides for BLUM CB Corp. to be merged into CB Richard Ellis Services. BLUM CB Corp., a newly-formed Delaware corporation, is wholly owned by CBRE Holding, Inc., also a newly-formed Delaware corporation. If the merger is completed, CB Richard Ellis Services will be a wholly-owned subsidiary of CBRE Holding and will no longer be a publicly-traded corporation and you will no longer own shares of CB Richard Ellis Services common stock or stock of BLUM CB Corp. or CBRE Holding.

Q:
What will I receive for my CB Richard Ellis Services common stock if the merger is completed?

A:
Each of your shares of CB Richard Ellis Services common stock will be converted automatically into the right to receive $16.00 in cash, without interest or any other payment, except that if you perfect your dissenters' rights your shares will be subject to appraisal in accordance with Delaware law.

Q:
What do the special committee of the board of directors and the board of directors recommend regarding the merger agreement?

A:
A special committee of our board of directors has unanimously determined that the proposed merger is fair to and in the best interests of our unaffiliated stockholders. The special committee consists entirely of directors who are not officers or employees of CB Richard Ellis Services, and who will not have an economic interest in CB Richard Ellis Services or CBRE Holding following the merger. Based on the recommendation of the special committee, our board of directors has unanimously determined that the proposed merger is fair to and in the best interests of our unaffiliated stockholders. The special committee and the board of directors both unanimously recommend that you vote for the adoption of the merger agreement.

Q:
Do any members of the board of directors or management of CB Richard Ellis Services have interests in the merger that may be different from my interest as a stockholder?

A:
Some of our directors and officers, including those that are continuing stockholders or affiliated directors, have interests in the merger that are different from, or in addition to, the interests of our stockholders generally. For additional information regarding these interests, you should read the section of this proxy statement titled "SPECIAL FACTORS—Interests of CB Richard Ellis Services Directors and Executive Officers in the Merger."

Q:
Why did the board of directors form the special committee?

A:
Our board of directors formed the special committee because a majority of the members of our board of directors consist of persons who are, or are affiliated with, the continuing stockholders, or are employees or former employees of CB Richard Ellis Services. Both of the members of the special committee, Stanton Anderson and Paul Leach, are directors who are not officers or employees of CB Richard Ellis Services and who will not retain an economic interest in CB Richard Ellis Services or the acquisition companies following the merger. The special committee independently selected and retained legal and financial advisors to assist it.

Q:
Who are the continuing stockholders?

A:
The continuing stockholders, who will contribute shares of CB Richard Ellis Services owned by them to CBRE Holding in exchange for shares of CBRE Holding rather than receive $16.00 per share in cash, are:

•
RCBA Strategic Partners, L.P., which is an affiliate of BLUM Capital Partners, L.P. and our director Richard Blum;

•
FS Equity Partners III, L.P. and FS Equity Partners II International, L.P., who are affiliates of Freeman Spogli & Co. Incorporated and our director Bradford Freeman;

•
Ray Wirta, who is one of our directors and our Chief Executive Officer;

•
Brett White, who is one of our directors and our Chairman of the Americas;

•
The Koll Holding Company, which is an affiliate of our director Donald Koll; and

•
Frederic Malek, who is one of our directors.

Q:
Who are the affiliated directors?

A:
The affiliated directors are those of our directors who are affiliated with continuing stockholders, though not themselves continuing stockholders. Specifically, the affiliated directors are:

•
Richard Blum, who is affiliated with RCBA Strategic Partners, L.P.;

•
Bradford Freeman, who is affiliated with FS Equity Partners III, L.P. and FS Equity Partners International, L.P.; and

•
Donald Koll, who is affiliated with The Koll Holding Company.

Q:
What will happen to the shares, options and warrants held by the continuing stockholders?

A:
Each of the continuing stockholders will contribute the shares of our common stock that he or it owns or controls to CBRE Holding immediately prior to the effective time of the merger in exchange for an equal number of shares of Class B common stock of CBRE Holding. The shares of our common stock held by CBRE Holding at the effective time of the merger will be cancelled and CBRE Holding will not receive any payment for those shares. The options to acquire our common stock held by the continuing stockholders will be treated the same as the options held by our other stockholders. All warrants to acquire our common stock, including those held by the continuing stockholders, will effectively be terminated in connection with the merger. However, CBRE Holding has agreed to issue, at the time of the merger, warrants to acquire CBRE Holding Class B common stock to the continuing stockholders affiliated with Freeman Spogli that currently hold warrants to acquire our common stock. In addition, CBRE Holding has agreed with Ray Wirta and The Koll Holding Company to pay to them $1 per share of our common stock underlying the warrants that they currently own.

Q:
Are there conditions to the completion of the merger?

A:
Yes. Before completion of the transactions contemplated by the merger agreement, CB Richard Ellis Services and the acquisition companies must fulfill or waive several closing conditions, including:

•
adoption of the merger agreement by the holders of two-thirds of our outstanding shares held by stockholders other than the continuing stockholders and their affiliates and by the holders of a majority of the outstanding shares of our common stock;

•
the receipt of debt financing by the acquisition companies;

  •
  the receipt of consents from the holders of a majority of the outstanding principal amount of our 8 7/8% senior subordinated notes to amend the indenture governing those notes;

  •
  the accuracy of representations and warranties made by the parties;

  •
  the fulfillment by the parties of various contractual obligations;

  •
  the absence of material adverse changes to CB Richard Ellis Services; and

  •
  other customary closing conditions.

  If these conditions are not satisfied or waived the merger will not be completed even if our stockholders vote to adopt the merger agreement.

Q:
When do you expect the merger to be completed?

A:
We are working toward completing the merger as quickly as possible. We expect to complete the merger on or about July 18, 2001.

Q:
Will I owe any U.S. federal income tax as a result of the merger?

A:
The receipt of cash for shares of CB Richard Ellis Services common stock in the merger will generally be a taxable transaction for U.S. federal income tax purposes and may also be a taxable transaction under applicable state, local, foreign or other tax laws. Generally, for U.S. federal income tax purposes you will recognize gain or loss equal to the difference between $16.00 per share and your adjusted tax basis for the shares of CB Richard Ellis Services common stock that you owned immediately before the merger. For U.S. federal income tax purposes, this gain or loss generally would be a capital gain or loss if you held the shares as a capital asset. However, special tax consequences may apply if you participate in the offering to acquire shares of CBRE Holding Class A common stock, described in "SPECIAL FACTORS—Anticipated Offerings by CBRE Holding."

  Tax matters are very complicated and the tax consequences of the merger to you will depend on the facts of your own situation. You should consult your tax advisor for a full understanding of the tax consequences of the merger to you.

Q:
When and where is the special meeting?

A:
The special meeting of CB Richard Ellis Services stockholders will be held at 8:30 a.m., local time, on July 18, 2001, at The Sheraton Gateway Hotel, 6101 West Century Boulevard, Los Angeles, California.

Q:
Who can vote on the merger agreement?

A:
Holders of our common stock at the close of business on June 13, 2001, the record date for the special meeting, may vote in person or by proxy on the merger agreement at the special meeting.

Q:
What vote is required to adopt the merger agreement?

A:
The merger agreement must be adopted:

•
by the affirmative vote of the holders of at least two-thirds of the outstanding shares of our common stock held by stockholders other than the continuing stockholders and their affiliates, and

•
by the affirmative vote of the holders of at least a majority of the outstanding shares of our common stock.

Q:
Have any stockholders agreed to vote in favor of the adoption of the merger agreement?

A:
Yes. The continuing stockholders have entered into a contribution and voting agreement with each other and the acquisition companies under which the continuing stockholders, subject to exceptions, agreed to vote the shares of CB Richard Ellis Services common stock that they own or control in favor of the adoption of the merger agreement. These votes would count for purposes of the second vote indicated in the immediately preceding question but not for the first vote indicated. On the record date for the special meeting, the continuing stockholders owned or controlled 8,052,087 shares of our common stock, representing approximately 39.7% of the outstanding shares. A copy of the contribution and voting agreement is attached as Appendix B to this proxy statement.

Q:
What will I receive if I hold options to acquire CB Richard Ellis Services common stock?

A:
For each share of CB Richard Ellis Services common stock underlying options that you hold you will be entitled to receive the greater of (A) the amount by which $16.00 exceeds the exercise price of your option, if any, and (B) $1.00, reduced in each case by applicable withholding taxes. If you do not elect to receive the consideration described in the previous sentence for your options, then you will continue to hold your options to acquire our common stock after the merger. However, after the merger, we will be a wholly-owned subsidiary of CBRE Holding and our common stock will be delisted from the New York Stock Exchange and deregistered under the Securities Exchange Act of 1934. Accordingly, if you exercised your options after the merger, you would receive common stock of a subsidiary of CBRE Holding, which common stock would be difficult, if not impossible, to sell. See "THE MERGER AGREEMENT—Treatment of Options; Deferred Compensation Plan and Capital Accumulation Plan."

Q:
What will I receive if I hold CBRE stock fund units in the CB Richard Ellis Services deferred compensation plan?

A:
If you are one of our U.S. employees or one of our independent contractors in the states of California, New York, Illinois or Washington, you will be required to elect to have your stock fund units that have vested prior to the merger treated in one of the following ways:

•
You can have the vested stock fund units converted at the time of the merger, based upon a value of $16.00 per stock fund unit, into the interest index fund alternative or any of the insurance mutual fund alternatives that are available under the DCP.

•
You can continue to hold your vested stock fund units in your account under the DCP; however, the DCP will be amended at the time of the merger so that your stock fund units will thereafter represent the right to receive an equal number of shares of Class A common stock of CBRE Holding and no longer represent the right to receive common stock of CB Richard Ellis Services.

  Please note that CBRE Holding will be making this choice available to eligible DCP participants only pursuant to a valid prospectus complying with applicable securities laws, and that prospectus will be provided to DCP participants by CBRE Holding prior to the merger.

  If you are not one of our U.S. employees or one of our independent contractors in the states of California, New York, Illinois or Washington, you will be required to choose to have your stock fund units that have vested prior to the merger converted at the time of the merger into the interest index fund alternative or any of the insurance mutual fund alternatives that are available under the DCP.

  All participants' stock fund units that have not vested prior to the merger, including any that may vest as a result of the merger, will continue to be held in their accounts under the DCP. However, after the merger unvested CB Richard Ellis Services stock fund units will represent the right to receive an equal number of shares of Class A common stock of CBRE Holding and will no longer represent the right to receive common stock of CB Richard Ellis Services.

  This proxy statement is not an offer to sell, or a solicitation of an offer to buy, any of our securities or the securities of CBRE Holding.

Q:
What will I receive if I have an account balance in the CB Richard Ellis Services capital accumulation plan invested in CB Richard Ellis Services common stock?

A:
Each of the shares of CB Richard Ellis Services common stock that you hold in the current CB Richard Ellis Services Capital Accumulation Plan, our 401(k) plan, will be canceled and converted automatically into the right to receive $16.00 in cash, without interest or any other payment, except that if you perfect your dissenters' rights your shares will be subject to appraisal in accordance with Delaware law. If you are one of our U.S. employees at the time of the merger and you have a 401(k) plan account, you will be permitted to invest in shares of Class A common stock of CBRE Holding to be held in an amended version of the 401(k) plan, based on a share price equal to $16.00, subject to two limitations: (1) the value of the CBRE Holding shares held in your 401(k) account may not exceed 50% of the total value of your 401(k) account, and (2) if the total number of CBRE Holding shares requested to be purchased in the 401(k) plan by participants exceeds 50% of the total number of shares of CB Richard Ellis Services common stock held in the 401(k) plan as of April 1, 2001, then the number of CBRE Holding shares you may purchase to hold in your 401(k) account may not exceed your pro rata portion, based on number of shares requested, of the total shares requested to be purchased by all participants. Please note that CBRE Holding will allow these eligible persons to invest in its shares held in the amended 401(k) plan only pursuant to a valid prospectus complying with applicable securities laws, and that prospectus will be provided to the participants by CBRE Holding prior to the merger. This proxy statement is not an offer to sell, or a solicitation of an offer to buy, any of our securities or the securities of CBRE Holding.

Q:
What do I need to do now?

A:
After you have carefully reviewed this proxy statement, please mark your vote on the accompanying proxy card and sign and mail it in the enclosed return envelope as soon as possible. This will ensure that your shares will be represented at the special meeting. If you sign and send in the proxy card and do not indicate how you want to vote, your proxy will be voted FOR the adoption of the merger agreement. If you do not vote by either sending in your proxy card or voting in person at the special meeting, it will have the same effect as a vote AGAINST the adoption of the merger agreement.

Q:
If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A:
Your broker will vote your shares only if you provide written instructions as to how to vote your shares. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Without instructions, your shares will not be voted by your broker and the failure to vote will have the same effect as a vote AGAINST the approval and adoption of the merger agreement.

Q:
What rights do I have to dissent from the merger?

A:
If you wish, you may dissent from the merger and seek an appraisal of the fair value of your shares, but only if you comply with the requirements of Delaware law which are attached as Appendix E to this proxy statement and which are summarized in the section of this proxy statement titled "SPECIAL FACTORS—Dissenters' Rights of Appraisal." Based on the determination of the Delaware Court of Chancery, the appraised fair value of your shares of our common stock, which will be paid to you if you properly perfect your appraisal rights, may be more than, less than or equal to the $16.00 per share to be paid in the merger.

Q:
Can I change my vote after I have mailed my signed proxy card?

A:
Yes. You can change your vote at any time before the vote is taken at the special meeting. If you are the record holder of your shares, you can do this in one of the following three ways:

•
you can send a written notice to us dated later than your proxy card stating that you would like to revoke your current proxy;

•
you can complete and submit a new proxy card dated later than your original proxy card; or

•
you can attend the special meeting and vote in person.

  If you choose to submit a notice of revocation or a new proxy card you must send it to the Secretary of CB Richard Ellis Services at 200 North Sepulveda Boulevard, El Segundo, California 90245. CB Richard Ellis Services must receive the notice or new proxy card before the vote is taken at the special meeting. If you hold your shares in "street name" and have instructed a broker to vote your shares, you must follow the directions received from your broker as to how to change your vote.

Q:
Should I send in my stock certificates now?

A:
No. If the merger is completed, we will promptly send you written instructions for sending in your stock certificates in exchange for the $16.00 per share cash payment for your shares.

Q:
Who can help answer my questions?

A:
The information provided above in the summary term sheet and in the "question and answer" format is for your convenience only and is merely a summary of the information contained in this proxy statement. You should carefully read this entire proxy statement, including the attached appendices and the documents we refer to in this proxy statement. If you have more questions about the merger you should contact our proxy solicitor:

Innisfree M&A Incorporated
501 Madison, 20th Floor
New York, New York 10022
Telephone: (212) 750-5833 (for banks and brokers)
(888) 750-5834 (toll-free for stockholders)

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

    We have made forward-looking statements in this proxy statement and the documents incorporated by reference in this proxy statement that are not historical facts but rather reflect current expectations concerning future results and events. When used in this proxy statement, the words "believes," "expects," "intends," "plans," "anticipates," likely," "will," and similar expressions identify the forward-looking statements." These forward-looking statements are subject to risks, uncertainties and other factors, some of which are beyond our control, that could cause actual results and events to differ materially from those forecast or anticipated in the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, the following:

  •
  changes in interest rates, and the availability, cost and terms of financing;

  •
  the outcomes of pending lawsuits against us;

  •
  economic conditions generally;

  •
  demand for the services that we provide;

  •
  competition;

  •
  our ability to attract and retain qualified personnel;

  •
  changes in business strategy or development plans; and

  •
  other factors discussed elsewhere in this proxy statement and in the documents that we file with the Securities and Exchange Commission.

    You are cautioned not to place undue reliance on forward-looking statements, which reflect management's view only as of the date of this proxy statement or as of such earlier date as indicated in this proxy statement. All forward-looking statements included in this proxy statement and all subsequent forward-looking statements attributable to CB Richard Ellis Services or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. We do not intend to update or revise these statements to reflect events or circumstances existing after the date of this proxy statement or to reflect the occurrence of unanticipated events, except as required by law.

SPECIAL FACTORS

Background of the Merger

    Our board of directors has periodically evaluated our business and operations, as well as the strategic direction and prospects of our business. In connection with this process, during the early and middle part of 1999 our board and members of our management considered the possibility of a strategic transaction involving us and another publicly-traded real estate services company and had discussions with that company's representatives concerning such a possibility. These discussions ended with our board deciding not to pursue the possibility of a transaction with the other company at that time. In February 2000, our representatives and representatives of the other company entered into new discussions concerning a variety of business possibilities involving both of our companies. These discussions ended in May 2000 without a decision to pursue any of those possibilities.

    Richard Blum, who is a managing member of the general partner of RCBA Strategic Partners, L.P., has been a member of our board of directors since 1993. On November 8, 1999, RCBA Strategic Partners and various of its affiliates purchased an aggregate of 1,283,700 shares of our common stock in the open market. As a result of these purchases, RCBA Strategic Partners and these affiliates acquired beneficial ownership of approximately 7.7% of our outstanding common stock at that time. In addition, on January 4 and 5, 2000, RCBA Strategic Partners and its affiliates purchased an additional 1,677,800 shares of our common stock in the open market, which resulted in RCBA Strategic Partners and these affiliates having beneficial ownership of an aggregate of approximately 15.8% of our outstanding common stock at that time.

    In connection with their monitoring of their investment in our common stock, RCBA Strategic Partners and its affiliates regularly reviewed our operating performance and prospects, as well as our financial condition. RCBA Strategic Partners and its affiliates also regularly reviewed the status and performance of their investment. In connection with these reviews, in July 2000, RCBA Strategic Partners began to evaluate the possibility of pursuing an acquisition of CB Richard Ellis Services. In late July 2000, representatives of RCBA Strategic Partners met with Ray Wirta, who is our Chief Executive Officer, and Brett White, who is our Chairman of the Americas, to discuss the possibility of pursuing such an acquisition.

    Throughout the month of August 2000, representatives of RCBA Strategic Partners and Messrs. Wirta and White had numerous further conversations regarding the possibility of such a transaction. In addition, in order to assess the possibility of obtaining financing for any potential acquisition proposal, beginning in late August 2000, representatives of RCBA Strategic Partners and its affiliates entered into discussions with Credit Suisse First Boston, or "CSFB," and other financial institutions. In addition, in early September 2000, Mr. Wirta contacted Freeman Spogli to advise them of the possibility of a transaction involving us and the conversations that had occurred with representatives of RCBA Strategic Partners.

    As part of its evaluation of the possibility of pursuing an acquisition of CB Richard Ellis Services, in September of 2000 RCBA Strategic Partners engaged Bain & Company to assist RCBA Strategic Partners in its analysis of the real estate services industry generally and our business and operations in particular. In addition, RCBA Strategic Partners also engaged Arthur Andersen LLP to assist RCBA Strategic Partners in conducting their accounting and tax due diligence review of CB Richard Ellis Services, and instructed its legal counsel, Simpson Thacher & Bartlett, to conduct a preliminary legal due diligence review of CB Richard Ellis Services.

    On September 21, 2000, CSFB delivered a draft of a commitment letter to RCBA Strategic Partners containing the terms and conditions upon which CSFB would agree to provide debt financing for a possible acquisition of CB Richard Ellis Services by RCBA Strategic Partners and its affiliates. During September and October 2000, RCBA Strategic Partners also had discussions with other potential debt financing sources for a possible transaction involving CB Richard Ellis Services. In connection with the review by RCBA Strategic Partners of the financing alternatives that might be available if it were to pursue a transaction, James Leonetti, who is our chief financial officer, and Walter Stafford, who is our general counsel, provided comments regarding some of the terms of the potential debt financings.

    In late September, representatives of RCBA Strategic Partners contacted representatives of Freeman Spogli to determine whether they would be interested in participating in a going private transaction involving our company. Subsequent to these conversations, on September 25, 2000, representatives of Freeman Spogli met with Ray Wirta to discuss the possibility of a going private transaction involving us. The Freeman Spogli representatives indicated to Mr. Wirta that Freeman Spogli would continue to consider the matter and that they would provide their views on whether Freeman Spogli would participate in such a transaction within a month.

    During late September and during October, Bain & Company, Arthur Andersen and Simpson Thacher & Bartlett were provided access to various public and non-public information relating to us and had numerous conversations regarding us with selected members of our senior management. Members of management spoken to were Messrs. Wirta, White, Stafford and Leonetti. During the week of October 9, 2000, each of Bain & Company and Arthur Andersen communicated to RCBA Strategic Partners on the results of their review through that date.

    In October 2000 representatives of RCBA Strategic Partners and its affiliates entered into discussions with representatives of Freeman Spogli regarding the terms upon which the parties might cooperate in a potential acquisition of CB Richard Ellis Services. During the same period, representatives of RCBA Strategic Partners and its affiliates also began discussing with Messrs. Wirta and White the terms upon which they would be willing to participate in a potential transaction, including the possible terms of employment agreements and equity-based compensation. On October 16, 2000, representatives of RCBA Strategic Partners and its affiliates, including Richard Blum, and representatives of Freeman Spogli, including Bradford Freeman, met with Mr. Wirta and other CB Richard Ellis Services directors, including Gary Wilson and Frederic Malek by telephone conference, to discuss the possibility of a going private transaction involving CB Richard Ellis Services. It was concluded that the possibility should be further analyzed and discussed. During October 2000, RCBA Strategic Partners also continued to prepare and review various financial and operating analyses relating to a potential acquisition of CB Richard Ellis Services.

    During late October and early November RCBA Strategic Partners, Freeman Spogli, Messrs. Wirta and White and the other continuing stockholders continued to negotiate the terms on which they might be willing to make a proposal to acquire us, resulting in final drafts of a proposal letter to our board of directors and a letter agreement among the continuing stockholders being prepared by Friday, November 10, 2000. Also during early November, RCBA Strategic Partners continued to negotiate with CSFB regarding the terms upon which CSFB would be willing to provide debt financing for an acquisition proposal by the continuing stockholders. On November 9, 2000, CSFB delivered to RCBA Strategic Partners a revised commitment letter indicating the revised terms upon which it would provide debt financing. In addition, as of that date, a draft term sheet regarding the terms of employment and compensation for Messrs. Wirta and White, as well as possibly other members of CB Richard Ellis Services' management, was still being negotiated.

    On November 10, 2000 the investment committee of the general partner of RCBA Strategic Partners met and approved the submission to our board of directors by BLUM CB Corp. of a proposal to acquire all of our outstanding common stock not owned by the continuing stockholders. On the same day, the principals of Freeman Spogli met and similarly approved the submission of the proposal by BLUM CB Corp. Following such approvals, each of the continuing stockholders entered into a letter agreement in which they agreed that BLUM CB Corp. would make the proposal to our board of directors to acquire all of our outstanding common stock not owned by the continuing stockholders. The letter agreement also set forth various obligations of the continuing stockholders relating to the proposal, including their obligation to support the proposal.

    On November 10, 2000 BLUM CB Corp., on behalf of the continuing stockholders, made a written proposal to us to acquire all of our shares of common stock not already owned by the continuing stockholders in a cash merger at a per share price of $15.50. The proposal was accompanied by the letter agreement among the continuing stockholders entered into on November 10, 2000. The proposal also stated that it would terminate on December 1, 2000 unless previously accepted.

    At a special telephonic meeting of our board of directors on November 10, 2000 our board of directors discussed the proposal, established a special committee of the board and appointed Messrs. Anderson and Leach as the members of the special committee. Our board also delegated to the special committee the power to, among other things:

  •
  review and evaluate the proposal submitted by BLUM CB Corp. and accept, reject or negotiate that proposal;

  •
  receive or solicit, and then consider and negotiate, alternative proposals or determine not to enter into any transaction;

  •
  retain advisors;

  •
  determine whether any transaction is fair to and in the best interest of CB Richard Ellis Services and its stockholders; and

  •
  recommend action to the board of directors regarding a transaction.

    Our board also approved a press release announcing the proposal. The press release was issued on November 13, 2000.

    Between November 13 and December 6, 2000, five putative class actions were filed in Delaware state court by various stockholders against us, our directors and the continuing stockholders and various of their affiliates. A similar action was also filed on November 17, 2000 in California state court. These actions all alleged that BLUM CB Corp.'s proposal price was unfair and inadequate and sought injunctive relief or rescission of the transaction and, in the alternative, money damages.

    On November 14, 2000 BLUM CB Corp., at the request of Mr. Anderson, provided the special committee with a copy of the November 9, 2000 commitment letter of CSFB. This commitment letter, which had not been accepted by BLUM CB Corp., provided for a senior credit facility in an aggregate principal amount up to $375 million and contemplated a high yield subordinated note offering of $225 million or, if that high yield offering could not be completed, the commitment letter provided a commitment for a subordinated loan facility of $225 million. CSFB's commitment letter was subject to various conditions, including a "market out" provision indicating that a condition to funding was the absence, since September 21, 2000, of a material disruption or material adverse change in the conditions of the financial, banking or capital markets, including the high yield market, that in CSFB's reasonable good faith judgment could adversely affect the syndication of the senior credit facilities or the sale of the subordinated notes contemplated by the commitment letter. The commitment letter was also accompanied by a letter dated November 9, 2000 from CSFB indicating, in effect, that conditions in the high yield market had deteriorated since September 21, 2000 to such an extent that, under the "market out" provision, CSFB would not at that time be obligated to provide financing under the commitment letter.

    On November 16, 2000 the special committee interviewed law firms and engaged McDermott, Will & Emery as its legal counsel. On November 16 and November 17 the special committee interviewed financial advisors and engaged Morgan Stanley & Co. Incorporated as its financial advisor.

    On November 20, 2000 the members of the special committee and their financial and legal advisors met with representatives of the continuing stockholders, including Mr. Wirta, to clarify various issues concerning the proposal and to discuss the procedure under which the special committee would consider the proposal. Among the issues covered were:

  •
  the background of the proposal;

  •
  the rationale for the transaction;

  •
  the proposed equity and debt financing, particularly the status of debt financing in light of the "market out" letter from CSFB;

  •
  the stockholder vote required for approval; and

  •
  the possible timing for the transaction.

    On November 21, 2000 at a regularly scheduled meeting of our board of directors the special committee reported on its activities, including the retention of financial and legal advisors. After the board of directors meeting, the special committee and its advisors met with Messrs. Wirta and White and presented them with a letter outlining the special committee's guidelines to be followed by members of management in connection with the special committee's process.

    On November 30, 2000 representatives of Morgan Stanley and McDermott, Will & Emery held a telephonic meeting with Messrs. Wirta, White, Stafford and Leonetti, in order to gather information about our operations, financial performance and projections. Also on November 30, 2000 McDermott, Will & Emery presented a draft confidentiality and standstill agreement to the continuing stockholders.

    On December 1, 2000 BLUM CB Corp. extended its initial proposal until at least December 31, 2000, after which date BLUM CB Corp. reserved the right to terminate the proposal at any time if not accepted.

    On December 4, 2000 Simpson Thacher & Bartlett, counsel to RCBA Strategic Partners and the acquisition companies, presented comments on the draft confidentiality and standstill agreement to McDermott, Will & Emery and representatives of the parties began to negotiate the terms of that agreement.

    On December 6, 2000 Messrs. Blum and Anderson met for breakfast and discussed the BLUM CB Corp. proposal and the timing of the special committee's process, but they did not reach any agreements or understandings with respect to the BLUM CB Corp. proposal. Also, on December 6, 2000 the special committee met with its legal and financial advisors. At this meeting Morgan Stanley discussed valuation issues with respect to CB Richard Ellis Services, its analysis of the BLUM CB Corp. proposal and its views on other potential buyers. McDermott, Will & Emery discussed the fiduciary duties of the members of the special committee. As a result of this meeting the special committee directed 1) its representatives to conduct discussions with representatives of the continuing stockholders concerning the BLUM CB Corp. proposal, subject to the execution of an acceptable confidentiality and standstill agreement with the continuing stockholders, and 2) Morgan Stanley to begin exploring other alternatives for CB Richard Ellis Services, including contacting third parties who might be interested in a transaction. Morgan Stanley began contacting other potential buyers promptly after the meeting on December 6, 2000. On December 8, 2000 the special committee sent letters to each of the directors affiliated with the continuing stockholders outlining the special committee's instructions to its financial advisors.

    On December 15, 2000 the special committee met with representatives of Morgan Stanley to discuss the results of Morgan Stanley's contacts with third parties regarding a possible transaction. Also on December 15, 2000 CB Richard Ellis Services and each of the continuing stockholders executed a confidentiality and standstill agreement. The provisions of that agreement prohibited the continuing stockholders and their controlled affiliates from purchasing or soliciting proxies to vote shares of our common stock and from taking certain other actions, until at least April 15, 2001. The agreement also provided that if we entered into a merger or other acquisition agreement, including an agreement with a third party, the restrictions on the continuing stockholders would be extended for up to an additional nine months. The special committee viewed these provisions as favorable for purposes of soliciting potential third party bids for CB Richard Ellis Services because they limited the ability of the continuing stockholders to prevent or deter a competing transaction.

    On December 18, 2000 CB Richard Ellis Services filed with the SEC on Form 8-K a memorandum to its employees from the special committee which stated that the special committee had informed the continuing stockholders that the committee was prepared to have its representatives meet with representatives of the continuing stockholders to discuss the BLUM CB Corp. proposal and that the special committee had directed Morgan Stanley to begin exploring other alternatives for CB Richard Ellis Services, including contacting third parties who might have an interest in a transaction.

    On December 20, 2000 representatives of Morgan Stanley met with representatives of the continuing stockholders, including Mr. Wirta. At this meeting Morgan Stanley, on behalf of the Special Committee, informed the continuing stockholders that BLUM CB Corp. should improve the $15.50 price in its proposal. Morgan Stanley also informed the continuing stockholders' representatives that the financing for the proposal was not sufficiently firm and that the continuing stockholders should improve that aspect of BLUM CB Corp.'s proposal as well. Morgan Stanley and the continuing stockholders also discussed the special committee's process and the likely timing of the committee's consideration of BLUM CB Corp.'s proposal. At this meeting representatives of the continuing stockholders proposed to make a joint presentation to Moody's Investors Services and Standard & Poor's Rating Services with CB Richard Ellis Services management. The representatives indicated that CSFB had indicated to BLUM CB Corp. that the receipt of appropriate credit ratings from these ratings agencies could facilitate BLUM CB Corp. obtaining a less conditional financing proposal.

    Later on December 20, 2000 the special committee met with its financial and legal advisors to receive a report on the meeting between Morgan Stanley and the continuing stockholders' representatives and to discuss whether representatives of the continuing stockholders and CB Richard Ellis Services should meet jointly with the rating agencies. After this meeting the special committee decided that CB Richard Ellis Services could have such a joint meeting if a representative of Morgan Stanley was also present. The special committee directed Morgan Stanley to inform the continuing stockholders of this decision. Morgan Stanley also reported to the special committee on the results of its continuing contacts with a significant number of potential third party bidders.

    On December 29, 2000 we provided our board of directors as well as Morgan Stanley and McDermott, Will & Emery with a draft of our 2001 operating plan. On January 4, 2001 the special committee met with Morgan Stanley for a summary of Morgan Stanley's review of our 2001 operating plan and Morgan Stanley's continuing contacts with potential third party bidders.

    On January 9, 2001 the special committee met with its financial and legal advisors. At that meeting Morgan Stanley reported that it had received little interest from potential third party bidders and that no third party had proposed specific terms for a transaction or signed a confidentiality agreement in order to receive confidential information about CB Richard Ellis Services. The special committee determined that it should begin more substantive discussions with the representatives of the continuing stockholders and instructed McDermott, Will & Emery to present a draft merger agreement to the continuing stockholders. The special committee also discussed the potential timing for a transaction with the continuing stockholders.

    On January 12, 2001 McDermott, Will & Emery presented a draft merger agreement to Simpson Thacher & Bartlett and Simpson Thacher & Bartlett presented a preliminary due diligence request list to us requesting access to various non-public information. Until the merger agreement was executed on

February 23, 2001, representatives of the continuing stockholders and Simpson Thacher & Bartlett conducted due diligence activities including the review of requested documents and discussions with some of our senior executives.

    On January 12, 2001 our board of directors held a telephonic meeting to review our preliminary 2000 operating results and our final 2001 operating plan, which were then also provided to Morgan Stanley and the continuing stockholders.

    On January 22, 2001 the special committee met with its financial and legal advisors. At this meeting Morgan Stanley discussed with the special committee our preliminary results for the fourth quarter and full year of 2000, the proposed rating agency meetings and Morgan Stanley's continuing contacts with potential third party bidders.

    On January 24, 2001 the special committee issued a memorandum to employees and filed a Form 8-K with the SEC which included the memorandum. The memorandum indicated that, by the time of a February 20, 2001 regularly scheduled meeting of our board of directors, the special committee expected to be in a position to report to the full board on the committee's activities and the action, if any, that the committee might take or recommend.

    On January 26, 2001 Simpson Thacher & Bartlett presented McDermott, Will & Emery with the initial comments of the continuing stockholders on the draft merger agreement. Also on January 26, 2001, members of our management and representatives of the continuing stockholders and Morgan Stanley met with two debt rating agencies, Moody's Investors Service and Standard & Poor's Rating Services, to update them on our performance and to discuss a proposed alternative financing structure for BLUM CB Corp.'s proposal.

    On January 30, 2001 the special committee met with its financial and legal advisors. Morgan Stanley updated the special committee on its review of the issues surrounding the valuation of our company based on our preliminary full year 2000 results of operations. Morgan Stanley also reported on the recent rating agency meetings, the status of Morgan Stanley's financial analysis to that date and its continuing contacts with potential third party bidders. Morgan Stanley reported specifically that they had contacted 33 potential strategic and financial buyers who they believed were likely to have an interest in acquiring CB Richard Ellis Services. Twelve of those parties had requested a package of non-confidential information and three had requested a draft confidentiality agreement. However, none of the parties had executed a confidentiality agreement or proposed any specific terms. McDermott, Will & Emery reviewed with the special committee the comments of Simpson Thacher & Bartlett on the draft merger agreement and identified the principal issues for negotiation.

    On February 1, 2001 Simpson Thacher & Bartlett delivered initial drafts of the contribution and voting agreement and the securityholders' agreement to Freeman Spogli and its outside counsel, Riordan & McKinzie. During the first two weeks of February, RCBA Strategic Partners, Freeman Spogli, the other continuing stockholders and each of their counsel negotiated the terms of the contribution and voting agreement and the securityholders' agreement.

    On February 7, 2001 representatives of Morgan Stanley and McDermott, Will & Emery met with representatives of the continuing stockholders, Simpson Thacher & Bartlett and Credit Suisse First Boston. At this meeting CSFB presented draft commitment letters outlining an alternative structure to finance BLUM CB Corp.'s proposal. This revised financing structure did not involve a high yield debt offering and, instead, provided for mezzanine financing from DLJ Investment Funding. This structure also contemplated an increased cash equity commitment from the continuing stockholders. Morgan Stanley, on behalf of the special committee, again encouraged the continuing stockholders to improve the proposal price. The representatives of the special committee and the continuing stockholders also negotiated with respect to several issues concerning the merger agreement, including matters related to closing conditions and the certainty of closing, the circumstances under which termination fees and expenses might be paid and the amount of those fees and expenses, and whether some of the continuing stockholders would guarantee the obligations of the acquisition companies under the merger agreement.

    On February 8, 2001 we publicly announced our financial results for the fourth quarter and full year of 2000.

    On February 8 and 9, 2001 the special committee met with its financial and legal advisors to receive a report on the prior day's meeting with representatives of the continuing stockholders and to discuss negotiation strategy and tactics as well as to discuss the advisability of proceeding with any transaction at that time. The special committee considered the revised financing structure to be favorable because it eliminated the need for a high yield debt offering and no longer had a "market out" letter in effect and was therefore less contingent than the previous financing proposal. At the end of the meeting, the special committee determined to continue discussions with the continuing stockholders regarding the BLUM CB Corp. proposal.

    During the week of February 11, 2001, our legal representatives and legal representatives of the continuing stockholders initiated substantive discussions with the legal representative of the plaintiffs in the Delaware state lawsuits regarding the BLUM CB Corp. proposal, which lawsuits had been consolidated into a single lawsuit. Among other matters discussed were the plaintiff's legal representative's request that BLUM CB Corp.'s proposed consideration of $15.50 per share be increased and the terms on which it might be possible to settle the Delaware litigation. In connection with these discussions, the initial draft of the merger agreement prepared by McDermott, Will & Emery was provided to the plaintiff's legal representative. In addition, McDermott, Will & Emery discussed with the plaintiff's legal representative the process that had been conducted by the special committee up to that point in time.

    On February 14, 2001 McDermott, Will & Emery delivered to Simpson Thacher & Bartlett a revised draft merger agreement. McDermott, Will & Emery also discussed with Simpson Thacher & Bartlett issues concerning the merger agreement that were of particular importance to the special committee.

    On February 15, 2001 the special committee met with its financial and legal advisors. At that meeting Morgan Stanley updated the special committee on valuation issues concerning CB Richard Ellis Services and McDermott, Will & Emery explained the fiduciary duties of the members of the special committee. The special committee also discussed the analysis that it had received from a proxy solicitation firm concerning the likelihood of obtaining the requisite vote of the holders of at least two-thirds of the shares of CB Richard Ellis Services common stock outstanding other than the continuing stockholders and their affiliates. The special committee determined to contact the continuing stockholders and to inform them that unless BLUM CB Corp.'s proposal was improved, the special committee intended to reject the proposal and to report that action to our board of directors at the board meeting scheduled for February 20, 2001. In a further effort to cause BLUM CB Corp. to improve its proposal, the special committee determined to inform the continuing stockholders that the members of the special committee believed they would likely approve a proposal at a price of $17.00 per share. On the afternoon of February 15, 2001, Morgan Stanley conveyed these positions to RCBA Strategic Partners and the members of the special committee conveyed these positions to the directors affiliated with the other continuing stockholders.

    On February 16, 2001 Mr. Blum contacted Mr. Anderson and suggested that Mr. Blum meet with the members of the special committee on the evening of February 19, 2001. He also indicated that BLUM CB Corp. was considering improving its proposal price. Between February 16 and 18, 2001 McDermott, Will & Emery and Simpson Thacher & Bartlett continued to negotiate the terms of the merger agreement and related documents.

    On February 19, 2001 the special committee met with its financial and legal advisors to discuss the progress that had been made with respect to negotiating the terms of the merger agreement, to discuss negotiating strategy, and to plan for the board meeting the following day.

    On the evening of February 19, 2001 Mr. Blum and Claus Moller, who is a managing member of the general partner of RCBA Strategic Partners and President and sole director of BLUM CB Corp., met with Messrs. Anderson and Leach and indicated that they believed BLUM CB Corp. could increase the proposed merger consideration to $15.75 per share, but no more. Messrs. Anderson and Leach indicated that a price of $15.75 per share was not adequate. During the course of the evening, representatives of RCBA Strategic Partners consulted with representatives of Freeman Spogli regarding the status of the discussions with Mr. Anderson and Mr. Leach. On the morning of February 20, 2001 the board of directors assembled for its regularly scheduled meeting and related committee meetings. Immediately prior to the meeting of the full board that morning, Mr. Blum indicated to Mr. Anderson and Mr. Leach that he believed that BLUM CB Corp. could improve its proposal to a price of $16.00 per share. Mr. Anderson and Mr. Leach indicated that they believed they would be able to recommend the proposal at that price, subject to receipt of a fairness opinion from Morgan Stanley and final negotiation of a satisfactory merger agreement.

    The special committee and its financial and legal advisors then attended the board of directors meeting and made a report to our board of directors. The special committee indicated that it was not yet ready to take any action on the BLUM CB Corp. proposal or to recommend that our board of directors take any action. However, the special committee indicated that it was sufficiently optimistic about its ability to reach an agreement with BLUM CB Corp. that it wanted to continue its negotiations and suggested that the board convene a meeting by conference telephone call later in the week. The special committee and its advisors then distributed to our board of directors copies of the draft merger agreement in its current form and copies of a document prepared by the representatives of the continuing stockholders which summarized: (1) the various arrangements by which CBRE Holding, Inc., the parent of BLUM CB Corp., proposed to provide equity participation in CBRE Holding to current employees of CB Richard Ellis Services, (2) the proposed employment terms for Messrs. Wirta and White, and (3) various other arrangements among the continuing stockholders.

    The special committee's advisors described for our board of directors the terms of the merger agreement and Morgan Stanley provided our board of directors with information about valuation issues it had previously considered with respect to CB Richard Ellis Services. Mr. Moller described the terms of the proposed financing of the merger to our board of directors.

    The directors who are affiliated with the continuing stockholders then left the meeting to allow the other directors to ask questions of and express their opinions to the special committee members. Representatives of Pillsbury Winthrop attended the meeting as counsel for those directors who were not special committee members or affiliated with the continuing stockholders. The representatives of Pillsbury Winthrop advised these directors with respect to their fiduciary duties.

    From February 20 to February 23, 2001 McDermott, Will & Emery and Simpson Thacher & Bartlett continued to negotiate the terms of the merger agreement and related documents, including a guarantee agreement and an amendment to the confidentiality and standstill agreement.

    On February 21, 2001 our legal representatives and the legal representatives of the continuing stockholders orally delivered a settlement proposal to the legal representative of the plaintiffs in the Delaware lawsuit regarding BLUM CB Corp.'s proposal. In addition, the plaintiff's legal representative was provided a copy of the materials provided by Morgan Stanley to our board of directors at the February 20, 2001 meeting of our board of directors. The settlement proposal was negotiated by the respective legal representatives from February 21, 2001 through February 23, 2001, on which day the parties to the Delaware lawsuit reached an oral agreement upon a settlement in principle, which included as a condition to the settlement the dismissal of the lawsuit filed in California regarding the BLUM CB Corp. proposal.

    On February 23, 2001 the investment committee of the general partner of RCBA Strategic Partners met and approved an increase in the merger consideration to $16.00 per share. At approximately the same time, the principals of Freeman Spogli also met and approved the increase in the merger consideration. Following these meetings, a representative of BLUM CB Corp. called a representative of Morgan Stanley and increased the merger consideration being offered under BLUM CB Corp.'s proposal to $16.00 per share. On February 23, 2001, CSFB, DLJ Investment Funding and the acquisition companies executed commitment letters providing for a portion of the financing for the merger. The financing contemplated by these commitment letters consisted of (1) $500 million of senior secured credit facilities of CB Richard Ellis Services and (2) $75 million of senior notes of CBRE Holding.

    On February 23, 2001 the special committee met with its legal and financial advisors to consider the proposed transaction. McDermott, Will & Emery summarized the terms of the merger agreement and related agreements. Morgan Stanley delivered its oral opinion to the special committee, confirmed by delivery of a written opinion dated February 23, 2001, to the effect that, as of that date and based on, and subject to, the matters described in its opinion, the $16.00 per share cash consideration to be received by the unaffiliated holders of our common stock in the merger was fair from a financial point of view to such holders. Morgan Stanley also reviewed with the special committee the financial analyses it performed in connection with its opinion. After considering these matters, the special committee unanimously determined that the terms of the proposed merger were fair to and in the best interests of our unaffiliated stockholders, and resolved to recommend that the board of directors approve and declare advisable the merger and the merger agreement, submit the merger agreement to our stockholders and recommend that our stockholders approve the merger and adopt the merger agreement.

    Following the meeting of the special committee on February 23, 2001, our board of directors met to consider the proposed transaction. McDermott, Will & Emery summarized the terms of the merger agreement, particularly those that had changed or been resolved since the meeting on February 20, 2001. Morgan Stanley delivered its oral opinion to our board of directors, confirmed by delivery of a written opinion dated February 23, 2001, to the same effect as the opinion delivered to the special committee. The special committee then delivered its recommendation to the board of directors. After considering these matters, the board of directors by a unanimous vote of all those present, which was subsequently confirmed by unanimous written consent of the entire board of directors, resolved that the terms of the merger and the merger agreement are advisable and are fair to and in the best interests of our unaffiliated stockholders, and recommended to our stockholders that the merger be approved and the merger agreement adopted.

    Subsequent to the board of directors meeting, the merger agreement, the contribution and voting agreement, the guarantee agreement and the amendment to the confidentiality and standstill agreement were executed by the parties thereto.

    On February 24, 2001 we issued a press release announcing the transaction.

    On April 24, 2001, we and the acquisition companies entered into an amended and restated merger agreement, which amended provisions of the February 23, 2001 merger agreement regarding the treatment in the merger of stock fund units under our deferred compensation plan and shares of our common stock held in our Capital Accumulation Plan, and otherwise restated the provisions of the February 23 merger agreement in their entirety. Prior to our execution of the amended and restated merger agreement, the special committee held a meeting to review and discuss the changes in the amended and restated merger agreement from the February 23 merger agreement. The special committee unanimously determined that the terms of the amended and restated merger agreement are fair to and in the best interests of our unaffiliated stockholders, and resolved to recommend that the board of directors approve and declare advisable the amended and restated merger agreement, submit the amended and restated merger agreement to our stockholders and recommend that our stockholders approve the merger and the amended and restated merger agreement. Subsequently, the board of directors resolved that the terms of the merger and the amended and restated merger agreement are advisable and are fair to and in the best interests of our unaffiliated stockholders, and recommended to our stockholders that the merger be approved and the amended and restated merger agreement adopted.

    In mid May 2001, the acquisition companies determined to pursue an offering of senior subordinated notes of BLUM CB Corp. and so informed us. On May 31, 2001, BLUM CB Corp. and a group of initial purchasers, including CSFB, entered into a purchase agreement providing for BLUM CB Corp. to issue and sell and the initial purchasers to purchase $229 million aggregate principal amount of 11 1/4% senior subordinated notes due June 15, 2011 of BLUM CB Corp. for an aggregate purchase price of $225.6 million. Also on May 31, 2001 CSFB, DLJ Investment Funding and the acquisition companies entered into amendments to the February 23, 2001 commitment letters providing for the financing contemplated by those commitment letters to be reduced to $325 million in the case of the senior secured credit facilities of CB Richard Ellis Services and $65 million in the case of the senior notes of CBRE Holding. In addition, on May 31, 2001 the acquisition companies and the continuing stockholders entered into an amended and restated contribution agreement.

    On May 31, 2001, we and the acquisition companies entered into a second amended and restated merger agreement, which amended provisions of the April 24, 2001 amended and restated merger agreement to reflect the revised financing terms for the merger and a change in the post-merger capital structure of CB Richard Ellis Services providing for two classes of stock, and otherwise restated the provisions of the April 24, 2001 amended and restated merger agreement in their entirety. Prior to our execution of the second amended and restated merger agreement, the special committee held a meeting to review and discuss the changes in the second amended and restated merger agreement from the April 24, 2001 amended and restated merger agreement. The special committee unanimously determined that the terms of the second amended and restated merger agreement are fair to and in the best interests of our unaffiliated stockholders, and resolved to recommend that the board of directors approve and declare advisable the second amended and restated merger agreement, submit the second amended and restated merger agreement to our stockholders and recommend that our stockholders approve the merger and the second amended and restated merger agreement. Subsequently, the board of directors resolved that the terms of the merger and the second amended and restated merger agreement are advisable and are fair to and in the best interests of our unaffiliated stockholders, and recommended to our stockholders that the second amended and restated merger agreement be adopted.

    Also on May 31, 2001, we and RCBA Strategic Partners, L.P. entered into a letter agreement confirming the guarantee agreement entered into between us on February 23, 2001.

    On June 7, 2001 the purchase agreement for the senior subordinated notes of BLUM CB Corp. closed into escrow.

Recommendations of the Special Committee and Board of Directors

    The special committee of our board of directors has unanimously determined that the terms of the merger and the merger agreement are fair to and in the best interests of our unaffiliated stockholders, and recommended that the board of directors approve and declare advisable the merger and the merger agreement, submit the merger agreement to our stockholders and recommend that our stockholders approve the merger and adopt the merger agreement.

    The special committee considered a number of factors, as more fully described above under "—Background of the Merger" and below under "—Reasons for the Special Committee's

Determination," in determining to recommend that the board of directors and stockholders adopt the merger agreement.

    Our board of directors, acting upon the recommendation of the special committee, has determined that the terms of the merger and the merger agreement are advisable and are fair to and in the best interests of our unaffiliated stockholders. Our board of directors unanimously recommends that you vote FOR the adoption of the merger agreement.

Reasons for the Special Committee's Determination

    In reaching its conclusion regarding the fairness of the merger to our unaffiliated stockholders, the special committee considered the following material factors, each of which the special committee believed supported its conclusion but which are not listed in any relative order of importance:

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  The fact that the $16.00 per share price represents a premium of approximately 28% over the closing price of a share of our common stock on November 9, 2000, the last trading day prior to the presentation of BLUM CB Corp.'s initial proposal to us, a premium of 8% over the highest trading price of a share of CB Richard Ellis Services common stock during the 52-week period prior to the execution of the merger agreement and a premium of 75.2% over the lowest trading price of a share of CB Richard Ellis Services common stock during the 52-week period prior to the execution of the merger agreement.

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  The lack of any competing proposals from third parties for the acquisition of CB Richard Ellis Services. In particular, the special committee noted that (1) the BLUM CB Corp. proposal and the special committee's authority to seek alternative proposals had been publicly known for over three months before the execution of the merger agreement, and (2) over two months before execution of the merger agreement the special committee publicly disclosed that it had instructed Morgan Stanley to pursue third party interest in a transaction with us. The special committee also considered the fact that Morgan Stanley had contacted at least 33 potential strategic and financial acquirors, none of which expressed sufficient interest to propose specific terms or to execute a confidentiality agreement in order to receive confidential information concerning our company.

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  The opinion of Morgan Stanley, dated February 23, 2001, as to the fairness, from a financial point of view, of the $16.00 price per share consideration to be received by the unaffiliated holders of our common stock. See "—Opinion of Financial Advisor to the Special Committee" for a discussion of the factors that Morgan Stanley considered in rendering its opinion. The opinion is included as Appendix F to this proxy statement. We urge you to read the Morgan Stanley opinion carefully and in its entirety.

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  The negotiations between the special committee and the continuing stockholders with respect to the terms of the merger agreement, including with respect to the consideration to be paid in the merger. As a result of its negotiations, the special committee believed that $16.00 per share was the best price reasonably available from the continuing stockholders. These negotiations also supported the special committee's conclusion, further discussed below, that the terms of the merger were determined by a process that was procedurally fair to the unaffiliated holders of our common stock.

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  The limited trading volume, institutional ownership and public float of our common stock, our small market capitalization and the limited research coverage from market analysts, all of which the special committee believed continued to adversely affect the trading market for, and the value of, our common stock. These factors supported the conclusion that it was preferable from the perspective of unaffiliated holders of our common stock to sell their shares in the merger, rather than continue to own those shares subject to the risks presented by the limited trading market.

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  The special committee's knowledge of our business, assets, financial condition and results of operations and prospects and of the real estate services industry in which we operate. In particular, the special committee considered the deterioration of economic conditions since the date of the BLUM CB Corp. initial proposal and the vulnerability of real estate services firms to economic downturns and recessions. Based on this knowledge and the other factors considered by the special committee, the special committee concluded that, from the perspective of the unaffiliated holders of our common stock, it was preferable to receive a price of $16.00 per share pursuant to the merger, rather than continue to own the stock of CB Richard Ellis Services, the value of which would be subject to the risks of economic conditions, future performance and the market's reaction to that performance and of the real estate services industry.

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  The commitments for debt financing represented by the commitment letters.

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  The fact that under Delaware law the merger must be approved by the vote of the holders of at least two-thirds of the outstanding shares of our common stock other than the continuing stockholders and their affiliates.

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  The terms of the merger agreement and related agreements, including:

    ( ) our ability to provide information to and negotiate with third parties regarding an alternative transaction if the special committee or the board of directors determines in good faith that such action could reasonably be expected to lead to the delivery of a superior proposal and our ability to terminate the merger agreement in order to accept the superior proposal upon the payment of a termination fee, and the special committee's belief that these provisions would not significantly deter a more attractive offer for CB Richard Ellis Services; ( ) the obligations of the continuing stockholders to contribute shares of our common stock and cash under the contribution and voting agreement in order to finance the merger and the related transactions; ( ) the obligations of the acquisition companies to seek alternative financing under specified circumstances; and ( ) the obligation of RCBA Strategic Partners to guarantee specified types and amounts of obligations of the acquisition companies.

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  The special committee's belief that, after consummation of the merger, the surviving corporation will not be insolvent, will not be left with unreasonably small capital and will not have debts beyond its ability to pay such debts as they mature and the inclusion of a condition to our obligation to consummate the merger that the special committee and the board of directors receive an opinion from an independent valuation firm confirming this belief.

The special committee believed that each of the above factors supported its conclusion. The special committee also considered the following potentially negative factors in its deliberations concerning the merger, which factors are not listed in any relative order of importance:

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  The fact that, following the merger, our current stockholders, other than (1) eligible employees and independent contractors who purchase shares of CBRE Holding in an anticipated offering by CBRE Holding or who elect to acquire an equity interest in CBRE Holding through the amended DCP or 401(k) plan, each of which offerings will be made by CBRE Holding only pursuant to a valid prospectus complying with applicable securities laws, and (2) the continuing stockholders, will cease to participate in any future earnings growth or increase in value of CB Richard Ellis Services. This proxy statement is not an offer to sell, or a solicitation of an offer to buy, any of our securities or the securities of CBRE Holding.

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  The actual or potential conflicts of interest that some of the executive officers and directors of CB Richard Ellis Services have in connection with the merger, including the continuing stockholders' equity stake in CBRE Holding following the merger and the employment and other arrangements agreed to by the acquisition companies and Messrs. Wirta and White described under "—Interests of CB Richard Ellis Services Directors and Executive Officers in the Merger." The special committee noted that this equity stake and other arrangements may have created a conflict between the economic interests of the continuing stockholders and affiliated directors and the interests of other CB Richard Ellis Services stockholders in connection with the board of directors' consideration of the merger. However, the special committee believed that these conflicts of interest were mitigated by the establishment of the special committee to negotiate the terms of the merger agreement and to evaluate the fairness of the merger.

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  The possibility that the merger will not be able to be consummated, including the possibility that our stockholders other than the continuing stockholders and their affiliates will not approve the merger by the requisite two-thirds vote under Delaware law. However, the special committee believed this factor was mitigated by (1) the fact that we are not obligated to pay any fees or expenses of the continuing stockholders under the merger agreement in the event that the requisite stockholder vote is not obtained, unless a competing bid has been previously made, and (2) the fact that the special committee had consulted a proxy solicitation firm which indicated its belief that the requisite vote could be obtained.

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  The possibility that the merger will not be able to be consummated, including the possibility that the proposed debt financing will not be available due to the failure of the required conditions in the applicable commitment letters. However, the special committee believed this risk was mitigated by the fact that financing contemplated by the revised commitment letters was significantly less contingent than the originally proposed financing.

    The foregoing discussion of the information and factors considered by the special committee is not intended to be exhaustive, but includes the material factors considered by the special committee. In view of the variety of factors considered in connection with the evaluation of the proposed merger and the terms of the merger agreement, the special committee did not deem it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its conclusion. The individual members of the special committee may have given different weights to different factors and may have viewed some factors more positively or negatively than others.

    In considering the fairness of the merger to our unaffiliated stockholders, the special committee did not consider our net book value or liquidation value, which the special committee did not believe to be indicative of our value as a going concern. Our net book value per share as of December 31, 2000 was $11.15 on a fully diluted basis. This value is below the $16.00 per share merger consideration. The special committee further believes based on its knowledge of us and our asset values that our liquidation value, which takes into account the appreciated value of our assets, also would be below the merger consideration and would not be indicative of our value. The special committee recognizes, however, that neither we nor Morgan Stanley has undertaken a liquidation analysis. Our assets include a significant amount of goodwill and other property that are either not readily transferable or restricted from transfer in a liquidation scenario and not susceptible to a meaningful liquidation valuation. Therefore, the special committee did not consider our liquidation value as relevant in considering the fairness of the merger. Several of the analyses performed by Morgan Stanley in connection with its opinion addressed the value of CB Richard Ellis Services on a going concern basis. See "SPECIAL FACTORS—Opinion of the Financial Advisor to the Special Committee." In addition, the special committee did not consider the prices paid by us for past purchases of our common stock because those purchases were made at the then current market price.

Reasons for the Board of Directors' Determination

    In reaching its decision to approve the merger agreement and the transactions contemplated by the merger agreement, the board of directors relied on the special committee's recommendations and the factors examined by the special committee as described above. In view of the numerous factors considered in connection with its evaluation of the proposed merger, the board of directors did not find it practicable to, and did not quantify or otherwise attempt to, assign relative weights to those factors or determine that any factor was of particular importance. Rather, the board of directors viewed its position as being based on the totality of the information presented to and considered by it. As part of its determination with respect to the merger, the board of directors adopted the conclusion of the special committee and the analysis underlying the conclusion, based upon its view as to the reasonableness of that conclusion and analysis.

Fairness of the Merger to Stockholders Other than the Continuing Stockholders and the Acquisition Companies

    For all the reasons set forth above under "—Reasons for the Special Committee's Determination" and "—Reasons for the Board of Directors' Determination," the board of directors and the special committee believe that the merger and the merger agreement are fair to and in the best interests of our unaffiliated stockholders.

    With respect to the procedural fairness of the process that resulted in the merger agreement, the board of directors and the special committee noted in particular that the board formed the special committee consisting of two directors, neither of whom are officers or employees of CB Richard Ellis Services or will retain an economic interest in CB Richard Ellis Services or the acquisition companies following the merger. The board of directors delegated to the special committee the authority to, among other things:

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  review and evaluate the BLUM CB Corp. proposal and accept, reject or negotiate that proposal;

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  receive or solicit, and then consider and negotiate, alternative proposals or determine not to enter into any transaction;

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  retain advisors;

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  determine whether any transaction is fair to and in the best interests of CB Richard Ellis Services and its stockholders; and

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  recommend action to the board of directors regarding a transaction.

    In reaching its conclusion that the merger is fair to and in the best interests of the unaffiliated stockholders, the board of directors also considered it significant, with respect to the procedural fairness, that:

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  no member of the special committee is either a current or former officer or employee of CB Richard Ellis Services or will retain an economic interest in CB Richard Ellis Services or the acquisition companies following the merger, and the special committee unanimously recommended the merger;

  •
  other than with respect to the accelerated vesting of options held by members of the special committee to purchase an aggregate of 12,000 shares of our common stock as required by the terms of the options, and other than Mr. Anderson's position as a partner of McDermott, Will & Emery, counsel to the special committee in connection with the merger, which matters are described below under "—Interests of CB Richard Ellis Services Directors and Executive Officers in the Merger," no member of the special committee has an interest in the proposed merger different from that of the unaffiliated stockholders generally;

  •
  the special committee retained its own financial and legal advisors, which advisors have extensive experience with transactions similar to the merger and which assisted the special committee in its negotiations with the continuing stockholders;

  •
  the special committee conducted extensive negotiations with the continuing stockholders and had the authority to solicit, consider and negotiate the terms of, and accept or reject alternative proposals and to reject the transaction proposed by BLUM CB Corp.; and

  •
  the special committee and the board of directors received the opinion of Morgan Stanley as to the fairness, from a financial point of view, of the merger consideration to the unaffiliated holders of shares of CB Richard Ellis Services common stock. See "—Opinion of Financial Advisor to the Special Committee."

    Because of these factors, the board of directors concluded that the merger agreement is fair to, and in the best interests of, our unaffiliated stockholders.

The Continuing Stockholders' and Affiliated Directors' Purposes and Reasons for the Merger

    The purposes of effecting the merger at this time are to:

  •
  enable CBRE Holding and BLUM CB Corp. to acquire the entire equity interest in us; and

  •
  to provide our unaffiliated stockholders with an opportunity to liquidate their investment in us for cash at a significant premium to the market prices for our common stock prior to the announcement of BLUM CB Corp.'s initial proposal.

    The acquisition companies determined that it was an appropriate time to make their acquisition offer to us based on the continuing stockholders' knowledge of the real estate services industry, their belief that the trading price of our common stock undervalued us and our assets and their desire to take advantage of the benefits described below under "—Effects of the Merger." The continuing stockholders also believe that following the merger, we will have the resources and flexibility to take advantage of growth opportunities and to focus on improving our business without the constraints and distractions caused by the public market's evaluation of us and our business, results of operations and financial condition.

    The transaction was structured as a merger of BLUM CB Corp. into us, such that we will become a wholly-owned subsidiary of CBRE Holding, because the acquisition companies believe this structure to be the most efficient means to transfer the assets of, and entire equity interest in, us to the acquisition companies and to provide our unaffiliated stockholders with cash for their shares of our common stock. In order to allow our employees to participate in our future earnings growth, if any, CBRE Holding intends to provide an opportunity for our employees to acquire shares of its Class A common stock pursuant to a valid prospectus complying with all applicable securities laws. This proxy statement is not an offer to sell, or a solicitation of an offer to buy, any of our securities or the securities of CBRE Holding. See "—Anticipated Offerings by CBRE Holding."

Position of the Continuing Stockholders and Affiliated Directors

    The rules of the SEC require the continuing stockholders and the affiliated directors to express their belief as to the fairness of the merger to our unaffiliated stockholders. In making this determination, the continuing stockholders and the affiliated directors considered the following material factors with respect to substantive and procedural fairness:

  •
  that the $16.00 per share price represents a premium of approximately 28% over the closing price of a share of our common stock on November 9, 2000, the last trading day prior to the presentation of BLUM CB Corp.'s initial proposal to us, a premium of 8% over the highest trading price of a share of our common stock during the 52-week period prior to the execution of the merger agreement and a premium of 75.2% over the lowest trading price of a share of our common stock during the 52-week period prior to the execution of the merger agreement;

  •
  that a special committee was formed, comprised entirely of directors who were not current or former officers or employees of CB Richard Ellis Services and would not have an economic interest in us or the acquisition companies following the merger, and the special committee retained its own financial and legal advisors, which advisors have extensive experience with transactions similar to the merger and which assisted the special committee in its negotiations with the continuing stockholders;

  •
  the procedures utilized by the special committee and our board of directors, as understood by the continuing stockholders, to negotiate and approve the merger and the merger agreement;

  •
  the nature of the negotiations with respect to the merger agreement;

  •
  the terms and conditions of the merger and the merger agreement, including the amount and form of the consideration, as well as the parties' mutual representations, warranties and covenants, and the conditions to their respective obligations, which allows us to negotiate with any person or entity that makes an unsolicited proposal to acquire us and to terminate the merger agreement under specified circumstances;

  •
  that the special committee unanimously recommended to the board of directors that the merger agreement be adopted, and both the special committee and board of directors determined that the merger and the merger agreement are fair to and in the best interests of the unaffiliated CB Richard Ellis Services stockholders;

  •
  that the board of directors unanimously approved the merger;

  •
  that the special committee and our board of directors received the opinion of Morgan Stanley, dated February 23, 2001, as to the fairness, from a financial point of view, of the $16.00 price per share of our common stock to be paid to the unaffiliated holders of that common stock; and

  •
  that under Delaware law the merger must be approved by the vote of the holders of at least two-thirds of our outstanding common stock other than the continuing stockholders and their affiliates.

    After considering the foregoing, each of the continuing stockholders and the affiliated directors has indicated that he or it believes the merger consideration to be fair to our unaffiliated stockholders from a financial point of view. This belief, however, should not be construed as a recommendation to any stockholder as to how you should vote on the merger. In reaching its determination as to fairness, none of the continuing stockholders or the affiliated directors assigned specific weights to particular factors, but rather considered all factors as a whole.

    None of the continuing stockholders or the affiliated directors considered our net book value to be a material factor in determining the fairness of the transaction to our stockholders because our net book value on a per share basis is less than the price offered in the merger and historical trading prices of our common stock. None of the continuing stockholders or the affiliated directors conducted a liquidation valuation of us, primarily because none believed liquidation value to be indicative of our value. The continuing stockholders and the affiliated directors believed that the liquidation value of our assets was not indicative of our value primarily because our assets include a significant amount of goodwill and other property that is either not readily transferable or restricted from transfer in a liquidation scenario and not susceptible to meaningful liquidation valuation. Therefore, the continuing stockholders and the affiliated directors did not consider our liquidation value relevant in determining a price to offer for our equity. The continuing stockholders and the affiliated directors were aware that several of the analyses performed by Morgan Stanley in connection with its fairness opinion to the special committee and our board of directors addressed the value of CB Richard Ellis Services on a going concern basis, and the continuing stockholders and the affiliated directors believe that these analyses support their conclusion that the transaction is fair to our unaffiliated stockholders. The continuing stockholders and the affiliated directors did not independently establish a pre-merger going concern value for our equity for the purposes of determining the fairness of the merger consideration to our unaffiliated stockholders, because they do not believe that conducting such an analysis themselves would be material to their conclusion that the transaction is fair to our unaffiliated stockholders and because they were aware of Morgan Stanley's analyses addressing our going concern value. In addition, none of the continuing stockholders or the affiliated directors considered the prices paid by us for past purchases of our common stock because those purchases were made at the then current market price. None of the continuing stockholders or the affiliated directors relied on any report, opinion or appraisal in determining the fairness of the transaction to our unaffiliated stockholders, but none disagree with the conclusion expressed by Morgan Stanley in its opinion to the special committee and our board of directors.

Financial Projections of CB Richard Ellis Services

  General

    CB Richard Ellis Services does not, as a matter of course, make public forecasts, projections or budgets concerning future financial results. We do, however, annually prepare, late in each year, an operating plan for the following year for internal purposes. Each year this plan goes through a variety of iterations which ultimately become the final operating plan for the next year. These operating plans are evaluated against actual performance throughout the year. In addition, in connection with the discussions with the acquisition companies and the continuing stockholders, in August of 2000 our management began to prepare and provide to the acquisition companies and the continuing stockholders projections for the fiscal years ending December 2000 through December 2004. We also provided these projections to the special committee.

    Pursuant to applicable legal requirements, we have included the following discussion of these projections and our operating plans in this proxy statement because they were provided to the acquisition companies and the continuing stockholders, the special committee and Morgan Stanley in the course of negotiating the terms of the merger agreement. The projections and operating plans were not prepared with a view toward public disclosure or compliance with published guidelines of the Securities and Exchange Commission, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections, or generally accepted accounting principles, nor do they comply in certain respects with those guidelines. Arthur Andersen LLP, our independent public accountants, had no role or responsibility in preparing this information and had no association with these projections. Accordingly, Arthur Andersen LLP does not express an opinion or any other form of assurance concerning the information or the projections. There can be no assurance to you that any of these projections or operating plans will be realized. The information set forth below is not a complete presentation of the projections or operating plans. We have included only the amounts for consolidated revenues, earnings before interest, tax, depreciation and amortization expenses, or "EBITDA," and, if applicable, earnings per share, because we believe those amounts are the most relevant to our stockholders.

    The projections and operating plans were based upon a variety of assumptions made at the time the projections and operating plans were prepared, including the ability to achieve strategic goals, objectives and targets over the applicable period. These assumptions involved judgments about future economic, competitive, regulatory and financial market conditions, and about future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. You should understand that many important factors, in addition to those discussed elsewhere in this proxy statement, could cause results to differ materially from those expressed in forward-looking information. These factors include the competitive environment, economic and other market conditions in which we operate, cyclical and seasonal fluctuations in operating results and matters affecting business generally. Accordingly, we caution against undue reliance on the information contained in the projections and operating plans below. We do not intend to update or revise these projections to reflect circumstances existing after the date they were prepared or to reflect the occurrence of future events, except and to the extent otherwise required by law. See "CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS."

  2000-2004 Projections

    The operating plan that we prepared beginning in late 1999 for the year 2000 called for revenue of $1,282.9 million, EBITDA of $144.7 million and diluted earnings per share of $1.36. We used that operating plan to develop the projections that were provided to the acquisition companies and the continuing stockholders and subsequently to the special committee. We first developed projections for the year 2000 by combining our actual results of operations for the six months ended June 30, 2000 with results of operations for the six months ended December 31, 2000 derived from our 2000 operating plan. We then developed projections for the years 2001 through 2004 by applying various growth assumptions to the 2000 projections. The projections included figures based on three different scenarios, a "base case," a "recession case" and an "optimistic case."

    The projections for the "base case" were as follows:

	2000	2001	2002	2003	2004
	(in millions, except per share data)
Revenue	$1,300.8	$1,385.8	$1,451.3	$1,529.8	$1,602.9
EBITDA	159.5	191.5	199.7	218.5	235.0
Diluted earnings per share	1.73	2.91	2.94	3.58	4.01

    The projections for the "recession case" were as follows:

	2000	2001	2002	2003	2004
	(in millions, except per share data)
Revenue	$1,300.8	$1,172.1	$1,204.4	$1,263.9	$1,333.9
EBITDA	159.5	134.1	147.0	156.1	167.2
Diluted earnings per share	1.73	1.44	1.56	2.01	2.18

    The projections for the "optimistic case" were as follows:

	2000	2001	2002	2003	2004
	(in millions, except per share data)
Revenue	$1,300.8	$1,419.1	$1,524.5	$1,646.8	$1,779.2
EBITDA	159.5	201.0	223.5	258.5	298.4
Diluted earnings per share	1.73	3.14	3.56	4.62	5.64

    In November 2000 we updated the projections for the "base case" to reflect our actual results through September 30, 2000, by replacing the third quarter 2000 results from the 2000 operating plan with actual third quarter results and then applying the same growth assumptions as previously used. Using these actual results through September 30, 2000, we derived the following projections for the "base case":

	2000	2001	2002	2003	2004
	(in millions, except per share data)
Revenue	$1,296.3	$1,373.0	$1,452.0	$1,531.4	$1,602.6
EBITDA	153.5	179.3	200.3	219.9	234.7
Diluted earnings per share	1.63	2.58	2.88	3.53	3.88

  2001 Operating Plan

    In late December of 2000, our management submitted to our board of directors and the special committee a draft 2001 operating plan, and in mid-January a final 2001 operating plan. The final 2001 operating plan included the following for revenue, EBITDA and diluted earnings per share:

2001 Operating Plan
(in millions, except per share data)
Revenue	$1,371.6
EBITDA	160.1
Diluted earnings per share	1.71

  Projections Provided to Rating Agencies

    On January 26, 2001, Ray Wirta and other members of our management team and representatives of the continuing stockholders and Morgan Stanley met with two credit rating agencies, Moody's Investors Service and Standard & Poor's Rating Services, in order to update them on our performance and to discuss the proposed financing for the merger. We and the representatives of the continuing stockholders jointly developed the following five year projections and presented them to the credit rating agencies at these meetings.

	2001	2002	2003	2004	2005
	(in millions)
Revenue	$1,371.6	$1,440.0	$1,514.3	$1,595.2	$1,678.0
EBITDA	160.1	168.0	178.7	193.3	212.5

Opinion of Financial Advisor to the Special Committee

    The full text of Morgan Stanley's opinion, dated as of February 23, 2001, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Morgan Stanley is attached as Appendix F to this proxy statement. We urge you to read this opinion carefully and in its entirety. Morgan Stanley's opinion is directed to the board of directors and the special committee, addresses only the fairness from a financial point of view of the consideration to be received pursuant to the merger agreement by our unaffiliated stockholders, and does not address any other aspect of the merger or constitute a recommendation to any of our stockholders as to how to vote at the special meeting. This summary is qualified in its entirety by reference to the full text of the opinion.

    The special committee retained Morgan Stanley to provide it with financial advisory services and, if applicable, a financial fairness opinion in connection with the merger or an alternative transaction. The special committee selected Morgan Stanley to act as financial advisor based upon Morgan Stanley's qualifications, expertise and reputation and its knowledge of our business and affairs. At meetings of the special committee and our board of directors on February 23, 2001, Morgan Stanley rendered its oral opinion, subsequently confirmed in writing, that as of February 23, 2001 and subject to and based upon the considerations in its opinion, the consideration to be received by our unaffiliated stockholders pursuant to the merger agreement is fair from a financial point of view to those holders.

    In connection with rendering its opinion, Morgan Stanley, among other things:

  •
  reviewed certain publicly available financial statements and other information of CB Richard Ellis Services;

  •
  reviewed certain internal financial statements and other financial and operating data concerning CB Richard Ellis Services prepared by our management;

  •
  reviewed certain financial projections prepared by our management and the continuing stockholders, and discussed these projections and adjustments thereto with the special committee;

  •
  discussed our past and current operations and financial condition and our prospects, including information relating to certain strategic, financial and operational benefits anticipated from the merger, with our senior executives;

  •
  reviewed the reported prices and trading activity for our common stock;

  •
  compared our financial performance and the prices and trading activity of our common stock with that of certain other comparable publicly-traded companies and their securities;

  •
  reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

  •
  participated in discussions and negotiations among representatives of CB Richard Ellis Services, the acquisition companies and certain other parties and their financial and legal advisors;

  •
  reviewed the merger agreement and certain related documents;

  •
  reviewed drafts of the commitment letters provided to the acquisition companies by Credit Suisse First Boston and DLJ Investment Funding, Inc.; and

  •
  performed such other analyses and considered such other factors as Morgan Stanley deemed appropriate.

    Morgan Stanley assumed and relied upon, without responsibility for independent verification, the accuracy and completeness of the information reviewed by it for the purposes of its opinion. With respect to the financial projections and any adjustments thereto, including information relating to certain strategic, financial and operational benefits anticipated from the merger, Morgan Stanley assumed that they were reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of CB Richard Ellis Services. In addition, Morgan Stanley assumed that the merger will be consummated in accordance with the terms set forth in the merger agreement. Morgan Stanley did not make any independent valuation or appraisal of the assets or liabilities of CB Richard Ellis Services, nor was Morgan Stanley furnished with any such appraisals. The opinion of Morgan Stanley was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Morgan Stanley as of, February 23, 2001.

    The following is a summary of the material financial analyses performed by Morgan Stanley in connection with its oral opinion and the preparation of its written opinion. Some of these summaries of financial analyses include information in tabular format. In order to understand fully the financial analyses used by Morgan Stanley, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses.

  Historical Share Price Performance

    Morgan Stanley reviewed the price performance and trading volumes of our common stock from November 10, 1999 through November 10, 2000, the last trading day prior to the public announcement of the BLUM CB Corp. proposal. Morgan Stanley noted that the low and high trading prices per share of CB Richard Ellis Services common stock during that period were $9.13 to $14.81. Morgan Stanley further noted that the proposal price of $15.50 per share that was publicly announced on November 13, 2000 exceeded this trading range. Morgan Stanley also noted that the $16.00 per share price offered on February 20, 2001 further exceeded the proposal price announced on November 13, 2000.

  Premiums Paid in Selected REIT Precedent Transactions Analysis

    Morgan Stanley reviewed all of the REIT mergers and acquisitions that occurred between April 1996 and September 2000 and selected for analysis all of those in which the consideration was paid in cash and in which the transaction value was within the range of $400 million to $4.5 billion, which range of values was deemed appropriate to provide transactions sufficiently close in size to the merger to be comparable. For each of the twelve REIT transactions that fit these criteria, Morgan Stanley analyzed the premiums paid in the transaction over the prevailing market price before the announcement of the transaction. The premiums were calculated by computing the percentage excess of the price per share implied at announcement over the targets' unaffected trading price, which was defined as the average per share price of the target's common stock for the ten day period from fifteen days prior to the announcement of the transaction through five days prior to the announcement of the transaction. These transactions analyzed were:

Acquiror	Acquiree	Premium to unaffected price
CalPERS & National Retail Partners, LLC	First Washington Realty Trust Inc.	22.4%
Rodamco North America	Urban Shopping Centers, Inc.	37.7%
Equity Residential Properties Trust	Grove Property Trust	5.9%
Heritage Property Investment Trust	Bradley Real Estate, Inc.	20.8%
Equity Office Properties Trust	Cornerstone Properties, Inc.	22.3%
Olympus Real Estate Corp/Westdale	Walden Residential Properties, Inc.	26.4%
SHP Acquisition, LLC	Sunstone Hotel Investors, Inc.	44.0%
Aptco LLC (Krupp Group)	Berkshire Realty Co.	26.5%
The Irvine Company	Irvine Apartment Communities	24.6%
ProLogis Trust	Meridian Industrial Trust	12.0%
Reckson Associates Realty/Crescent Real Estate
Equities	Tower Realty Trust, Inc.	2.3%
Highwoods Properties Inc.	Crocker Realty Trust Inc.	15.3%

    Based on the premiums paid in these transactions, Morgan Stanley derived a range of valuations for CB Richard Ellis Services. Morgan Stanley applied a range of premiums from the selected comparable transactions of 12% to 25% to our unaffected stock price as of November 9, 2000, the day prior to the receipt of the letter by our board of directors describing the offer from BLUM CB Corp., which resulted in a low to high range of per share prices for CB Richard Ellis Services of $14.00 to $15.63. Morgan Stanley noted that the $16.00 per share merger price was a 28.0% premium to the closing stock price on November 9, 2000. Morgan Stanley further noted that the $16.00 merger price exceeded the above range derived from the selected REIT precedent transaction analysis.

    No transaction utilized as a comparison in the REIT precedent transaction analysis is identical to the merger. In evaluating the REIT precedent transactions, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond our control. These other matters include the impact of competition on us and the industry generally, industry growth and the absence of any material adverse change in the financial condition and prospects of CB Richard Ellis Services or in the industry or financial markets in general. Mathematical analysis, such as determining the average or median, is not in itself a meaningful method of using precedent transaction data.

  Premiums Paid in Selected Real Estate Management Precedent Transactions Analysis

    Morgan Stanley reviewed three recent mergers or acquisitions involving real estate management companies that shared characteristics with the merger and analyzed the multiple of the aggregate value,

with aggregate value defined as equity value plus net debt, to last twelve months earnings before interest, taxes, depreciation and amortization, or "LTM EBITDA," implied by each transaction based on the purchase price paid. The three transactions selected for this analysis were selected because they were all of the mergers or acquisitions occurring after August 1, 1998 in which the acquired company was one involved in the real estate services industry and in which the transaction value was deemed sufficiently close to the value of the merger to be comparable (the selected transactions' values ranged from $75 million to $460 million).

    The transactions analyzed were:

Acquiror	Acquiree	Aggregate Value/ LTM EBITDA Multiple	Date Announced
Insignia Financial Group Inc.	Douglas Elliman	5.0x	May 28, 1999
LaSalle Partners	Jones Lang Wootton	7.9x	October 22, 1998
LaSalle Partners	Compass Financial & Leasing	7.3x	August 31, 1998

    Morgan Stanley derived a range of multiples that were paid in the selected transactions and the values per share that these multiples would imply for CB Richard Ellis Services. The implied values per share were discounted by 30% for the more recent transaction and 40% for the earlier transactions to reflect the fact that, at the time the original BLUM CB Corp. proposal was made, trading multiples in real estate management companies and the broader market were generally lower than during the period when the precedent transactions were announced (August 1998 to May 1999). The discount amounts used were based upon the approximate decline from the dates of the precedent transactions to November 13, 2000 in the sector stock index, which includes Grubb & Ellis Company, Insignia Financial Group Incorporated, Jones Lang LaSalle Incorporated, Trammell Crow Company and CB Richard Ellis Services. In the discussion that follows, we refer to Grubb & Ellis, Insignia Financial Group, Jones Lang LaSalle and Trammell Crow as the "comparable companies." Applying a range of multiples of between 5.0x and 7.5x to 2000 actual EBITDA for CB Richard Ellis Services and 30% to 40% discounts, resulted in a discounted implied share price of $11.75 to $20.00. Morgan Stanley noted that the $16.00 per share merger price fell within the above range derived from the selected real estate management precedent transaction analysis.

    No transaction utilized as a comparison in the real estate management precedent transaction analysis is identical to the merger. In evaluating the real estate management precedent transactions, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond our control. These other matters include the impact of competition on us and the industry generally, industry growth and the absence of any material adverse change in our financial condition and prospects or in the industry or financial markets in general. Mathematical analysis, such as determining the average or median, is not in itself a meaningful method of using precedent transaction data.

  Comparable Companies Analysis

    Morgan Stanley compared selected historical and projected financial and operating data from publicly available research analyst estimates of CB Richard Ellis Services with the corresponding data and stock market performance data of the comparable companies (Grubb & Ellis, Insignia Financial Group, Jones Lang LaSalle and Trammell Crow) available from publicly available sources.

    Morgan Stanley calculated trading statistics for each member of the comparable companies including:

  •
  The multiple of each company's common stock trading price as of February 16, 2001 to forecasted 2000 earnings per share ("EPS");

  •
  The multiple of that share price to forecasted 2001 EPS (in the table below, an "EPS multiple");

  •
  The multiple of the share price to "adjusted" forecasted 2000 EPS, with "adjusted" defined as net income plus depreciation and amortization, less capital expenditures;

  •
  The multiple of the share price to "adjusted" forecasted 2001 EPS (in the table below, an "AEPS multiple");

  •
  The multiple of the aggregate value, with aggregate value defined as equity value plus net debt, to forecasted 2000 EBITDA; and

  •
  The multiple of the aggregate value to forecasted 2001 EBITDA (in the table below, an "EBITDA multiple").

    Morgan Stanley derived a range of valuations for CB Richard Ellis Services by selecting low and high multiples from the comparable companies data set:

Multiple
Trading Statistic
	Low	High
2000 EPS multiples	7.0x	10.0x
2001 EPS multiples	6.0x	8.5x
2000 AEPS multiples	5.5x	8.0x
2001 AEPS multiples	5.0x	7.5x
2000 EBITDA multiples	4.0x	5.0x
2001 EBITDA multiples	3.5x	4.5x

    After applying the above ranges of multiples to the applicable values for CB Richard Ellis Services and assuming a 25% control premium, Morgan Stanley derived a range of per share prices for CB Richard Ellis Services of $13.00 to $20.00. Morgan Stanley noted that the $16.00 per share merger price fell within the range derived from the comparable company analysis.

    No company utilized in the comparable company analysis is identical to CB Richard Ellis Services. In selecting and evaluating the comparable companies, Morgan Stanley made certain judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters. Mathematical analysis, such as determining the average or median, of certain financial ratios of the comparable companies is not in itself a meaningful method of using comparable company data.

  Discounted Cash Flow Analysis

    Morgan Stanley performed a discounted cash flow analysis of CB Richard Ellis Services assuming the market conditions as of February 23, 2001 would continue and taking into account projections and assumptions provided by, and conversations with, CB Richard Ellis Services' management. This case used discount rates of 15.0% and 17.0% of unlevered cash flows from 2001-2006 and terminal multiples of 2007 EBITDA of 3.5x and 4.5x. This analysis resulted in a range of $13.25 to $19.50 per share of our common stock. Morgan Stanley noted that the $16.00 per share merger price fell within the range derived from this discounted cash flow analysis.

    Morgan Stanley performed another discounted cash flow analysis of CB Richard Ellis Services assuming "recession" market conditions and taking into account projections and assumptions provided by and conversations with our management. This case used discount rates of 15.0% and 17.0% of unlevered cash flows from 2001-2006 and terminal multiples of 2007 EBITDA of 3.5x and 4.5x. This analysis resulted in a range of $8.25 to $13.50 per share of our common stock. Morgan Stanley noted that the $16.00 per share merger price exceeded the range derived from this discounted cash flow analysis.

  Break-up Value Analysis

    Morgan Stanley also performed a break-up value analysis in which it analyzed the price per share of our common stock if each individual business segment were sold separately. Morgan Stanley selected a range of EBITDA multiples that it considered appropriate for each business segment based on the EBITDA multiples of the comparable companies (Grubb & Ellis, Insignia Financial Group, Jones Lang LaSalle and Trammell Crow) and their relative business segment breakdown.

    The range of multiples used were:

Multiple
Business Segment
	Low	High
Transaction Management	3.5x	4.5x
Financial Services	5.0x	6.0x
Management Services	5.0x	6.0x

    Applying this range of multiples to 2000 EBITDA for each of our business segments resulted in a per share price for CB Richard Ellis Services of $11.75 to $18.50. Morgan Stanley noted that the $16.00 per share merger price fell within the range derived from the break-up value analysis.

  Leveraged Buyout Analysis

    Morgan Stanley also performed a leveraged buyout analysis in which it analyzed the price per share a financial buyer might be willing to offer to purchase CB Richard Ellis Services, assuming a capital structure and required rate of return on the buyer's investment. Morgan Stanley based its analyses on the projections described above within "Discounted Cash Flow Analysis," the sources and uses from the CSFB Commitment Letter dated February 23, 2001, and our December 31, 2000 balance sheet with certain adjustments to reflect the cyclical nature of our debt. Assuming an exit multiple of 4.25x to 2006 EBITDA and targeted investor returns of 20%, the range of present values per share of our common stock was $12.00 to $16.50. Morgan Stanley noted that the $16.00 per share merger price fell within the range derived from the leveraged buyout analysis.

  Additional Matters

    The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor considered by it. Morgan Stanley believes that the summary provided and the analyses described above must be considered as a whole and that selecting portions of these analyses, without considering all of the analyses, would create an incomplete view of the process underlying its analyses and opinion. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described above should therefore not be taken to be Morgan Stanley's view of the actual value of CB Richard Ellis Services.

    In performing its analyses, Morgan Stanley made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond our control. Any estimates contained in Morgan Stanley's analysis are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by these estimates. The analyses performed were prepared solely as a part of Morgan Stanley's analysis of the fairness from a financial point of view to the unaffiliated holders of our common stock of the consideration to be received pursuant to the merger agreement, and were conducted in connection with the delivery by Morgan Stanley of its opinion dated February 23, 2001 to the board of directors and the special committee of CB Richard Ellis Services. Morgan Stanley's analyses do not purport to be appraisals or to reflect the prices at which CB Richard Ellis Services might actually be sold. The terms of the merger agreement were determined through negotiations between the special committee and the acquisition companies and were approved by our board of directors. Morgan Stanley provided advice to the special committee during such negotiations. However, Morgan Stanley did not recommend any specific consideration to the special committee or recommend that any specific consideration constituted the only appropriate consideration for the merger.

    Morgan Stanley's opinion was one of a number of factors taken into consideration by the special committee and the board of directors in making their determinations to recommend adoption of the merger agreement. Consequently, the Morgan Stanley analyses described above should not be determinative of the opinion of the special committee and the board of directors with respect to the value of CB Richard Ellis Services or whether a different valuation could have been negotiated with the acquisition companies.

    Morgan Stanley is an internationally recognized investment banking and advisory firm. Morgan Stanley, as part of its investment banking and advisory business, is continuously engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In addition, Morgan Stanley is a full-service securities firm engaged in securities trading, brokerage and financing activities. In the ordinary course of Morgan Stanley's trading and brokerage activities, Morgan Stanley or its affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions for their own accounts or accounts of their customers, in debt or equity securities or senior loans of CB Richard Ellis Services.

    Pursuant to a letter agreement dated November 20, 2000, we agreed to pay Morgan Stanley various fees, which include an advisory fee of $2.0 million. In addition, if a transaction is completed, Morgan Stanley will receive a transaction fee against which the advisory fee paid will be credited. The transaction fee will be approximately $4.1 million for the merger or any other transaction of equivalent value. In addition, CB Richard Ellis Services has agreed to reimburse Morgan Stanley for its reasonable out-of-pocket expenses and to indemnify Morgan Stanley and its affiliates, their respective directors, officers, agents and employees and each person, if any, controlling Morgan Stanley or any of its affiliates, against liabilities and expenses arising out of the engagement and the transactions in connection therewith, including liabilities under federal securities laws. In the past Morgan Stanley and its affiliates have provided financial advisory and financing services to, and are investors in, Constellation Real Technologies, a consortium in which CB Richard Ellis Services is a founding member, and have received fees of approximately 3% of the common equity of Constellation, taken in the form of shares, for rendering these services. According to Morgan Stanley's Annual Report on Form 10-K for its fiscal year ended November 30, 2000, its total revenues during such fiscal year were approximately $45.4 billion and its total revenues from investment banking activities during that period were approximately $5.0 billion.

Effects of the Merger

  Participation in Future Growth

    As a result of the merger CB Richard Ellis Services will become a wholly-owned subsidiary of CBRE Holding. After the effective time of the merger, our stockholders, other than the continuing stockholders and any of our eligible employees and independent contractors who participate in the anticipated offerings by CBRE Holding described in the section below titled "—Anticipated Offerings by CBRE Holding," will cease to have any direct or indirect ownership interests in CB Richard Ellis

Services or rights as stockholders of CB Richard Ellis Services. Upon completion of the merger, the continuing stockholders are expected to own between approximately 80% and 97% of the outstanding common stock of CBRE Holding. Although their equity investment in CBRE Holding involves risk resulting from, among other things, the limited liquidity of the investment and the large amount of debt to be incurred in connection with the merger, the continuing stockholders and the other stockholders of CBRE Holding will be the sole beneficiaries of the future earnings and growth of CB Richard Ellis Services, if any.

  Treatment of Continuing Stockholders' and Affiliated Directors' Equity Interests

    In addition, any of the continuing stockholders and the affiliated directors that hold options to acquire our common stock will be entitled to receive in connection with the merger an amount in cash for each option they own equal to the greater of (A) the amount by which $16.00 exceeds the exercise price of the option, if any, and (B) $1.00, reduced in each case by applicable withholding taxes. The formula for the payments to the continuing stockholders and the affiliated directors for their options is the same as the formula for the payments to other option holders for their options. Except as described in the following two sentences, as a result of the merger, each of the warrants to acquire our common stock held by the continuing stockholders, including those stockholders affiliated with Freeman Spogli, effectively will terminate. Pursuant to the contribution and voting agreement, the warrants to acquire shares of our common stock that are beneficially owned by Ray Wirta and Donald Koll will be converted into the right to receive $1.00 per share of our common stock underlying the warrants. Also pursuant to the contribution and voting agreement, upon the consummation of the merger, CBRE Holding will issue warrants to purchase shares of Class B common stock of CBRE Holding to the continuing stockholders affiliated with Freeman Spogli pursuant to the terms and conditions set forth in a warrant agreement. See "OTHER AGREEMENTS—Contribution and Voting Agreement."

    Based upon the options and warrants held by the continuing stockholders and the affiliated directors on the record date, the continuing stockholders and the affiliated directors will be entitled to receive the following amounts in connection with the merger for options and warrants, reduced in each case by applicable withholding taxes:

  •
  Ray Wirta will be entitled to receive $269,375 for options to purchase an aggregate of 195,000 shares;

  •
  Brett White will be entitled to receive $201,750 for options to purchase an aggregate of 120,000 shares;

  •
  Donald Koll will be entitled to receive $366,315 for options to purchase an aggregate of 317,480 shares, and $29,052 for a warrant to purchase 29,052 shares, which excludes warrants beneficially owned by both Messrs. Wirta and Koll;

  •
  Frederic Malek will be entitled to receive $159,737 for options to purchase an aggregate of 15,777 shares;

  •
  Richard Blum will be entitled to receive $62,268 for options to purchase an aggregate of 18,872 shares; and

  •
  Bradford Freeman will be entitled to receive $9,185 for options to purchase an aggregate of 6,000 shares.

  Effect on Interests in Our Net Book Value and Net Earnings

    As a result of merger, the interests of each of the continuing stockholders and the affiliated directors in our net book value and net earnings will increase. In addition, CBRE Holding will obtain an interest in our net book value and net earnings as a result of the merger. BLUM CB Corp. does not currently have any interest in our net book value or net earnings and will not obtain any interest after the merger, because it will be merged into us and will not exist after the effective time of the merger.

    The following table sets forth the interest of CBRE Holding and each of the continuing stockholders and the affiliated directors in our net book value, in terms of both dollar amounts and percentages, immediately prior to the merger and immediately following the merger. Following the merger, the interest of CBRE Holding in us will be direct and the interest of the other persons will be indirect as a result of their ownership interest in CBRE Holding. We have used our net book value of $224.3 million as of March 31, 2001 and the equity interest of the named person as of that date to compute the amount prior to the merger. To compute the amount following the merger, we adjusted our net book value as of March 31, 2001 to give effect to the merger and the related transactions, which resulted in an adjusted net book value of $291.1 million, and we adjusted the equity interest of the named person to give effect to the merger.

Name of Affiliate	Interest in Net Book Value Prior to the Merger ($ in millions)		Interest in Net Book Value Following the Merger ($ in millions)
CBRE Holding, Inc.	$0.0 / 0.0%		$291.1 / 100.0%
RCBA Strategic Partners, L.P.	$25.5 / 11.4%		$130.2 / 44.7	%(1)
FS Equity Partners III, L.P.	$35.6 / 15.9%		$71.4 / 24.5%
FS Equity Partners International, L.P.	$1.3 / 0.6%		$2.7 / 0.9%
The Koll Holding Company	$8.0 / 3.6%		$16.0 / 5.5%
Richard Blum	$37.2 / 16.6	%(2)	$130.7 / 44.7	%(2)
Bradford Freeman	$37.0 / 16.5	%(3)	$74.1 / 25.5	%(3)
Ray Wirta	$6.0 / 2.7	%(4)	$13.5 / 4.6	%(4)
Brett White	$0.6 / 0.3%		$2.6 / 0.9%
Donald Koll	$8.0 / 3.6	%(5)	$16.0 / 5.5	%(5)
Frederic Malek	$4.3 / 1.9%		$8.7 / 3.0%

  (1)
  Assumes that the contemplated offering by CBRE Holding to our eligible employees and independent contractors is fully subscribed and all shares are paid for with cash. To the extent that it is not fully subscribed, the interests of RCBA Strategic Partners, L.P. will increase. If the offering is not subscribed at all, RCBA Strategic Partners' interest in net book value following the merger would be $187.4 million and 64.4%.

  (2)
  Attributes to Mr. Blum the interests in us of RCBA Strategic Partners and certain of its affiliates, in whose ultimate controlling entities Mr. Blum owns beneficial interests. See footnote 1 regarding RCBA Strategic Partners' interest in us following the merger.

  (3)
  Attributes to Mr. Freeman the interests in us of FS Equity Partners III, L.P. and FS Equity Partners International, L.P. Mr. Freeman owns beneficial interests in each of FS Holdings, Inc. and FS International Holdings Limited, which are, respectively, the general partners of FS Capital Partners, L.P. and FS&Co. International, L.P., which in turn are the respective general partners of FS Equity Partners III, L.P. and FS Equity Partners International, L.P.

  (4)
  Interest includes 521,590 shares owned by The Koll Holding Company that Mr. Wirta has the right to acquire under an option granted to him by The Koll Holding Company, which 521,590 shares are also included in the interests indicated for The Koll Holding Company.

  (5)
  Attributes to Mr. Koll the interest in us of The Koll Holding Company. Mr. Koll is the sole trustee of the Donald M. Koll Separate Property Trust, which wholly owns The Koll Company, which wholly owns The Koll Holding Company.

    The following table sets forth the interest of CBRE Holding and each of the continuing stockholders and the affiliated directors in our net earnings, in terms of both dollar amounts and percentages, immediately prior to the merger and immediately following the merger. Following the merger, the interest of CBRE Holding in us will be direct and the interest of the other persons will be indirect as a result of their ownership interest in CBRE Holding. We have used our net earnings of $33.4 million for the year 2000 and the equity interest of the named person to compute the amount prior to the merger. To compute the amount following the merger, we adjusted our net earnings for 2000 to give effect to the merger and the related transactions, which resulted in adjusted earnings of $18.7 million, and we adjusted the equity interest of the named person to give effect to the merger.

Name of Affiliate	Interest in Net Earnings Prior to the Merger ($ in millions)		Interest in Net Earnings Following the Merger ($ in milions)
CBRE Holding, Inc.	$0.0 / 0.0%		$18.7 / 100.0%
RCBA Strategic Partners, L.P.	$3.8 / 11.4%		$8.4 / 44.7	%(1)
FS Equity Partners III, L.P.	$5.3 / 15.9%		$4.6 / 24.5%
FS Equity Partners International, L.P.	$0.2 / 0.6%		$0.2 / 0.9%
The Koll Holding Company	$1.2 / 3.6%		$1.0 / 5.5%
Richard Blum	$5.5 / 16.6	%(2)	$8.4 / 44.7	%(2)
Bradford Freeman	$5.5 / 16.5	%(3)	$4.8 / 25.5	%(3)
Ray Wirta	$0.9 / 2.7	%(4)	$0.9 / 4.6	%(4)
Brett White	$0.1 / 0.3%		$0.2 / 0.9%
Donald Koll	$1.2 / 3.6	%(5)	$1.0 / 5.5	%(5)
Frederic Malek	$0.6 / 1.9%		$0.6 / 3.0%

  (1)
  Assumes that the contemplated offering by CBRE Holding to our eligible employees and independent contractors is fully subscribed and all shares are paid for with cash. To the extent that it is not fully subscribed, the interests of RCBA Strategic Partners, L.P. will increase. If the offering is not subscribed at all, RCBA Strategic Partners' interest in net earnings following the merger would be $13.6 million and 64.4%.

  (2)
  Attributes to Mr. Blum the interests in us of RCBA Strategic Partners and certain of its affiliates, in whose ultimate controlling entities Mr. Blum owns beneficial interests. See footnote 1 regarding RCBA Strategic Partners' interest in us following the merger.

  (3)
  Attributes to Mr. Freeman the interests in us of FS Equity Partners III, L.P. and FS Equity Partners International, L.P. Mr. Freeman owns beneficial interests in each of FS Holdings, Inc. and FS International Holdings Limited, which are, respectively, the general partners of FS Capital Partners, L.P. and FS&Co. International, L.P., which in turn are the respective general partners of FS Equity Partners III, L.P. and FS Equity Partners International, L.P.

  (4)
  Interest includes 521,590 shares owned by The Koll Holding Company that Mr. Wirta has the right to acquire under an option granted to him by The Koll Holding Company, which 521,590 shares are also included in the interests indicated for The Koll Holding Company.

  (5)
  Attributes to Mr. Koll the interest in us of The Koll Holding Company. Mr. Koll is the sole trustee of the Donald M. Koll Separate Property Trust, which wholly owns The Koll Company, which wholly owns The Koll Holding Company.

  Purchase of Shares Held by Affiliates of RCBA Strategic Partners

    Immediately prior to the merger, RCBA Strategic Partners will purchase 1,077,986 shares of our common stock from various of its affiliates at a price of $16.00 per share, for an aggregate purchase price of $17,247,776. Pursuant to the terms of the contribution and voting agreement, at the effective time of the merger RCBA Strategic Partners will contribute the shares it acquires in these purchases to CBRE Holding, together with those of our shares RCBA Strategic Partners currently holds, in exchange for shares of CBRE Holding Class B common stock on a one-for-one basis. See "OTHER AGREEMENTS—Contribution and Voting Agreement." Richard Blum, who is one of the affiliated directors, owns a beneficial interest in the general partner of RCBA Strategic Partners, RCBA GP, L.L.C., and therefore will have an interest in RCBA Strategic Partners' holdings of CBRE Holding Class B common stock.

  Other Effects on Continuing Stockholders

    In addition, the terms of the employment agreements described below under "—Interests of CB Richard Ellis Services Directors and Executive Officers in the Merger," will take effect following the merger. Further, under the securityholders' agreement, CBRE Holding will have certain rights to purchase, and the continuing stockholders will have certain rights to cause CBRE Holding to purchase, the CBRE Holding common stock owned by the continuing stockholders following the merger. See "OTHER AGREEMENTS—Securityholders' Agreement."

  Delisting from NYSE and Deregistration under Exchange Act

    As a result of the merger, CB Richard Ellis Services will be a wholly owned subsidiary of CBRE Holding and there will be no public market for its common stock. After the merger, our common stock will cease to be quoted on the New York Stock Exchange and price quotations with respect to sales of shares of our common stock in the public market will no longer be available and our obligation to file reports under the Exchange Act will be suspended. However, BLUM CB Corp. has issued $229 million of its senior subordinated notes in order to provide a portion of the financing for the merger and related transactions, and if the merger is consummated we will assume these obligations. Under the terms of a registration rights agreement BLUM CB Corp. entered into in connection with the issuance of those notes, we would be required to file an exchange registration statement under the Securities Act and to use our reasonable best efforts to have it declared effective by the 180th day after the merger, after which effectiveness we would be required to file reports under the Exchange Act. Moreover, as a result of the anticipated offerings by CBRE Holding of its Class A common stock to eligible CB Richard Ellis Services employees and independent contractors, as described in the section below titled "—Anticipated Offerings by CBRE Holding," registration statements have been filed under the Securities Act and under the Exchange Act by CBRE Holding. Accordingly, the common stock of CBRE Holding is expected to become registered under the Exchange Act and CBRE Holding is expected to become subject to the reporting requirements of the Exchange Act. In addition, pursuant to the terms of the agreements that will govern the senior notes to be issued and sold by CBRE Holding in connection with the financing of the merger, CBRE Holding expects to be required to comply with the reporting requirements of the Exchange Act for so long as those notes are outstanding. With respect to the shares of Class A common stock of CBRE Holding that are anticipated to be offered to eligible CB Richard Ellis Services employees and independent contractors, including the securities that may be issued pursuant to the transactions described below under the titles "Deferred Compensation Plan" and "Capital Accumulation Plan," neither we nor CBRE Holding currently intends to take any steps to assure that these securities are or will be eligible for trading on an automated quotations system operated by a national securities association.

  Directors and Officers

    From and after the effective time of the merger, the directors of BLUM CB Corp. will become the directors of CB Richard Ellis Services, the surviving corporation, and the current officers of CB Richard Ellis Services will remain the officers of the surviving corporation, in each case until their successors are duly elected or appointed and qualified. Also from and after the merger, pursuant to a securityholders' agreement to be executed at the closing by the continuing stockholders and CBRE Holding, each of the continuing stockholders will agree to vote each of their shares to elect a specified slate of directors of CBRE Holding chosen by various of the continuing stockholders. As a result of this provision in the securityholders' agreement, after the merger RCBA Strategic Partners will initially designate four of CBRE Holding's eight directors and will have the right to increase the board of directors by one member and designate five of nine members. After the merger the CB Richard Ellis Services board of directors will be comprised of the same individuals as the CBRE Holding board of directors. In addition, at the time of the merger, each of the executive officers of CB Richard Ellis Services will become an executive officer of CBRE Holding with the same title as held with CB Richard Ellis Services.

  Certificate of Incorporation and Bylaws

    From and after the effective time of the merger, the certificate of incorporation and bylaws of CB Richard Ellis Services in effect immediately prior to the effective time will remain the certificate of incorporation and bylaws of the surviving corporation, each until amended afterwards.

  Business and Operations of CB Richard Ellis Services

    It is expected that following completion of the merger, the operations of CB Richard Ellis Services will be conducted substantially as they are currently being conducted. Other than the merger and the other transactions described in the merger agreement, none of CB Richard Ellis Services, the acquisition companies and the continuing stockholders has any present plans or proposals that relate to or would result in an extraordinary corporate transaction involving CB Richard Ellis Services' or the acquisition companies' corporate structure, business or management, such as a merger, reorganization, liquidation, relocation of any operations or sale or transfer of a material amount of assets. However, the acquisition companies and the continuing stockholders will continue to evaluate the business and operations of CB Richard Ellis Services after the merger, and may develop new plans and proposals in the future.

  Treatment of Stock Options

    At the effective time of the merger, each holder of an option outstanding as of the effective time of the merger will be entitled to receive in full satisfaction of the option a cash payment equal to the greater of (1) the product of (A) the amount by which $16.00 exceeds the exercise price per share subject to the option, if any, multiplied by (B) the number of shares of our common stock subject to the option immediately prior to the effective time of the merger, or (2) $1.00 multiplied by the number of shares of our common stock subject to the option immediately prior to the effective time of the merger, reduced in each case by applicable withholding taxes. Any amounts withheld from these payments and paid to the proper authority will be treated for all purposes as having been paid to the option holders. Upon the receipt by the option holder of this payment, the option held by the holder will be cancelled and the option holder's acceptance of the payment will be deemed a release of all of his rights with respect to the option.

    Each holder of an option to acquire our common stock that does not elect to receive the consideration described in the previous paragraph for his or her options will continue to hold those options after the merger. However, after the merger, we will be a wholly-owned subsidiary of CBRE Holding and our common stock will be delisted from the New York Stock Exchange and deregistered under the Securities Exchange Act of 1934. Accordingly, if a holder of our options who does not elect to receive the consideration described above exercises his or her options after the merger, the holder would receive common stock of a subsidiary of CBRE Holding, which common stock would be difficult, if not impossible, to sell.

  Deferred Compensation Plan

    At the effective time of the merger, our Deferred Compensation Plan, or "DCP," will be amended to provide that each CBRE Stock Fund Unit, as defined in the DCP, will thereafter represent the right to receive one share of Class A common stock of CBRE Holding. Each participant in the DCP who has CBRE Stock Fund Units that are not vested prior to the effective time and are credited to his or her account before the effective time, including stock fund units that may vest as a result of the merger, will continue to hold those CBRE Stock Fund Units in his or her account under the DCP, except that each CBRE Stock Fund Unit will thereafter represent the right to receive one share of CBRE Holding Class A common stock rather than one share of CB Richard Ellis Services common stock.

    Each participant in the DCP who is one of our employees or one of our independent contractors in the states of California, New York, Illinois or Washington and has CBRE Stock Fund Units that are vested and credited to his or her account prior to the effective time will be required, prior to the effective time, to make one of the following elections regarding the vested CBRE Stock Fund Units: (A) convert the vested CBRE Stock Fund Units at the effective time, based upon a value of $16.00 per CBRE Stock Fund Unit, into the interest index fund alternative or any of the insurance mutual fund alternatives that are available under the DCP, or (B) continue to hold the vested CBRE Stock Fund Units in his or her account under the DCP. This election will be made available by CBRE Holding to eligible participants in the DCP only pursuant to a prospectus complying with applicable securities laws, and that prospectus will be provided to those persons prior to the merger. This proxy statement is not an offer to sell, or a solicitation of an offer to buy, any of our securities or the securities of CBRE Holding.

    Each participant in the DCP who is not one of our employees or one of our independent contractors in the states of California, New York, Illinois or Washington and has CBRE Stock Fund Units that are vested and credited to his or her account as of the effective time must, prior to the effective time, choose to have the vested CBRE Stock Fund Units converted at the effective time, based upon a value of $16.00 per CBRE Stock Fund Unit, into the interest index fund alternative or any of the insurance mutual fund alternatives that are available under the DCP.

    Before the effective time, we and the acquisition companies will take all commercially reasonable actions, including amending the terms of the DCP, necessary to give effect to these provisions concerning the DCP.

  Capital Accumulation Plan

    At the effective time, each participant in the CB Richard Ellis Services Capital Accumulation Plan, our 401(k) plan, with an account balance invested in the Company Stock Fund, as defined in our Capital Accumulation Plan, will receive, in exchange for the participant's shares of CB Richard Ellis Services common stock in the Company Stock Fund, an amount equal to (1) the number of those shares multiplied by (2) the merger consideration of $16.00 per share of our common stock. As of the effective time, provided that the registration statement that has been filed by CBRE Holding has been declared effective by the Securities and Exchange Commission, each Capital Accumulation Plan participant who is one of our U.S. employees may invest, pursuant to the terms of the Capital Accumulation Plan, in shares of the Class A common stock of CBRE Holding to be held in the Capital Accumulation Plan, based on a per share price equal to $16.00, and subject to the following limitations: (1) the value of the CBRE Holding shares held in the participant's 401(k) account may not exceed 50% of the total value of the participant's 401(k) account as of the effective time, with all other investments in the participant's account being valued as of the month end immediately preceding the effectiveness of the registration statement filed by CBRE Holding; and (2) if the total number of CBRE Holding shares requested to be purchased in the 401(k) plan by participants exceeds 50% of the total number of shares of CB Richard Ellis Services common stock held in the 401(k) plan as of April 1, 2001, then the number of CBRE Holding shares each participant may purchase to hold in the participant's 401(k) account may not exceed the participant's pro rata portion, based on number of shares requested by the participant, of the total shares requested to be purchased by all participants. Before the effective time, CB Richard Ellis Services and CBRE Holding will take all commercially reasonable actions, including amending the terms of the Capital Accumulation Plan, necessary to give effect to the transactions described in this paragraph.

    The opportunity to acquire shares of CBRE Holding common stock described in the previous paragraph will be made available by CBRE Holding to eligible participants in the Capital Accumulation Plan only pursuant to a valid prospectus complying with applicable securities laws, and that prospectus will be provided to the participants by CBRE Holding prior to the merger. This proxy statement is not an offer to sell, or a solicitation of an offer to buy, any of our securities or the securities of CBRE Holding.

  Refinancing of Substantially All of Our Current Long-Term Indebtedness

    In connection with the merger, we will repay all amounts outstanding under our current revolving credit facility with Bank of America, which totaled approximately $226.4 million as of March 31, 2001. In addition, pursuant to the merger agreement, we are making an offer to purchase all of our outstanding 8 7/8% senior subordinated notes due 2006, which consisted of $175 million of aggregate principal amount as of March 31, 2001. In connection with the offer to purchase our senior subordinated notes, we are also soliciting consents from the holders of the senior subordinated notes to specified amendments to the indenture governing the notes. The receipt of these consents from the holders of a majority of the aggregate principal amount of the senior subordinated notes is a condition precedent to the obligation of the acquisition companies to close the merger agreement.

Risk that the Merger Will Not Be Completed

    Completion of the merger is subject to various conditions set forth in the merger agreement, including, but not limited to, the following:

  •
  the merger agreement must be adopted at the special meeting by the affirmative vote of holders of at least two-thirds of the outstanding shares of our common stock held by stockholders other than the continuing stockholders and their affiliates and by the affirmative vote of holders of a majority of the outstanding shares of our common stock;

  •
  the acquisition companies must have obtained debt financing sufficient to consummate the merger and the related transactions;

  •
  each of the parties to the merger agreement must have performed its obligations under the merger agreement in all material respects at or before the effective time of the merger;

  •
  all necessary consents, permits and approvals must have been obtained;

  •
  there must be no law, injunction or order prohibiting the completion of the merger;

  •
  the representations and warranties made by the parties in the merger agreement must be true and correct in all material respects at the effective time of the merger;

  •
  since the date of the merger agreement, there must not have occurred an event which is continuing and which constitutes a material adverse effect on CB Richard Ellis Services; and

  •
  the registration statement of CBRE Holding registering shares for the anticipated offering of shares of CBRE Holding Class A common stock to eligible CB Richard Ellis Services employees and independent contractors must have been declared effective by the Securities and Exchange Commission.

    As a result of the various conditions to the completion of the merger, we cannot assure you that the merger will be completed, even if the requisite stockholder approvals are obtained.

    It is expected that if our stockholders do not adopt the merger agreement, or if the merger is not completed for any other reason, our current management under the direction of our current board of directors, will continue to manage CB Richard Ellis Services as an on-going business.

Interests of CB Richard Ellis Services Directors and Executive Officers in the Merger

  General

    In considering the recommendation of the board of directors and the special committee, you should be aware that certain members of our management and the board of directors have interests in the transaction that are or may be different from, or in addition to, your interests as a CB Richard Ellis Services stockholder. The board of directors appointed the special committee, consisting solely of directors who are not current or former officers or employees of CB Richard Ellis Services and who will not retain an economic interest in CB Richard Ellis Services or the acquisition companies following the merger, to solicit and evaluate, negotiate the terms of, and accept or reject, any offer to acquire CB Richard Ellis Services, including any offer by a third party. The special committee was aware of these differing interests and considered them, among other matters, in recommending the adoption of the merger agreement and in recommending that the board of directors approve and adopt the merger agreement and recommend to our stockholders that they approve the merger agreement. The board of directors was also aware of these interests when deciding to approve the merger agreement and recommend that our stockholders adopt the merger agreement.

  Treatment of Directors' and Executive Officers' Equity Interests

    Our directors and executive officers will receive cash in the merger for the shares of our common stock owned by them and have the right to receive cash in the merger for the options to purchase shares of our common stock owned by them. With the exception of shares owned by directors and executive officers who are continuing stockholders, which will be contributed to CBRE Holding in exchange for CBRE Holding Class B common stock, the shares of our common stock owned by our directors and executive officers will be converted at the effective time of the merger into the right to receive an amount in cash equal to $16.00 per share. Each of our directors and executive officers who holds vested or unvested options to acquire our common stock, including the options held by directors and executive officers who are continuing stockholders, will have the right to receive at the effective time of the merger, in consideration for the cancellation of his or her options, an amount per share subject to each canceled option equal to the greater of (A) the amount by which $16.00 exceeds the exercise price of the option, if any, and (B) $1.00, reduced in each case by applicable withholding taxes. Except for the shares of our common stock being contributed to CBRE Holding by our directors and executive officers who are continuing stockholders, the shares and options owned by our directors and executive officers are to be treated under the merger agreement in the same manner as all other shares of our common stock held by stockholders generally and all other options to purchase shares of our common held by holders of our options generally. The cash amounts to be received in the merger by our directors and executive officers who are continuing stockholders or affiliated directors for options and warrants owned by them are indicated above in the discussion under the title "—Effects of the Merger." The cash amounts to be received, or entitled to be received, in the merger by our other directors and executive officers for shares of our common stock and options to acquire our common stock are as follows:

  •
  Stanton Anderson will be entitled to receive $131,731 for options to purchase an aggregate of 13,997 shares;

  •
  Gary Beban will be entitled to receive $2,250,690 for 150,046 shares, which amount will be reduced to repay the loan from us to purchase the shares, and $48,000 for options to purchase an aggregate of 48,000 shares;

  •
  James Didion will be entitled to receive $4,877,824 for 304,864 shares, which amount will be reduced to repay the loan from us to purchase the shares, and $200,000 for options to purchase an aggregate of 200,000 shares;

  •
  Paul Leach will be entitled to receive $68,333 for options to purchase an aggregate of 9,943 shares;

  •
  James Leonetti will be entitled to receive $137,500 for options to purchase an aggregate of 25,000 shares;

  •
  David Lind will be entitled to receive $93,776 for 5,861 shares, which amount will be reduced to repay the loan from us to purchase the shares, and $42,067 for options to purchase an aggregate of 8,192 shares;

  •
  Walter Stafford will be entitled to receive $1,030,368 for 64,398 shares, which amount will be reduced to repay the loan from us to purchase the shares, and $58,750 for options to purchase an aggregate of 30,000 shares; and

  •
  Ray Uttenhove will be entitled to receive $56,976 for 3,561 shares and $45,787 for options to purchase an aggregate of 8,440 shares.

    In addition to shares and options, our Chief Executive Officer and director Ray Wirta and our director Donald Koll own warrants to purchase shares of our common stock for which they will receive cash payments in connection with the merger. Mr. Wirta is a continuing stockholder and Mr. Koll is affiliated with The Koll Holding Company, which is a continuing stockholder. The cash amounts to be received in the merger by Messrs. Wirta and Koll for their warrants are indicated above in the discussion under the title "—Effects of the Merger."

    Under the terms of the contribution and voting agreement, upon consummation of the merger, warrants owned by the continuing stockholders affiliated with Freeman Spogli to acquire 364,884 shares of our common stock will be cancelled and CBRE Holding will issue to these continuing stockholders warrants to acquire shares of Class B common stock of CBRE Holding. These warrants will entitle these continuing stockholders to acquire a number of shares of Class B common stock of CBRE Holding which represents the same percentage of the total outstanding shares of all classes of common stock of CBRE Holding immediately after the merger as the 364,884 shares of our common stock underlying these continuing stockholders' current warrants represent of our outstanding shares of common stock immediately prior to the merger. Director Bradford Freeman owns a beneficial interest in Freeman Spogli and therefore has an interest in CBRE Holding's issuance of these warrants to the continuing stockholders affiliated with Freeman Spogli. See "OTHER AGREEMENTS—Contribution and Voting Agreement."

    In addition, pursuant to the merger agreement, each of our directors and executive officers who is one of our employees and is a participant in our Deferred Compensation Plan, or "DCP," and has CBRE Stock Fund Units, as defined in the DCP, that are vested prior to the merger and credited to his or her account as of the effective time of the merger, may elect, prior to the effective time, to (A) convert the vested CBRE Stock Fund Units at the effective time, based upon a value of $16.00 per

CBRE Stock Fund Unit, into the interest index fund alternative or any of the insurance mutual fund alternatives that are available under the DCP, or (B) continue to hold the vested CBRE Stock Fund Units in his or her account under the DCP, except that each such CBRE Stock Fund Unit will thereafter represent the right to receive a share of common stock of CBRE Holding. All stock fund units that are held by our directors and executive officers that have vested prior to the merger, including any that may vest as a result of the merger, will continue as a stock fund unit of CBRE Holding after the merger. The CBRE Stock Fund Units that our directors and executive officers who are our employees have credited to their accounts in the DCP are to be treated under the merger agreement in the same manner as all other CBRE Stock Fund Units held by our employees generally.

  Other Interests of Members of the Special Committee

    Mr. Anderson is a partner in the law firm of McDermott, Will & Emery, counsel to the special committee.

  Interests in Termination Fee and Payment of Fees and Expenses

    Our director Richard Blum owns a beneficial interest in RCBA Strategic Partners, L.P., the continuing stockholder to which we would be obligated under the terms of the merger agreement to pay a termination fee and reimbursement for out-of-pocket expenses in the event the merger agreement is terminated under specified circumstances. The termination fee provided for is $7.5 million and the maximum reimbursement of fees and expenses provided for is $3.0 million. See "THE MERGER AGREEMENT—Termination Fee." In addition, under the terms of the contribution and voting agreement, RCBA Strategic Partners must pay portions of any termination fee it receives pursuant to the merger agreement to the continuing stockholders other than the affiliates of Freeman Spogli, as reimbursement for their expenses in connection with the merger agreement and related transactions. As continuing stockholders or affiliated directors, Messrs. Koll, Malek, White and Wirta would each have an interest in portions of the termination fee. The contribution and voting agreement further provides that if a termination fee is paid for termination of the merger agreement under specified circumstances, then in addition to amounts RCBA Strategic Partners is to pay out of the fee for reimbursement of continuing stockholders' expenses, it is to pay 4.3% of the fee to Mr. White and 5.7% of the fee to Mr. Wirta. See "OTHER AGREEMENTS—Contribution and Voting Agreement."

  Interests in Transaction Fee

    Under the terms of the contribution and voting agreement, in the event the merger is consummated, CBRE Holding is required to pay to the general partner of RCBA Strategic Partners a transaction fee of $3.0 million and to Freeman Spogli or its designee a transaction fee of $2.0 million. Our director Richard Blum owns a beneficial interest in RCBA Strategic Partners' general partner, RCBA GP, L.L.C., and would therefore have an interest in the transaction fee paid to RCBA Strategic Partners. Our director Bradford Freeman owns a beneficial interest in Freeman Spogli and would therefore have an interest in the transaction fee paid to Freeman Spogli or its designee. See "OTHER AGREEMENTS—Contribution and Voting Agreement."

  Rights Under Securityholders' Agreement

    Under the terms of the securityholders' agreement to be entered into among CBRE Holding, the continuing stockholders and DLJ Investment Partners II, L.P. upon the consummation of the merger, the continuing stockholders are provided various rights related to their ownership interests in, and the governance of, CBRE Holding, which will own 100% of our capital stock immediately following the merger. Those of our directors and executive officers who are continuing stockholders or affiliated directors will have interests in the rights provided under the securityholders' agreement. Those directors and executive officers are: Messrs. Blum, Freeman, Koll, Malek, White and Wirta. See "OTHER AGREEMENTS—Securityholders' Agreement."

  Participation in Our Future Growth and in Anticipated Offerings by CBRE Holding

    Upon completion of the merger, the continuing stockholders are expected to own between approximately 80% and 97% of the common stock of CBRE Holding, which will own 100% of our capital stock. The common stock of CBRE Holding that is not owned by the continuing stockholders, if any, is expected to be owned by (a) DLJ Investment Partners II, L.P., which together with its affiliates will be purchasing senior notes of CBRE Holding in connection with the merger and (b) those of our eligible employees and independent contractors, if any, who elect to acquire CBRE Holding Class A common stock in anticipated offerings by CBRE Holding. These anticipated offerings by CBRE Holding are expected to include (1) shares of CBRE Holding for direct purchase, (2) shares of CBRE Holding to be held in our 401(k) plan, (3) shares of CBRE Holding underlying vested stock fund units in our Deferred Compensation Plan and (4) shares of CBRE Holding underlying stock options.

    In connection with these offerings, various terms of the offerings will apply only to persons who are "designated managers." The "designated managers" are those of our employees who on April 1, 2001 were designated by our board of directors as designated managers and were notified by us during April 2001 of their designation, and who are employed by us as of the closing of the merger agreement. Each of our executive officers, including Messrs. Wirta, White, Leonetti and Stafford, is a designated manager.

    In connection with the offering by CBRE Holding of shares for direct ownership, each designated manager will be entitled to receive a grant of options if he subscribes for at least a percentage of 625,000 shares for direct ownership allocated to the designated manager by our board of directors. The number of shares that a designated manager must subscribe for in order to receive a grant of options will be reduced by the number of deferred compensation plan stock fund units acquired by the designated manager by the transfer of account balances currently allocated to the deferred compensation plan insurance fund. The aggregate number of options available for grant to the designated managers equals 10% of the number of fully diluted shares of CBRE Holding Class A common stock and Class B common stock outstanding at the time of the merger, including all shares issuable upon exercise of outstanding options and warrants. The options to be issued to designated managers will have an exercise price of $16.00 per share and have a term of 10 years. Twenty percent of the options will vest on each of the first five anniversaries of the merger and all unvested options will vest if there is a change in control of CBRE Holding. The number of shares that must be purchased by each of our executive officers if he wants to receive a grant of options are as follows:

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  Raymond Wirta—62,500 shares

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  Brett White—51,563 shares

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  James Leonetti—6,250 shares

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  Walter Stafford—18,750 shares

    If the executive officer purchases the minimum number of shares that are required to receive a grant of options, then he will receive a grant of options equal to the following percentage of the total number of options available for grant to designated managers:

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  Raymond Wirta—10.25%

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  Brett White—8.25%

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  James Leonetti—1.00%

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  Walter Stafford—3.00%

    Also in connection with the offering of shares by CBRE Holding for direct ownership, under specified circumstances, each designated manager may deliver to us a full-recourse note as payment for a portion of the offering price for shares that he or she purchases. In addition, in connection with the merger we will award cash retention bonuses to the designated managers employed by us at the time of the merger in order to provide an incentive and a reward for the designated managers' continued service up to and including the merger. The following executive officers will be among the designated managers receiving cash retention bonuses in excess of $60,000: Raymond Wirta—$164,000 and Brett White—$132,000.

    The continuing stockholders and the other stockholders of CBRE Holding, if any, will be the beneficiaries of our future earnings and growth, if any. Our directors and executive officers who are continuing stockholders or affiliated with continuing stockholders or are eligible to participate in any of the offerings by CBRE Holding of its securities, accordingly may have the opportunity to benefit from any future earnings or growth we experience. Directors or executive officers who are continuing stockholders or affiliated with continuing stockholders are: Messrs. Blum, Freeman, Koll, Malek, White and Wirta. It is expected that the following directors and executive officers who are not continuing stockholders or affiliated with continuing stockholders may participate in one or more of the anticipated offerings of CBRE Holding securities: Gary Beban, James Didion, James Leonetti, David Lind, Walter Stafford and Ray Uttenhove.

    This proxy statement is not an offer to sell, or a solicitation of an offer to buy, any of our securities or the securities of CBRE Holding. Any offerings by CBRE Holding will be made only pursuant to a valid prospectus complying with applicable securities laws. See "SPECIAL FACTORS—Anticipated Offerings by CBRE Holding."

  Employment Agreements

    Ray Wirta and Brett White. Ray Wirta, our Chief Executive Officer and director, and Brett White, our Chairman of the Americas and director, will each enter into a three year employment agreement, which will become effective on the closing of the merger. Following the three year term, each of the employment agreements will be automatically extended for successive 12 month periods unless notice is given by us or the executive at least 120 days prior to the expiration of the initial term or any renewal term.

    Pursuant to the applicable terms of his employment agreement, Mr. Wirta will become a member of the board of directors and the Chief Executive Officer of the surviving corporation following the merger. He will receive an annual base salary of $519,000 and will be eligible for an annual bonus of up to 200% of his bonus target based upon the achievement of performance goals established by the board of directors.

    Pursuant to the terms of his employment agreement, Mr. White will become a member of the board of directors and the Chairman of the Americas of the surviving corporation following the merger. He will receive an annual base salary of $395,000 and will be eligible for an annual bonus of up to 200% of his bonus target based upon the achievement of performance goals established by the board of directors.

    Each employment agreement may be terminated by either party at any time. If during the term of the agreement the surviving corporation terminates the executive's employment without cause or the executive terminates his employment for good reason, the executive will be entitled to the following severance payments and benefits:

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  any accrued but unpaid compensation;

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  continued payment of base salary and average annual bonus based on the previous two fiscal years, for a period of two years following the termination of employment; and

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  continued coverage under our medical plans on the same basis as our active executives until the earlier of (x) the second anniversary of the termination of employment and (y) the date the executive becomes eligible for comparable coverage under any future employer's medical plan.

    If during the term of the agreement the executive's employment is terminated due to his death or disability, the executive will be entitled to the following severance payments:

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  any accrued but unpaid compensation; and

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  a pro rata portion of any annual bonus that the executive would have been entitled to receive in the year of termination, payable at the time the bonus would otherwise have been paid.

    Each employment agreement also contains a customary provision regarding confidentiality, a nonsolicitation provision applicable for a period of two years following the executive's termination of employment for any reason and a noncompetition provision applicable for a period of two years following the executive's termination of employment (1) by the company without cause or (2) by the executive with good reason.

    James Didion. In 1999, we entered into an amended and restated ten-year employment agreement with Mr. Didion, who is currently the Chairman of our board of directors. This agreement provides, among other things, that (1) Mr. Didion will receive an annual salary of $500,000, and (2) upon a change of control of our company, all of Mr. Didion's unvested options and loan shares will become vested and any successor to us will be required to expressly assume the employment agreement. The merger with BLUM CB Corp. will constitute a change of control of our company for purposes of Mr. Didion's employment agreement. The proceeds that Mr. Didion will be entitled to receive for his options and loan shares are reflected in the section above titled "—Treatment of Directors' and Executive Officers' Equity Interests." In addition, although Mr. Didion will no longer be the Chairman of our board of directors after the merger, CBRE Holding has indicated that it will assume Mr. Didion's employment agreement.

  Replacement of Margin Loans

    In connection with the closing of the merger agreement, CBRE Holding expects to extend a loan of $1.5 million to Ray Wirta to replace his existing margin loan with a third party that is secured by shares of our common stock, subject to review of the loan by RCBA Strategic Partners. The loan will be full-recourse, accrue interest at a market rate of interest compounded annually and payable quarterly, and have a stated maturity of five years. This loan will be replaced, if ever, by a margin loan from a third party when CBRE Holding's common stock becomes freely tradable on a national securities exchange or over-the-counter market.

    In the event, however, that CBRE Holding's common stock is not freely tradable as described above by June 2004, then CBRE Holding will loan Mr. Wirta up to $3.0 million on a full-recourse basis to enable him to exercise an option to acquire shares of CBRE Holding Class B common stock that will be held after the merger by The Koll Holding Company, which is a continuing stockholder. The loan will become repayable upon the earliest to occur of: (1) 90 days following termination of his employment, other than by CBRE Holding without cause or by him for good reason, (2) seven months following the date the common stock of CBRE Holding becomes freely tradable as described above, if ever, and (3) the receipt of proceeds from the sale of any shares of CBRE Holding that are pledged by Mr. Wirta to CBRE Holding in connection with the anticipated offerings by CBRE Holding. This loan will bear interest at the prime rate in effect on the date of the loan, compounded annually, and will be repayable to the extent of any net proceeds received by him upon the sale of any shares of CBRE Holding common stock. He will pledge the shares received upon exercise of the option from The Koll Holding Company as security for the loan.

  Indemnification of Directors and Officers; Directors' and Officers' Insurance

The merger agreement provides that CBRE Holding and the surviving corporation will indemnify each present and former director and officer of CB Richard Ellis Services for a period of six years against liabilities for their actions or omissions as directors or officers before the effective time of the merger. The merger agreement further provides that for a period of six years after the effective time of the merger, the surviving corporation will provide to the directors and officers of CB Richard Ellis Services and our subsidiaries liability and fiduciary liability insurance protection with the same coverage and in the same amount as and on terms no less favorable to such individuals than that provided by our current insurance policies, subject to limitations on the maximum premium that must be paid for this insurance. The persons benefiting from the insurance provisions of the merger agreement include all of our current directors and executive officers. See "THE MERGER AGREEMENT—Indemnification and Insurance."

Financing for the Merger

     Based upon our total outstanding shares as of the record date, and our outstanding indebtedness as of March 31, 2001, the aggregate net cash cost of acquiring shares of our common stock pursuant to the merger agreement, making payments to holders of stock options that exercise their rights to receive payments, refinancing the portions of our existing indebtedness that are required to be refinanced as a result of the consummation of the merger and paying related fees and expenses is expected to be approximately $675.6 million. These funds are expected to be available to us and CBRE Holding from the following sources:

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  proceeds received by BLUM CB Corp. as a result of the sale and issuance of its senior subordinated notes;

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  proceeds received by CBRE Holding as a result of the sale and issuance of its senior notes;

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  borrowings under senior secured term loans and a revolving credit facility;

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  equity investments made by RCBA Strategic Partners, L.P. and/or its affiliates;

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  the proceeds, if any, received as a result of contemplated offerings by CBRE Holding to our current employees and independent contractors as described below; and

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  our cash on-hand at the effective time of the merger.

    If the merger had occurred on March 31, 2001, on a pro forma basis the total amount of debt that would have been incurred to finance the acquisition would have been $    million. As described in the section of this proxy statement titled "—Anticipated Offerings by CBRE Holding," CBRE Holding anticipates offering to our current employees and certain of our independent contractors shares of CBRE Holding Class A common stock directly and through our 401(k) plan. The proceeds received by CBRE Holding in any of these offerings will be used by CBRE Holding for the financing purposes described above. Accordingly, CBRE Holding expects that the amount invested in it by RCBA Strategic Partners and/or its affiliates will be reduced by the amount of any proceeds received by CBRE Holding in the anticipated offerings.

    We expect to repay the debt financing described above from our future cash flow. We may, however, in the future seek to refinance our debt incurred to finance the merger through additional equity, debt or other financings.

  11 1/4% Senior Subordinated Notes of BLUM CB Corp.

    On June 7, 2001 BLUM CB Corp. sold $229 million aggregate principal amount of its 11 1/4% Senior Subordinated Notes Due June 15, 2011 to a group of initial purchasers, including Credit Suisse

First Boston, for an aggregate purchase price of $225.6 million. These notes are subject to a special mandatory redemption by BLUM CB Corp. if the merger and related transactions are not consummated on or prior to the 75th day after the closing of the offering of these notes or if the merger agreement is terminated at any time before then. Pending consummation of the merger and related transactions, the gross proceeds of the offering of these notes, together with sufficient funds to effect the special mandatory redemption, have been placed in escrow under the terms of an escrow agreement between BLUM CB Corp. and State Street Bank and Trust Company of California, N.A., as escrow agent.

    Pursuant to the escrow agreement the escrow agent will release the escrowed funds upon satisfaction of certain conditions, including the presentation of an officer's certificate certifying that (1) the merger and related transactions will be consummated on or prior to the 75th day following the closing of the offering in substantially the manner described in the offering circular pursuant to which the notes were offered and sold and (2) following release of the escrowed funds, such funds, together with the proceeds of other transactions will be applied as described in the offering circular.

    These notes, which will mature on June 15, 2011, will be unsecured senior subordinated obligations of BLUM CB Corp. and will be assumed by us if the merger and related transactions are consummated. The terms of the indenture governing the notes will contain affirmative and negative covenants applicable to BLUM CB Corp. and us and our subsidiaries that are customary for these types of notes.

    Interest on these notes will accrue at a rate of 11 1/4% per year payable on each June 15 and December 15. Pursuant to a registration rights agreement, BLUM CB Corp. has agreed to, and if the merger and related transactions are consummated we will assume the agreement to, file an exchange registration statement or, under certain circumstances, a shelf registration statement, registering the notes for exchange or resale.

  16% Senior Notes of CBRE Holding

Subject to the terms of a commitment letter between CBRE Holding, Inc. and DLJ Investment Funding, Inc. dated February 23, 2001, as amended on May 31, 2001, CBRE Holding will issue an aggregate principal amount of $65 million of 16% Senior Notes to DLJ and its affiliates to fund a portion of the cost of the merger and the other transactions described above. The senior notes, which will mature in 2011, will be unsecured obligations of CBRE Holding, senior to all current and future indebtedness of CBRE Holding. The terms of the indenture governing the notes will contain affirmative and negative covenants applicable to CBRE Holding and is subsidiaries that are customary for these types of notes.

    Interest on the senior notes will accrue at a rate of 16% per year and be payable quarterly in cash in arrears; provided that until the fifth anniversary of the issuance of the senior notes, interest in excess of 12% may be paid in kind, and at any time interest may be paid in kind to the extent that our ability to pay cash dividends to CBRE Holding is restricted by the terms of the senior secured credit facilities, which are described below.

    In connection with the issuance of the senior notes, CBRE Holding will pay to DLJ and its affiliates a commitment fee of 1.0% of the outstanding common stock of CBRE Holding and a takedown fee of 1.867% of the outstanding common stock of CBRE Holding, each calculated on a fully diluted basis. The common stock issued in connection with the purchase of the senior notes will be subject to the terms and conditions of the securityholders' agreement.

    The obligation of DLJ and its affiliates to purchase the senior notes from CBRE Holding is subject to various terms and conditions described in the DLJ commitment letter, including, among other conditions, the following:

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  the acceptability to DLJ of the securities purchase agreement and anti-dilution agreement applicable to the common stock to be received by DLJ and its affiliates, the indenture applicable to the senior notes and any other necessary agreements and documents;

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  the consummation generally of the transactions set forth in the contribution and voting agreement, including the equity investment by RCBA Strategic Partners;

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  the consummation by us, pursuant to definitive agreements and other documents reasonably acceptable to DLJ, of the funding of the senior secured credit facilities which, when aggregated with the other proceeds received by CBRE Holding and us, must be sufficient to consummate the transactions described above;

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  there not having occurred any event, change or condition that has had or could reasonably be expected to have a material adverse effect on the business, assets, operations or condition, financial or otherwise, of us and our subsidiaries, taken as a whole, since December 31, 1999;

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  the merger having been consummated simultaneously with the closing of the sale of the senior notes to DLJ and its affiliates;

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  DLJ being reasonably satisfied with the capitalization, structure and equity ownership of CBRE Holding after giving effect to the merger and the transactions described above; and

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  DLJ not having discovered or otherwise become aware of any information not previously disclosed to DLJ or not in the public domain that it believes to be inconsistent in a material and adverse manner with its understanding, based on the information, taken as a whole, provided to it prior to February 23, 2001, of the business, assets, liabilities, operations or condition, financial and otherwise, of us and our subsidiaries, taken as a whole.

    In addition, the obligations of DLJ and its affiliates under the commitment letter will terminate in the event that the merger and the other transactions contemplated by the merger agreement are not completed on or prior to July 20, 2001, unless DLJ agrees to an extension.

  Senior Secured Credit Facilities of CB Richard Ellis Services

Subject to the terms of a commitment letter between BLUM CB Corp. and Credit Suisse First Boston dated February 23, 2001, as amended on May 31, 2001, CSFB has agreed to act as an agent to provide us with the following senior secured credit facilities, a portion of which are expected to be syndicated to other lending institutions before the closing of the merger:

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  a Tranche A term facility of up to $50 million;

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  a Tranche B term facility of up to $175 million; and

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  a revolving line of credit of up to $100 million, including revolving credit loans, letters of credit and a swingline loan subfacility.

    The senior credit facility will be jointly and severally guaranteed by CBRE Holding and our current and future domestic subsidiaries and will be secured by the assets and stock of our current and future domestic subsidiaries and by the stock of our foreign subsidiaries that are directly held by us or our domestic subsidiaries. However, neither we nor any of our domestic subsidiaries will be required to pledge more than 65% of the voting stock of any foreign subsidiary. The senior credit facility requires us to meet financial ratios and benchmarks and to comply with other restrictive covenants.

    The Tranche A term facility will mature on the sixth anniversary of the closing of the merger and amortize in equal quarterly installments in the following annual amounts: $7.5 million in years one and two, and $8.75 million thereafter. The Tranche B term facility will mature on the seventh anniversary of the closing and amortize in equal quarterly installments in an annual amount equal to 1% of the outstanding principal amount on the closing date of the Tranche B term facility. The revolving line of credit will terminate on the sixth anniversary of the closing.

    Borrowings under the senior secured credit facilities will bear interest at varying rates based on, at our option:

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  in the case of the Tranche A and revolving facility, either LIBOR plus 3.25% or the alternate base rate plus 2.25%, and

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  in the case of the Tranche B facility, either LIBOR plus 3.75% or the alternate base rate plus 2.75%.

The alternate base rate will be equal to the higher of (1) CSFB's prime rate or (2) the effective rate for federal funds plus 1/2 of 1%. After delivery to CSFB of our consolidated financial statements for the year ended December 31, 2001, the amount added to the LIBOR rate or the alternate base rate under the Tranche A and revolving facility will vary, from 2.50% to 3.25% for LIBOR and from 1.50% to 2.25% for the alternate base rate, as determined by reference to our ratio of total debt to EBITDA.

    The agreements for the senior secured credit facilities will contain affirmative, negative and financial covenants and events of default customary for credit facilities of a size and type similar to the senior secured credit facilities.

    The initial borrowings under the senior secured credit facilities are subject to various terms and conditions described in the CSFB commitment letter, including, among other conditions, the following:

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  CSFB not having discovered any information not previously disclosed to it or not in the public domain that it believes to be inconsistent in a material and adverse manner with its understanding of the business, assets, operations or condition, financial or otherwise, of us and our subsidiaries, taken as a whole;

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  no event, change or condition having occurred that has had or could reasonably be expected to have a material adverse effect on the business, assets, operations or condition, financial or otherwise, of us and our subsidiaries, taken as a whole, since December 31, 1999;

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  there not having occurred after February 23, 2001 a material disruption of, or material adverse change in, financial, banking or capital market conditions that in CSFB's reasonable good faith judgment could adversely affect the syndication of the senior secured credit facilities;

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  the acceptability to CSFB of the definitive documentation with respect to the senior secured credit facilities;

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  the merger and the transactions under the contribution and voting agreement being consummated simultaneously with the borrowings, and CSFB being reasonably satisfied with our capitalization, structure and equity ownership after giving effect to these transactions;

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  our having received from CBRE Holding not less than $65,000,000 in cash proceeds from the issuance of the senior notes and the terms and conditions of the senior notes being reasonably satisfactory to CSFB;

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  our having repurchased all of our existing senior secured notes in a tender offer, or if we have not, the remaining outstanding aggregate principal amount of the existing notes having been deducted from the aggregate amount of the senior secured credit facilities;

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  CSFB being reasonably satisfied as to the amount and nature of any environmental and employee health and safety exposures to which we and our subsidiaries may be subject;

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  CSFB being satisfied as to the solvency of us and our subsidiaries on a consolidated basis after giving effect to the merger and the financings described in this section of the proxy statement; and

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  all requisite governmental authorities and third parties having approved or consented to the merger and the financings, unless the failure to obtain these generally could not restrain, prevent or impose materially burdensome conditions on the merger and the financings, and no litigation or similar governmental actions having occurred or being threatened that could reasonably be expected to restrain, prevent or impose materially burdensome conditions on the merger or the financings.

    In addition, the obligations of CSFB under the commitment letter will terminate in the event that the merger is not completed on or prior to July 20, 2001, unless CSFB agrees to an extension.

  Equity Contribution

Pursuant to the contribution and voting agreement, RCBA Strategic Partners has committed that either it or its affiliates will make a cash equity contribution of up to approximately $93 million to CBRE Holding immediately prior to the merger. If the anticipated offerings by CBRE Holding of shares of its Class A common stock to our eligible employees and independent contractors are consummated, then the amount of the cash equity contribution by RCBA Strategic Partners or its affiliates will be reduced by the amount of any cash proceeds received by CBRE Holding as a result of the anticipated offerings. RCBA Strategic Partners' obligation to make the contribution to CBRE Holding generally is conditioned upon the satisfaction or waiver of all of the conditions to the merger set forth in the merger agreement.

Anticipated Offerings by CBRE Holding

     CBRE Holding has indicated that it is important that our employees continue to remain with CBRE Holding following the merger and that they have meaningful incentives, including equity ownership interests, to make us financially successful. Accordingly, in connection with the consummation of the merger agreement, CBRE Holding has indicated that it will be offering to issue and sell shares of its Class A common stock to eligible employees and independent contractors of CB Richard Ellis Services and its subsidiaries, some of which shares will be held in the amended 401(k) plan and some of which shares will underlie stock options that CBRE Holding intends to grant and stock fund units in the amended deferred compensation plan. Designated managers of CB Richard Ellis Services will have the option, under specified circumstances, to deliver a full recourse promissory note to CBRE Holding in partial payment for shares of Class A common stock of CBRE Holding. In connection with these offerings, CBRE Holding has filed a registration statement with the Securities and Exchange Commission. A condition to the closing of the merger agreement is that the SEC has declared the registration statement filed by CBRE Holding effective. No employees, independent contractors or stockholders of CB Richard Ellis Services, other than the continuing stockholders, have been offered the opportunity to acquire shares of CBRE Holding Class B common stock. See "THE MERGER AGREEMENT—Conditions to the Merger."

    Any cash proceeds received by CBRE Holding in connection with these proposed offerings would reduce the amount of the cash equity contribution to be made by RCBA Strategic Partners to CBRE Holding immediately prior to the merger pursuant to the contribution and voting agreement. See "THE OTHER AGREEMENTS—Contribution and Voting Agreement."

    Messrs. Wirta and White, as well as our other executive officers and employees at the time of the merger, will be able to participate in these anticipated offerings, and, as a result, have an interest in the merger that is different from, or in addition to, the interests of our stockholders generally. See "—Interests of CB Richard Ellis Services Directors and Executive Officers in the Merger."

    These offerings will only be made pursuant to a valid prospectus complying with all foreign, federal and state securities laws, as well as all other applicable laws. This proxy statement is not an offer to sell, or a solicitation of an offer to buy, any of our securities or the securities of CBRE Holding.

Litigation

    Between November 12 and December 6, 2000, five putative class actions were filed in the Court of Chancery of the State of Delaware in and for New Castle County by various of our stockholders against us, our directors and the continuing stockholders and their affiliates. A similar action was also filed on November 17, 2000 in the Superior Court of the State of California in and for the County of Los Angeles. These actions all alleged that BLUM CB Corp.'s offering price was unfair and inadequate and sought injunctive relief or rescission of the transaction and, in the alternative, money damages.

    The five Delaware actions were subsequently consolidated and a lead counsel appointed. As of February 23, 2001, the parties to the Delaware litigation entered into a memorandum of understanding in which they agreed in principle to a settlement. The memorandum provides, among other things:

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  that the defendants admit no liability or wrongdoing whatsoever;

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  that the continuing stockholders acknowledge that the pendency and prosecution of the Delaware litigation were positive contributing factors to its decision to increase the merger consideration;

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  for the lead counsel for the plaintiff to have an opportunity to review this proxy statement before mailing;

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  for the certification of a settlement class and the entry of a final judgment granting a full release of the defendants; and

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  for attorneys' fees in an amount not to exceed $380,000.

    Conditions to the settlement proposed by the memorandum include:

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  the negotiation and execution of a mutually acceptable stipulation of settlement;

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  the closing of the merger;

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  the dismissal of the Delaware and California litigation with prejudice; and

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  the completion by the plaintiffs of such reasonable additional discovery as lead counsel reasonably believes is appropriate.

    The parties may not be able to complete a mutually acceptable stipulation of settlement, and, if so, the litigation will continue, which could have a material adverse impact on our ability to complete the merger. In addition, no agreements have been reached with respect to any settlement of the California litigation, and, if this litigation continues, it could have a material adverse impact on our ability to complete the merger.

Accounting Treatment of the Merger

    Under U.S. generally accepted accounting principles, the transaction will be accounted for as a step acquisition in which RCBA Strategic Partners and its affiliates will collectively be deemed to be the acquiror. As a result, these entities' investment in CB Richard Ellis Services will carry over to CBRE Holding's consolidated financial statements at their predecessor cost basis. All other interests in CB Richard Ellis Services will be deemed to have been acquired at a price corresponding to the merger consideration. The portion of CB Richard Ellis Services' assets and liabilities corresponding to RCBA Strategic Partners and its affiliates' ownership percentage interest in CB Richard Ellis Services will be carried forward at their carrying amounts. The remaining portion will be recorded at fair value in the consolidated CBRE Holding financial statements in accordance with the principles of APB Opinion No. 16.

Regulatory Matters

    In connection with the transactions contemplated by the merger agreement and the contribution and voting agreement, the Hart-Scott-Rodino Antitrust Improvements Act of 1976 requires CB Richard Ellis Services and the "ultimate parent entities" of the acquisition companies, which are RCBA Strategic Partners, L.P. and FS Equity Partners III, L.P., to give information to the Antitrust Division of the United States Department of Justice and the United States Federal Trade Commission. Subsequent to these submissions, a waiting period must expire or be terminated by the Department of Justice or the Federal Trade Commission before these transactions can be completed. We and the ultimate parent entities of the acquisition companies made the required filings with the Department of Justice and the Federal Trade Commission on May 11, 2001 and received notice of early termination of the waiting period on May 29, 2001.

    At any time, however, the Department of Justice, the FTC, state attorneys general, foreign regulatory agencies or a private person or entity could challenge the merger under the antitrust laws and seek, among other things, to enjoin the merger, to cause CBRE Holding to divest itself of significant assets of CB Richard Ellis Services, or to impose conditions on CBRE Holding with respect to the business operations of CB Richard Ellis Services.

    In addition, both we and CBRE Holding were required to file a pre-merger notification with the Administrative Council for Economic Defense (CADE) of Brazil, that country's antitrust regulatory agency. We and CBRE Holding made this filing jointly on March 16, 2001. CADE does not require that we obtain any clearance or approval from it in order to consummate the merger.

    Based on information available as of the date of this proxy statement, we and the acquisition companies believe that the merger does not violate federal, state or foreign antitrust laws.

    We and affiliates of the acquisition companies each conduct operations in foreign countries where regulatory filings may be required as a result of the merger. In particular, as a result of our operations in the United Kingdom, we are required to make a filing under the U.K. Financial Services Act as a result of the merger. We made the appropriate filing under the Financial Services Act on May 10, 2001 and are waiting to receive the appropriate consent. We intend to make any other foreign filings that we determine are necessary or appropriate in connection with the merger.

    If we and CBRE Holding do not obtain the regulatory consents and approvals described above, it could have a material adverse impact on our ability to complete the merger.

Material Federal Income Tax Consequences to Stockholders

    The following is a summary of the material U.S. federal income tax consequences of the merger to holders of CB Richard Ellis Services common stock, including holders exercising appraisal rights. This summary is based on laws, regulations, rulings and decisions now in effect, all of which are subject to change, possibly with retroactive effect. This summary does not address all of the U.S. federal income tax consequences that may be applicable to a particular holder of our common stock or to holders who are subject to special treatment under U.S. federal income tax law, including, for example, banks, insurance companies, tax-exempt investors, S corporations, traders in securities that elect to use a mark-to-market method of accounting for their securities holdings, holders subject to alternative minimum tax, dealers in securities, non-U.S. persons, holders who hold their common stock as part of a hedge, straddle or conversion transaction, and holders who acquired common stock through the exercise of employee stock options or other compensation arrangements. In particular, this summary does not deal with the tax consequences to holders of options or warrants to acquire our common stock, or with the tax consequences to our employees who have restricted stock awards or stock fund units under our compensation plans. In addition, this summary does not address the tax consequences of the merger under applicable state, local or foreign laws. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES TO YOU OF THE MERGER, INCLUDING THE APPLICATION OF ANY STATE, LOCAL OR FOREIGN TAX LAWS.

  Holders of CB Richard Ellis Services Common Stock Who Will Not Own Shares of CBRE Holding Common Stock Following the Merger and Related Transactions

The following discussion applies to holders of CB Richard Ellis Services common stock who will not own, actually or constructively, any shares of CBRE Holding stock following the merger and the related transactions. The receipt of cash by you in the merger or upon exercise of your dissenters' appraisal rights will be a taxable transaction for U.S. federal income tax purposes. If you will not own, actually or constructively, any shares of CBRE Holding stock after the merger, you will recognize gain or loss in an amount equal to the difference between the merger consideration received and your adjusted tax basis in the CB Richard Ellis Services common stock. That gain or loss generally will be capital gain or loss if the common stock is held as a capital asset at the effective time of the merger. Any capital gain or loss generally will be long-term capital gain or loss if the common stock has been held by you for more than one year. If the common stock has been held by you for less than one year, any gain or loss will generally be taxed as a short-term capital gain or loss. The deductibility of capital losses is subject to limitation.

  Holders Of CB Richard Ellis Services Common Stock Who Will Acquire Shares of CBRE Holding Common Stock in Connection With the Offerings by CBRE Holding

The following discussion applies to holders of CB Richard Ellis Services common stock, other than the continuing stockholders, who will acquire shares of CBRE Holding Class A common stock in connection with the offerings expected to be made by CBRE Holding. The merger of BLUM CB Corp into CB Richard Ellis Services will be treated for U.S. federal income tax purposes as a redemption of shares of CB Richard Ellis Services common stock to the extent of the consideration treated as received from CB Richard Ellis Services in the merger and as an acquisition of shares of CB Richard Ellis Services common stock by CBRE Holding to the extent of the consideration treated as received from CBRE Holding in the merger. The tax consequences to you of the merger may differ depending on the source of the consideration. We are not able to currently identify the portion of the consideration in the merger that will be received from CB Richard Ellis Services, on the one hand, and from CBRE Holding, on the other hand, but we expect that most of the consideration in the merger will be treated as received from CBRE Holding.

    Assignment of Merger Proceeds.  To the extent you irrevocably assign to CBRE Holding your right to receive cash proceeds in the merger attributable to your shares (but not your options to acquire shares) of CB Richard Ellis Services common stock in payment for shares of CBRE Holding Class A common stock that you acquire following the merger, you should be treated as having exchanged those shares of CB Richard Ellis Services common stock for CBRE Holding Class A common stock as part of a transaction to which section 351 of the Code applies, which will include the contributions by and the issuance of CBRE Holding Class B common stock to the continuing stockholders. If section 351 is applicable:

  •
  you should not recognize gain or loss on the exchange of those shares of CB Richard Ellis Services common stock for CBRE Holding Class A common stock; and

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  your tax basis in CBRE Holding Class A common stock received should be equal to your tax basis in those shares of CB Richard Ellis Services common stock you exchanged.

    The IRS might take the position that, notwithstanding your irrevocable assignment of your right to receive cash proceeds in the merger, you should be treated as having received the cash proceeds and, then, having reinvested them in CBRE Holding Class A common stock. In that case, you would be taxed on the cash proceeds that you would be treated as having received in the manner described in "—Cash Consideration Treated as Received from CB Richard Ellis Services" and "—Cash Consideration Treated as Received from CBRE Holding," even though you reinvested those proceeds in CBRE Holding Class A common stock.

    You may be required by regulations under section 351 of the Code to retain records related to your CB Richard Ellis common stock and file with your U.S. federal income tax return a statement setting forth facts relating to the transactions.

    Cash Consideration Treated as Received from CB Richard Ellis Services.  To the extent that cash paid in the merger is treated as received in redemption of your shares of CB Richard Ellis Services common stock, you will recognize gain or loss equal to the difference between the cash received and the tax basis in the shares treated as redeemed only if you satisfy the requirements of section 302 of the Code. If you fail to satisfy the requirements of section 302, the cash treated as received in redemption of your shares of CB Richard Ellis Services common stock, without regard to gain or loss, would be treated as a dividend taxable as ordinary income to the extent of the current and accumulated earnings and profits of CB Richard Ellis Services.

    A redemption of stock will satisfy the requirements of section 302 if:

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  the redemption is "not essentially equivalent to a dividend", meaning that the redemption results in a meaningful reduction in your proportionate stock interest in CB Richard Ellis Services after the merger as compared with your interest immediately before the merger, taking into account both actual and constructive ownership of stock;

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  the redemption is "substantially disproportionate" with respect to you, meaning that, following the merger, you own, actually and constructively, less than 80% of the amount of CB Richard Ellis Services stock that you owned, actually and constructively, immediately before the merger; or

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  the redemption results in a "complete termination" of your interest in CB Richard Ellis Services, meaning that all of the stock actually and constructively owned by you has been redeemed.

    Following the merger, CB Richard Ellis Services will become a wholly-owned subsidiary of CBRE Holding and, therefore, you will no longer own any stock in CB Richard Ellis Services. Even if you acquire CBRE Holding stock following the merger, you should not constructively own any of the stock of CB Richard Ellis Services that CBRE Holding will own because, under the relevant constructive ownership rule, you will own less than 50% of the value of CBRE Holding stock. Therefore, you should be able to satisfy the "complete termination" test with respect to your shares that are treated as redeemed by CB Richard Ellis Services in the merger. As a result, any gain or loss that you recognize on the redemption of those shares should be capital gain or loss if you hold your CB Richard Ellis Services shares as a capital asset and should be long-term capital gain or loss if you have held those shares for more than one year at the effective date of the merger.

    Nonetheless, the IRS might take the position that all of the cash consideration that you receive in the merger should be treated as received from CBRE Holding for purposes of determining the tax consequences of the merger to you. In that case, as discussed below, under the applicable constructive ownership rules, you would be treated as owning a percentage of the stock of CB Richard Ellis Services that CBRE Holding will own following the merger even though you will own less than 50% of the value of CBRE Holding stock. As a result, you would not be able to satisfy the "complete termination" test with respect to your ownership of CB Richard Ellis Services and would have to satisfy one of the other section 302 tests, after applying the constructive ownership rules of section 318 of the Code, as modified by section 304, to obtain gain or loss treatment and avoid dividend treatment on the cash you receive in the merger. THE APPLICATION OF SECTION 302 OF THE CODE AND THE CONSTRUCTIVE OWNERSHIP RULES OF SECTION 318 OF THE CODE ARE COMPLEX AND YOU SHOULD CONSULT YOUR OWN TAX ADVISOR AS TO THEIR APPLICABILITY TO YOUR PARTICULAR CIRCUMSTANCES.

    Cash Consideration Treated as Received from CBRE Holding.  Shareholders who, in the aggregate, own more than 50% of the stock of CB Richard Ellis Services will, following the merger, own, in the aggregate, more than 50% of our stock. Therefore, section 304 of the Code will apply to the extent that cash paid in the merger is treated as received from CBRE Holding by you. As a result, you will recognize gain or loss equal to the difference between the cash received and the tax basis in your shares of common stock of CB Richard Ellis treated as acquired by CBRE Holding only if you satisfy the requirements of section 302 of the Code, described above, with respect to your ownership of CB Richard Ellis Services. If you fail to satisfy the requirements of section 302, the cash treated as received from CBRE Holding for your shares of CB Richard Ellis Services common stock, without regard to gain or loss, would be treated as a dividend taxable as ordinary income to the extent of the current and accumulated earnings and profits of CB Richard Ellis Services and CBRE Holding.

    However, unlike the rules applicable to cash treated as received in redemption of shares of CB Richard Ellis Services common stock, described above, in determining whether you satisfy the requirements of section 302 for purposes of section 304, you will be treated as owning a percentage of the stock of CB Richard Ellis Services that CBRE Holding will own following the merger based upon your actual and constructive ownership of CBRE Holding stock even though you will own less than 50% of CBRE Holding stock. Therefore, you will not be able to satisfy the "complete termination" test, described above. To obtain gain or loss treatment and avoid dividend treatment, you must satisfy one of the other section 302 tests.

    To determine whether either of the other section 302 tests is satisfied, you must take into account not only the stock that you actually own, but also any stock you are deemed to own under the constructive ownership rules of section 318 of the Code. Under section 318, as modified by section 304, you are deemed to own:

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  stock owned, directly or indirectly, by or for your spouse, children, grandchildren and parents;

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  stock owned, directly or indirectly, by corporations, partnerships, estates or certain trusts (not including a trust under section 401(a), such as the trust under the CB Richard Ellis Services 401(k) plan), in proportion to your interest in each entity;

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  a percentage of shares of CB Richard Ellis Services stock owned by CBRE Holding equal to the percentage by value of CBRE Holding stock that you own; and

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  stock that you may acquire by exercise of currently vested options.

    THE APPLICATION OF SECTION 304 OF THE CODE AND THE CONSTRUCTIVE OWNERSHIP RULES OF SECTION 318 OF THE CODE ARE COMPLEX AND YOU SHOULD CONSULT YOUR OWN TAX ADVISOR AS TO THEIR APPLICABILITY TO YOUR PARTICULAR CIRCUMSTANCES.

    If you satisfy the section 302 requirements with respect to your shares of CB Richard Ellis Services common stock acquired by CBRE Holding, any gain or loss that you recognize on those shares should be capital gain or loss if you hold your CB Richard Ellis Services shares as a capital asset and should be long-term capital gain or loss if you have held those shares for more than one year at the effective date of the merger.

    Non-U.S. Holders.  As used in this proxy statement, a "non-U.S. holder" is an individual who is not a citizen or resident of the United States. If you are a non-U.S. holder and cash consideration received in the merger is treated as a dividend to you, the consideration would be subject to U.S. federal income tax at a 30% rate or a lower rate as may be specified by an applicable income tax treaty. To determine whether any cash consideration will be treated as a dividend, please see the discussion above in "—Cash Consideration Treated as Received from CB Richard Ellis Services" and "—Cash Consideration Treated as Received from CBRE Holding."

  Tax Consequences of the Merger to the Continuing Stockholders and to CB Richard Ellis Services, CBRE Holding and BLUM CB Corp.

The transfers by the continuing stockholders of shares of CB Richard Ellis Services common stock to CBRE Holding for CBRE Holding Class B common stock will be an exchange described in section 351 of the Code. As a result, continuing stockholders will not recognize gain or loss as a result of the merger. No income, gain or loss will be recognized by any of CB Richard Ellis Services, CBRE Holding or BLUM CB Corp as a result of the merger.

  Information Reporting and Backup Withholding

In general, payments received in connection with the merger will be subject to information reporting requirements and backup withholding tax at the rate of 31% if you are a non-corporate holder who:

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  fails to provide an accurate taxpayer identification number;

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  is notified by the Internal Revenue Service regarding a failure to report all interest or dividends required to be shown on its federal income tax returns; or

  •
  in certain circumstances, fails to comply with applicable certification requirements.

    If you are a non-U.S. holder you may be required to establish your exemption from information reporting and backup withholding by certifying your status on an appropriate Internal Revenue Service Form W-8.

    Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against your U.S. federal income tax liability provided the required information is furnished to the IRS.

Dissenters' Rights of Appraisal

     Under Section 262 of the Delaware General Corporation Law, which we refer to as the DGCL, any holder of CB Richard Ellis Services common stock who does not wish to accept $16.00 per share in cash for his or her shares may dissent from the merger and elect to have the fair value of his or her shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, judicially determined and paid to such holder in cash, together with a fair rate of interest, if any, provided that the holder complies with the provisions of Section 262.

    The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL, and is qualified in its entirety by the full text of Section 262, which is provided in its entirety as Appendix E to this proxy statement. All references in Section 262 and in this summary to a

"stockholder" are to the record holder of the shares of CB Richard Ellis Services common stock as to which appraisal rights are asserted. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES OF CB RICHARD ELLIS SERVICES COMMON STOCK HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BROKER OR NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY THE STEPS SUMMARIZED BELOW AND IN A TIMELY MANNER TO PERFECT APPRAISAL RIGHTS.

    Under Section 262, where a proposed merger is to be submitted for approval and adoption at a meeting of stockholders, as in the case of the special meeting, the corporation, not less than 20 days before the meeting, must notify each of its stockholders entitled to appraisal rights that appraisal rights are available and include in that notice a copy of Section 262. This proxy statement constitutes that notice to the holders of our common stock and the applicable statutory provisions of the DGCL are attached to this proxy statement as Appendix E. Any stockholder who wishes to exercise appraisal rights or who wishes to preserve the right to do so should review carefully the following discussion and Appendix E to this proxy statement. FAILURE TO COMPLY WITH THE PROCEDURES SPECIFIED IN SECTION 262 TIMELY AND PROPERLY WILL RESULT IN THE LOSS OF APPRAISAL RIGHTS. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of the common stock, we believe that stockholders who consider exercising such appraisal rights should seek the advice of counsel.

    Any holder of our common stock wishing to exercise the right to demand appraisal under Section 262 of the DGCL must satisfy each of the following conditions:

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  as more fully described below, the holder must deliver to us a written demand for appraisal of the holder's shares before the vote on the merger agreement at the special meeting, which demand will be sufficient if it reasonably informs us of the identity of the holder and that the holder intends to demand an appraisal of the holder's shares;

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  the holder must not vote the holder's shares of our common stock in favor of the merger agreement; a proxy which does not contain voting instructions will, unless revoked, be voted in favor of the merger agreement, therefore, a stockholder who votes by proxy and who wishes to exercise appraisal rights must vote against the merger agreement or abstain from voting on the merger agreement; and

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  the holder must continuously hold the shares from the date of making the demand through the effective time of the merger; a stockholder who is the record holder of shares of our common stock on the date the written demand for appraisal is made but who thereafter transfers those shares before the effective time of the merger will lose any right to appraisal in respect of those shares.

Neither voting, in person or by proxy, against, abstaining from voting on or failing to vote on the proposal to adopt the merger agreement will constitute a written demand for appraisal within the meaning of Section 262. The written demand for appraisal must be in addition to and separate from any such proxy or vote.

    Only a holder of record of shares of our common stock issued and outstanding immediately before the effective time of the merger is entitled to assert appraisal rights for the shares of common stock registered in that holder's name. A demand for appraisal should be executed by or on behalf of the stockholder of record, fully and correctly, as the stockholder's name appears on the stock certificates, should specify the stockholder's name and mailing address, the number of shares of our common stock owned and that the stockholder intends to demand appraisal of the stockholder's shares of common stock. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity. If the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all owners. An authorized agent, including one or more joint owners, may execute a demand for appraisal on behalf of a stockholder; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is acting as agent for such owner or owners. A record holder such as a broker who holds shares as nominee for several beneficial owners may exercise appraisal rights with respect to the shares held for one or more beneficial owners while not exercising appraisal rights with respect to the shares held for one or more beneficial owners; in such case, the written demand should set forth the number of shares as to which appraisal is sought, and where no number of shares is expressly mentioned the demand will be presumed to cover all shares held in the name of the record owner. STOCKHOLDERS WHO HOLD THEIR SHARES IN BROKERAGE ACCOUNTS OR OTHER NOMINEE FORMS AND WHO WISH TO EXERCISE APPRAISAL RIGHTS ARE URGED TO CONSULT WITH THEIR BROKERS TO DETERMINE APPROPRIATE PROCEDURES FOR THE MAKING OF A DEMAND FOR APPRAISAL BY THE NOMINEE.

    A stockholder who elects to exercise appraisal rights under Section 262 should mail or deliver a written demand to: CB Richard Ellis Services, Inc., 200 North Sepulveda Boulevard, Suite 300, El Segundo, California 90245, Attention: Walter Stafford, Secretary.

    Within ten days after the effective time of the merger, we must send a notice as to the effectiveness of the merger to each former stockholder of CB Richard Ellis Services who has made a written demand for appraisal in accordance with Section 262 and who has not voted to adopt the merger agreement. Within 120 days after the effective time of the merger, but not thereafter, either CB Richard Ellis Services or any dissenting stockholder who has complied with the requirements of Section 262 may file a petition in the Delaware Court of Chancery demanding a determination of the value of the shares of CB Richard Ellis Services common stock held by all stockholders who have perfected their dissenters' rights. We are under no obligation to and have no present intent to file a petition for appraisal, and stockholders seeking to exercise appraisal rights should not assume that we will file such a petition or that we will initiate any negotiations with respect to the fair value of the shares. Accordingly, stockholders who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262. Inasmuch as we have no obligation to file such a petition, the failure of a stockholder to do so within the period specified could nullify the stockholder's previous written demand for appraisal.

    Within 120 days after the effective time of the merger, any stockholder who has complied with the provisions of Section 262 to that point in time will be entitled to receive from CB Richard Ellis Services, upon written request, a statement setting forth the aggregate number of shares not voted in favor of the merger agreement and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. We must mail that statement to the stockholder within 10 days of receipt of the request or within 10 days after expiration of the period for delivery of demands for appraisals under Section 262, whichever is later.

    A stockholder timely filing a petition for appraisal with the Delaware Court of Chancery must deliver a copy to us. We will then be obligated within 20 days to provide the Delaware Court of Chancery with a duly verified list containing the names and addresses of all stockholders who have demanded appraisal of their shares. After notice to those stockholders, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine which stockholders are entitled to appraisal rights. The Delaware Court of Chancery may require stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any stockholder fails to comply with the requirement, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder.

    After determining the stockholders entitled to an appraisal, the Delaware Court of Chancery will appraise the "fair value" of their shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. The costs of the action may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable. Upon application of a dissenting stockholder, the Delaware Court of Chancery may also order that all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts, be charged pro rata against the value of all of the shares entitled to appraisal. STOCKHOLDERS CONSIDERING SEEKING APPRAISAL SHOULD BE AWARE THAT THE FAIR VALUE OF THEIR SHARES AS DETERMINED UNDER SECTION 262 COULD BE MORE THAN, THE SAME AS OR LESS THAN THE $16.00 PER SHARE THEY WOULD RECEIVE UNDER THE MERGER AGREEMENT IF THEY DID NOT SEEK APPRAISAL OF THEIR SHARES. STOCKHOLDERS SHOULD ALSO BE AWARE THAT INVESTMENT BANKING OPINIONS ARE NOT OPINIONS AS TO FAIR VALUE UNDER SECTION 262.

    In determining fair value and, if applicable, a fair rate of interest, the Delaware Court of Chancery is to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that "proof of value by any techniques or methods that are generally considered acceptable in the financial community and otherwise admissible in court" should be considered, and that "fair price obviously requires consideration of all relevant factors involving the value of a company." The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. In Weinberger, the Delaware Supreme Court stated that "elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered." Section 262 provides that fair value is to be "exclusive of any element of value arising from the accomplishment or expectation of the merger."

    Any stockholder who has duly demanded an appraisal in compliance with Section 262 will not, after the effective time of the merger, be entitled to vote the shares subject to that demand for any purpose or be entitled to the payment of dividends or other distributions on those shares, except dividends or other distributions payable to holders of record of shares as of a record date before the effective time of the merger.

    Any stockholder may withdraw its demand for appraisal and accept $16.00 per share by delivering to us a written withdrawal of the stockholder's demand for appraisal, except that (1) any such attempt to withdraw made more than 60 days after the effective time of the merger will require written approval and (2) no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just. If we do not approve a stockholder's request to withdraw a demand for appraisal when that approval is required or if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the stockholder would be entitled to receive only the appraised value determined in any such appraisal proceeding, which value could be more than, the same as or less than $16.00 per share they would receive under the merger agreement.

    FAILURE TO COMPLY STRICTLY WITH ALL OF THE PROCEDURES SET FORTH IN SECTION 262 OF THE DGCL MAY RESULT IN THE LOSS OF A STOCKHOLDER'S STATUTORY APPRAISAL RIGHTS. CONSEQUENTLY, ANY STOCKHOLDER WISHING TO EXERCISE APPRAISAL RIGHTS IS URGED TO CONSULT LEGAL COUNSEL BEFORE ATTEMPTING TO EXERCISE APPRAISAL RIGHTS.

Fees and Expenses

     The estimated fees and expenses to be incurred in connection with the closing of the merger and the other transactions contemplated by the merger agreement are as follows:

Financing Fees and Expenses	$33,300,000
Advisory Fees and Expenses	9,100,000
Legal, Accounting and Consulting Fees and Expenses	7,500,000
Depositary and Paying Agent Fees and Expenses	50,000
SEC Filing Fee	63,881
Printing and Mailing Costs	1,000,000
Other Regulatory Filing Fees	273,000
Miscellaneous Expenses	313,119

Total	$51,600,000

    CB Richard Ellis Services, as the surviving corporation, will be responsible for all of the fees and expenses described above if the merger occurs. If the merger is not consummated, we would pay our own fees and expenses, which we estimate to be approximately $5,500,000. In addition, we would be obligated under specified circumstances to reimburse RCBA Strategic Partners for its expenses or to pay a termination fee. See "THE MERGER AGREEMENT—Termination Fee."

Provisions for Unaffiliated Stockholders

     No provisions have been made in connection with the merger to grant unaffiliated stockholders access to the corporate files of us, the acquisition companies or any continuing stockholder, or to obtain counsel or appraisal services at our expense or at the expense of the acquisition companies, the continuing stockholders or any affiliated director.

THE SPECIAL MEETING

General

    The special meeting of stockholders of CB Richard Ellis Services will be held on July 18, 2001, 8:30 a.m., local time, at The Sheraton Gateway Hotel located at 6101 West Century Boulevard, Los Angeles, California. The accompanying proxy is being solicited by our board of directors and is to be voted at the special meeting or any adjournment or postponement thereof. The board of directors has fixed June 13, 2001 as the record date for determination of stockholders entitled to receive notice of and to vote at the special meeting and any adjournment or postponement thereof. On the record date, there were      shares of CB Richard Ellis Services common stock, $.01 par value per share, outstanding, including 8,052,087 shares held by the continuing stockholders and their affiliates. On June 13, 2001 there were approximately    record holders of CB Richard Ellis Services common stock. No other voting securities of CB Richard Ellis Services are outstanding. This proxy statement will first be mailed to stockholders on or about June 15, 2001. The costs of solicitation of proxies will be paid by CB Richard Ellis Services.

Purpose

    At the special meeting, you are being asked to consider and vote upon the adoption of the merger agreement. In the merger, each issued share of CB Richard Ellis Services common stock outstanding immediately prior to the effective time of the merger, other than shares held by the continuing stockholders, will be converted automatically into the right to receive $16.00 in cash, without interest or any other payment, except that shares held by stockholders who have perfected their dissenters' rights will be subject to appraisal in accordance with Delaware law.

    We do not expect to ask you to vote on any other matters at the special meeting. However, if any other matters are properly presented at the special meeting for consideration, the holder of the proxies will have discretion to vote on these matters in accordance with their best judgment. The form of proxy included with this proxy statement allows you to choose to confer discretionary authority on the holder to vote for postponement or adjournment of the meeting for the solicitation of additional proxies.

Votes Required

    The adoption of the merger agreement will require the affirmative vote of the following:

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  the holders of at least two-thirds of our outstanding shares of common stock which are not owned by the continuing stockholders and their affiliates; and

  •
  holders of a majority of our outstanding shares of common stock.

    All CB Richard Ellis Services directors and executive officers have indicated that they intend to vote all of their CB Richard Ellis Services common stock FOR the adoption of the merger agreement. With respect to our directors and executive officers who are continuing stockholders or affiliates of any continuing stockholder, their votes will be counted for purposes of the second vote described above but not for purposes of the first vote described above. On the record date for the special meeting, the directors and executive officers of CB Richard Ellis Services and their affiliates owned an aggregate of 8,580,817 shares of CB Richard Ellis Services common stock, representing approximately 42.3% of the total number of shares entitled to vote at the special meeting. Out of this total of 8,580,817 shares, 528,730 shares are held by our directors and executive officers who are not continuing stockholders or affiliated with continuing stockholders.

    The continuing stockholders have entered into a contribution and voting agreement with CBRE Holding and BLUM CB Corp., agreeing to vote all of the shares of our common stock that they own or control in favor of the adoption of the merger agreement except under specified circumstances. On the record date for the special meeting, the continuing stockholders owned or controlled a total of 8,052,087 shares of our common stock, representing approximately 39.7% of the total number of shares entitled to vote at the special meeting. With respect to the continuing stockholders and their affiliates, their votes will be counted for purposes of the second vote indicated above but not for purposes of the first vote.

    Each outstanding share of our common stock is entitled to one vote. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote at the special meeting is necessary to constitute a quorum for the transaction of business at the special meeting. Abstentions are counted for purposes of determining whether a quorum exists at the special meeting. Proxies that reflect abstentions and proxies that are not returned will have the same effect as a vote AGAINST adoption of the merger agreement.

    Brokers who hold shares in "street name" for customers have the authority to vote on "routine" proposals when they have not received instructions from beneficial owners. However, absent specific instructions from the beneficial owner of the shares, brokers are not allowed to exercise their voting discretion with respect to the approval and adoption of non-routine matters such as the merger agreement proposal. Abstentions and properly executed broker non-votes will be treated as shares that are present and entitled to vote at the special meeting for purposes of determining whether a quorum exists, but will have the same effect as votes AGAINST the adoption of the merger agreement.

Solicitation

    Proxies are being solicited by and on behalf of our board of directors. We will pay the costs of soliciting proxies from our stockholders as well as all mailing and Securities and Exchange Commission filing fees incurred in connection with this proxy statement.

    CB Richard Ellis Services has engaged the services of Innisfree M&A Incorporated to solicit proxies and assist in the distribution of proxy materials. In connection with its retention by CB Richard Ellis Services, Innisfree has agreed to provide consulting and analytic services and provide solicitation services with respect to banks, brokers, institutional investors and individual stockholders. We have agreed to pay Innisfree a fee of $35,000 plus reasonable out-of-pocket expenses and to indemnify Innisfree against certain liabilities and expenses, including liabilities under the federal securities laws.

    In addition to the solicitation of proxies by mail, some of our directors, officers and employees may solicit proxies by telephone, facsimile and personal contact, without separate compensation for those activities. Copies of solicitation materials will be furnished to fiduciaries, custodians and brokerage houses for forwarding to beneficial owners of CB Richard Ellis Services common stock, and these persons will be reimbursed for their reasonable out-of-pocket expenses. We do not intend to use the Internet to solicit proxies, but in the event the Internet is used by us, the acquisition companies, the continuing stockholders or the affiliated directors for this purpose, we will file with the Securities and Exchange Commission as additional soliciting material any written material used for that purpose.

Revocation and Use of Proxies

    The grant of a proxy on the enclosed form does not preclude you from attending the special meeting and voting in person. You may revoke your proxy at any time before it is voted at the special meeting. If you are a record holder of shares of our common stock, you may revoke your proxy by:

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  delivering to the Secretary of CB Richard Ellis Services, before the vote is taken at the special meeting, a written notice of revocation bearing a later date than the proxy;

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  duly executing a later dated proxy relating to the same shares of our common stock and delivering it to the Secretary of CB Richard Ellis Services before the vote is taken at the special meeting; or

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  attending the special meeting and voting in person.

    Attendance at the special meeting will not in and of itself constitute a revocation of a proxy. Any written notice of revocation or subsequent proxy should be sent to the Secretary of CB Richard Ellis Services at 200 North Sepulveda Boulevard, Suite 300, El Segundo, California 90245, or hand delivered to the Secretary of CB Richard Ellis Services before the vote is taken at the special meeting. All valid proxies will be voted at the meeting in accordance with the instructions given. If no instructions are given, the shares represented by the proxy will be voted at the special meeting FOR adoption of the merger agreement. If you hold your shares in "street name" and have instructed a broker to vote your shares, you must follow the directions received from your broker as to how to change your vote.

Appraisal Rights

    Stockholders who do not vote in favor of adoption of the merger agreement and who otherwise comply with the applicable statutory procedures of the Delaware General Corporation Law summarized elsewhere in this proxy statement, will be entitled to seek appraisal of the value of their CB Richard Ellis Services common stock under Section 262 of the Delaware General Corporation Law. See "SPECIAL FACTORS—Dissenters' Rights of Appraisal."

Stock Certificates

    Please do not send in your stock certificates at this time. In the event the merger is completed, we will send you instructions regarding the procedures for exchanging your existing stock certificates for the $16.00 per share cash payment.

THE MERGER AGREEMENT

    The following description of the merger agreement sets forth the material terms of the merger agreement. The merger agreement may be found in Appendix A to this proxy statement and is incorporated into this proxy statement by reference. You are urged to read the entire merger agreement because it is the legal document that governs the merger.

The Merger

    The merger agreement provides that, subject to conditions summarized below, BLUM CB Corp., a Delaware corporation wholly-owned by CBRE Holding, Inc., a Delaware corporation, will merge into CB Richard Ellis Services. Following the completion of the merger, BLUM CB Corp. will cease to exist as a separate entity, and CB Richard Ellis Services will continue as the surviving corporation and as a wholly-owned subsidiary of CBRE Holding.

Effective Time of the Merger

    The merger will become effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware in accordance with the DGCL or at such later time as is specified in the certificate of merger. We refer to this time as the "effective time." The filing is expected to occur as soon as practicable after the adoption of the merger agreement by our stockholders at the special meeting and satisfaction or waiver of the other conditions to the merger contained in the merger agreement. We cannot assure you that all conditions to the merger contained in the merger agreement will be satisfied or waived. See "—Conditions to the Merger."

Structure; Merger Consideration

    At the effective time of the merger, each share of our common stock issued and outstanding immediately before the effective time of the merger will be canceled and automatically converted into the right to receive $16.00 in cash, without interest or any other payment, with the following exceptions:

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  treasury shares, shares of our common stock owned by CBRE Holding or BLUM CB Corp., which will include the shares contributed to CBRE Holding by the continuing stockholders immediately prior to the merger, and shares of our common stock owned by any of our subsidiaries will be canceled without any payment therefor; and

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  shares held by stockholders who have perfected their dissenters' rights will be subject to appraisal in accordance with Delaware law.

    At the effective time of the merger, each share of BLUM CB Corp. common stock issued and outstanding immediately before the effective time will be converted into the right to receive one share of common stock of the surviving corporation, and each share of BLUM CB Corp. preferred stock issued and outstanding immediately before the effective time will be converted into the right to receive one share of preferred stock of the surviving corporation.

    Pursuant to the contribution and voting agreement, each of the shares of our common stock held by the continuing stockholders will be contributed by the continuing stockholders to CBRE Holding in consideration for the issuance by CBRE Holding to the continuing stockholders of an identical number of shares of the common stock of CBRE Holding. Each of the shares of the continuing stockholders contributed to CBRE Holding will be cancelled in connection with the merger without any payment. See "OTHER AGREEMENTS—Contribution and Voting Agreement."

Treatment of Options; Deferred Compensation Plan and Capital Accumulation Plan

  Stock Options

    At the effective time of the merger, each holder of an option to purchase shares of CB Richard Ellis Services common stock outstanding under any of our stock option or compensation plans or arrangements, whether or not vested, will have the right to have the option canceled and in exchange the surviving corporation will pay to each holder of a canceled option, as soon as practicable following the effective time, an amount per share that is subject to the option, equal to the greater of (A) the amount by which $16.00 exceeds the exercise price of the option, if any, and (B) $1.00, reduced in each case by applicable tax withholding.

    Each holder of an option that does not elect to receive the consideration described in the previous sentence will continue to hold his or her options to acquire our common stock after the merger. However, after the merger, we will be a wholly-owned subsidiary of CBRE Holding and our common stock will be delisted from the New York Stock Exchange and deregistered under the Securities Exchange Act of 1934. Accordingly, if any holder exercised his or her options after the merger, the holder would receive common stock of a subsidiary of CBRE Holding, which common stock would be difficult, if not impossible, to sell.

    Before the effective time, we and the acquisition companies will take all commercially reasonable actions to (1) obtain all necessary consents from the holders of options and (2) take such other actions, including amending the terms of any CB Richard Ellis Services stock option or compensation plans or arrangements, necessary to give effect to the cancellation and exchange described in the foregoing paragraph.

    As of the date of this proxy statement, there were options outstanding to purchase an aggregate of 839,616 shares of our common stock at exercise prices below $16.00 per share, and options outstanding to purchase an aggregate of 2,422,475 shares of our common stock at exercise prices above $16.00 per share.

  Deferred Compensation Plan

    At the effective time of the merger, our Deferred Compensation Plan, or "DCP," will be amended to provide that each CBRE Stock Fund Unit, as defined in the DCP, will thereafter represent the right to receive one share of Class A common stock of CBRE Holding. Each participant in the DCP who has CBRE Stock Fund Units that are not vested prior to the effective time and are credited to his or her account before the effective time, including stock fund units that may vest as a result of the merger, will continue to hold the unvested CBRE Stock Fund Units in his or her account under the DCP, except that each CBRE Stock Fund Unit will thereafter represent the right to receive one share of CBRE Holding Class A common stock rather than one share of CB Richard Ellis Services common stock.

    Each participant in the DCP who is one of our employees or one of our independent contractors in the states of California, New York, Illinois or Washington and has CBRE Stock Fund Units that are vested and credited to his or her account prior to the effective time will be required, prior to the effective time to make one of the following elections regarding the vested CBRE Stock Fund Units: (A) convert the vested CBRE Stock Fund Units at the effective time, based upon a value of $16.00 per CBRE Stock Fund Unit, into the interest index fund alternative or any of the insurance mutual fund alternatives that are available under the DCP, or (B) continue to hold the vested CBRE Stock Fund Units in his or her account under the DCP. This election will be made available by CBRE Holding to eligible participants in the DCP only pursuant to a prospectus complying with applicable securities laws, and that prospectus will be provided to those persons prior to the merger. This proxy statement is not an offer to sell, or a solicitation of an offer to buy, any of our securities or the securities of CBRE Holding.

    Each participant in the DCP who is not one of our employees or one of our independent contractors in the states of California, New York, Illinois or Washington and has CBRE Stock Fund Units that are vested and credited to his or her account as of the effective time must, prior to the effective time, choose to have the vested CBRE Stock Fund Units converted at the effective time, based upon a value of $16.00 per CBRE Stock Fund Unit, into the interest index fund alternative or any of the insurance mutual fund alternatives that are available under the DCP.

    Before the effective time, we and the acquisition companies will take all commercially reasonable actions, including amending the terms of the DCP, necessary to give effect to these provisions concerning the DCP.

  Capital Accumulation Plan

    At the effective time of the merger, each participant in our Capital Accumulation Plan, our 401(k) plan, with an account balance invested in the Company Stock Fund under the Capital Accumulation Plan, will receive, in exchange for the participant's shares of our common stock in the Company Stock Fund, an amount equal to (1) the number of those shares multiplied by (2) $16.00. As of the effective time, provided that the registration statement that has been filed by CBRE Holding has been declared effective by the Securities and Exchange Commission, each Capital Accumulation Plan participant who is one of our U.S. employees may invest, pursuant to the terms of the Capital Accumulation Plan, in shares of the Class A common stock of CBRE Holding to be held in the Capital Accumulation Plan, based on a per share price equal to $16.00. The merger agreement limits the aggregate number of CBRE Holding shares that all Capital Accumulation Plan participants together may acquire in this way to 50% of the total number of shares of our common stock held in the Capital Accumulation Plan as of April 1, 2001. In the event that the participants request to purchase an aggregate number of CBRE Holding shares in excess of this limit, the amount subscribed to by each participant will be reduced pro rata based on the number of shares each participant initially requested to purchase. The merger agreement additionally limits the amount of CBRE Holding shares each current employee participant may elect to purchase to 50% of the total value of the participant's Capital Accumulation Plan account as of the effective time, with all other investments in his or her account being valued as of the month end immediately preceding the effectiveness of the registration statement filed by CBRE Holding. Before the effective time, CB Richard Ellis Services and CBRE Holding will take all commercially reasonable actions, including amending the terms of the Capital Accumulation Plan, necessary to give effect to the provisions described in this paragraph.

    The opportunity to acquire shares of CBRE Holding common stock described in the previous paragraph will be made available by CBRE Holding to eligible participants in the Capital Accumulation Plan only pursuant to a prospectus complying with applicable securities laws, and that prospectus will be provided to the participants by CBRE Holding prior to the merger. This proxy statement is not an offer to sell, or a solicitation of an offer to buy, any of our securities or the securities of CBRE Holding.

Payment for Shares

    BLUM CB Corp. will make available to the exchange agent to be designated by BLUM CB Corp., as needed, the merger consideration to be paid to our stockholders for their shares of our common stock, in connection with the merger. Promptly after the effective time, we will instruct the exchange agent to mail to each stockholder a letter of transmittal and instructions to effect the surrender of the share certificates which, immediately before the effective time, represented the record holder's shares, in exchange for payment of $16.00 per share. However, special payment arrangements will be made if you participate in the offering to acquire shares of CBRE Holding Class A common stock. You should not forward share certificates with the enclosed proxy card. You should surrender certificates representing shares of our common stock only after receiving instructions from the exchange agent or CB Richard Ellis Services.

    The holder will be entitled to receive $16.00 per share, after giving effect to any required tax withholdings, only upon surrender of the relevant share certificates in accordance with the instructions contained in the letter of transmittal. The exchange agent will pay the $16.00 per share attributable to any certificates representing shares outstanding before the effective time which have been lost or destroyed, but only after the person claiming the certificate to be lost or stolen provides an affidavit of that fact and, upon our request, posts an appropriate indemnification bond. No interest will accrue or will be paid on the cash payable upon the surrender of any certificate. Neither BLUM CB Corp. nor the exchange agent will make payments to any person who is not the registered holder of the certificate surrendered unless the certificate is properly endorsed and otherwise in proper form for transfer. Further, the person requesting such payment will be required to pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of the certificate surrendered or establish to the satisfaction of CB Richard Ellis Services or the exchange agent that such tax has been paid or is not payable.

Transfer of Shares

    At and after the effective time, our transfer agent will not record on the stock transfer books transfers of any shares of our common stock that were outstanding immediately prior to the effective time of the merger.

Officers, Directors and Governing Documents

    From and after the effective time of the merger, the directors of BLUM CB Corp. will become the directors of the surviving corporation and our current officers will remain the officers of the surviving corporation, in each case until their successors are duly elected or appointed and qualified. From and after the effective time of the merger and until afterwards amended, our certificate of incorporation in effect immediately prior to the effective time will remain the certificate of incorporation of the surviving corporation, except as amended at the effective time to provide for the surviving corporation to have a class of preferred stock in addition to a class of common stock. From and after the effective time of the merger, our bylaws in effect immediately prior to the effective time will remain the bylaws of the surviving corporation, until amended afterwards.

Representations and Warranties

    The merger agreement contains various representations and warranties made by us to BLUM CB Corp., subject to identified exceptions, including representations and warranties relating to:

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  our due incorporation, valid existence, good standing, and necessary corporate powers;

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  the authorization, execution, delivery and enforceability of the merger agreement;

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  the absence of consents, approvals, orders or authorizations of governmental authorities, except those specified in the merger agreement, required to complete the merger;

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  the absence of any conflicts between the merger agreement and our certificate of incorporation or bylaws, and any applicable laws or other material contracts or documents, except as disclosed in the merger agreement;

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  our capitalization;

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  the due incorporation, valid existence, good standing, necessary corporate powers, governmental approvals, capitalization and absence of conflicts of our subsidiaries;

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  the adequacy and accuracy of filings made by us with the Securities and Exchange Commission;

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  the integrity of our financial statements and the absence of material liabilities or obligations, except as disclosed in the merger agreement;

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  the absence of material changes to our business and operations since September 30, 2000, except for those disclosed in the merger agreement;

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  the absence of any action, suit, claim, investigation, arbitration or proceeding actually pending or threatened against us or our subsidiaries, except as disclosed in the merger agreement;

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  the compliance of CB Richard Ellis Services and our subsidiaries with all tax laws and obligations;

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  our benefit plans, programs and agreements and matters relating to the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code of 1986, except as disclosed in the merger agreement;

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  the compliance of CB Richard Ellis Services and our subsidiaries with laws relating to their business or operations and with the permits held by them;

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  title to our assets;

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  intellectual property;

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  the receipt by the special committee of an opinion from a financial advisor that the $16.00 per share to be received by our stockholders in the merger is fair from a financial point of view;

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  status of labor relationships and compliance with labor laws;

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  material contracts of CB Richard Ellis Services and our subsidiaries;

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  required vote of stockholders and approval of the special committee and our board of directors; and

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  information to be provided by us for this proxy statement, for the Schedule 13E-3 filed by us, the acquisition companies and the continuing stockholders, and for the CBRE Holding registration statement.

    The merger agreement contains various representations and warranties made by BLUM CB Corp. and CBRE Holding, jointly and severally, to us, subject to identified exceptions, including representations and warranties relating to:

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  the due incorporation, valid existence, good standing and necessary corporate powers of CBRE Holding and BLUM CB Corp.;

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  the authorization, execution, delivery and enforceability of the merger agreement;

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  the absence of consents, approvals, orders or authorizations of governmental authorities, except those specified in the merger agreement, required to complete the merger;

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  the absence of any conflicts between the merger agreement and each of BLUM CB Corp.'s and CBRE Holding's certificate of incorporation or bylaws, any applicable laws or other contracts or documents;

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  the availability of financing sufficient to complete the merger and related transactions;

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  the accuracy of information supplied for inclusion in this proxy statement, the Schedule 13E-3 and the registration statement; and

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  the absence of knowledge by certain continuing stockholders of any breach of any of the representations and warranties of CB Richard Ellis Services.

    None of the representations and warranties in the merger agreement will survive after the completion of the merger.

Conduct of Business Pending the Merger

    In the merger agreement, we agreed, with certain exceptions, before completion of the merger to conduct business in all material respects in the ordinary course consistent with past practice and to use commercially reasonable efforts to:

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  preserve intact our business organization;

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  maintain in effect all permits required to operate our business;

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  keep available the services of our key officers and employees; and

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  preserve existing relationships with our material customers, lenders, suppliers and others with whom we have material business relationships.

    In addition, we agreed, subject to certain exceptions, not to take, and to prevent our subsidiaries from taking, any of the following actions without the prior consent of BLUM CB Corp.:

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  amending any charters, bylaws or similar organizational documents of CB Richard Ellis Services or our subsidiaries;

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  effecting splits, combinations or reclassifications of our common stock;

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  amending the terms of any rights, warrants or options to acquire our securities;

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  effecting dividends or other distributions on our securities, except for ordinary course dividends by our subsidiaries;

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  effecting redemptions, repurchases or other acquisitions of rights, warrants or options to acquire our securities, except under the existing terms of any employee plan;

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  issuing, delivering or selling any securities, other than issuing shares of our common stock upon the exercise of stock options granted before the date of the merger agreement or in exchange for CBRE Stock Fund Units already allocated under the Deferred Compensation Plan;

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  acquiring any equity of any person, any division or business or substantially all of the assets of any entity for consideration having a fair market value in excess of $5 million in a single transaction or $15 million in the aggregate;

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  selling, leasing, encumbering or otherwise disposing of any assets, except in the ordinary course consistent with past practice and except for equipment or other property no longer used in the operation of our business;

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  incurring any indebtedness for borrowed money, except to fund working capital in the ordinary course consistent with past practice under our existing credit facilities;

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  issuing or selling any debt securities (except intercompany debt securities) or warrants or other rights to acquire any debt securities of CB Richard Ellis Services or our subsidiaries;

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  making any loans or advances, other than to employees and consultants in the ordinary course of business;

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  making any capital contributions to or investments in any entity other than CB Richard Ellis Services or any of our subsidiaries;

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  assuming, guaranteeing or endorsing, or otherwise as an accommodation becoming responsible for, the obligations of any individual or entity, other than the obligations of our subsidiaries or the endorsements of negotiable instruments for collection in the ordinary course of business consistent with past practice;

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  except in the ordinary course consistent with past practice, materially amending, modifying or terminating any material agreement of CB Richard Ellis Services or any of our significant subsidiaries, or waiving any material rights, claims or benefits under any such agreement;

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  increasing the amount of compensation of any of our directors or executive officers except as required by law or any existing agreement;

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  granting any severance or termination pay to any of our directors or senior officers or any of our significant subsidiaries, except as required by law or any existing agreement;

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  adopting any additional material employee benefit plan or, except as required by law or as necessary to comply with the terms of the merger agreement, amending in any material respect any existing employee benefit plan;

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  materially changing our methods of accounting in effect at September 30, 2000, except as required by changes in GAAP or by Regulation S-X under the Securities Exchange Act of 1934;

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  settling any material litigation, arbitration, investigation, proceeding or other claim, or any claim against us arising out of the transactions contemplated by the merger agreement;

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  other than in the ordinary course of business consistent with past practice, making any material tax election, taking any tax position or adopting any method in any tax return that is materially inconsistent with elections made, positions taken or methods used in prior periods;

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  other than in the ordinary course of business consistent with past practice, entering into any settlement or compromise of any material tax liability;

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  other than in the ordinary course of business consistent with past practice, filing any amended CB Richard Ellis Services tax return with respect to any material tax;

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  other than in the ordinary course of business consistent with past practice, changing any annual tax accounting period;

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  other than in the ordinary course of business consistent with past practice, entering into any closing agreement relating to any material tax;

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  other than in the ordinary course of business consistent with past practice, surrendering any right to claim a material tax refund; and

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  adopting any plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of CB Richard Ellis Services or any of our subsidiaries, other than the merger.

No Solicitation

    We have agreed that we will not, that we will cause our subsidiaries not to, and that we will not authorize or knowingly permit our officers, directors, employees, representatives or agents to, directly or indirectly solicit or initiate, participate in any discussions or negotiations with any third parties or furnish information to any third party regarding, or take any other action to knowingly facilitate any inquiries regarding, the making of any proposal with respect to, any merger, consolidation or other business combination with respect to us or with respect to the sale of (1) more than 15% of our equity interests or (2) 15% or more of the fair market value of our assets and the assets of our subsidiaries on a consolidated basis.

    However, if we receive an unsolicited inquiry regarding, or request to discuss, any such "acquisition proposal" that our board of directors or the special committee determines in good faith is or could reasonably be expected to lead to the delivery of a proposal for a merger, consolidation or other business combination with respect to us or the sale of (1) more than 51% of our equity interests or (2) 51% or more of the fair market value of our assets and the assets of our subsidiaries on a consolidated basis, that, for our stockholders, other than the acquisition companies and the continuing stockholders, would be financially superior to and more favorable than the transactions contemplated in the merger agreement, and is reasonably likely of being consummated, we may furnish information to and engage in discussions and negotiations concerning the acquisition proposal with the third party making it. Before we participate in any such discussions or negotiations or supply any such information, we must enter into a confidentiality agreement with the third party on terms no less favorable to us than the terms in our confidentiality agreement with the continuing stockholders.

    We have agreed to promptly notify BLUM CB Corp. of any such proposals or inquiries, including the identities of the parties making the proposals or inquiries and the terms and conditions of the proposals or inquiries, and thereafter to keep BLUM CB Corp. informed about changes in the terms and conditions of the proposal and the status of any negotiations, discussions and documents with respect to the proposal or request.

    In addition, neither the special committee nor our board of directors may withdraw or modify in any manner adverse to BLUM CB Corp. the board's recommendation to stockholders of the merger agreement or the merger, or approve or recommend, or propose to approve or recommend, and we may not enter into any agreement with respect to, any acquisition proposal, unless the special committee or our board of directors determines after consultation with its legal and financial advisors (1) to terminate the merger agreement, (2) to approve or recommend the acquisition proposal after concluding that it constitutes a superior proposal of the type described above and (3) to enter into a binding agreement concerning the acquisition proposal. Further, in order to do any of the foregoing, we must have provided BLUM CB Corp. with at least three business days' written notice of our intention to terminate the merger agreement and of the material terms and conditions of the acquisition proposal, and BLUM CB Corp. must not have made, within three days of receiving the notice, a counteroffer such that the majority of the disinterested members of our board of directors or the special committee determines that the acquisition proposal in question no longer constitutes a superior proposal. On the next business day following any such termination of the merger agreement, we must pay the termination fee described below under "—Termination Fee."

Access to Information

    We have agreed to allow the acquisition companies and their representatives reasonable access to our offices, properties, books and records. We have also agreed to furnish them with any financial and operating data and other information they may reasonably request. We have further agreed to instruct our employees and authorized representatives to cooperate with their reasonable requests.

Regulatory and Other Consents and Approvals

    Subject to the terms and conditions of the merger agreement, we and the acquisition companies have agreed to use commercially reasonable best efforts to obtain promptly from any government authorities and third parties all regulatory and other consents, waivers, approvals, authorizations, permits or orders necessary for the consummation of the merger and the other transactions contemplated by the merger agreement and to take all actions and make all necessary filings and any other required submissions under any applicable federal or state securities laws, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the "HSR Act," any related government request under the HSR Act, any foreign competition laws and any other applicable law.

    In connection with the transactions contemplated by the merger agreement and the contribution and voting agreement, the HSR Act requires us and the "ultimate parent entities" of the acquisition companies, which are RCBA Strategic Partners, L.P. and FS Equity Partners III, L.P., to give information to the Antitrust Division of the United States Department of Justice and the United States Federal Trade Commission. Subsequent to these submissions, a waiting period must expire or be terminated by the Department of Justice or the Federal Trade Commission before these transactions can be completed. We and the ultimate parent entities of the acquisition companies made the required filings with the Department of Justice and the Federal Trade Commission on May 11, 2001 and received notice of early termination of the waiting period on May 29, 2001.

Financing Arrangements

    BLUM CB Corp. and CBRE Holding have agreed to use their reasonable best efforts to obtain the financing needed for the transactions contemplated by the merger on the terms set forth in the CSFB and DLJ commitment letters and the senior subordinated notes purchase agreement. In the event that any portion of this financing becomes unavailable in the manner or from the sources originally contemplated, BLUM CB Corp. and CBRE Holding have agreed to use their reasonable best efforts to obtain any such portion from alternative sources on substantially comparable terms, if available.

Conditions to the Merger

    The obligations of CB Richard Ellis Services and the acquisition companies to complete the merger are subject to the satisfaction of each of the following conditions:

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  stockholders who hold a majority of our outstanding common stock must adopt the merger agreement;

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  stockholders who hold at least two-thirds of the shares of our outstanding common stock not owned by the continuing stockholders or their affiliates must adopt the merger agreement;

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  the applicable waiting periods or required approvals under the HSR Act, any similar foreign competition laws or any other similar law required prior to the completion of the merger must have expired or been terminated or received;

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  no governmental entity can have enacted any law or taken any other action that restrains, enjoins or otherwise prohibits the merger or makes it illegal; and

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  the registration statement filed by CBRE Holding must have been declared effective by the Securities and Exchange Commission and continue to be effective.

    Our obligation to complete the merger is subject to the satisfaction or waiver of each of the following additional conditions:

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  the acquisition companies must have performed in all material respects all of their obligations under the merger agreement required to be performed at or before the effective time of the merger;

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  the representations and warranties made by the acquisition companies in the merger agreement (1) that are qualified by a material adverse effect on the acquisition companies (any change or effect that would prevent or materially impair the ability of the acquisition companies to complete the merger and the transactions contemplated by the merger agreement) must be true and correct and (2) all other representations and warranties made by the acquisition companies in the merger agreement must have been true and correct in all material respects, in each case when made and as of the effective time of the merger;

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  we must have received a certificate signed by the president or chief executive officer of each of the acquisition companies as to compliance with the conditions specified in the two preceding paragraphs;

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  the acquisition companies must have obtained or made all consents, approvals, actions, orders, authorizations, registrations, declarations, announcements and filings with any governmental entity that are required in connection with the merger and the other transactions contemplated by the merger agreement and that, if not obtained, would make the merger illegal or would be reasonably likely, individually or in the aggregate, to prevent or materially impair the ability of the acquisition companies to complete the merger and the other the transactions contemplated by the merger, or to have a material adverse effect on the surviving corporation in the merger; and

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  the special committee must have received a letter addressed to it from a valuation firm as to the solvency of CB Richard Ellis Services and our subsidiaries after giving effect to the merger, the financing arrangements contemplated by BLUM CB Corp. with respect to the merger and the other transactions contemplated by the merger agreement.

    The obligation of BLUM CB Corp. to complete the merger is subject to the satisfaction of each of the following additional conditions:

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  we must have performed in all material respects our obligations contained in the merger agreement required to be performed at or before the effective time of the merger;

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  the representations and warranties made by us in the merger agreement (1) that are qualified by reference to a material adverse effect on us must be true and correct and (2) all other representations and warranties made by us in the merger agreement must have been true and correct in all material respects, in each case when made and as of the effective time of the merger;

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  BLUM CB Corp. must have received a certificate signed by our chief executive officer or chief financial officer as to our compliance with the conditions specified in the two preceding paragraphs;

  •
  we must have obtained or made all consents, approvals, actions, orders, authorizations, registrations, declarations, announcements and filings with any governmental entity or third party that are required in connection with the merger and the other transactions contemplated by the merger agreement and that, if not obtained, would make the merger illegal or would be reasonably likely to have, individually or in the aggregate, a material adverse effect on us (unless the failure of this condition to be satisfied is due to willful breach by either of the acquisition companies of any agreement or representation, including the agreements and representations related to BLUM CB Corp.'s financing arrangements for the merger and the other transactions contemplated by the merger agreement);

  •
  the net proceeds from BLUM CB Corp.'s offering of senior subordinated notes must have been released to BLUM CB Corp. from the escrow account into which they were deposited in connection with the closing of that offering;

  •
  the funding contemplated by the commitment letters for BLUM CB Corp.'s debt financing of the merger and the other transactions contemplated by the merger agreement must have been obtained, or suitable alternative financing must have been obtained; and

  •
  consent must have been obtained from the holders of the portion of our 8 7/8% senior subordinated notes outstanding required to amend those notes' indenture to permit the merger and the other transactions contemplated by the merger agreement.

    The merger agreement defines a material adverse effect on CB Richard Ellis Services as any material adverse effect on (a) the business, assets, liabilities, financial condition or results of operations of CB Richard Ellis Services and our subsidiaries, taken as a whole, or (b) our ability to perform our obligations under the merger agreement or the other agreements and transactions contemplated by the merger agreement, in each case other than changes or developments resulting from U.S. or global general economic or political conditions, conditions generally affecting the industry in which we and our subsidiaries operate, changes in U.S. or global financial markets or conditions, any generally applicable change in law or GAAP or interpretation of law or GAAP, or the announcement of the merger agreement or the transactions contemplated by it or our performance of our obligations under the merger agreement and compliance with the covenants in the merger agreement. In this proxy statement, references to "a material adverse effect on CB Richard Ellis Services" are intended to refer to this definition.

    The decision of a party to waive any condition to the merger will be made by such party based on the facts and circumstances at the time such decision is made. Accordingly, at this time, we cannot describe the facts under which a condition may be waived. Currently, we do not expect any condition to the merger to be waived in any respect material to the holders of our common stock; however, because circumstances may change, no assurances can be given in that regard. Following the special meeting, we will solicit another vote of our stockholders if we determine that the waiver of a condition has resulted in a material change which would adversely affect the holders of our common stock.

Indemnification and Insurance

    Under the merger agreement, after the effective time of the merger, we, as the surviving corporation, will continue to honor all obligations to indemnify or advance expenses to present or former directors, officers and employees under agreements in effect as of the date of the merger agreement, with regard to matters occurring on or before the merger. In addition, for a period of six years following the merger, we are required to indemnify and defend all present and former directors, officers and employees of CB Richard Ellis Services and our subsidiaries from all costs, expenses, judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any claim pertaining to actions or omissions in their capacity as directors or officers of CB Richard Ellis Services or any subsidiary or their service at the request of CB Richard Ellis Services or a subsidiary as a fiduciary, on or before the merger.

    In addition, we must maintain for six years following the merger the same provisions in effect as of the date of the merger agreement in our certificate of incorporation or bylaws regarding indemnification, limitation of liability, exculpation from liability and expense advancement. These provisions may not be modified by us during the six years following the merger in any manner that would adversely affect the rights of individuals who on or before the merger were directors, officers, employees or agents of us or our subsidiaries, except as required by law.

    Further, for six years following the merger, we are required to provide to the directors and officers of CB Richard Ellis Services and our subsidiaries liability and fiduciary liability insurance protection with the same coverage and in the same amount as and on terms no less favorable to such individuals than that provided by our current insurance policies. The amount that we are required to pay for insurance premiums, however, is limited, over the six-year period, to 250% of the amount it would cost us to obtain such insurance for six years at current rates.

Amendment and Waiver

    Any provision of the merger agreement may be amended before the effective time of the merger if approved in writing by us, the acquisition companies and the special committee or a majority of the members of our board of directors not affiliated with the continuing stockholders. After the adoption of the merger agreement by our stockholders, however, any amendment that by law requires our stockholders' approval must in addition be approved by our stockholders. Further, at any time prior to the effective time, any party to the merger agreement may extend the time for the performance of any obligation of any other party or waive any inaccuracy in the representations and warranties of any other party in the merger agreement or related document, except that any extension or waiver agreed to by us must be approved in writing by the special committee or a majority of the members of our board of directors not affiliated with the continuing stockholders, and any extension or waiver that by law requires the approval of our stockholders must also be approved by our stockholders.

Termination of the Merger Agreement

  Termination by CB Richard Ellis Services, CBRE Holding, Inc. and BLUM CB Corp.

    At any time before the effective time of the merger, we, CBRE Holding, Inc. and BLUM CB Corp. may terminate the merger agreement and abandon the merger by mutual written consent.

  Termination by CB Richard Ellis Services or BLUM CB Corp.

    Either we or BLUM CB Corp. may terminate the merger agreement and abandon the merger at any time before the effective time of the merger if:

  •
  the merger has not occurred by July 20, 2001, except that a party's right to terminate under this provision is not available if the failure of the merger to occur by this date has resulted from a breach of the merger agreement by that party;

  •
  any law makes the merger illegal or otherwise prohibited or any governmental entity enters a judgment, injunction, order or decree enjoining the merger which becomes final and nonappealable, and prior to termination the parties have used reasonable best efforts to resist, resolve or lift the law, judgment, injunction, order or decree; or

  •
  our stockholders fail to adopt the merger agreement at the stockholders' meeting.

  Termination by CB Richard Ellis Services

    We may terminate the merger agreement and abandon the merger at any time before the effective time of the merger if:

  •
  our board of directors or the special committee has determined, after consultation with its financial and legal advisors, to advance an acquisition proposal and to enter into a binding agreement concerning the acquisition proposal, provided that the notice and other requirements for termination under this provision are met, as described above under "—No Solicitation" (except that termination under this provision is not effective until we have paid the termination fee described below under "—Termination Fee"); or

  •
  either of the acquisition companies has breached any representation, warranty, covenant or agreement in the merger agreement and this would cause the representations and warranties made by them in the merger agreement not to be true in all material respects when made or at and as of the effective time of the merger, and the breach cannot be corrected before July 20, 2001.

  Termination by BLUM CB Corp.

    BLUM CB Corp. may terminate the merger agreement and abandon the merger at any time before the effective time of the merger if:

  •
  we have breached or failed to perform any representation, warranty, covenant or agreement in the merger agreement and this would cause the representations and warranties made by us in the merger agreement not to be true in all material respects when made at and as of the effective time of the merger, and the breach cannot be corrected before July 20, 2001;

  •
  our board of directors or the special committee amends, withdraws, modifies, changes, conditions or qualifies its recommendation of the merger agreement to our stockholders in any manner adverse to the acquisition companies, or approves or recommends to stockholders an acquisition proposal other than one by the acquisition companies or their affiliates, or approves or recommends to our stockholders that they tender shares of our common stock in a tender or exchange offer that is an acquisition proposal other than one by the acquisition companies or their affiliates;

  •
  our board of directors or the special committee delivers any notice that it intends to terminate the merger agreement as described above under "—No Solicitation" and does not unconditionally withdraw the notice within three business days of delivering it;

  •
  our board of directors, the special committee, or any other duly authorized committee of the board approves a resolution to take or agrees to take the actions described in either of the two preceding paragraphs; or

  •
  any person or group other than the acquisition companies or their affiliates acquires beneficial ownership of a majority of our outstanding common stock.

Termination Fee

    Under certain circumstances, upon termination of the merger agreement we must pay a termination fee to RCBA Strategic Partners, L.P., a Delaware limited partnership affiliated with the acquisition companies.

    We must pay RCBA Strategic Partners a fee of $7,500,000, plus reimbursement for out-of-pocket expenses and fees up to a maximum of $3,000,000, if the merger agreement is terminated:

  •
  by CB Richard Ellis Services, under the provision giving rise to a right of termination as a result of our board of directors or the special committee determining to advance an acquisition proposal and enter into a binding agreement concerning the acquisition proposal with a third party, as described above under "—No Solicitation";

  •
  by BLUM CB Corp. under the provision giving rise to a right of termination as a result of our board of directors or the special committee amending, withdrawing, modifying, changing, conditioning or qualifying its recommendation of the merger agreement to our stockholders in any manner adverse to the acquisition companies, or approving or recommending to stockholders an acquisition proposal other than one by the acquisition companies or their affiliates, or approving or recommending to our stockholders that they tender shares of our common stock in a tender or exchange offer that is an acquisition proposal other than one by the acquisition companies or their affiliates;

  •
  by BLUM CB Corp. under the provision giving rise to a right of termination as a result of our board of directors or the special committee delivering any notice that it intends to terminate the merger agreement as described above under "—No Solicitation" and not unconditionally withdrawing the notice within three business days of delivering it;

  •
  by BLUM CB Corp. under the provision giving rise to a right of termination as a result of our board of directors, the special committee, or any other duly authorized committee of the board approving a resolution to take or agreeing to take the actions described in either of the two preceding paragraphs; or

  •
  by BLUM CB Corp. under the provision giving rise to a right of termination as a result of any person or group other than the acquisition companies or their affiliates acquiring beneficial ownership of a majority of our outstanding common stock.

    We must also pay RCBA Strategic Partners the fee of $7,500,000 and the reimbursement for out-of-pocket expenses and fees up to a maximum of $3,000,000 if the merger agreement is terminated (a) by us, CBRE Holding or BLUM CB Corp. under the provision giving rise to a right of termination as a result of a failure to obtain our stockholders' approval of the merger agreement, or (b) by BLUM CB Corp. under the provision giving rise to a right of termination as a result of CB Richard Ellis Services breaching or failing to perform any representation, warranty, covenant or agreement in the merger agreement, causing the representations and warranties made by it in the merger agreement not to be true in all material respects when made or at and as of the effective time of the merger, and this not being correctable before July 20, 2001, and, in the case of either (a) or (b), the following conditions are also satisfied:

  •
  an acquisition proposal meeting certain conditions has been made prior to the stockholder meeting or such termination (in the case of (b), prior to the breach giving rise to termination); and

  •
  a transaction contemplated by an acquisition proposal meeting certain conditions is completed or a definitive agreement related to such a transaction is entered into within twelve months after the date the merger agreement is terminated.

OTHER AGREEMENTS

    The descriptions of the following agreements set forth the material terms of these agreements. The agreements may be found in Appendices B, C and D to this proxy statement and are incorporated into this section of the proxy statement by reference. You are urged to read the entire agreements.

Contribution and Voting Agreement

    For additional information regarding the terms of the contribution and voting agreement, you should refer to the copy of the contribution and voting agreement attached to this proxy statement as Appendix B.

  Contributions

    Pursuant to the contribution and voting agreement, immediately prior to the merger, each of the continuing stockholders will contribute to CBRE Holding all of the shares of our common stock that he or it owns or controls. In connection with the merger, each of the shares of our common stock that the continuing stockholders contribute to CBRE Holding will be cancelled, and CBRE Holding will not receive any consideration for those shares of stock. An aggregate of 8,052,112 shares of our common stock will be contributed by the continuing stockholders to CBRE Holding.

    Also pursuant to the contribution and voting agreement, immediately prior to the merger, RCBA Strategic Partners has agreed that either it or one or more of its affiliates will purchase between approximately $41 million and approximately $93 million worth of shares of CBRE Holding Class B common stock at a cash price of $16.00 per share. This cash equity contribution to be made by RCBA Strategic Partners or its affiliates and the number of shares of CBRE Holding Class B common stock to be purchased by them, will be reduced by the amount of any cash proceeds received and the number of shares of CBRE Holding common stock purchased, respectively, in offerings that CBRE Holding intends to make prior to the closing of the merger to eligible employees and independent contractors of CB Richard Ellis Services and its subsidiaries. These offerings will be made only pursuant to a valid prospectus complying with applicable securities laws. This proxy statement is not an offer to sell, or a solicitation of an offer to buy, any of our securities or the securities of CBRE Holding. After these offerings have been completed and RCBA Strategic Partners or its affiliates have made the contribution of cash to CBRE Holding, the shares of CBRE Holding Class B common stock that will be owned by the continuing stockholders will be equal to between approximately 80% and approximately 97% of CBRE Holding's outstanding common stock, depending upon how many shares are purchased in the offerings.

  Voting and Exclusivity

    Each party to the contribution and voting agreement has agreed to vote or consent, or cause to be voted or consented, all shares of our common stock that he or it beneficially owns or controls in favor of the merger and the related transactions and any matter required to effect those transactions, and against any "competing acquisition proposal," which term includes:

  •
  any proposal or offer with respect to, or transaction to effect, a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving us or any of our subsidiaries, or

  •
  any purchase or sale of 20% or more of our consolidated assets, including without limitation stock of our subsidiaries, or

  •
  any purchase or sale of, or tender or exchange offer for, our equity securities that, if consummated, would result in any person or entity beneficially owning securities representing

    20% or more of our total voting power, or of the surviving parent entity in such a transaction, or any of our subsidiaries.

    In addition, each party to the agreement has agreed that prior to the closing of the contribution and voting agreement it would not directly or indirectly make, participate in or agree to, initiate, solicit, encourage or knowingly facilitate a competing acquisition proposal. Each party to this agreement has also agreed not to sell or dispose of any of our shares, and not to enter into any agreement, commitment or arrangement that is inconsistent with any of the voting and exclusivity provisions described above.

  Fees and Expenses

    In general, if the contribution and voting agreement is terminated prior to closing, each party to the agreement will pay its own expenses. However, in the event that the merger agreement is terminated and RCBA Strategic Partners receives the termination fee described in "MERGER AGREEMENT—Termination Fee," promptly after receipt of this termination fee, RCBA Strategic Partners has agreed to allocate and pay the termination fee, in part or in whole, as applicable, as follows:

  •
  first, to RCBA Strategic Partners and the continuing stockholders other than the affiliates of Freeman Spogli in an amount equal to their transaction expenses, or to the extent such transaction expenses exceed the termination fee, then each party will receive a pro rata amount of the termination fee based upon the party's transaction expenses incurred;

  •
  second, if available, any amounts required to be paid to CSFB and DLJ under the debt financing documents; and

  •
  third, subject to the following paragraph, if applicable, the remaining amount of the termination fee to RCBA Strategic Partners or its affiliates.

    In addition, if the merger agreement is terminated because we consummate another acquisition proposal and RCBA Strategic Partners receives the termination fee, Ray Wirta will be entitled to receive 5.7% of this fee and Brett White will be entitled to receive 4.3% of this fee, if Mr. Wirta or Mr. White, as the case may be, is not offered continued employment on comparable terms with us, or the parent or surviving company in the acquisition proposal, following the consummation of the acquisition proposal for a period of at least 12 months, unless a shorter period is requested by Mr. Wirta or Mr. White, respectively.

    After the closing of the merger, CBRE Holding is required pursuant to the contribution and voting agreement to pay to the general partner of RCBA Strategic Partners a transaction fee of $3.0 million and to Freeman Spogli & Co. Incorporated or its designee a transaction fee of $2.0 million. In addition, simultaneously with the closing, CBRE Holding is required pursuant to the contribution and voting agreement to reimburse each of the parties to the contribution and voting agreement for all transaction expenses incurred by them.

  Warrants and Warrant Agreement

    The contribution and voting agreement also provides, among other things, that upon consummation of the merger, the warrants to acquire 364,884 shares of our common stock owned by FS Equity Partners III, L.P. and FS Equity Partners International, L.P. will be canceled and CBRE Holding will issue new warrants to each of them to purchase up to an aggregate number of shares of CBRE Holding Class B common stock equal to the number that represents the same percentage of the total outstanding shares of all classes of CBRE Holding common stock immediately after consummation of the merger, as the warrants to acquire 364,884 shares of our common stock entitled these affiliates of Freeman Spogli to acquire immediately prior to the consummation of the merger.

The new warrants to acquire CBRE Holding Class B common stock will expire on August 27, 2007. The terms of these new warrants are set forth in a form of warrant agreement that is an exhibit to the Schedule 13E-3 that we have filed in connection with the merger.

    The contribution and voting agreement further provides that, upon the closing of the merger, the warrants to acquire 84,988 shares of our common stock beneficially owned by Mr. Wirta, our director Donald Koll or The Koll Holding Company, which includes the warrants to acquire 55,936 shares of our common stock beneficially owned by each of Mr. Wirta, Mr. Koll and The Koll Holding Company, will be converted into the right to receive $1.00 per share underlying these warrants and will no longer represent the right to receive any securities of, or other consideration from, CBRE Holding or us.

Guarantee and Related Agreement

  Guarantee Agreement

    In connection with the parties' entry into the merger agreement, CB Richard Ellis Services and RCBA Strategic Partners, L.P. entered into a guarantee agreement under which RCBA Strategic Partners guaranteed to pay us all amounts, up to a maximum of $20,000,000, that become due to us from the acquisition companies by reason of a willful breach by them of the merger agreement. In order for RCBA Strategic Partners to be obligated to pay us any amount, a court must have entered a judgment that either of the acquisition companies are in willful breach of the terms of the merger agreement or, if either of the acquisition companies has become the subject of a case under any chapter of the bankruptcy code, a court must have allowed our proof of claim based on their willful breach of the merger agreement, and in the case of either such an order or such a judgment, the order or judgment must have become final and non-appealable.

    We agreed in the guarantee agreement that the remedies provided in it are our only remedies against RCBA Strategic Partners, Freeman Spogli and their respective affiliates, other than the acquisition companies, with respect to the merger agreement and the transactions contemplated by the merger agreement, other than for fraud or under the confidentiality and standstill agreement. See "SPECIAL FACTORS—Background of the Merger." The guarantee agreement terminates on the earlier of the closing date of the merger or the termination of the merger agreement under circumstances which do not give rise to the acquisition companies having any monetary obligations to us. A copy of the guarantee agreement, as supplemented by a letter agreement dated May 31, 2001, is attached to this proxy statement as Appendix C.

  Related Agreement

    In connection with the guarantee agreement described above, RCBA Strategic Partners, L.P., FS Equity Partners III, L.P. and FS Equity Partners International, L.P. have entered into a contribution agreement. This agreement requires FS Equity Partners III and FS Equity Partners International to contribute to RCBA Strategic Partners a portion of any obligation RCBA Strategic Partners incurs under the guarantee agreement if the action constituting the willful breach of the merger agreement by either of the acquisition companies is one that both RCBA Strategic Partners and Freeman Spogli have agreed to, prior to the action being taken. In such circumstances, FS Equity Partners III must pay RCBA Strategic Partners an amount equal to approximately 34.69% of RCBA Strategic Partners' obligation, up to a maximum of $3,468,783.60, and FS Equity Partners International must pay RCBA Strategic Partners an amount equal to approximately 1.31% of RCBA Strategic Partners' obligation, up to a maximum of $131,216.40. A copy of this agreement is attached to this proxy statement as Appendix D.

Securityholders' Agreement

  General

    Under the terms of the contribution and voting agreement, described above under "—Contribution and Voting Agreement," CBRE Holding and each of the continuing stockholders have agreed to enter into a securityholders' agreement, to which we and DLJ Investment Partners II, L.P. will also be parties, upon the closing of the merger. The form of the securityholders' agreement is attached to this proxy statement as Exhibit A to the contribution and voting agreement attached as Appendix B. Principal provisions of the securityholders' agreement are described below.

  Restrictions on Transfer

    The parties to the securityholders' agreement may not transfer their shares of CBRE Holding common stock or warrants to acquire this stock except in accordance with the terms of the securityholders' agreement. The parties generally may not transfer this common stock or these warrants before the earlier of a qualifying public offering of CBRE Holding common stock or the end of the ten-year period beginning on the date the securityholders' agreement is signed. The anticipated offerings by CBRE Holding to eligible employees and independent contractors of CB Richard Ellis Services will not be qualifying public offerings. Exceptions to this general restriction include transfers by the parties to their affiliates and other related persons and transfers in connection with the right of first offer and drag-along and tag-along rights provided for in the securityholders' agreement. In the case of any permitted transfer, the transferee obtains some or all of the rights and must assume some or all of the obligations of the transferor under the securityholders' agreement, depending on the identity of the transferor, the amount of securities transferred and the circumstances of the transfer.

  Right of First Offer

    Beginning three years after the merger, if the continuing stockholders affiliated with Freeman Spogli, The Koll Holding Company, Frederic Malek or DLJ Investment Partners II, L.P. desire to transfer their CBRE Holding securities, they must first offer the securities to RCBA Strategic Partners. If RCBA Strategic Partners declines to purchase the securities offered on the terms indicated to it by the selling securityholder, the selling securityholder may for a limited period of time sell the securities to a purchaser approved by RCBA Strategic Partners on terms no more favorable than those that the securityholder offered to RCBA Strategic Partners. RCBA Strategic Partners generally may not unreasonably withhold its approval of a prospective purchaser identified by the selling securityholder.

  Tag-Along Rights and Drag-Along Rights

    If RCBA Strategic Partners or its affiliates agree to transfer any of their CBRE Holding common stock to a person that is not an affiliate of RCBA Strategic Partners, generally each other party to the securityholders' agreement has the right to require the acquiring person to purchase from the securityholder the securityholder's pro rata portion of the CBRE Holding common stock proposed to be transferred to the acquiring person, and generally on the same terms. If RCBA Strategic Partners or its affiliates agree to transfer, other than in a public offering, a majority of their CBRE Holding common stock to a person that is not an affiliate of RCBA Strategic Partners, generally RCBA Strategic Partners or its affiliates may require the other securityholders to transfer to the person the same portion of each securityholder's common stock as RCBA Strategic Partners is transferring of its common stock, and generally on the same terms.

  Participation Rights

    Except for specified exceptions, CBRE Holding may not issue equity securities without permitting each party to the securityholders' agreement to purchase a pro rata share of the securities being issued.

  Registration Rights

    Except under specified conditions, after an underwritten initial public offering of the common stock of CBRE Holding in which shares of CBRE Holding become listed on a national securities exchange of the Nasdaq Stock Market, holders of 25% or more of the CBRE Holding securities held by any of RCBA Strategic Partners, the continuing stockholders affiliated with Freeman Spogli or DLJ Investment Funding or its transferees, may require CBRE Holding to use its best efforts to register their shares of CBRE Holding common stock under the Securities Act of 1933. In addition, except under specified conditions and other than in specified types of offerings, CBRE Holding must afford the parties to the securityholders' agreement and their transferees the opportunity to include their shares of CBRE Holding common stock in the shares registered in any underwritten offering by CBRE Holding, except that the underwriters may reduce the number of such securityholders' shares to be registered in specified circumstances.

  Board of Directors

    The securityholders' agreement requires, prior to an underwritten initial public offering in which shares of CBRE Holding become listed on a national securities exchange or the Nasdaq Stock Market, that the parties to it that beneficially own shares of CBRE Holding Class B common stock will vote those shares to elect a board of directors having a specified composition. Generally, the board must be composed such that half of its members are persons designated by RCBA Strategic Partners. RCBA Strategic Partners also has the right to appoint one more director at any time. One member of the board of directors is to be a person designated by the continuing stockholders affiliated with Freeman Spogli and, for so long as a majority of the board of directors agree, one member of the board is to be one of our employees who is involved in our transaction management business. Ray Wirta and Brett White will also be members of the CBRE Holding board so long as each remains an employee of CBRE Holding. If either is no longer an employee, then the Chief Executive Officer or the Chairman of the Americas of CBRE Holding at that time, respectively, is to be a member of the board. The number of directors that RCBA Strategic Partners and the continuing stockholders affiliated with Freeman Spogli is each permitted to designate is to be reduced in either case if the party's beneficial ownership of CBRE Holding common stock becomes less than specified percentages of the total outstanding.

  Voting Generally and Consent Rights of Parties Other than RCBA Strategic Partners

    Prior to an underwritten initial public offering in which shares of CBRE Holding become listed on an exchange or the Nasdaq Stock Market, the parties to the securityholders' agreement that beneficially own shares of CBRE Holding Class B common stock must generally vote those shares at any stockholders meeting or in any written consent in the same manner in which RCBA Strategic Partners votes its shares of Class B common stock. Exceptions to this requirement include voting on specified types of transactions between RCBA Strategic Partners or its affiliates on the one hand, and CBRE Holding or any of its subsidiaries on the other hand, and voting on specified types of amendments to the certificate of incorporation or bylaws of CBRE Holding that adversely affect the securityholders relative to RCBA Strategic Partners. In addition, in order for CBRE Holding to engage in certain actions, there must first be consent by a majority of the directors not designated by RCBA Strategic Partners or by the director designated by the continuing stockholders affiliated with Freeman Spogli, or both.

PRICE RANGE OF COMMON STOCK

    Our common stock is currently traded on the New York Stock Exchange under the symbol "CBG." Public trading of our common stock commenced on November 26, 1996. The following table sets forth the high and low closing sale prices for shares of our common stock, as reported on the New York Stock Exchange, for the periods listed.

	High	Low
Year Ended December 31, 1999
First quarter	$19 13/16	$14 5/8
Second quarter	24 7/8	14 7/16
Third quarter	24 7/16	12 1/2
Fourth quarter	14 13/16	10 11/16
Year Ended December 31, 2000
First quarter	13 1/2	10 3/16
Second quarter	11 7/16	9 1/8
Third quarter	13 3/16	9 3/8
Fourth quarter	15 5/8	11 13/16
Year Ended December 31, 2001
First quarter	15.88	13.90
Second quarter through June 13, 2001

    On November 10, 2000, the last trading day prior to the public announcement of the BLUM CB Corp. proposal, the high, low and closing sale prices for our common stock as reported on the New York Stock Exchange were $13 1/8, $12 5/8 and $13 1/8 per share, respectively. On February 23, 2001, the last trading day before the public announcement of the merger agreement, the high, low and closing sale prices for our common stock were $13.94, $13.68, and $13.90 per share, respectively. On June 13, 2001, the closing sale price as reported on the New York Stock Exchange was $  .  per share. You are urged to obtain current market quotations for our common stock before making any decision with respect to the merger.

DIVIDENDS

    Since our incorporation in March 1989, we have not declared any cash dividends on our common stock. Our existing credit agreement restricts our ability to pay dividends on common stock.

SELECTED CONSOLIDATED FINANCIAL DATA

    The following table sets forth selected consolidated financial and operating data of CB Richard Ellis Services for each of the years in the five-year period ended December 31, 2000. The selected consolidated financial data presented below under the captions "Statement of Operations Data" and "Balance Sheet Data" for each of the years in the five-year period ended December 31, 2000 are derived from our consolidated financial statements, which have been audited by Arthur Andersen LLP independent certified public accountants. The financial data set forth below should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for the year ended December 31, 2000, which are incorporated by reference in this proxy statement. The financial data set forth below also should be read in conjunction with our audited consolidated financial statements as of December 31, 2000 and for each of the years in the three-year period ended December 31, 2000, and the report thereon, which are incorporated by reference in this proxy statement from our Annual Report on Form 10-K for the year ended December 31, 2000. No pro forma data giving effect to the merger is provided because we do not believe such information is material to stockholders in evaluating the merger and the merger agreement because the merger consideration will be paid to our public stockholders solely in cash and our public stockholders will no longer have any equity interest in CB Richard Ellis Services if the merger is completed.

	Year Ended December 31
						Three Months Ended March 31, 2001
	2000	1999	1998	1997	1996
	(dollars in thousands, except per share data)
STATEMENT OF OPERATIONS DATA:(1)
Revenue	$1,323,604	$1,213,039	$1,034,503	730,224	$583,068	$272,498
Operating income	107,285	76,899	78,476	59,088	48,429	2,325
Interest expense, net	39,146	37,438	27,993	13,182	22,620	8,255
Net income (loss)	33,388	23,282	24,557	24,397	70,549	(2,846)
Basic EPS(2)	1.60	1.11	(0.38)	1.34	5.05	(.13)
Weighted average shares outstanding for basic EPS(2)	20,931,111	20,998,097	20,136,117	15,237,914	13,783,882	21,309,550
Diluted EPS(2)	1.58	1.10	(0.38)	1.28	4.99	(.13)
Weighted average shares outstanding for diluted EPS(2)	21,097,240	21,072,436	20,136,117	15,996,929	14,126,636	21,309,550
OTHER DATA:
EBITDA(3)	$150,484	$117,369	$127,246	$90,072	$62,003	$14,021
Net cash (used in) provided by operating activities	84,112	74,011	76,614	80,835	65,694	(104,263)
Net cash used in investing activities	(35,722)	(26,767)	(223,520)	(18,018)	(10,906)	(536)
Net cash (used in) provided by financing activities	(53,523)	(37,721)	119,438	(64,964)	(28,505)	104,940
BALANCE SHEET DATA:
Cash and cash equivalents	$20,854	$27,844	$19,551	$47,181	$49,328	$20,339
Total assets	963,105	929,483	856,892	500,100	278,944	931,296
Long-term debt	303,571	357,872	373,691	146,273	148,529	409,653
Total liabilities	724,018	715,874	660,175	334,657	280,364	704,037
Total stockholders' equity (deficit)	235,339	209,737	190,842	157,771	(1,515)	224,292
Number of shares outstanding	20,605,023	20,435,692	20,636,134	18,768,200	13,232,063	20,636,051
Book value per share	$11.15	$9.95	$9.48	$9.55	$(0.18)	$10.53

	December 31
						March 31, 2001
	2000	1999	1998	1997	1996
RATIOS:
Earnings/fixed charges	2.15	1.79	2.17	2.33	1.75	0.63
Debt/equity	1.33	1.74	2.04	0.97	(109.80)	1.87
Debt/EBITDA	2.09	3.11	3.06	1.70	2.68	29.90
EBITDA/net interest expense(3)	3.84	3.14	4.55	6.83	2.74	1.70
Operating expense as a percentage of revenue:	40.7%	44.2%	43.4%	37.8%	39.2%	49.2%
EBITDA as a percentage of revenue (3)	11.4	9.7	12.3	12.3	10.6	0.05
Net income (loss) as a percentage of revenue	2.5	1.9	2.4	3.3	12.1	(0.01)
International revenue as a percentage of consolidated revenue	22.4	22.5	14.5	—	—	22.6

(1)
The results include the activities of Koll Real Estate Services from the date we acquired it, August 28, 1997, to December 31, 2000, REI Limited from the date we acquired it, April 17, 1998, to December 31, 2000 and CB Hillier Parker Limited from the date we acquired it, July 7, 1998, to December 31, 2000. For the year ended December 31, 1998, basic and diluted loss per share include a deemed dividend of $32.3 million on the repurchase of CB Richard Ellis Services' preferred stock. For the year ended December 31, 1996 net income includes a tax benefit of $55.9 million due to a reduction in CB Richard Ellis Services' deferred tax asset valuation allowance. A portion of CB Richard Ellis Services' net operating losses would be realizable due to its ability to generate additional taxable income in the future.

(2)
EPS represents earnings (loss) per share.

(3)
EBITDA represents earnings before interest expense, income taxes, depreciation and amortization of intangible assets relating to acquisitions, merger-related and other nonrecurring charges. CB Richard Ellis Services' management believes that the presentation of EBITDA will enhance a reader's understanding of our operating performance and ability to service debt as it provides a measure of cash generated (subject to the payment of interest and income taxes) that can be used by CB Richard Ellis Services to service its debt and for other required or discretionary purposes. Net cash that will be available to us for discretionary purposes represents remaining cash, after debt service and other cash requirements, such as capital expenditures, are deducted from EBITDA. EBITDA should not be considered as an alternative to (a) operating income determined in accordance with GAAP or (b) operating cash flow determined in accordance with GAAP. Our calculation of EBITDA may not be comparable to similarly titled measures reported by other companies.

(4)
CB Richard Ellis Services has not declared any cash dividends on our common stock for the periods shown.

COMMON STOCK PURCHASE INFORMATION

    None of CB Richard Ellis Services, its directors or executive officers, the acquisition companies, the continuing stockholders or their affiliates has engaged in any transaction in CB Richard Ellis Services common stock within 60 days of the date of this proxy statement.

Purchases by CB Richard Ellis Services

    The following table sets forth purchases of our common stock by us during the past two years, including, on a per quarter basis, the number of shares purchased and the high, low and average price paid.

		Price Per Share
	Number of Shares
		High	Low	Average
Fiscal Year 1999
Second quarter	0	—	—	—
Third quarter	138,000	$13.25	$12.50	$12.9737
Fourth quarter	258,200	13.25	10.625	12.3291
Fiscal Year 2000
First quarter	1,250	12.00	11.375	11.46
Second quarter	143,000	10.875	10.125	10.3913
Third quarter	93,643	12.835	9.25	10.7983
Fourth quarter	123	12.25	12.25	12.25
Fiscal Year 2001
First quarter	0	—	—	—
Second quarter to June 13, 2001	0	—	—	—

Purchases by the Continuing Stockholders

  RCBA Strategic Partners, L.P.

    The following table sets forth purchases of CB Richard Ellis Services common stock by RCBA Strategic Partners during the past two years, including, on a per quarter basis, the number of shares purchased and the high, low and average price paid

		Price Per Share
	Number of Shares
		High	Low	Average
Fiscal Year 1999
Second quarter	0	—	—	—
Third quarter	0
Fourth quarter	1,059,000	$11.06	$11.06	$11.06
Fiscal Year 2000
First quarter	1,278,800	12.05	10.41	11.94
Second quarter	8,100	10.56	10.31	10.39
Third quarter	0	—	—	—
Fourth quarter	0	—	—	—
Fiscal Year 2001
First quarter	0	—	—	—
Second quarter to June 13, 2001	0	—	—	—

  Frederic Malek

    The following table sets forth purchases of CB Richard Ellis Services common stock by Frederic Malek during the past two years, including, on a per quarter basis, the number of shares purchased and the high, low and average price paid.

		Price Per Share
	Number of Shares
		High	Low	Average
Fiscal Year 1999
Second quarter	0	—	—	—
Third quarter	50,000	$13.75	$13.50	$13.625
Fourth quarter	37,000	11.50	11.50	11.50
Fiscal Year 2000
First quarter	0	—	—	—
Second quarter	0	—	—	—
Third quarter	0	—	—	—
Fourth quarter	0	—	—	—
Fiscal Year 2001
First quarter	0	—	—	—
Second quarter to June 13, 2001	0	—	—	—

  Ray Wirta

    Ray Wirta has made no purchases of our common stock during the past two years other than a purchase during the third quarter of 2000 of 30,000 shares at a price of $12.875 per share.

  Brett White

    Brett White has made no purchases of our common stock during the past two years other than a purchase during the third quarter of 2000 of 20,000 shares at a price of $12.875 per share.

  Other Continuing Stockholders

    The following continuing stockholders have made no purchases of our common stock during the past two years: FS Equity Partners III, L.P., FS Equity Partners International, L.P. and The Koll Holding Company.

Purchases by the Affiliated Directors

    None of Richard Blum, Bradford Freeman or Donald Koll individually has made any purchases of our common stock during the past two years. Mr. Blum has a beneficial ownership interest in the general partner of RCBA Strategic Partners, L.P., which has made the purchases during the past two years described above.

DIRECTORS AND EXECUTIVE OFFICERS OF CB RICHARD ELLIS SERVICES

    Set forth below are the positions with CB Richard Ellis Services presently held by each director and executive officer of CB Richard Ellis Services, and each such person's business experience for the past five years. Each of the directors and executive officers is a U.S. citizen and none has been convicted in a criminal proceeding during the past five years, nor been a party to any judicial or administrative proceeding, excluding traffic violations and similar misdemeanors, during the past five years that resulted in a judgment, decree or final order enjoining them from future violations of, or prohibiting activities subject to, federal or state securities laws, or finding any violation of federal or state securities laws. Unless otherwise indicated below, the principal business address of each of our directors and executive officers is 200 North Sepulveda Boulevard, El Segundo, California 90245.

    Stanton D. Anderson. Mr. Anderson has been a director of CB Richard Ellis Services since 1989. Mr. Anderson has been a partner and the head of the Legislative Practice Group at the law firm of McDermott, Will & Emery, 600 13th Street, N.W., Washington, D.C. 20005, since 1998. He served as counsel to McDermott, Will & Emery from 1995 to 1997. Mr. Anderson also serves as Chairman and was a founder of Global USA, Inc., an international consulting company. In addition, Mr. Anderson serves on the board of directors of International Management & Development Group, Ltd., and Center for International Private Enterprise. He is a member of the board of Advisors of Westmont College.

    Gary J. Beban. Mr. Beban has been President—Corporate Services of CB Richard Ellis Services since 1997 and a director of CB Richard Ellis Services since 1989. Mr. Beban has been Senior Executive Managing Director—Global Corporate Advisory Group of CB Richard Ellis Services since 1998. Mr. Beban was President—Brokerage Services of CB Richard Ellis Services from 1989 to 1997. He is a member of the Industrial Development Research Council and the National Realty Committee. Mr. Beban serves on the board of directors of The First American Financial Corporation and its wholly-owned subsidiary, First American Title Insurance, Inc.

    Richard C. Blum. Mr. Blum has been a director of CB Richard Ellis Services since 1993. Mr. Blum is a managing member of RCBA GP, L.L.C., which is the sole general partner of RCBA Strategic Partners, L.P. His principal occupation is serving as Chairman and President of BLUM Capital Partners, L.P., whose principal business is acting as general partner for investment partnerships and providing investment advisory services. The principal business address of BLUM Capital Partners is 909 Montgomery Street, Suite 400, San Francisco, California 94133. Mr. Blum is also a member of the board of directors of Northwest Airlines Corporation; Glenborough Realty; URS Corporation and Playtex Products, Inc. Mr. Blum also serves as Vice Chairman of URS Corporation.

    James J. Didion. Mr. Didion has been Chairman of CB Richard Ellis Services since January 1989 and a director since CB Richard Ellis Services' incorporation. From 1989 to May of 1999 he served as Chief Executive Officer of CB Richard Ellis Services. Mr. Didion is a member and current trustee of the Urban Land Institute. He is also a member of the National Realty Committee and was Chairman of the National Realty Committee from 1993 through June 1996. Mr. Didion serves on the advisory board of the Haas School of Business at the University of California, Berkeley.

    Bradford M. Freeman. Mr. Freeman has been a director of CB Richard Ellis Services since August 1997. From November 1994 to August 1997, Mr. Freeman was a director of Koll Real Estate Services and Koll Management Services, Inc. Mr. Freeman is a founding principal of Freeman Spogli & Co. Incorporated, which is an investment company having its principal business address at 11100 Santa Monica Boulevard, Suite 1900, Los Angeles, California 90025. He is also a member of the board of directors of RDO Equipment Company, an agricultural and industrial equipment distributor.

    Donald M. Koll. Mr. Koll has been a director of CB Richard Ellis Services since August 1997. Mr. Koll was a director of Koll Real Estate Services from November 1994 to August 1997 and Chairman of that company from August 1996 to August 1997. He also served as Chairman and as a director of Koll Management Services, Inc. from June 1988 to August 1997. Mr. Koll's principal occupation is serving as Chairman and Chief Executive Officer of The Koll Company, a diversified real estate services firm having its principal place of business at 4343 Von Karman Avenue, Newport Beach, California 92660. Since June 1992, Mr. Koll has been a director and has served as an executive officer of Koll Real Estate Group, Inc., a real estate services company. Mr. Koll is also a director of The Irvine Company and Fidelity National Financial, Inc., a title company.

    Paul C. Leach. Mr. Leach has been a director of CB Richard Ellis Services since August 1996. Since its founding in 1991, Mr. Leach has served as President of Paul Leach & Company, a private investment-banking firm that specializes in international and domestic acquisitions and investments. From 1992 to 1999, he was Managing Director of The Lone Cypress Company, the then owner of Pebble Beach Company. Since 1999, he has been a director of The Lone Cypress Company, LLC, the current owner of Pebble Beach Company.

    David R. Lind. Mr. Lind is a Senior Vice President of CB Richard Ellis Services and has been a real estate salesperson with CB Richard Ellis Services since November 1977.

    Frederic V. Malek. Mr. Malek has been a director of CB Richard Ellis Services since 1989 and served as Co-Chairman from April 1989 to November 1996. He has served as Chairman of Thayer Capital Partners, a merchant banking firm he founded, since 1993. Mr. Malek also serves on the board of directors of American Management Systems, Inc., Automatic Data Processing Corp., FPL Group, Inc., Manor Care, Inc., Northwest Airlines Corporation, Paine Webber Funds, Global Vacation Group, and Aegis Communications Co., Inc.

    Ray Elizabeth Uttenhove. Ms. Uttenhove has been a director of CB Richard Ellis Services since August 1997 and Senior Vice President of CB Richard Ellis Services since September 1997. Ms. Uttenhove also served as First Vice President of Retail Tenant Services of CB Richard Ellis Services from August 1995 to September 1997.

    Brett White. Mr. White has been Chairman—The Americas of CB Richard Ellis Services since May of 1999 and was President—Brokerage Services of CB Richard Ellis Services from August 1997 to May 2000. He was Executive Vice President of CB Richard Ellis Services from March 1994 to July 1997.

    Gary L. Wilson. Mr. Wilson has been a director of CB Richard Ellis Services since 1989. Since April 1997, Mr. Wilson has been Chairman of Northwest Airlines Corporation, for which he served as Co-Chairman from January 1991 to April 1997. Mr. Wilson also serves on the board of directors of The Walt Disney Company, On Command Corporation and Veritas Holdings GmbH.

    Raymond E. Wirta. Mr. Wirta has been Chief Executive Officer of CB Richard Ellis Services since May 1999 and a director since August 1997. He served as Chief Operating Officer from May 1998 to May 1999. Mr. Wirta was Chief Executive Officer and a director of Koll Real Estate Services from November 1994 to August 1997. Prior to that, Mr. Wirta held various management positions with Koll Management Services, Inc. since 1981. Mr. Wirta was a member of the board of directors and served as Chief Executive Officer from June 1992 to November 1996 to Koll Real Estate Group, Inc.

    James H. Leonetti. Mr. Leonetti joined CB Richard Ellis Services as Chief Financial Officer in September 2000. From 1987 until mid-2000, Mr. Leonetti was Chief Financial Officer of Long Beach Mortgage Company.

    Walter V. Stafford. Mr. Stafford has served as Senior Executive Vice President and General Counsel of CB Richard Ellis Services since 1995 and as Secretary since 1999.

INFORMATION ABOUT THE ACQUISITION COMPANIES,
THE CONTINUING STOCKHOLDERS AND THE AFFILIATED DIRECTORS

CBRE Holding, Inc.

  c/o RCBA Strategic Partners, L.P.
  909 Montgomery Street, Suite 400
  San Francisco, California 94133
  Telephone: (415) 434-1111

    CBRE Holding, Inc., a Delaware corporation, was formed at the direction of RCBA Strategic Partners for the sole purpose of entering into the merger agreement, holding all of the common stock of BLUM CB Corp. prior to the consummation of the merger and holding all of the common stock of CB Richard Ellis Services after the consummation of the merger. RCBA Strategic Partners is currently the sole stockholder of CBRE Holding. After contributions to be made by RCBA Strategic Partners and the other members of the continuing stockholders pursuant to the contribution and voting agreement, RCBA Strategic Partners will continue to control CBRE Holding as a result of the securityholders' agreement to be entered into by the continuing stockholders at the closing of the merger agreement.

    Claus J. Moller, a citizen of Denmark, currently is the sole director and the president of CBRE Holding. After the consummation of the merger, Mr. Moller will continue to be a director of CBRE Holding but will resign as its president. Mr. Moller's principal occupation is managing partner of BLUM Capital Partners, L.P., which is an affiliate of RCBA Strategic Partners. Prior to 1999, Mr. Moller was a Managing Director of AEA Investors Inc., which is a private equity investment firm. Mr. Moller's principal business address is the same as the address of CBRE Holding.

BLUM CB Corp.

  c/o RCBA Strategic Partners, L.P.
  909 Montgomery Street, Suite 400
  San Francisco, California 94133
  Telephone: (415) 434-1111

    BLUM CB Corp., a Delaware corporation, is a transitory merger vehicle that was formed at the direction of RCBA Strategic Partners for the sole purpose of entering into the merger agreement, and in connection with the closing of the merger agreement, merging with and into CB Richard Ellis Services. BLUM CB Corp. is wholly-owned by CBRE Holding.

    Claus J. Moller currently is the sole director and the president of BLUM CB Corp.

RCBA Strategic Partners, L.P.
Richard Blum

  909 Montgomery Street, Suite 400
  San Francisco, California 94133
  Telephone: (415) 434-1111

    RCBA Strategic Partners, L.P., a Delaware limited partnership, is an investment fund that was formed by affiliates of BLUM Capital Partners, L.P. in 1998. BLUM Capital, which was founded 25 years ago, is a private equity and strategic block investment firm. As of the record date, RCBA Strategic Partners and its affiliates and Richard Blum beneficially owned approximately 16.9% of our common stock.

    The sole general partner of RCBA Strategic Partners is RCBA GP, L.L.C., a Delaware limited liability company. RCBA GP was formed to organize and manage the transactions in which RCBA

Strategic Partners is the principal investor. The names of the managing members and members of RCBA GP, their citizenship and principal occupations are as follows:

Name and Office Held	Citizenship	Current Principal Occupation	Other Occupations During the Past Five Years
Richard C. Blum, Managing Member	USA	President and Chairman, BLUM Capital Partners, L.P.	None
Nils Colin Lind, Managing Member	Norway	Managing Partner, BLUM Capital Partners, L.P.	None
Claus J. Moller, Managing Member	Denmark	Managing Partner, BLUM Capital Partners, L.P.	See CBRE Holding, Inc. above.
Marc T. Schölvinck, Member	USA	Partner and Chief Financial Officer, BLUM Capital Partners, L.P.	None
Murray A. Indick, Member	USA	Partner and General Counsel, BLUM Capital Partners, L.P.	Prior to 1997, Mr. Indick was a partner in the Washington D.C. office of the law firm of Dechert Price & Rhoads.
Jeffrey A. Cozad, Member	USA	Partner, BLUM Capital Partners, L.P.	Prior to 2000, Mr. Cozad was a Managing Director of Security Capital Group Incorporated, a real estate research, investment and operating management company.
Jose S. Medeiros, Member	Brazil	Partner, BLUM Capital Partners, L.P.	Prior to 1998, Mr. Medeiros was a Vice President in the Technology Mergers & Acquisitions group of the investment bank Robertson Stephens & Company.
Kevin A. Richardson, II, Member	USA	Partner, BLUM Capital Partners, L.P.	Prior to 1999, Mr. Richardson was an analyst at Tudor Investment Corporation, which is a hedge fund investment firm.
John C. Walker, Member	USA	Partner, BLUM Capital Partners, L.P.	Prior to 1997, Mr. Walker was Vice President of Prexco Holding, Inc., a private investment holding company.

    Mr. Blum is also a member of our board of directors. The principal address of RCBA GP and each of its managing members and members is the same as the principal address for RCBA Strategic Partners.

FS Equity Partners III, L.P.,
FS Equity Partners International, L.P.
Bradford Freeman

  c/o Freeman Spogli & Co. Incorporated
  11100 Santa Monica Boulevard
  Suite 1900
  Los Angeles, California 90025
  Telephone: (310) 444-1822

    FS Equity Partners III, L.P., or "FSEP," a Delaware limited partnership, is a private equity investment fund. FS Equity Partners International, L.P., or "FSEP International," a Delaware limited partnership, is a private equity investment fund. As of the record date, FSEP and FSEP International, together, and Bradford Freeman beneficially owned approximately 18.2% of our common stock.

    FS Holdings, Inc., a California corporation, is the general partner of FS Capital Partners, L.P., a California limited partnership, which is the general partner of FSEP III. FS Capital Partners and FS Holdings were each formed to organize and manage the transactions in which FSEP III is the principal investor. The principal address of each of these three entities is the same as the address of Freeman Spogli & Co. Incorporated indicated above.

    FS International Holdings Limited, a Cayman Islands exempted company limited by shares, is the general partner of FS&Co. International, L.P., a Cayman Islands exempted limited partnership, which is the general partner of FSEP International. FS&Co. International and FS International Holdings were each formed to organize and manage the transactions in which FSEP International is the principal investor. The principal address of each of these three entities is c/o Paget-Brown & Company, Ltd., West Winds Building, Third Floor, P.O. Box 1111, Grand Cayman, Cayman Islands, B.W.I.

    Bradford M. Freeman is a United States citizen. Mr. Freeman, Ronald P. Spogli, William M. Wardlaw, J. Frederick Simmons, John M. Roth and Charles P. Rullman, Jr. are the directors, executive officers and sole shareholders of FS Holdings, Inc. and FS International Holdings Limited. The principal occupation of each of Messrs. Freeman, Spogli, Wardlaw, Simmons, Roth and Rullman is to serve as the directors and executive officers of Freeman Spogli & Co. Incorporated, a Delaware corporation, which together with related companies are in the business of making private equity investments through affiliated investment partnerships. Mr. Freeman is also a member of our board of directors.

    Each of Messrs. Freeman, Spogli, Wardlaw, Simmons and Rullman has his principal business address and his principal office at the same address indicated for Freeman Spogli & Co. Incorporated above. Mr. Roth has his principal business address and his principal office at 599 Lexington Avenue, 18th Floor, New York, New York 10022.

Ray Wirta

  c/o CB Richard Ellis Services, Inc.
  200 North Sepulveda Boulevard
  El Segundo, California 90245-4380
  Telephone: (310) 563-8600

    Mr. Wirta, a United States citizen, is our Chief Executive Officer and a member of our board of directors. Mr. Wirta served as chief operating officer of CB Richard Ellis Services from May 1998 to May 1999. Mr. Wirta was chief executive officer and a director of Koll Real Estate Services from November 1994 to August 1997. The principal business address of Koll Real Estate Services was 4343 Von Karman Avenue, Newport Beach, California 92660.

Brett White

  c/o CB Richard Ellis Services, Inc.
  200 North Sepulveda Boulevard
  El Segundo, California 90245-4380
  Telephone: (310) 563-8600

    Mr. White, a United States citizen, is the Chairman of the Americas of CB Richard Ellis Services, Inc. and a member of its board of directors. Mr. White was President-Brokerage Services of CB Richard Ellis Services from August 1997 to May 2000 and was Executive Vice President of CB Richard Ellis Services from March 1994 to July 1997.

Frederic Malek

  c/o Thayer Capital Partners
  1455 Pennsylvania Avenue, N.W., Suite 350
  Washington, DC 20004
  Telephone: (202) 371-0150

    Mr. Malek, a United States citizen, is the chairman of Thayer Capital Partners, which is a private equity investment firm, and is a member of the board of directors of CB Richard Ellis Services.

The Koll Holding Company
Donald Koll

  4343 Von Karman Avenue
  Newport Beach, California 92660
  Telephone:

    The Koll Holding Company, a California corporation, was formed to hold shares of the common stock of Koll Real Estate Services, which was acquired by CB Richard Ellis Services in August 1997. The Koll Holding Company is wholly owned by The Koll Company, a California corporation that is a real estate services firm, which is wholly-owned by the Don Koll Separate Property Trust u/d/t April 8, 1999, a trust for which Donald M. Koll is sole trustee. Mr. Koll, a United States citizen, is a member of our board of directors. Mr. Koll's principal occupation is serving as Chairman and Chief Executive Officer of The Koll Company. The principal business address for each of Mr. Koll and each of the entities described in this paragraph is the same as the address for The Koll Holding Company provided above.

General Information

    During the last five years, none of the persons or entities described in this section titled "INFORMATION ABOUT THE ACQUISITION COMPANIES, THE CONTINUING STOCKHOLDERS AND THE AFFILIATED DIRECTORS" has been (1) convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or (2) a party to any civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining any future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violations with respect to such laws.

PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP

    The following table sets forth information regarding beneficial ownership of the shares of CB Richard Ellis Services common stock as of June 13, 2001 by each of our directors and executive officers, our directors and executive officers as a group, and all other stockholders known by us to beneficially own more than five percent of our common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attributes beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In computing the number of shares beneficially owned by a person and the percent of ownership of that person, shares of common stock subject to options or warrants held by that person which are currently exercisable or will become exercisable within 60 days after June 13, 2001, are deemed outstanding, while the shares are not deemed outstanding for purposes of computing percent ownership of any other person. Except as otherwise indicated, each person listed in the table possesses sole voting power and dispositive power over the shares indicated as beneficially owned by such person.

Beneficial Owner	Number of Shares	Percent
Capital Group International, Inc.(1)	2,195,400	10.8%
Capital Guardian Trust Company(2)	2,195,400	10.8%
Dimensional Fund Advisors Inc.(3)	1,230,600	6.1%
FS Equity Partners III, L.P., FS Equity Partners International, L.P.(4)(5)	3,767,347	18.2%
RCBA Strategic Partners, L.P. and related persons(4)(6)	3,423,886	16.9%
Stanton D. Anderson(7)	10,330	*
Gary J. Beban(7)	169,246	*
Richard C. Blum(4)(6)(7)	3,439,091	16.9%
James J. Didion(7)(8)(9)	504,864	2.5%
Bradford M. Freeman(4)(5)(7)	3,769,680	18.2%
Donald M. Koll(4)(7)(10)	1,133,091	5.5%
Paul C. Leach(7)	6,276	*
James H. Leonetti	–	–
David R. Lind(7)	10,386	*
Frederic V. Malek(4)(7)(11)	409,983	2.0%
Walter V. Stafford(7)	68,398	*
Ray E. Uttenhove(7)(9)(12)	8,334	*
Brett White(4)(7)	88,175	*
Gary L. Wilson(7)	14,025	*
Raymond E. Wirta(4)(7)(13)	644,526	3.1%
All directors and executive officers as a group (15 persons)(14)	9,698,867	45.3%

*
Less than 1%.

(1)
Based upon an Amendment No. 3 to Schedule 13G dated December 29, 2000. Capital Group International, Inc. is the parent holding company of a group of investment management companies that hold investment and/or voting power over the shares indicated, and Capital Group International may be deemed to beneficially own such shares, with sole voting power over 1,662,800 such shares and sole dispositive power over 2,195,400 of such shares. The business address of Capital Group International is 11100 Santa Monica Boulevard, Los Angeles, California 90025.

(2)
Based upon an Amendment No. 3 to Schedule 13G dated December 29, 2000. Capital Guardian Trust Company is a bank within the meaning of Section 3(a)(6) of the Securities Exchange of 1934 and is deemed to be the beneficial owner of the shares indicated, with sole voting power over 1,662,800 of such shares and sole dispositive power over 2,195,400 of such shares, as a result of serving as an investment manager for various institutional accounts. The business address of Capital Guardian is 11100 Santa Monica Boulevard, Los Angeles, California 90025.

(3)
Based upon a Schedule 13G dated December 31, 2000. Dimensional Fund Advisors Inc. is an investment advisor registered under the Investment Advisers Act of 1940, serving as investment manager for certain investment companies, trusts and accounts which own the indicated shares, and Dimensional Fund Advisors has sole voting and sole dispositive power over all of such shares. Dimensional Fund Advisors disclaims beneficial ownership of all of such shares. The business address of Dimensional Fund Advisors is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(4)
As a result of the contribution and voting agreement to which this person or its affiliate is a party, this person, together with CBRE Holding, Inc., BLUM CB Corp. and the other parties to the contribution and voting agreement and their affiliates, may be deemed to constitute a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934. Accordingly, each of the members of this group may be deemed to beneficially own 8,906,995 shares of our common stock, which represents approximately 42.0% of the shares our common stock outstanding. See "OTHER AGREEMENTS—Contribution and Voting Agreement" and Appendix B to this proxy statement.

(5)
Includes 364,884 shares issuable on the exercise of currently exercisable warrants. In addition, 3,278,448 shares and 124,015 shares of common stock are held of record by FS Equity Partners III, L.P. ("FSEP III") and FS Equity Partners International, L.P. ("FSEP International"), respectively. As general partner of FS Capital Partners, L.P., which is general partner of FSEP III, FS Holdings, Inc. has the power to vote and dispose of the shares owned by FSEP III. As general partner of FS&Co. International, L.P., which is the general partner of FSEP International, FS International Holdings Limited has the power to vote and dispose of the shares owned by FSEP International. Bradford M. Freeman, Ronald P. Spogli, J. Frederick Simmons, William M. Wardlaw, John M. Roth and Charles R. Rullman, Jr. are the directors, officers and shareholders of FS Holdings and FS International Holdings, and may be deemed to be the beneficial owners of the shares of the common stock and rights to acquire the common stock owned by, FSEP III and FSEP International. The business address of FSEP III, FS Capital Partners, L.P. and FS Holdings and their directors, officers and beneficial owners is 11100 Santa Monica Boulevard, Suite 1900, Los Angeles, California 90025. The business address of FSEP International, FS&Co. International and FS International Holdings is c/o Paget-Brown & Company, Ltd., West Winds Building, Third Floor, Grand Cayman, Cayman Islands, British West Indies. As a result of the contribution and voting agreement, FS Equity Partners III, L.P. and FS Equity Partners International, L.P. have shared voting power and shared dispositive power over 3,767,347 of the indicated shares.

(6)
Includes 2,345,900 shares owned directly by RCBA Strategic Partners, L.P., whose general partner is RCBA GP, L.L.C. Includes 979,825 shares owned directly by BK Capital Partners II, L.P., BK Capital Partners IV, L.P., Stinson Capital Partners, L.P., Stinson Capital Partners II, L.P. and Stinson Capital Partners III, L.P., each of which are limited partnerships as to which BLUM Capital Partners, L.P. is the general partner and 5,461 shares owned directly by BLUM Capital Partners, L.P. Also includes 92,700 shares owned directly by Benefits Connection Group Pension Plan, Common Fund for Non-Profit Organizations, United Brotherhood of Carpenters Pension Plan and Stinson Capital Fund (Cayman) Ltd. as to which BLUM Capital Partners, L.P. is the investment manager with voting and investment discretion. Richard C. Blum & Associates, Inc. is the general partner of BLUM Capital Partners, L.P. Richard C. Blum is (a) a significant shareholder of Richard C. Blum & Associates, (b) the managing member of RCBA GP, L.L.C. and (c) a director of CB Richard Ellis Services. Except as to any pecuniary interest, Mr. Blum disclaims beneficial interest of all of the shares other than those owned by RCBA Strategic Partners. The business address of RCBA Strategic Partners, L.P., RCBA GP, L.L.C., BLUM Capital Partners, L.P. , Richard C. Blum & Associates, Inc., and Richard Blum is 909 Montgomery Street, Suite 400, San Francisco, California 94133. As a result of the contribution and voting agreement, RCBA Strategic Partners, L.P. has shared voting power and shared dispositive power over 3,423,886 of the indicated shares.

(7)
Represents number of shares which the named individual beneficially owns as well as those which the individual has options to acquire that are exercisable on or before June 30, 2001. The respective numbers shown in the table include the following number of option shares for the following individuals: Anderson—10,330; Beban—19,200; Blum—15,205; Didion—200,000; Freeman—2,333; Koll—313,813; Leach—6,276; Lind—4,525; Malek—12,110; Stafford—4,000; Uttenhove—4,773; White—29,600; Wilson—14,025 and Wirta—32,000.

(8)
Includes 7,000 shares held in trust for the benefit of three members of Mr. Didion's immediate family.

(9)
Excludes shares to which the named individual will be entitled pursuant to the CB Richard Ellis Services Deferred Compensation Plan.

(10)
Includes: (1) 6,242 shares underlying warrants owned directly by Mr. Koll; (2) 734,290 shares owned by The Koll Holding Company; and (3) 78,746 shares underlying warrants owned by The Koll Holding Company. Mr. Koll is the sole trustee of the Donald M. Koll Separate Property Trust, which wholly owns The Koll Company, which wholly owns The Koll Holding Company. Ray Wirta, who is a continuing stockholder and the Chief Executive Officer and a director of CB Richard Ellis Services, holds an option granted by The Koll Holding Company to acquire up to 521,590 of the shares of our common stock and warrants to acquire 55,936 shares of our common stock owned by The Koll Holding Company which shares and shares subject to the warrants are included in the number indicated for The Koll Holding Company. As a result of the contribution and voting agreement, Mr. Koll has shared voting power and shared dispositive power over 1,133,091 of the indicated shares.

(11)
Includes 12,110 shares underlying options and 98,000 shares owned by a trust for which Mr. Malek is the trustee. As a result of the contribution and voting agreement, Mr. Malek has shared voting power and shared dispositive power over 409,983 of the indicated shares.

(12)
Includes 103 shares for which Ms. Uttenhove shares investment and voting power with her husband.

(13)
Includes: (1) 32,000 shares underlying options to purchase shares from CB Richard Ellis Services; (2) 521,590 shares owned by The Koll Holding Company that Mr. Wirta has the right to acquire under an option granted by The Koll Holding Company to Mr. Wirta and (3) 55,936 shares underlying warrants to acquire our common stock owned by The Koll Holding Company which Mr. Wirta has the right to acquire under an option granted by The Koll Holding Company to Mr. Wirta. Mr. Wirta has shared voting power and shared dispositive power over 35,000 of the indicated shares and sole voting power and sole dispositive power over 609,526 of the indicated shares. As a result of the contribution and voting agreement, Mr. Wirta has shared voting power and shared dispositive power over 644,526 of the indicated shares.

(14)
Includes 1,118,062 shares underlying options or warrants, including Mr. Wirta's options to acquire an aggregate of 577,526, shares held by The Koll Holding Company (counting such shares only once in such total).

    Following the merger, CBRE Holding will own 100% of the capital stock of CB Richard Ellis Services and the continuing stockholders will own between approximately 80% and 97% of the common stock of CBRE Holding.

OTHER MATTERS

    The board of directors does not presently know of, or intend to present, any matters for consideration at the special meeting other than matters described in the notice of special meeting mailed together with this proxy statement. If other matters are presented that were not known to us a reasonable time prior to making this solicitation, the persons named in the accompanying proxy to vote on such matters will have discretionary authority to vote in accordance with their best judgment.

FUTURE STOCKHOLDER PROPOSALS

    If the merger is completed, we do not intend to hold an annual meeting of stockholders in 2001, nor will there be any public participation in any future meetings of stockholders of CB Richard Ellis Services. However, if the merger is not completed, stockholders will continue to be entitled to attend and participate in stockholders' meetings. If the merger is not completed, you will be informed, by press release or other means determined reasonable by us, of the date by which stockholder proposals must be received by us for inclusion in the proxy materials relating to the annual meeting, which proposals must comply with the rules and regulations of the Securities and Exchange Commission then in effect.

WHERE YOU CAN FIND MORE INFORMATION

    We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. In addition, because the merger is a "going private" transaction, we and the continuing stockholders have filed a Rule 13e-3 Transaction Statement on Schedule 13E-3 with respect to the merger. The Schedule 13E-3 and such reports, proxy statements and other information contain additional information about us. You may read and copy any reports, statements or other information filed by us at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at (800) 732-0330 for further information on the operation of the Public Reference Room. CB Richard Ellis Services' filings with the SEC are also available to the public from commercial document retrieval services and at the website maintained by the SEC located at: "http://www.sec.gov."

    The SEC allows us to "incorporate by reference" information into this proxy statement. This means that we can disclose important information by referring to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement, and later information filed with the SEC will update and supersede the information in this proxy statement.

    We incorporate by reference into this proxy statement each document we file under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the special meeting. We also incorporate by reference into this proxy statement the following documents filed by us with the SEC under the Exchange Act:

  •
  our Annual Report on Form 10-K for the year ended December 31, 2000 filed April 2, 2001;

  •
  our Quarterly Report on Form 10-Q for the quarter ended March 31, 2001 filed May 15, 2001; and

  •
  our Current Reports on Form 8-K filed January 24, 2001, February 21, 2001, February 27, 2001, March 21, 2001, May 3, 2001, May 23, 2001 and June 7, 2001.

    We undertake to provide without charge to each person to whom a copy of this proxy statement has been delivered, upon request, a copy of any or all of the documents incorporated by reference herein, other than the exhibits to such documents, unless such exhibits are specifically incorporated by reference into the information that this proxy statement incorporates. Requests for copies should be directed to CB Richard Ellis Services, Inc., 505 Montgomery Street, Sixth Floor, San Francisco, California 94111, Attention: Walter Stafford, Secretary.

    If you would like to request documents from us, please make sure your request is received before July 10, 2001 in order to receive the documents before the special meeting.

    This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction, to or from any person to whom it is not lawful to make an offer or solicitation in such jurisdiction. The delivery of this proxy statement will not create an implication that there has been no change in the affairs of CB Richard Ellis Services since the date of this proxy statement or that the information herein is correct as of any later date.

    You should rely only on the information contained or incorporated by reference in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated June 13, 2001. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date, and the mailing of this proxy statement will not create any implication that the information contained in this proxy statement is accurate as of any other date.

 Appendix A

AMENDED AND RESTATED
AGREEMENT AND
PLAN OF MERGER

by and among

CB RICHARD ELLIS SERVICES, INC.,
CBRE HOLDING, INC.

and

BLUM CB CORP.

May 31, 2001

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4.21.	Disclaimer of Other Representations and Warranties	A-19
ARTICLE 5	REPRESENTATIONS AND WARRANTIES OF HOLDING AND ACQUIROR	A-19
5.1.	Corporate Existence and Power	A-19
5.2.	Corporate Authorization	A-19
5.3.	Governmental Authorization	A-20
5.4.	Non-Contravention	A-20
5.5.	Financing	A-20
5.6.	Information to Be Supplied	A-21
5.7.	No Breach	A-22
5.8.	Disclaimer of Other Representations and Warranties	A-22
ARTICLE 6	COVENANTS OF THE COMPANY	A-22
6.1.	Company Interim Operations	A-22
6.2.	Stockholder Meeting	A-24
6.3.	Acquisition Proposals; Board Recommendation	A-24
ARTICLE 7	COVENANTS OF HOLDING AND ACQUIROR	A-26
7.1.	Director and Officer Liability	A-26
7.2.	Employee Benefits	A-27
7.3.	Severance Plan	A-28
7.4.	Conduct of Holding and Acquiror	A-28
7.5.	Transfer Taxes	A-28
7.6.	Investment Banking Fee	A-28
7.7.	Financing Arrangements	A-28
7.8.	Contribution and Voting Agreement	A-29
7.9.	Board Member	A-29
ARTICLE 8	COVENANTS OF HOLDING, ACQUIROR AND THE COMPANY	A-29
8.1.	Efforts and Assistance	A-29
8.2.	Proxy Statement and Schedule 13E-3	A-30
8.3.	Public Announcements	A-31
8.4.	Access to Information; Notification of Certain Matters	A-31
8.5.	Further Assurances	A-32
8.6.	Registration Statement	A-32
8.7.	Disposition of Litigation	A-33
8.8.	Confidentiality Agreements	A-33
8.9.	Resignation of Directors	A-33
8.10.	Senior Subordinated Notes	A-33
ARTICLE 9	CONDITIONS TO MERGER	A-34
9.1.	Conditions to the Obligations of Each Party	A-34

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9.2.	Conditions to the Obligations of the Company	A-35
9.3.	Conditions to the Obligations of Acquiror	A-35
ARTICLE 10	TERMINATION	A-36
10.1.	Termination	A-36
10.2.	Effect of Termination	A-37
10.3.	Fees and Expenses	A-37
ARTICLE 11	MISCELLANEOUS	A-38
11.1.	Notices	A-38
11.2.	Amendment and Restatement; Effectiveness of Representations and Warranties and Agreements	A-38
11.3.	Survival of Representations, Warranties and Covenants after the Effective Time	A-39
11.4.	Amendments; No Waivers	A-39
11.5.	Successors and Assigns	A-39
11.6.	Counterparts; Effectiveness; Third Party Beneficiaries	A-39
11.7.	Governing Law	A-39
11.8.	Jurisdiction	A-40
11.9.	Enforcement	A-40
11.10.	Entire Agreement	A-40
11.11.	Authorship	A-40
11.12.	Severability	A-40
11.13.	Waiver of Jury Trial	A-40
11.14.	Headings; Construction	A-40

AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

    This AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER (the "Agreement") is made and entered into this 31st day of May 2001, by and among CB Richard Ellis Services, Inc., a Delaware corporation (the "Company"), CBRE Holding, Inc. a Delaware corporation formerly known as BLUM CB Holding Corp. ("Holding"), and BLUM CB Corp., a Delaware corporation wholly owned by Holding ("Acquiror").

    WHEREAS, a Special Committee of the Board of Directors of the Company has (i) determined that the Merger (as defined herein) is advisable and in the best interest of the Company's stockholders (other than the members of the Buying Group (as defined herein)), and (ii) approved the Merger and recommended approval of the Merger by the Board of Directors of the Company;

    WHEREAS, the Board of Directors of the Company, subsequent to the recommendation of the Special Committee, has (i) determined that the Merger is advisable and in the best interest of the Company's stockholders (other than the members of the Buying Group), and (ii) approved the Merger;

    WHEREAS, the Board of Directors of each of Holding and Acquiror has determined that the Merger is advisable and in the best interest of its stockholders;

    WHEREAS, Holding, Acquiror and certain stockholders of the Company (the "Buying Group") have entered into an amended and restated contribution and voting agreement, a copy of which is attached hereto as Exhibit A (the "Contribution and Voting Agreement"), pursuant to which, among

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other things, those stockholders have agreed to vote their Company Shares in favor of adopting and approving this Agreement and the Merger;

    WHEREAS, by resolutions duly adopted, the respective Boards of Directors of the Company, Holding and Acquiror have approved and adopted this Agreement and the transactions and other agreements contemplated hereby; and

    WHEREAS, the parties to this Agreement previously entered into an Agreement and Plan of Merger, dated as of February 23, 2001 (the "Original Agreement"), and an Amended and Restated Plan and Agreement of Merger, dated as of April 24, 2001 (the "First Amended and Restated Agreement"), and this Agreement constitutes an amendment and restatement of the First Amended and Restated Agreement.

    NOW, THEREFORE, in consideration of the premises and promises contained herein, and intending to be legally bound, the parties hereto agree as set forth below.

ARTICLE 1

DEFINITIONS

    1.1. Definitions. (a) As used herein, the following terms have the meanings set forth below:

    "Acquiror Common Share" means one share of Common Stock of Acquiror, $0.01 par value per share.

    "Acquiror Preferred Share" means one share of Participating Preferred Stock of Acquiror, $0.01 par value per share.

    "Acquisition Proposal" means any offer or proposal (whether or not in writing) from any Third Party regarding any of the following: (a) a transaction pursuant to which a Third Party acquires or would acquire beneficial ownership of more than fifteen percent (15%) of the outstanding shares of any class of Equity Interests of the Company, whether from the Company or pursuant to a tender offer or exchange offer or otherwise, (b) a merger, consolidation, business combination, reorganization, sale of substantially all assets, recapitalization, liquidation, dissolution or similar transaction involving the Company, or (c) any transaction which would result in a Third Party acquiring 15% or more of the fair market value on a consolidated basis of the assets (including, without limitation, the capital stock of Subsidiaries) of the Company and its Subsidiaries immediately prior to such transaction (whether by purchase of assets, acquisition of stock of a Subsidiary or otherwise).

    "Affiliate" means, with respect to any Person, any other Person, directly or indirectly, controlling, controlled by, or under common control with, such Person. For purposes of this definition, the term "control" (including the correlative terms "controlling", "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

    "Business Day" means any day, other than a Saturday, Sunday or one on which banks are authorized by Law to close in New York, New York.

    "Capital Accumulation Plan" means the Capital Accumulation Plan of the Company as amended through the date of this Agreement.

    "Code" means the U.S. Internal Revenue Code of 1986, as amended, together with the rules and regulations promulgated thereunder.

    "Company Balance Sheet" means the Company's consolidated balance sheet included in the Company 10-K relating to its year ended on December 31, 1999.

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    "Company Material Adverse Effect" means any material adverse effect on (a) the business, assets, liabilities, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement or the other agreements and transactions contemplated hereby; provided, however, that this definition shall exclude any material adverse effect arising out of any change or development resulting from (v) U.S. or global general economic or political conditions, (w) conditions generally affecting the industry in which the Company and its Subsidiaries operate, (x) changes in U.S. or global financial markets or conditions, (y) any generally applicable change in Law or GAAP or interpretation of any thereof and/or (z) the announcement of this Agreement or the transactions contemplated hereby or the Company's performance of its obligations under this Agreement and compliance with the covenants set forth herein.

    "Company Share" means one share of common stock of the Company, $0.01 par value per share.

    "Company SEC Documents" means (a) the annual report on Form 10-K of the Company (the "Company 10-K"), for the years ended December 31, 1998 and 1999, (b) the quarterly reports on Form 10-Q of the Company for the quarters ended March 31, June 30 and September 30, 1999 and 2000, (c) the Company's proxy statements relating to meetings of, or actions taken without a meeting by, the Company Stockholders, since January 1, 1999, and (d) all other reports, filings, registration statements and other documents filed by the Company with the SEC since January 1, 1999; in each case including all exhibits, appendices and attachments thereto, whether filed therewith or incorporated by reference therein.

    "Company Stockholders" or "Stockholders" means the stockholders of the Company as of the date hereof, as of the record date for the Company Stockholder Meeting and as of the Closing Date, as applicable.

    "Deferred Compensation Plan" means the Deferred Compensation Plan of the Company, as amended and restated as of November 1, 1999, and as further amended through the date of this Agreement.

    "Equity Interest" means with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of, such Person's capital stock or other equity interests (including, without limitation, partnership or membership interests in a partnership or limited liability company or any other interest or participation that confers on a Person the right to receive a share of the profits and losses, or distributions of assets, of the issuing Person) whether outstanding on the date hereof or issued after the date hereof.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

    "Governmental Entity" means any federal, state or local governmental authority, any transgovernmental authority or any court, administrative or regulatory agency or commission or other governmental authority or agency, domestic or foreign.

    "Holding Material Adverse Effect" means any change or effect that would prevent or materially impair the ability of Holding or Acquiror to consummate the Merger and the other transactions contemplated by this Agreement.

    "Joint Venture" means, with respect to any Person, any corporation or other entity (including a division or line of business of such corporation or other entity) (a) of which such Person and/or any of its Subsidiaries beneficially owns a portion of the Equity Interests that is insufficient to make such corporation or other entity a Subsidiary of such Person, and (b) that is engaged in the same business as such Person or its Subsidiaries or in a related or complementary business. "Company Joint Venture" means a Joint Venture of the Company.

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    "Knowledge" means, with respect to the matter in question, if any of the executive officers of the Company listed in Section 1.1 of the Company Disclosure Schedule has actual knowledge of the matter.

    "Law" means any federal, state, local or foreign law, rule, regulation, judgment, code, ruling, statute, order, decree, injunction or ordinance or other legal requirement.

    "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of an asset; provided, however, that the term "Lien" shall not include (a) liens for utilities and current Taxes not yet due and payable, (b) mechanics', carriers', workers', repairers', materialmen's, warehousemen's and other similar liens arising or incurred in the ordinary course of business or (c) liens for Taxes being contested in good faith.

    "Material Joint Venture" means a Company Joint Venture in which the Company and the Company Subsidiaries, collectively, have invested, or committed to invest, at least $3.0 million.

    "Material Subsidiary" means a Company Subsidiary with more than $25.0 million in consolidated revenue during the Company's fiscal year ended December 31, 2000.

    "Non-U.S. Competition Laws" means all (a) non-U.S. Laws intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade, (b) antitrust Laws by antitrust authorities outside of the United States and (c) takeover Laws of jurisdictions outside of the United States.

    "Person" means an individual, corporation, limited liability company, partnership, association, trust or any other entity or organization, including any Governmental Entity.

    "Prospectus" means the prospectus included in the Registration Statement, together with any amendments or supplements thereto.

    "Proxy Statement" means the proxy statement relating to the Company Stockholder Meeting, together with any amendments or supplements thereto.

    "RCBA" means RCBA Strategic Partners, L.P., a Delaware limited partnership and the sole stockholder of Holding as of the date hereof.

    "Registration Statement" means the Registration Statement on Form S-1 or comparable form, together with any supplements thereto, registering shares of common stock of Holding for issuance to employees of the Company under the Securities Act.

    "Schedule 13E-3" means the Statement on Schedule 13E-3 to be filed by the Company and Holding concurrently with the filing of the Proxy Statement pursuant to the Exchange Act, together with any amendments or supplements thereto.

    "SEC" means the Securities and Exchange Commission.

    "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

    "Special Committee" means the Special Committee of the Board of Directors appointed by resolution of the Company's Board of Directors adopted on November 10, 2000.

    "Subsidiary" means, with respect to any Person, any corporation or other entity (including joint ventures) of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are directly or indirectly owned, by such Person. "Company Subsidiary" means a Subsidiary of the Company.

    "Superior Proposal" means any of the transactions described in the definition of Acquisition Proposal (with all of the percentages included in the definition of Acquisition Proposal increased to 51% for purposes of this definition) that is on terms which a majority of the disinterested members of

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the Company's Board of Directors or the Special Committee determines in good faith, after considering the advice of outside legal counsel and financial advisors (a) represents a financially superior transaction for the Company's Stockholders (other than Holding, Acquiror and the members of the Buying Group and each of their respective Affiliates) to the transactions contemplated hereby; (b) would result in a transaction, if consummated, that would be more favorable to the Company's Stockholders (other than Holding, Acquiror and the members of the Buying Group and each of their respective Affiliates) (taking into account all facts and circumstances, including all legal, financial, regulatory and other aspects of the proposal and the identity of the offeror) than the transactions contemplated hereby; and (c) is reasonably capable of being consummated (including, without limitation, the availability of committed financing).

    "Taxes" means all United States federal, state, local or foreign income, profits, estimated gross receipts, windfall profits, environmental (including taxes under Section 59A of the Code), severance, property, intangible property, occupation, production, sales, use, license, excise, emergency excise, franchise, capital gains, capital stock, employment, withholding, social security (or similar), disability, transfer, registration, stamp, payroll, goods and services, value added, alternative or add-on minimum tax, estimated, or any other tax, custom, duty or governmental fee, or other like assessment or charge of any kind whatsoever, together with any interest, penalties, fines, related liabilities or additions to tax that may become payable in respect therefore imposed by any Governmental Entity, whether disputed or not.

    "Third Party" means a Person (or group of Persons) other than Holding, Acquiror or any of their Affiliates (excluding the Company and its controlled Affiliates).

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 AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

    This AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER (the "Agreement") is made and entered into this 31st day of May 2001, by and among CB Richard Ellis Services, Inc., a Delaware corporation (the "Company"), CBRE Holding, Inc. a Delaware corporation formerly known as BLUM CB Holding Corp. ("Holding"), and BLUM CB Corp., a Delaware corporation wholly owned by Holding ("Acquiror").

    WHEREAS, a Special Committee of the Board of Directors of the Company has (i) determined that the Merger (as defined herein) is advisable and in the best interest of the Company's stockholders (other than the members of the Buying Group (as defined herein)), and (ii) approved the Merger and recommended approval of the Merger by the Board of Directors of the Company;

    WHEREAS, the Board of Directors of the Company, subsequent to the recommendation of the Special Committee, has (i) determined that the Merger is advisable and in the best interest of the Company's stockholders (other than the members of the Buying Group), and (ii) approved the Merger;

    WHEREAS, the Board of Directors of each of Holding and Acquiror has determined that the Merger is advisable and in the best interest of its stockholders;

    WHEREAS, Holding, Acquiror and certain stockholders of the Company (the "Buying Group") have entered into an amended and restated contribution and voting agreement, a copy of which is attached hereto as Exhibit A (the "Contribution and Voting Agreement"), pursuant to which, among other things, those stockholders have agreed to vote their Company Shares in favor of adopting and approving this Agreement and the Merger;

    WHEREAS, by resolutions duly adopted, the respective Boards of Directors of the Company, Holding and Acquiror have approved and adopted this Agreement and the transactions and other agreements contemplated hereby; and

    WHEREAS, the parties to this Agreement previously entered into an Agreement and Plan of Merger, dated as of February 23, 2001 (the "Original Agreement"), and an Amended and Restated Plan and Agreement of Merger, dated as of April 24, 2001 (the "First Amended and Restated Agreement"), and this Agreement constitutes an amendment and restatement of the First Amended and Restated Agreement.

    NOW, THEREFORE, in consideration of the premises and promises contained herein, and intending to be legally bound, the parties hereto agree as set forth below.

ARTICLE 1

DEFINITIONS

    1.1. Definitions. (a) As used herein, the following terms have the meanings set forth below:

    "Acquiror Common Share" means one share of Common Stock of Acquiror, $0.01 par value per share.

    "Acquiror Preferred Share" means one share of Participating Preferred Stock of Acquiror, $0.01 par value per share.

    "Acquisition Proposal" means any offer or proposal (whether or not in writing) from any Third Party regarding any of the following: (a) a transaction pursuant to which a Third Party acquires or would acquire beneficial ownership of more than fifteen percent (15%) of the outstanding shares of any class of Equity Interests of the Company, whether from the Company or pursuant to a tender offer or exchange offer or otherwise, (b) a merger, consolidation, business combination, reorganization, sale of substantially all assets, recapitalization, liquidation, dissolution or similar transaction involving the Company, or (c) any transaction which would result in a Third Party acquiring 15% or more of the fair market value on a consolidated basis of the assets (including, without limitation, the capital stock of

A–1

Subsidiaries) of the Company and its Subsidiaries immediately prior to such transaction (whether by purchase of assets, acquisition of stock of a Subsidiary or otherwise).

    "Affiliate" means, with respect to any Person, any other Person, directly or indirectly, controlling, controlled by, or under common control with, such Person. For purposes of this definition, the term "control" (including the correlative terms "controlling", "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

    "Business Day" means any day, other than a Saturday, Sunday or one on which banks are authorized by Law to close in New York, New York.

    "Capital Accumulation Plan" means the Capital Accumulation Plan of the Company as amended through the date of this Agreement.

    "Code" means the U.S. Internal Revenue Code of 1986, as amended, together with the rules and regulations promulgated thereunder.

    "Company Balance Sheet" means the Company's consolidated balance sheet included in the Company 10-K relating to its year ended on December 31, 1999.

    "Company Material Adverse Effect" means any material adverse effect on (a) the business, assets, liabilities, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement or the other agreements and transactions contemplated hereby; provided, however, that this definition shall exclude any material adverse effect arising out of any change or development resulting from (v) U.S. or global general economic or political conditions, (w) conditions generally affecting the industry in which the Company and its Subsidiaries operate, (x) changes in U.S. or global financial markets or conditions, (y) any generally applicable change in Law or GAAP or interpretation of any thereof and/or (z) the announcement of this Agreement or the transactions contemplated hereby or the Company's performance of its obligations under this Agreement and compliance with the covenants set forth herein.

    "Company Share" means one share of common stock of the Company, $0.01 par value per share.

    "Company SEC Documents" means (a) the annual report on Form 10-K of the Company (the "Company 10-K"), for the years ended December 31, 1998 and 1999, (b) the quarterly reports on Form 10-Q of the Company for the quarters ended March 31, June 30 and September 30, 1999 and 2000, (c) the Company's proxy statements relating to meetings of, or actions taken without a meeting by, the Company Stockholders, since January 1, 1999, and (d) all other reports, filings, registration statements and other documents filed by the Company with the SEC since January 1, 1999; in each case including all exhibits, appendices and attachments thereto, whether filed therewith or incorporated by reference therein.

    "Company Stockholders" or "Stockholders" means the stockholders of the Company as of the date hereof, as of the record date for the Company Stockholder Meeting and as of the Closing Date, as applicable.

    "Deferred Compensation Plan" means the Deferred Compensation Plan of the Company, as amended and restated as of November 1, 1999, and as further amended through the date of this Agreement.

    "Equity Interest" means with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of, such Person's capital stock or other equity interests (including, without limitation, partnership or membership interests in a partnership or limited liability company or any other interest or participation that confers

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on a Person the right to receive a share of the profits and losses, or distributions of assets, of the issuing Person) whether outstanding on the date hereof or issued after the date hereof.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

    "Governmental Entity" means any federal, state or local governmental authority, any transgovernmental authority or any court, administrative or regulatory agency or commission or other governmental authority or agency, domestic or foreign.

    "Holding Material Adverse Effect" means any change or effect that would prevent or materially impair the ability of Holding or Acquiror to consummate the Merger and the other transactions contemplated by this Agreement.

    "Joint Venture" means, with respect to any Person, any corporation or other entity (including a division or line of business of such corporation or other entity) (a) of which such Person and/or any of its Subsidiaries beneficially owns a portion of the Equity Interests that is insufficient to make such corporation or other entity a Subsidiary of such Person, and (b) that is engaged in the same business as such Person or its Subsidiaries or in a related or complementary business. "Company Joint Venture" means a Joint Venture of the Company.

    "Knowledge" means, with respect to the matter in question, if any of the executive officers of the Company listed in Section 1.1 of the Company Disclosure Schedule has actual knowledge of the matter.

    "Law" means any federal, state, local or foreign law, rule, regulation, judgment, code, ruling, statute, order, decree, injunction or ordinance or other legal requirement.

    "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of an asset; provided, however, that the term "Lien" shall not include (a) liens for utilities and current Taxes not yet due and payable, (b) mechanics', carriers', workers', repairers', materialmen's, warehousemen's and other similar liens arising or incurred in the ordinary course of business or (c) liens for Taxes being contested in good faith.

    "Material Joint Venture" means a Company Joint Venture in which the Company and the Company Subsidiaries, collectively, have invested, or committed to invest, at least $3.0 million.

    "Material Subsidiary" means a Company Subsidiary with more than $25.0 million in consolidated revenue during the Company's fiscal year ended December 31, 2000.

    "Non-U.S. Competition Laws" means all (a) non-U.S. Laws intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade, (b) antitrust Laws by antitrust authorities outside of the United States and (c) takeover Laws of jurisdictions outside of the United States.

    "Person" means an individual, corporation, limited liability company, partnership, association, trust or any other entity or organization, including any Governmental Entity.

    "Prospectus" means the prospectus included in the Registration Statement, together with any amendments or supplements thereto.

    "Proxy Statement" means the proxy statement relating to the Company Stockholder Meeting, together with any amendments or supplements thereto.

    "RCBA" means RCBA Strategic Partners, L.P., a Delaware limited partnership and the sole stockholder of Holding as of the date hereof.

    "Registration Statement" means the Registration Statement on Form S-1 or comparable form, together with any supplements thereto, registering shares of common stock of Holding for issuance to employees of the Company under the Securities Act.

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    "Schedule 13E-3" means the Statement on Schedule 13E-3 to be filed by the Company and Holding concurrently with the filing of the Proxy Statement pursuant to the Exchange Act, together with any amendments or supplements thereto.

    "SEC" means the Securities and Exchange Commission.

    "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

    "Special Committee" means the Special Committee of the Board of Directors appointed by resolution of the Company's Board of Directors adopted on November 10, 2000.

    "Subsidiary" means, with respect to any Person, any corporation or other entity (including joint ventures) of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are directly or indirectly owned, by such Person. "Company Subsidiary" means a Subsidiary of the Company.

    "Superior Proposal" means any of the transactions described in the definition of Acquisition Proposal (with all of the percentages included in the definition of Acquisition Proposal increased to 51% for purposes of this definition) that is on terms which a majority of the disinterested members of the Company's Board of Directors or the Special Committee determines in good faith, after considering the advice of outside legal counsel and financial advisors (a) represents a financially superior transaction for the Company's Stockholders (other than Holding, Acquiror and the members of the Buying Group and each of their respective Affiliates) to the transactions contemplated hereby; (b) would result in a transaction, if consummated, that would be more favorable to the Company's Stockholders (other than Holding, Acquiror and the members of the Buying Group and each of their respective Affiliates) (taking into account all facts and circumstances, including all legal, financial, regulatory and other aspects of the proposal and the identity of the offeror) than the transactions contemplated hereby; and (c) is reasonably capable of being consummated (including, without limitation, the availability of committed financing).

    "Taxes" means all United States federal, state, local or foreign income, profits, estimated gross receipts, windfall profits, environmental (including taxes under Section 59A of the Code), severance, property, intangible property, occupation, production, sales, use, license, excise, emergency excise, franchise, capital gains, capital stock, employment, withholding, social security (or similar), disability, transfer, registration, stamp, payroll, goods and services, value added, alternative or add-on minimum tax, estimated, or any other tax, custom, duty or governmental fee, or other like assessment or charge of any kind whatsoever, together with any interest, penalties, fines, related liabilities or additions to tax that may become payable in respect therefore imposed by any Governmental Entity, whether disputed or not.

    "Third Party" means a Person (or group of Persons) other than Holding, Acquiror or any of their Affiliates (excluding the Company and its controlled Affiliates).

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    (b) Each of the following terms is defined in the Section set forth opposite such term:

Terms	Section
Acquiror	Preamble
Acquiror Senior Subordinated Notes	5.5(b)
Agreement	Preamble
Buying Group	Preamble
Certificate of Merger	2.1(b)
Certificates	3.4(a)
Claim	7.1(b)
Closing	2.1(d)
Closing Date	2.1(d)
Commitment Letter Financing	5.5(a)
Commitment Letters	5.5(a)
Company	Preamble
Company Employee Plans	4.12(a)
Company Intellectual Property	4.15
Company Option	3.5(a)
Company Preferred Stock	4.5(a)
Company Recommendation	6.2
Company Returns	4.11
Company Securities	4.5(b)
Company Stockholder Approval	4.19(a)
Company Stockholder Meeting	6.2
Confidentiality Agreement	8.4(a)
Contribution and Voting Agreement	Preamble
CSFB	5.5(a)
Debt Offer	8.10(a)
DGCL	2.1(a)
DLJ	5.5(a)
Dissenting Shares	3.8(a)
Effective Time	2.1(b)
End Date	10.1(b)(i)
ERISA	4.12(a)
ERISA Affiliate	4.12(a)
Exchange Agent	3.4(a)
Exchange Fund	3.4(a)
Financing	5.5(b)
Financing Agreements	7.7(a)
Foreign Plan	4.12(i)
GAAP	4.8(a)
Holding	Preamble
Holding Shares	3.7(a)
HSR Act	4.3
Indemnified Parties	7.1(b)
Indenture	8.10(a)
Letter of Transmittal	8.10(c)
Loan Shares	4.5(a)
Material Contracts	4.18
Merger	2.1(a)
Merger Consideration	3.3

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Multiemployer Plan	4.12(b)
Note Purchase Agreement	5.5(b)
Notes	8.10(a)
Offer Documents	8.10(c)
Offer to Purchase	8.10(c)
Permits	4.13(b)
Permitted Actions	6.3(a)
Phantom Shares	4.5(a)
Plan Proceeds	3.7(a)
Purchase Agreement Financing	5.5(b)
Retirement Plan	4.12(b)
Secretary of State	2.1(b)
Senior Subordinated Notes Proceeds	5.5(b)
Share Limit	3.7(a)
Stock Fund Participant	3.7(a)
Surviving Corporation	2.1(a)
Termination Fee	10.2(b)
Transfer Taxes	7.5
Vested CBRE Stock Fund Units	3.6(a)

ARTICLE 2

THE MERGER

    2.1.  The Merger.

    (a) At the Effective Time, Acquiror shall be merged with and into the Company (the "Merger") in accordance with the terms and conditions of this Agreement and the Delaware General Corporation Law (the "DGCL"), at which time the separate corporate existence of Acquiror shall cease and the Company shall continue its existence. In its capacity as the corporation surviving the Merger, this Agreement sometimes refers to the Company as the "Surviving Corporation".

    (b) As soon as practicable on or after the Closing Date, the Company and Acquiror will file a certificate of merger or other appropriate documents (the "Certificate of Merger") with the Delaware Secretary of State (the "Secretary of State") and make all other filings or recordings required by the DGCL in connection with the Merger. The Merger shall become effective at the time when the Certificate of Merger is duly filed with and accepted by the Secretary of State, or at such later time as is agreed upon by the parties and specified in the Certificate of Merger (such time as the Merger becomes effective is referred to herein as the "Effective Time").

    (c) From and after the Effective Time, the Merger shall have the effects set forth in Section 259 of the DGCL.

    (d) The closing of the Merger (the "Closing") shall be held at the offices of Simpson Thacher & Bartlett, 3330 Hillview Avenue, Palo Alto, California 94304 (or such other place as agreed by the parties) on the later of (a) the date of the Company Stockholder Meeting, or (b) the day on which all of the conditions set forth in Article 9 are satisfied or waived, unless the parties hereto agree to another date. The date upon which the Closing occurs is hereinafter referred to as the "Closing Date".

    2.2. Organizational Documents. The Certificate of Merger shall provide that at the Effective Time, by virtue of the Merger and without any action on the part of the holder of any Company Share, (a) the Company's certificate of incorporation in effect immediately prior to the Effective Time shall be the Surviving Corporation's certificate of incorporation and Article FOURTH of the Surviving Corporation's certificate of incorporation shall be amended and restated as set forth in Exhibit B

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hereto, and (b) the Company's by-laws in effect immediately prior to the Effective Time shall be the Surviving Corporation's by-laws, in each case until amended in accordance with applicable Law. .

    2.3. Directors and Officers. From and after the Effective Time (until successors are duly elected or appointed and qualified), (a) Acquiror's directors at the Effective Time shall be the Surviving Corporation's directors and (b) the Company's officers immediately prior to the Effective Time shall be the Surviving Corporation's officers

ARTICLE 3

CONVERSION OF SECURITIES AND RELATED MATTERS

    3.1. Capital Stock of Acquiror. As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any Company Share or Acquiror Common Share or Acquiror Preferred Share:

    (a) each Acquiror Common Share issued and outstanding immediately prior to the Effective Time shall be converted into one share of Common Stock, $0.01 par value per share, of the Surviving Corporation; and

    (b) each Acquiror Preferred Share issued and outstanding immediately prior to the Effective Time shall be converted into one share of Series A Convertible Participating Preferred Stock, $0.01 par value per share, of the Surviving Corporation.

    3.2. Cancellation of Treasury Stock and Acquiror Owned Shares. As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any Company Share or Acquiror Share, each Company Share held by the Company as treasury stock or owned by Holding, Acquiror or any Company Subsidiary immediately prior to the Effective Time shall be canceled and retired, and no payment shall be made or consideration delivered in respect thereof.

    3.3. Conversion of Company Shares. As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any Company Share or Acquiror Share, each Company Share issued and outstanding immediately prior to the Effective Time (other than (a) shares to be cancelled in accordance with Section 3.2 and (b) Dissenting Shares) shall be converted into the right to receive in cash from Acquiror, without interest, an amount equal to $16.00 (the "Merger Consideration").

    3.4. Exchange of Certificates.

    (a) Exchange Agent. Promptly after the date hereof, Acquiror shall appoint a bank or trust company reasonably acceptable to the Company as an agent (the "Exchange Agent") for the benefit of holders of Company Shares for the purpose of exchanging, pursuant to this Article 3, certificates representing the Company Shares (the "Certificates"). Acquiror will make available to the Exchange Agent, as needed, the Merger Consideration to be paid in respect of Company Shares pursuant to this Article 3 (the "Exchange Fund"), and except as contemplated by Section 3.4(f) or Section 3.4(g) hereof, the Exchange Fund shall not be used for any other purpose. The Exchange Agent shall invest the Merger Consideration as directed by the Acquiror or the Surviving Corporation, as the case may be, on a daily basis. Any interest and other income resulting from such investments shall be paid to the Surviving Corporation.

    (b) Exchange Procedures. As promptly as practicable after the Effective Time, the Surviving Corporation shall send, or shall cause the Exchange Agent to send, to each record holder of Certificates a letter of transmittal and instructions (which shall be in customary form and specify that delivery shall be effected, and risk of loss and title shall pass, only upon delivery of the Certificates to the Exchange Agent), for use in the exchange contemplated by this Section 3.4. Upon surrender of a Certificate to the Exchange Agent, together with a duly executed letter of transmittal, the holder shall be entitled to receive in exchange therefor the Merger Consideration as provided in this Article 3 in respect of the Company Shares represented by the Certificate (after giving effect to any required

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withholding Tax). Until surrendered as contemplated by this Section 3.4, each Certificate shall be deemed after the Effective Time to represent only the right to receive the Merger Consideration.

    (c) No Further Rights in Company Shares. All cash paid upon surrender of Certificates in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to Company Shares represented thereby. From and after the Effective Time, the holders of Certificates shall cease to have any rights with respect to Company Shares, except as otherwise provided herein or by Law. As of the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers on the Company's stock transfer books of any Company Shares, other than transfers that occurred before the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Section 3.4.

    (d) Alternate Endorsement. If payment of the Merger Consideration in respect of Company Shares is to be made to a Person other than the Person in whose name a surrendered Certificate is registered, it shall be a condition to such payment that the Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and that the Person requesting such payment shall have paid any transfer and other Taxes required by reason of such payment in a name other than that of the registered holder of the Certificate surrendered or shall have established to the satisfaction of the Surviving Corporation or the Exchange Agent that such Tax either has been paid or is not payable.

    (e) Return of Merger Consideration. Upon demand by the Surviving Corporation, the Exchange Agent shall deliver to the Surviving Corporation any portion of the Merger Consideration made available to the Exchange Agent pursuant to this Section 3.4 that remains undistributed to holders of Company Shares six (6) months after the Effective Time. Holders of Certificates who have not complied with this Section 3.4 prior to the demand by the Surviving Corporation shall thereafter look only to the Surviving Corporation for payment of any claim to the Merger Consideration.

    (f)  No Liability. None of Holding, the Surviving Corporation or the Exchange Agent shall be liable to any Person in respect of any Company Shares (or dividends or distributions with respect thereto) for any amounts paid to a public official pursuant to any applicable abandoned property, escheat or similar Law.

    (g) Withholding Rights. Each of the Surviving Corporation and Acquiror shall be entitled to deduct and withhold from the Merger Consideration otherwise payable hereunder to any Person any amounts which it is required to deduct and withhold with respect to payment under any provision of federal, state or local income tax Law. To the extent that the Surviving Corporation or Acquiror withholds those amounts, the withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of Company Shares in respect of which deduction and withholding was made by the Surviving Corporation or Acquiror, as the case may be.

    (h) Lost Certificates. If any Certificate has been or is claimed to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming that a Certificate has been lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to that Certificate, the Exchange Agent will deliver in exchange for such lost, stolen or destroyed Certificate, the proper amount of the Merger Consideration.

    3.5. Company Stock Options.

    (a) At the Effective Time, each option to purchase Company Shares (each, a "Company Option") outstanding under any stock option or compensation plan or arrangement of the Company, whether or not vested, shall be canceled and in consideration of such cancellation, the Surviving Corporation shall pay to each holder of a canceled Company Option, as soon as practicable following the Effective Time, an amount per Company Share subject to such canceled Company Option equal to the greater of (i) the excess, if any, of (A) the Merger Consideration over (B) the exercise price per Company Share subject to such canceled Company Option and (ii) $1.00.

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    (b) Prior to the Effective Time, the Company, Holding and Acquiror shall take all commercially reasonable actions to (i) obtain all necessary consents from the holders of Company Options and (ii) take such other actions (including, without limitation, amending the terms of any Company stock option or compensation plan or arrangement), necessary to give effect to the transactions contemplated by Section 3.5(a).

    3.6.  Deferred Compensation Plan.

    (a) At the Effective Time, the Deferred Compensation Plan shall be amended so that each CBRE Stock Fund Unit (as defined in the Deferred Compensation Plan) shall thereafter represent the right to receive a share of the common stock of Holding in accordance with the terms and conditions set forth in the Deferred Compensation Plan. Each participant in the Deferred Compensation Plan who has CBRE Stock Fund Units that are vested as of the Effective Time and are credited to his or her account as of the Effective Time ("Vested CBRE Stock Fund Units") will be required, prior to the Effective Time, to make one of the following elections with respect to such Vested CBRE Stock Fund Units: (i) convert the value of his or her Vested CBRE Stock Fund Units (based upon the Merger Consideration) into any of the insurance mutual fund or interest index fund alternatives provided under the Deferred Compensation Plan as of the Effective Time, or (ii) continue to hold the Vested CBRE Stock Fund Units in his or her account under the Deferred Compensation Plan; provided, however, that the election set forth in the foregoing clause (ii) shall only be available to participants in the Deferred Compensation Plan who have Vested CBRE Stock Fund Units and are United States employees of the Company or any of its Subsidiaries or independent contractors of the Company or its Subsidiaries in the states of California, New York, Illinois or Washington, in each of the foregoing cases as of the Effective Time.

    (b) Prior to the Effective Time, the Company, Holding and Acquiror shall take all commercially reasonable actions (including, without limitation, amending the terms of the Deferred Compensation Plan) necessary to give effect to the transactions contemplated by Section 3.6(a).

    3.7.  Capital Accumulation Plan.

    (a) In accordance with Section 3.3, at the Effective Time, each participant in the Company's Capital Accumulation Plan with an account balance invested in the Company Stock Fund (as defined in the Company's Capital Accumulation Plan) (a "Stock Fund Participant") shall receive, in consideration for such participant's Company Shares in the Company Stock Fund, the product of (i) the number of Company Shares held in the Company Stock Fund at such time multiplied by (ii) the Merger Consideration (the "Plan Proceeds"). As of the Effective Time, provided that the Registration Statement shall have been declared effective by the SEC prior thereto, each participant in the Company's Capital Accumulation Plan who is a United States employee of the Company or any of its Subsidiaries as of the Effective Time (the "Eligible Participants"), may invest, pursuant to the terms of the Capital Accumulation Plan, in shares of the Class A Common Stock of Holding, par value $0.01 per share (the "Holding Shares"), based on a per share price equal to the Merger Consideration; provided, however, that the aggregate number of Holding Shares that all Eligible Participants will be entitled to purchase shall not exceed fifty percent of the total number of Company Shares held in the Company Stock Fund by all Stock Fund Participants as of April 1, 2001 (the "Share Limit"); provided, further, that Holding may increase the Share Limit in its sole discretion. In the event that the Eligible Participants request to purchase an aggregate number of Holding Shares in excess of the Share Limit, the amount subscribed to by each Eligible Participant shall be reduced pro rata based on the number of shares of Holding each Eligible Participant initially requested to purchase. Notwithstanding anything to the contrary stated herein, no Eligible Participant will be entitled to have greater than 50% of his or her total account balance in the Capital Accumulation Plan invested in Holding Shares as of the Effective Time (with all other investments in the Capital Accumulation Plan account of such Eligible

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Participant being valued as of the month end immediately preceding the effectiveness of the Registration Statement).

    (b) Prior to the Effective Time, the Company and Holding shall take all commercially reasonable actions (including, without limitation, amending the terms of the Capital Accumulation Plan) necessary to give effect to the transactions contemplated by Section 3.7(a).

    3.8.  Dissenting Shares.

    (a) Notwithstanding any provision of this Agreement to the contrary, Company Shares that are outstanding immediately prior to the Effective Time and which are held by Persons who shall have properly demanded in writing appraisal for such shares in accordance with Section 262 (or any successor provision) of the DGCL (the "Dissenting Shares") shall not be converted into or represent the right to receive the Merger Consideration as provided hereunder and shall only be entitled to such rights and consideration as are granted by Section 262 (or any successor provision) of the DGCL. Such Persons shall be entitled to receive payment of the appraised value of such Company Shares in accordance with the provisions of Section 262 (or any successor provision) of the DGCL, except that all Dissenting Shares held by Persons who shall have failed to perfect or who effectively shall have withdrawn or lost their right to appraisal of such shares under Section 262 (or any successor provision) of the DGCL shall thereupon be deemed to have been converted into the Merger Consideration pursuant to Section 3.3 hereto as of the Effective Time or the occurrence of such event, whichever occurs later.

    (b) The Company shall give Acquiror (i) prompt notice of any demands for appraisal received by the Company, withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company and (ii) the opportunity to participate in all negotiations and proceedings with respect to demands for appraisal or the payment of the fair cash value of any such shares under the DGCL. The Company shall not, except with the prior written consent of Acquiror, make any payment with respect to any demands for appraisal or the payment of the fair cash value of any such shares or offer to settle or settle any such demands.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

    Except as disclosed in (i) the Company Disclosure Schedule attached hereto or (ii) the Company SEC Documents filed prior to the date hereof or except as specifically contemplated by this Agreement, the Company represents and warrants to Acquiror as set forth below.

    4.1.  Corporate Existence and Power.  The Company is a corporation, duly incorporated, validly existing and in good standing under the Laws of the State of Delaware, and has all corporate powers and authority required to own, lease and operate its properties and to carry on its business as now conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned, leased or operated by it or the nature of its activities makes qualification necessary, except where the failure to be qualified would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

    4.2.  Corporate Authorization.  The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Merger and the other transactions contemplated hereby are within the Company's corporate powers and, except for the Company Stockholder Approval, have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby (other than the Company Stockholder Approval and the filing and recordation of the appropriate documents with respect to the Merger in accordance with the DGCL). The Board of Directors of the Company has approved this Agreement and has

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resolved to recommend that its stockholders vote their shares in favor of the adoption of this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company, and assuming that this Agreement constitutes the valid and binding obligation of Holding and Acquiror, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

    4.3.  Governmental Authorization.  The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby will not require any consent, approval, action, order, authorization, or permit of, or registration or filing with, any Governmental Entity, other than (a) the filing of (i) the Certificate of Merger in accordance with the DGCL and (ii) the appropriate documents with respect to the Company's qualification to do business with the relevant authorities of other states or jurisdictions in which the Company is qualified to do business; (b) compliance with any applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") and any Non-U.S. Competition Laws; (c) compliance with any applicable requirements of the Securities Act and the Exchange Act; (d) such as may be required under any applicable state securities or blue sky Laws; and (e) other consents, approvals, actions, orders, authorizations, registrations, declarations, filings and permits which, if not obtained or made, would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect. The consummation of the Merger and the other transactions contemplated hereby will not result in the lapse of any Permit of the Company or its Subsidiaries or the breach of any authorization or right to use any Permit of the Company or its Subsidiaries or other right that the Company or any of its Subsidiaries has from a Third Party, except where such lapses or breaches would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

    4.4.  Non-Contravention.  The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Merger and the other transactions contemplated hereby do not and will not (a) contravene or conflict with the Company's certificate of incorporation or by-laws, (b) assuming compliance with the matters referred to in Section 4.3, contravene or conflict with or constitute a violation of any provision of any Law binding upon or applicable to the Company or its Subsidiaries or by which any of their respective properties is bound or affected, (c) constitute a default under (or an event that with notice or lapse of time or both could reasonably be expected to become a default) or give rise (with or without notice or lapse of time or both) to a right of termination, amendment, cancellation or acceleration under any agreement, contract, note, bond, mortgage, indenture, lease, franchise, Permit or other similar authorization or joint venture, limited liability or partnership agreement or other instrument binding upon the Company or any Company Subsidiary, or (d) result in the creation or imposition of any Lien on any asset of the Company or any Company Subsidiary, other than, in the case of clauses (b), (c) and (d), any items that would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

    4.5.  Capitalization.

    (a) The authorized capital stock of the Company consists of 100,000,000 Company Shares and 8,000,000 shares of preferred stock, $0.01 par value per share ("Company Preferred Stock"). As of February 19, 2001, (i) 21,678,125 Company Shares were issued and outstanding (1,380,094 Company Shares were held in treasury), all of which have been duly authorized and validly issued and are fully paid and nonassessable and were issued free of preemptive or similar rights, including (x) 804,911 shares issued pursuant to the Company's 1999 Equity Incentive Plan and 1996 Equity Incentive Plan (the "Loan Shares") and (y) 1,781,837 shares held by the Company's Capital Accumulation Plan, (ii) no Company Shares were held by Subsidiaries of the Company, (iii) 2,679,893 Company Shares were issuable upon the exercise of Company Options then outstanding, (iv) 1,841,233 Company Shares were issuable as a result of elections made under the Company's Deferred Compensation Plan (the "Phantom Shares"), of which 996,338 were vested, (v) 598,147 Company Shares were issuable upon the

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exercise of Company Warrants then outstanding and (vi) no shares of Company Preferred Stock were issued and outstanding. Since September 30, 2000, the Company has not declared or paid any dividend or distribution in respect of any of its Equity Interests and has not repurchased or redeemed any shares of its Equity Interests, and its Board of Directors has not resolved to do any of the foregoing.

    (b) As of the date hereof, except (i) as set forth in this Section 4.5 and (ii) for changes since February 19, 2001, resulting from the exercise of stock options outstanding on that date, the Company has not issued, or reserved for issuance, any (x) Equity Interests of the Company, (y) securities of the Company convertible into or exchangeable for Equity Interests of the Company or (z) options, warrants or other rights to acquire from the Company, or obligations of the Company to issue, any Equity Interests of the Company or securities convertible into or exchangeable for Equity Interests of the Company (the items in clauses (x), (y) and (z) being referred to collectively as the "Company Securities"). There are no outstanding agreements or other obligations of the Company or any Company Subsidiary to repurchase, redeem or otherwise acquire any Company Securities.

    (c) Section 4.5(c) of the Company Disclosure Schedule sets forth a complete and accurate list of all outstanding Company Options, Company Warrants and Loan Shares as of February 19, 2001, which list sets forth the name of the holders thereof and, to the extent applicable, the exercise price or purchase price thereof, the number of Company Shares subject thereto, the governing Company Employee Plan with respect thereto and the expiration date thereof.

    4.6.  Subsidiaries.

    (a) Each Subsidiary of the Company (i) is a corporation duly incorporated or an entity duly organized, and is validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization, and has all powers and authority required to own, lease or operate its properties and to carry on its business as now conducted, and (ii) has all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and is duly qualified to do business as a foreign corporation or entity and is in good standing in each jurisdiction where the character of the property owned, leased or operated by it or the nature of its activities makes such qualification necessary, in each case with exceptions which would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

    (b) All of the outstanding Equity Interests in each Material Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive or similar rights. All of the Equity Interests in each of its Material Subsidiaries are beneficially owned, directly or indirectly, by the Company. Such Equity Interests are owned free and clear of any Lien and free of any other limitation or restriction (including any limitation or restriction on the right to vote, sell or otherwise dispose of the stock or other ownership interests) and were issued in compliance with Federal and state securities laws, in each case with exceptions which would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect. There are no outstanding (i) securities of the Company or any of its Material Subsidiaries convertible into or exchangeable or exercisable for Equity Interests in any of its Material Subsidiaries, (ii) options, warrants or other rights to acquire from the Company or any of its Material Subsidiaries, or obligations of the Company or any of its Material Subsidiaries to issue, any Equity Interests in, or any securities convertible into or exchangeable or exercisable for any Equity Interests in, any of its Material Subsidiaries or (iii) agreements, obligations or arrangements of the Company or any of its Material Subsidiaries to issue, sell, repurchase, redeem or otherwise acquire any Equity Interests of any of its Material Subsidiaries.

    (c) Neither the Company, any of its Material Subsidiaries nor, to the Knowledge of the Company, any Material Joint Venture is in violation of any provision of its articles or certificate of incorporation or bylaws or equivalent organizational documents, in each case with exceptions which would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

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    4.7.  Company SEC Documents.

    (a) The Company has made available to Acquiror the Company SEC Documents. The Company has filed all reports, filings, registration statements and other documents required to be filed by it with the SEC since January 1, 1999. No Company Subsidiary is required to file any form, report, registration statement or prospectus or other document with the SEC.

    (b) As of its filing date, each Company SEC Document complied as to form in all material respects with the applicable requirements of the Securities Act and/or the Exchange Act, as the case may be.

    (c) No Company SEC Document filed since January 1, 1999 pursuant to the Exchange Act contained, as of its filing date, any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No Company SEC Document, as amended or supplemented, if applicable, filed since January 1, 1999 pursuant to the Securities Act contained, as of the date on which the document or amendment became effective, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

    4.8.  Financial Statements; No Material Undisclosed Liabilities.

    (a) Each of the audited consolidated financial statements and unaudited consolidated interim financial statements of the Company included in the Company SEC Documents were prepared in conformity with generally accepted accounting principles applied on a consistent basis ("GAAP") (except as may be indicated in the notes thereto) throughout the periods involved, and each fairly presents, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and changes in financial position for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements).

    (b) There are no liabilities or obligations of the Company or any Company Subsidiary, which, individually or in the aggregate, would be material to the Company and its Subsidiaries, taken as a whole, of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise and, in each case, that are required by GAAP to be set forth on a consolidated balance sheet of the Company, other than:

       (i) liabilities or obligations disclosed or provided for (A) in the Company Balance Sheet or disclosed in the notes thereto or (B) in the Company's consolidated balance sheet or disclosed in the notes thereto included in the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2000;

      (ii) liabilities or obligations incurred after September 30, 2000 in the ordinary course of business consistent with past practice; and

      (iii) liabilities or obligations under this Agreement or incurred in connection with the transactions contemplated hereby.

    4.9.  Absence of Certain Changes.  Since September 30, 2000, except as otherwise expressly contemplated by this Agreement, the Company and each of its Subsidiaries have conducted their business in the ordinary course consistent with past practice and there has not been (a) any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the business or assets of the Company or any of its Subsidiaries that has had or would be reasonably likely to have a Company Material Adverse Effect; (b) any amendment or change in the Company's certificate of incorporation or by-laws; (c) any material change by the Company in its accounting methods, principles or practices (other than changes required by GAAP after the date of this Agreement); (d) other than

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in the ordinary course of business, any sale of a material amount of assets of the Company and its Subsidiaries; (e) any material Tax election, any material change in method of accounting with respect to Taxes or any compromise or settlement of any proceeding with respect to any material Tax liability or (f) any action, event, occurrence, development or state of circumstances or facts that has had or would be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

    4.10.  Litigation.  There is no action, suit, claim, investigation, arbitration or proceeding pending, or to the Knowledge of the Company threatened, against the Company or any of its Subsidiaries or any of their respective assets or properties before any arbitrator or Governmental Entity that would be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect (it being understood that the mere filing of litigation, or mere existence of litigation, by or on behalf of Company Stockholders or any other Person, that challenges or otherwise seeks damages with respect to the transactions contemplated hereby shall not in and of itself be deemed to have such effect). Neither the Company nor any of its Subsidiaries nor any of their respective properties is or are subject to any order, writ, judgment, injunction, decree, determination or award having, or which would be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

    4.11.  Taxes.  Except for matters which would not have or would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect, (a) all material Tax returns, statements, reports and forms (collectively, the "Company Returns") required to be filed with any taxing authority by, or with respect to, the Company and the Company Subsidiaries have been filed in accordance with all applicable Laws; (b) the Company and the Company Subsidiaries have timely paid all Taxes due and payable whether or not shown as being due on any Company Return (other than Taxes which are being contested in good faith and for which reserves are reflected on the Company Balance Sheet), and, as of the time of filing, the Company Returns correctly reflected the facts regarding the income, business, assets, operations, activities and status of the Company and the Company Subsidiaries; (c) the charges, accruals and reserves for Taxes with respect to the Company and the Company Subsidiaries reflected on the Company Balance Sheet are adequate under GAAP to cover the Tax liabilities accruing through the date thereof; (d) there is no action, suit, proceeding, audit or claim now proposed or pending against the Company or any Company Subsidiary in respect of any Taxes; (e) neither the Company nor the Company Subsidiaries are party to, bound by or have any obligation under, any tax sharing agreement or similar contract or arrangement or any agreement that obligates them to make any payment computed by reference to the Taxes, taxable income or taxable losses of any other Person; (f) there are no Liens with respect to Taxes on any of the assets or properties of the Company or the Company Subsidiaries other than with respect to Taxes not due and payable; (g) neither the Company nor any of the Company Subsidiaries (i) is, or has been a member of an affiliated, consolidated, combined or unitary group, other than one of which the Company was the common parent and (ii) has any liability for the Taxes of any Person (other than the Company and the Company Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), or as a transferee or successor, by contract or otherwise; (h) no consent under Section 341(f) of the Code has been filed with respect to the Company or any of the Company Subsidiaries; (i) neither the Company nor any of the Company Subsidiaries has ever entered into a closing agreement pursuant to Section 7121 of the Code; and (j) neither the Company nor the Company Subsidiaries has agreed to make or is required to make any adjustment under Section 481(a) of the Code by reason of a change in accounting method or otherwise.

    4.12.  Employee Benefits.

    (a) Except as set forth on the Company Disclosure Schedule and except for any Foreign Plans, neither the Company nor any ERISA Affiliate (as defined below) maintains, administers or contributes to any material "employee benefit plan", as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA"), or any material employment, severance or similar contract, plan, arrangement or policy or any other material plan or arrangement (written or oral) providing for

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compensation, bonuses, profit-sharing, stock option or other stock related rights or other forms of incentive or deferred compensation, vacation benefits, insurance coverage (including any self-insured arrangements), health or medical benefits, disability benefits, workers' compensation, supplemental unemployment benefits, severance benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance benefits) which covers any employee or former employee or director of the Company or any Company Subsidiary. The Company has delivered or made available (i) current, accurate and complete copies (or to the extent no such copy exists, an accurate description) of each Company Employee Plan (as defined below and, if applicable, related trust agreements), (ii) all amendments thereto and written interpretations and (iii) for the two most recent years (A) the Form 5500 and attached schedules, (B) audited financial statements and (C) actuarial valuation reports. The material plans (other than the Foreign Plans) listed on Section 4.12 of the Company Disclosure Schedule are referred to collectively herein as the "Company Employee Plans." An "ERISA Affiliate" of any Person means any other Person which, together with such Person, would be treated as a single employer under Section 414 of the Code.

    (b) Except as would not have or would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect, (i) with respect to each Company Employee Plan (other than a plan that constitutes a "multiemployer plan", as defined in Section 3(37) of ERISA (a "Multiemployer Plan")), subject to Title IV of ERISA (a "Retirement Plan"), no "accumulated funding deficiency", as defined in Section 412 of the Code (whether or not waived and no "reportable event", as defined in Section 4043 of ERISA, has been incurred with respect to any Company Employee Plan which is a Retirement Plan, whether or not waived, (ii) no condition exists and no event has occurred that would constitute grounds for termination of any Company Employee Plan which is a Retirement Plan or, with respect to any Company Employee Plan which is a Multiemployer Plan, presents a risk of a complete or partial withdrawal under Title IV of ERISA, (iii) neither the Company nor any of its ERISA Affiliates has incurred any liability under Title IV of ERISA arising in connection with the termination of, or complete or partial withdrawal from, any plan covered or previously covered by Title IV of ERISA and neither the Company nor any ERISA Affiliate would be subject to any withdrawal liability if, as of the Effective Time, the Company, the Company Subsidiaries or any ERISA Affiliate were to engage in a complete withdrawal (as defined in ERISA section 4203) or partial withdrawal (as defined in ERISA section 4205) from any such Multiemployer Plan, (iv) nothing has been done or omitted to be done and no transaction or holding of any asset under or in connection with any Company Employee Plan has occurred that will make the Company or any Subsidiary, or any officer or director of the Company or any Subsidiary, subject to any liability under Title I of ERISA or liable for any Tax pursuant to Section 4975 of the Code (assuming the taxable period of any such transaction expired as of the date hereof) and (v) neither the Company nor any ERISA Affiliate has engaged in, or is a successor or parent corporation to an entity that has engaged in, a transaction described in Section 4069 or 4212(c) of ERISA.

    (c) Each Company Employee Plan which is intended to be qualified under Section 401(a) of the Code is so qualified and has been so qualified during the period from its adoption to date, and each trust forming a part thereof is exempt from Tax pursuant to Section 501(a) of the Code, except as would not have or would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect. The Company has furnished to Acquiror copies of the most recent Internal Revenue Service determination letters with respect to each Company Employee Plan. Each Company Employee Plan has been maintained in compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations, including ERISA and the Code, which are applicable to such Company Employee Plan, except as would not have or would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

    (d) Except as would not have or would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect, (i) no Company Employee Plan exists that could result

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in the payment to any present or former employee of the Company Subsidiaries of any money or other property or accelerate or provide any other rights or benefits to any present or former employee of the Company or any Company Subsidiaries as a result of the transaction contemplated by this Agreement and (ii) there is no contract, agreement, plan or arrangement covering any employee or former employee of the Company that, individually or collectively, would be reasonably likely to give rise to the payment of any amount that would not be deductible pursuant to the terms of Sections 162(m) or 280G of the Code.

    (e) Except as would not have or would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect, there has been no amendment to, written interpretation or announcement (whether or not written) relating to, or change in employee participation or coverage under, any Company Employee Plan which would increase the expense of maintaining such Company Employee Plan above the level of the expense incurred in respect thereof for the year ended December 31, 1999.

    (f)  Except as would not have or would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any Company Subsidiary has any obligations to provide retiree health and life insurance or other retiree death benefits under any Company Employee Plan, other than benefits mandated by Section 4980B of the Code or under applicable Law, and each such Company Employee Plan may be amended or terminated without incurring any material liability thereunder.

    (g) Except as would not have or would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect, (i) no Company Employee Plan is under audit or is the subject of an audit or investigation by the Internal Revenue Service, the Department of Labor, the Pension Benefit Guaranty Corporation or any other Governmental Entity, nor, to the Knowledge of the Company, is any such audit or investigation threatened or pending and (ii) with respect to any Company Employee Plan, (A) no actions, suits or claims (other than routine claims for benefits in the ordinary course) are pending or, to the Knowledge of the Company, threatened and (B) no facts or circumstances exist that could reasonably be expected to give rise to any such actions, suits or claims.

    (h) Except as would not have or would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect, with respect to each Retirement Plan, as of the Effective Time, the assets of each such Retirement Plan are at least equal in value to the present value of the accrued benefits (vested and unvested) of the participants in such Retirement Plan on a termination and projected benefit obligation basis, based on the actuarial methods and assumptions indicated in the most recent actuarial valuation reports.

    (i)  Except as would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect, (i) all contributions required to be made by the Company or any Material Subsidiary with respect to a Foreign Plan have been timely made, (ii) each Foreign Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable Laws and has been maintained, where required, in good standing with the applicable Governmental Entity and (iii) neither the Company nor any Material Subsidiary has incurred any obligation in connection with the termination or withdrawal from any Foreign Plan. For purposes hereof, the term "Foreign Plan" shall mean any plan, program, policy, arrangement or agreement maintained or contributed to by, or entered into with, the Company or any Material Subsidiary with respect to employees (or former employees) employed outside the United States.

    4.13.  Compliance with Laws; Licenses, Permits and Registrations.

    (a) Neither the Company nor any of its Subsidiaries is in violation of, or has violated, any applicable provisions of any Laws, except for violations which would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

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    (b) The Company and each of its Subsidiaries has all permits, licenses, easements, variances, exemptions, consents, certificates, approvals, authorizations of and registrations (collectively, "Permits") with and under all federal, state, local and foreign Laws, and from all Governmental Entities required by the Company and each of its Material Subsidiaries to carry on their respective businesses as currently conducted, except where the failure to have the Permits would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

    4.14.  Title to Properties.

    (a) The Company and each of its Subsidiaries have good title to, or valid leasehold interests in, all their properties and assets, except for (i) those which are no longer used or useful in the conduct of their businesses and (ii) defects in title, easements, restrictive covenants and similar Liens, encumbrances or impediments that, in the aggregate, would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect. All of these assets and properties, other than assets and properties in which the Company or any of its Subsidiaries has leasehold interests, are free and clear of all Liens, except for Liens that would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

    (b) Except as would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company and each of its Material Subsidiaries are in substantial compliance with the terms of all leases of their properties or assets to which they are a party, and all such leases are in full force and effect and (ii) the Company and each of its Material Subsidiaries enjoy peaceful and undisturbed possession under all such leases.

    4.15.  Intellectual Property.  Except as would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and each of its Subsidiaries own or have a valid license or other right to use each trademark, service mark, trade name, domain name, mask work, invention, patent, trade secret, copyright, know-how (including any registrations or applications for registration of any of the foregoing) or any other similar type of proprietary intellectual property right (collectively, the "Company Intellectual Property") necessary to carry on the business of the Company and its Subsidiaries, taken as a whole, as currently conducted. To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has received any written notice of infringement of or challenge to, and there are no claims pending with respect to the rights of others to the use of, any Company Intellectual Property that, in any such case would be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

    4.16.  Finders' Fees; Opinions of Financial Advisor.

    (a) Except for Morgan Stanley & Co. Incorporated, whose fees and expenses will be borne by the Company, there is no investment banker, financial advisor, broker, finder or other intermediary which has been retained by, or is authorized to act on behalf of, the Company or any of its Subsidiaries which might be entitled to any fee or commission from the Company, Holding, Acquiror or any of their respective Affiliates upon consummation of the Merger or the other transactions contemplated by this Agreement. The Company has heretofore furnished to the Acquiror complete and correct copies of all agreements between the Company or its Subsidiaries and Morgan Stanley & Co. Incorporated pursuant to which such firm would be entitled to any payment relating to the Merger and the other transactions contemplated by this Agreement.

    (b) The Special Committee has received the opinion of Morgan Stanley & Co. Incorporated, dated as of the date hereof, to the effect that, as of such date, and subject to the qualifications stated therein, the Merger Consideration is fair to the holders of Company Shares (other than Acquiror and the members of the Buying Group and each of their respective Affiliates) from a financial point of view.

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    4.17.  Labor Matters.  There are no strikes, slowdowns, work stoppages, lockouts or other material labor controversies pending or, to the Knowledge of the Company, threatened by or between the Company or any of its Material Subsidiaries and any of their respective employees that would be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization. The Company and each of its Material Subsidiaries is in compliance with all applicable Laws, agreements, contracts, and policies relating to employment, employment practices, wages, hours, and terms and conditions of employment except for failures so to comply, if any, that would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

    4.18.  Material Contract Defaults.  To the Knowledge of the Company, neither the Company nor any of its Material Subsidiaries is, or has received any notice that any other party is, in default or unable to perform in any respect under any material contracts, agreements, commitments, arrangements, leases, licenses, policies or other instruments to which it or any of its Material Subsidiaries is a party or by which it or any of its Material Subsidiaries is bound ("Material Contracts"), except for those defaults which would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect, and there has not occurred any event that with the lapse of time or the giving of notice or both would constitute such a default, except for those defaults which would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect. The Company has not received written notice of the termination of, or intent to terminate any Material Contract, except for such notices or terminations which would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

    4.19.  Required Vote; Board Approval.

    (a) Under the DGCL (including, without limitation, Section 203 thereof), the Company's certificate of incorporation and by-laws and any other applicable Law or stock exchange rules, the only votes required of the holders of any class or series of the Company's Equity Interests necessary to adopt this Agreement and to approve the Merger and the other transactions contemplated hereby are the following: (i) the approval, assuming a quorum is present, of a majority of the Company Shares voting in person or by proxy at such meeting, and (ii) the approval, and not the written consent, of at least 66 2/3% of the outstanding Company Shares which are not owned by any "interested stockholder" (as defined in Section 203 of the DGCL) (collectively, "Company Stockholder Approval").

    (b) The Special Committee and the Company's Board of Directors has (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are in the best interests of the Company and its Stockholders (other than Holding, Acquiror and the members of the Buying Group and each of their respective Affiliates), (ii) approved this Agreement and the transactions contemplated hereby, including the Merger and (iii) resolved to recommend to the Company Stockholders that they vote in favor of adopting and approving this Agreement and the Merger in accordance with the terms hereof.

    4.20.  Information to Be Supplied.

    (a) The information supplied or to be supplied by the Company for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC and at the time it becomes effective under the Securities Act, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading and (ii) the Schedule 13E-3 will, at the time it is first filed with the SEC and at any time it is amended or supplemented, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

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    (b) The Proxy Statement will, at the time of the mailing thereof and at the time of the Company Stockholder Meeting, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company Stockholder Meeting which has become untrue or misleading.

    (c) The Registration Statement and the Schedule 13E-3 (in each case with respect to information provided by or incorporated by reference from, the Company) and the Proxy Statement will comply as to form in all material respects with the provisions of the Securities Act and the Exchange Act.

    (d) Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any statements made or incorporated by reference in the Registration Statement, the Proxy Statement or the Schedule 13E-3 based on information supplied by Holding or Acquiror for inclusion or incorporation by reference therein.

    4.21.  Disclaimer of Other Representations and Warranties.  The Company does not make, and has not made, any representations or warranties in connection with the Merger and the transactions contemplated hereby other than those expressly set forth herein. It is understood that any data, any financial information or any memoranda or other materials or presentations are not and shall not be deemed to be or to include representations and warranties of the Company. Except as expressly set forth herein, no Person has been authorized by the Company to make any representation or warranty relating to the Company or any Company Subsidiary or their respective businesses, or otherwise in connection with the Merger and the transactions contemplated hereby and, if made, such representation or warranty may not be relied upon as having been authorized by the Company.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF HOLDING AND ACQUIROR

    Except as disclosed in the Holding and Acquiror Disclosure Schedule attached hereto, Holding and Acquiror, jointly and severally, represent and warrant to the Company that:

    5.1.  Corporate Existence and Power.  Each of Holding and Acquiror is a corporation duly incorporated, validly existing and in good standing under the Laws of its jurisdiction of incorporation and has all corporate powers and authority required to own, lease and operate its properties and carry on its business as now conducted. Each of Holding and Acquiror is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned, leased or operated by it or the nature of its activities makes qualification necessary, except where the failure to be qualified would not be reasonably likely to have, individually or in the aggregate, a Holding Material Adverse Effect. Each of Holding and Acquiror has heretofore made available to the Company true and complete copies of its certificate of incorporation and by-laws as currently in effect. Since the date of its incorporation, each of Holding and Acquiror has not engaged in any activities other than in connection with or as contemplated by this Agreement.

    5.2.  Corporate Authorization.

    (a) The execution, delivery and performance by each of Holding and Acquiror of this Agreement and the consummation by each of Holding and Acquiror of the Merger and the other transactions contemplated hereby are within the corporate powers of each of Holding and Acquiror and have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of Holding or Acquiror are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by each of Holding and Acquiror and assuming that this Agreement constitutes the valid and binding

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obligation of the Company, this Agreement constitutes a valid and binding agreement of each of Holding and Acquiror, enforceable in accordance with its terms.

    (b) The Board of Directors of each of Holding and Acquiror has (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are in the best interests of such company and its stockholders, (ii) approved this Agreement and the transactions contemplated hereby and (iii) resolved to recommend and recommended to its stockholders that they vote in favor of adopting and approving this Agreement and the Merger in accordance with the terms hereof. Holding, in its capacity as the sole stockholder of Acquiror, has approved and adopted this Agreement and the transactions contemplated hereby, including the Merger. The stockholders of Holding have unanimously approved and adopted this Agreement and the transactions contemplated hereby, including the Merger.

    5.3.  Governmental Authorization.  The execution, delivery and performance by each of Holding and Acquiror of this Agreement and the consummation by Holding and Acquiror of the transactions contemplated hereby will not require any consent, approval, action, order, authorization, or permit of, or regulation or filing with, any Governmental Entity by Holding or Acquiror other than (a) those set forth in clauses (a) through (d) of Section 4.3 and (b) other consents, approvals, actions, orders, authorizations, registrations, declarations, filings and permits which, if not obtained or made, would not prevent or materially impair the ability of Holding or Acquiror to consummate the Merger or the other transactions contemplated by this Agreement.

    5.4.  Non-Contravention.  The execution, delivery and performance by Holding and Acquiror of this Agreement and the consummation by Holding and Acquiror of the Merger and the other transactions contemplated hereby do not and will not (a) contravene or conflict with the certificate of incorporation or by-laws of either of Holding or Acquiror, (b) assuming compliance with the matters referred to in Section 5.3, contravene or conflict with any provision of Law, binding upon or applicable to either of Holding and Acquiror or by which any of their respective properties is bound or affected, (c) constitute a default under (or an event that with notice or lapse of time or both could reasonably become a default) or give rise (with or without notice or lapse of time or both) to a right of termination, amendment, cancellation or acceleration under any agreement, contract, note, bond, mortgage, indenture, lease, license, franchise, joint venture, limited liability or partnership agreement or other instrument binding upon, either of Holding or Acquiror, or (d) result in the creation or imposition of any Lien on any asset of either of Holding or Acquiror other than, in the case of clauses (b), (c) and (d), any such items that would not prevent or materially impair the ability of Holding or Acquiror to consummate the Merger or the other transactions contemplated by this Agreement.

    5.5.  Financing.

    (a) Acquiror has received and executed commitment letters dated February 23, 2001 from Credit Suisse First Boston ("CSFB") and DLJ Investment Funding, Inc. ("DLJ") as amended on May 31, 2001 (collectively, the "Commitment Letters"), pursuant to which CSFB and DLJ have committed, subject to the terms and conditions set forth therein, to provide to the Company the amount of financing set forth in the Commitment Letters (the "Commitment Letter Financing"), to complete the transactions contemplated hereby and for working capital and general corporate purposes following the Effective Time. A true and complete copy of each of the Commitment Letters is attached hereto as Exhibit C. The Commitment Letters have not been amended or modified since the amendments of May 31, 2001. Acquiror has fully paid any and all commitment fees or other fees required by such Commitment Letters to be paid as of the date hereof (and will duly pay any such fees after the date hereof). The Commitment Letters are valid and in full force and effect and no event has occurred which (with or without notice, lapse of time or both) would constitute a default thereunder on the part of Holding or Acquiror.

    (b) Acquiror has entered into a purchase agreement, dated as of May 31, 2001 (the "Note Purchase Agreement") with a group of initial purchasers, including CSFB, providing for Acquiror to

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issue and sell, and such initial purchasers to purchase, $229,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2011 of Acquiror (the "Acquiror Senior Subordinated Notes"), subject to the terms and conditions set forth in the Note Purchase Agreement (the "Purchase Agreement Financing" and, together with the Commitment Letter Financing, the "Financing"). The proceeds of the Acquiror Senior Subordinated Notes are referred to herein as the "Senior Subordinated Notes Proceeds." A true and complete copy of the Note Purchase Agreement is attached hereto as Exhibit D. Acquiror has fully paid all commitment fees or other fees required by the Note Purchase Agreement to be paid as of the date hereof (and will duly pay any such fees after the date hereof). The Note Purchase Agreement is valid and in full force and effect and no event of default has occurred which (with or without notice, lapse of time or both) would constitute a default thereunder on the part of Acquiror (other than any matter relating to the Company or any of its Subsidiaries).

    (c) The Commitment Letters have been obtained and the Note Purchase Agreement has been entered into, subject to the terms and conditions thereof, to pay in part the aggregate Merger Consideration pursuant to the Merger, to refinance in part any indebtedness of the Company and its Subsidiaries that will become due as a result of the transactions contemplated by this Agreement, to pay all related fees and expenses, and to provide additional financing for future working capital and general corporate needs of the Company and its Subsidiaries. The obligations to fund the commitments under the Commitment Letters and the Note Purchase Agreement are not subject to any conditions other than as set forth in the Commitment Letters and the Note Purchase Agreement, respectively. It is the good faith belief of Holding and Acquiror, as of the date hereof, that the Financing will be obtained. Each of Holding and Acquiror will use its reasonable best efforts to cause the Financing to be completed on the terms set forth in the Commitment Letters and the Note Purchase Agreement.

    (d) The Financing, together with the other funds available to Acquiror, will provide sufficient funds to consummate the Merger and the other transactions contemplated hereby on the terms set forth in this Agreement.

    (e) Immediately after the consummation of the Merger, the Surviving Corporation (i) will not be insolvent, (ii) will not be left with unreasonably small capital, and (iii) will not have debts beyond its ability to pay such debts as they mature.

    5.6.  Information to Be Supplied.

    (a) The Registration Statement will, at the time the Registration Statement is filed with the SEC and at the time it becomes effective under the Securities Act, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

    (b) The information supplied or to be supplied by Holding and Acquiror for inclusion or incorporation by reference in (i) the Schedule 13E-3 will, at the time it is first filed with the SEC and at any time it is amended or supplemented, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (ii) the Proxy Statement will, at the time of the mailing thereof and at the time of the Company Stockholder Meeting, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company Stockholder Meeting which has become untrue or misleading.

    (c) The Proxy Statement and the Schedule 13E-3 (in each case with respect to information relating to Holding and Acquiror) and the Registration Statement will comply as to form in all material respects with the provisions of the Securities Act and the Exchange Act.

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    (d) Notwithstanding the foregoing, neither Holding nor Acquiror makes any representation or warranty with respect to any statements made or incorporated by reference in the Proxy Statement, the Registration Statement or the Schedule 13E-3 based on information supplied by the Company for inclusion or incorporation by reference therein.

    5.7.  No Breach.  Each Person affiliated with the Buying Group listed on Section 5.7 of the Holding and Acquiror Disclosure Schedule has reviewed Article 4 of this Agreement and has no actual knowledge as of the date hereof of any breaches of the representations or warranties contained therein such that the condition in Section 9.3(a)(ii) would not be satisfied.

    5.8.  Disclaimer of Other Representations and Warranties.  Holding and Acquiror do not make, and have not made, any representations or warranties in connection with the Merger and the transactions contemplated hereby other than those expressly set forth herein. It is understood that any data, any financial information or any memoranda or other materials or presentations are not and shall not be deemed to be or to include representations and warranties of Holding and Acquiror. Except as expressly set forth herein, no Person has been authorized by Holding or Acquiror to make any representation or warranty relating to Holding or Acquiror or their respective businesses, or otherwise in connection with the Merger and the transactions contemplated hereby and, if made, such representation or warranty may not be relied upon as having been authorized by Holding or Acquiror.

ARTICLE 6

COVENANTS OF THE COMPANY

    The Company agrees as set forth below.

    6.1.  Company Interim Operations.  Except as set forth in the Company Disclosure Schedule or as otherwise expressly contemplated hereby, without the prior consent of Acquiror (which consent shall not be unreasonably withheld or delayed), from the date hereof until the Effective Time, the Company shall, and shall cause each of its Material Subsidiaries to, conduct their business in all material respects in the ordinary course consistent with past practice (with such changes as the Company determines in good faith are necessary or advisable with respect to (w) changes in U.S. or global economic, industry or political conditions, (x) changes in U.S. or global financial markets or conditions, (y) any generally applicable change in Law or interpretation of any thereof and/or (z) the announcement of this Agreement or the transactions contemplated hereby or the Company's performance of its obligations under this Agreement and compliance with the covenants set forth herein), and shall use commercially reasonable efforts to (i) preserve intact its present business organization, (ii) maintain in effect all material Permits that are required for the Company or such Material Subsidiary to carry on its business, (iii) keep available the services of its present key officers and employees, and (iv) preserve existing relationships with its material customers, lenders, suppliers and others having material business relationships with it. Without limiting the generality of the foregoing, except as set forth in the Company Disclosure Schedule or as otherwise expressly contemplated by this Agreement, from the date hereof until the Effective Time, without the prior consent of Acquiror, the Company shall not, nor shall it permit any of its Subsidiaries, directly or indirectly, to:

    (a) amend the Company's or any Subsidiary's certificate of incorporation or by-laws (or equivalent organizational documents);

    (b) (i) split, combine or reclassify any shares of capital stock of the Company or amend the terms of any rights, warrants or options to acquire its securities, (ii) declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its Equity Interests, or (iii) redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any of its securities or any rights, warrants or options to acquire its securities, except for ordinary course dividends by Company Subsidiaries or, with respect to clause (iii) only, pursuant to

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the existing terms of any Company Employee Plan or Foreign Plan or any agreement executed pursuant thereto;

    (c) issue, deliver, sell, or authorize the issuance, delivery or sale of, its Equity Interests or any securities convertible into or exercisable for, or any rights, warrants or options to acquire, its Equity Interests, other than, (i) in connection with directors' qualifying shares, (ii) the issuance of Company Shares upon the exercise of stock options granted prior to the date hereof or in accordance with their present terms, and (iii) the issuance of Company Shares in exchange for CBRE Stock Fund Units allocated under the Deferred Compensation Plan prior to the date hereof, in accordance with the terms of the Deferred Compensation Plan;

    (d) acquire (whether pursuant to merger, stock or asset purchase or otherwise) in one transaction or series of related transactions any Person, any Equity Interests of any Person, any division or business of any Person or all or substantially all of the assets of any Person for consideration having a fair market value in excess of $5.0 million in any single or series of related transactions or $15.0 million in the aggregate;

    (e) sell, lease, encumber or otherwise dispose of any assets which are material to the Company and its Subsidiaries, taken as a whole, other than (i) sales in the ordinary course of business consistent with past practice, (ii) equipment and property no longer used in the operation of the Company's business, (iii) assets related to discontinued operations, and (iv) contributions or other transfers of assets to any Joint Venture permitted by Section 6.1(d) hereof; provided, however, that the consent of Acquiror to do any of the foregoing shall not be unreasonably withheld;

    (f)  (i) (A) incur any indebtedness for borrowed money, except to fund working capital in the ordinary course consistent with past practice under the Company's existing credit facilities, (B) issue or sell any debt securities (except intercompany debt securities) or warrants or other rights to acquire any debt securities of the Company or any of its Subsidiaries, (C) make any loans, advances (other than to employees of and consultants to the Company in the ordinary course of business) or capital contributions to, or, except as permitted by 6.1(d), investments in, any other Person, other than to the Company or any Subsidiary of the Company or (D) assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any Person (other than obligations of Subsidiaries and the endorsements of negotiable instruments for collection in the ordinary course of business consistent with past practice), or (ii) enter into or materially amend any contract, agreement, commitment or arrangements to effect any of the transactions prohibited by this Section 6.1(f);

    (g) except in the ordinary course of business consistent with past practice, (i) materially amend, modify or terminate any material contract, agreement or arrangement of the Company or any of its Material Subsidiaries or (ii) otherwise waive, release or assign any material rights, claims or benefits of the Company or any of its Material Subsidiaries thereunder; provided, however, that the consent of Acquiror to do any of the forgoing shall not be unreasonably withheld;

    (h) (i) except as required by Law or any existing agreement, increase the amount of compensation of any director or executive officer of the Company, (ii) except as required by Law, an agreement existing on the date hereof or pursuant to a Company severance policy existing on the date hereof, grant any severance or termination pay to any director or senior officer of the Company or any Material Subsidiary, (iii) adopt any additional material employee benefit plan or (iv) except as may be required by Law or as necessary to comply with the terms of this Agreement, amend in any material respect any Company Employee Plan or Foreign Plan; provided, however, that the consent of Acquiror to do any of the forgoing shall not be unreasonably withheld;

    (i)  materially change the Company's methods of accounting in effect at September 30, 2000, except as required by changes in GAAP or by Regulation S-X of the Exchange Act, as concurred in by its independent public accountants; provided, however, that the consent of Acquiror to do any of the forgoing shall not be unreasonably withheld;

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    (j)  (i) settle, pay or discharge, any litigation, investigation, arbitration, proceeding or other claim that is material to the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole or (ii) settle, pay or discharge any Claim against the Company with respect to or arising out of the transactions contemplated by this Agreement;

    (k) other than in the ordinary course of business consistent with past practice, (i) make any material Tax election or take any position on any Company Return filed on or after the date of this Agreement or adopt any method therein that is materially inconsistent with elections made, positions taken or methods used in preparing or filing similar returns in prior periods,   (ii) enter into any settlement or compromise of any material Tax liability that in either case is material to the business of the Company and its Subsidiaries, taken as a whole, (iii) file any amended Company Return with respect to any material Tax, (iv) change any annual Tax accounting period, (v) enter into any closing agreement relating to any material Tax or (vi) surrender any right to claim a material Tax refund;

    (l)  adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries (other than the Merger); and

    (m) agree or commit to do any of the foregoing; provided that the limitations set forth in Sections 6.1(b) through 6.1(g) and Section 6.1(l) shall not apply to any action, transaction or event occurring exclusively between the Company and any Company Subsidiary or exclusively between any Company Subsidiaries.

    6.2.  Stockholder Meeting.  Subject to Section 6.3, the Company shall cause a meeting of its Stockholders (the "Company Stockholder Meeting") to be duly called and held as promptly as reasonably practicable after the date hereof for the purpose of obtaining the Company Stockholder Approval. Subject to Section 6.3 hereto, (i) the Company's Board of Directors shall recommend approval and adoption by its Stockholders of this Agreement and the transactions contemplated hereby, including the Merger (the "Company Recommendation") and (ii) the Company shall take all other reasonable lawful action to solicit and secure the Company Stockholder Approval. The Company Recommendation, together with a copy of the opinion referred to in Section 4.16(b), shall be included in the Proxy Statement. Holding and Acquiror or their agents shall have the right to solicit from the Company Stockholders proxies in favor of adoption of this Agreement and the transactions contemplated hereby.

    6.3.  Acquisition Proposals; Board Recommendation.

    (a) The Company agrees that it shall not, nor shall it permit any Company Subsidiary to, nor shall it authorize or knowingly permit any officer, director, employee, investment banker, attorney, accountant, agent or other advisor or representative of the Company or any Company Subsidiary, directly or indirectly, to (i) solicit or initiate the submission of any Acquisition Proposal, (ii) participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, or take any other action knowingly to facilitate any inquiries or the making of any proposal that constitutes or that would reasonably be expected to lead to any Acquisition Proposal, (iii) grant any waiver or release under any standstill or similar agreement with respect to any class of the Company's equity securities or (iv) enter into any agreement with respect to any Acquisition Proposal; provided, however, that if the Company receives an unsolicited Acquisition Proposal from a Third Party that the Company's Board of Directors or the Special Committee determines in good faith is or could reasonably be expected to lead to the delivery of a Superior Proposal from that Third Party, the Company may, subject to compliance with the other provisions of this Section 6.3, furnish information to, and engage in discussions and negotiations with, such Third Party with respect to its Acquisition Proposal ("Permitted Actions"). Notwithstanding the foregoing, the Board of Directors shall not take any Permitted Actions unless the Company provides Acquiror with reasonable advance notice thereof.

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    (b) Except as permitted by this Section 6.3(b), neither the Board of Directors of the Company, the Special Committee nor any committee thereof shall amend, withdraw, modify, change, condition or qualify in any manner adverse to Acquiror, the Company Recommendation (it being understood and agreed that a communication by the Board of Directors of the Company or the Special Committee to the Company Stockholders pursuant to Rule 14d-9(f) of the Exchange Act, or any similar communication to the Company Stockholders in connection with the making or amendment of a tender offer or exchange offer, shall not be deemed to constitute a withdrawal, modification, amendment, condition or qualification of the Company Recommendation for all purposes of this Agreement, including this Section 6.3 and Section 10.1(e)). Notwithstanding the foregoing, in the event that the Board of Directors of the Company or the Special Committee takes the actions set forth in Section 6.3(e), the Board of Directors of the Company or the Special Committee may (i) withdraw or modify in any manner adverse to Acquiror, the Company Recommendation and (ii) approve or recommend, or propose to approve or recommend, any Acquisition Proposal.

    (c) Unless the Company's Board of Directors or the Special Committee has previously withdrawn, or is concurrently therewith withdrawing, the Company Recommendation in accordance with this Section 6.3, neither the Company's Board of Directors nor any committee thereof shall recommend any Acquisition Proposal to the Company Stockholders. Notwithstanding the foregoing, nothing contained in this Section 6.3(c) or elsewhere in this Agreement shall prevent the Company's Board of Directors or the Special Committee from complying with Rule 14e-2 under the Exchange Act with respect to any Acquisition Proposal or making any disclosure required by or otherwise complying with applicable Law.

    (d) The Company shall notify Acquiror promptly (but in no event later than the next Business Day) after receipt by the Company of any Acquisition Proposal or any request for information relating to the Company or any of its Subsidiaries in connection with an Acquisition Proposal or for access to the properties, books or records of the Company or any of its Subsidiaries or any request for a waiver or release under any standstill or similar agreement, by any Person that informs the Board of Directors of the Company or such Subsidiary that it is considering making, or has made an Acquisition Proposal; provided, however, that prior to participating in any discussions or negotiations or furnishing any such information, the Company shall receive from such Person an executed confidentiality agreement on terms that are not materially less favorable to the Company than the Confidentiality Agreement. The notice shall indicate the terms and conditions of the proposal or request and the identity of the Person making it, and the Company will promptly notify Acquiror of any material modification of or material amendment to any Acquisition Proposal (and the terms of such modification or amendment); provided, however, that, without limiting what changes may be material, any change in the consideration to be paid with respect to the Acquisition Proposal shall be deemed to be a material modification or a material amendment. The Company shall keep Acquiror informed, on a reasonably current basis, of the status of any negotiations, discussions and documents with respect to such Acquisition Proposal or request.

    (e) Holding, Acquiror or the Company may terminate this Agreement, if the Company's Board of Directors or the Special Committee, after consultation with its financial and legal advisors, shall have determined (i) to approve or recommend an Acquisition Proposal after concluding that the Acquisition Proposal constitutes a Superior Proposal and (ii) to enter into a binding agreement concerning the Acquisition Proposal; provided, however, that the Company may not exercise its right to terminate under this Section 6.3(e), unless (1) the Company shall have provided to Acquiror at least three (3) Business Days' prior written notice that its Board of Directors or the Special Committee has authorized the termination and intends to terminate this Agreement pursuant to this Section 6.3(e), specifying the material terms and conditions of the Acquisition Proposal, and (2) Acquiror does not make, within three (3) Business Days of delivery of the notice, an offer such that a majority of the disinterested members of the Company's Board of Directors or the Special Committee determines that the foregoing Acquisition Proposal no longer constitutes a Superior Proposal. In connection with the forgoing, the Company agrees that it will not enter into an agreement which binds the Company with

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respect to such an Acquisition Proposal unless (x) the Company simultaneously delivers to Acquiror the notice contemplated by the foregoing proviso, (y) such agreement is not binding on the Company until three (3) Business Days after delivery of the notice set forth in this Section 6.3(e) and (z) the Company has the right under such agreement to unilaterally terminate such agreement prior to the termination of this Agreement without any payment or other liability or obligation of any kind.

    (f)  The Company shall immediately cease, and shall cause any party acting on its behalf to cease, and cause to be terminated any existing discussions or negotiations with any Third Party conducted heretofore with respect to any of the foregoing and shall request any such parties in possession of confidential information about the Company or its Subsidiaries that was furnished by or on behalf of the Company or its Subsidiaries to return or destroy all such information in the possession of any such party or the agent or advisor of any such party.

ARTICLE 7

COVENANTS OF HOLDING AND ACQUIROR

    Each of Holding and Acquiror agrees as set forth below.

    7.1.  Director and Officer Liability.

    (a) Holding, Acquiror and the Surviving Corporation agree that the Surviving Corporation shall adopt on or prior to the Effective Time, in its certificate of incorporation and by-laws, the same indemnification, limitation of or exculpation from liability and expense advancement provisions as those set forth in the Company's certificate of incorporation and by-laws, in each case as of the date of this Agreement, and that such provisions shall not be amended, repealed, revoked or otherwise modified for a period of six (6) years after the Effective Time in any manner that would adversely affect the rights thereunder of the individuals who on or prior to the Effective Time were directors, officers, employees or agents of the Company or the Company Subsidiaries or are otherwise entitled to the benefit of such provisions, unless such modification is required after the Effective Time by applicable Law.

    (b) To the fullest extent permitted under applicable Law, commencing at the Effective Time and continuing for six (6) years thereafter, Holding shall, and Holding shall cause the Surviving Corporation to, indemnify, defend and hold harmless, each present and former director, officer or employee of the Company and each Company Subsidiary and their respective estates, heirs, personal representatives, successors and assigns (collectively, the "Indemnified Parties") against all costs and expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time) (each, a "Claim"), arising out of or pertaining to any action or omission in their capacity as director or officer of the Company or any Subsidiary of the Company or their serving at the request of the Company or any Subsidiary of the Company as director, officer, trustee, partner or fiduciary of another Person, pension or other employee benefit plan or enterprise in each case occurring on or before the Effective Time (including the transactions contemplated by this Agreement); provided, however, that in the event any Claim or Claims for indemnification are made within such six year period, all rights to indemnification in respect of any such Claim or Claims shall continue until the final disposition of any and all such Claims. Without limiting the foregoing, in the event of any Claim, (i) Holding and the Surviving Corporation shall (x) periodically advance reasonable fees and expenses (including attorneys fees) with respect to the foregoing, (y) pay the reasonable fees and expenses of counsel selected by each Indemnified Party, promptly after statements therefor are received and (z) vigorously assist each Indemnified Party in such defense, and (ii) Holding and the Surviving Corporation, as applicable, shall cooperate in the defense of any matter; provided, however, that Holding and the Surviving Corporation shall not be liable for any settlement effected without its prior written consent (which consent shall not be unreasonably withheld or delayed).

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    (c) For six (6) years from the Effective Time, the Surviving Corporation shall, and Holding shall cause the Surviving Corporation to, provide to the Company's and each Company Subsidiary's directors and officers liability and fiduciary liability insurance protection with the same coverage and in the same amount, and on terms no less favorable to the directors and officers than that provided by the Company's directors' and officers' liability insurance policies in effect on the date hereof; provided, however, that the Surviving Corporation shall not be obligated to make premium payments for such insurance to the extent such annual premiums exceed 250% of the annual premiums paid as of the date hereof by the Company for such insurance; and provided, further, that if the premiums with respect to such insurance exceed 250% of the annual premiums paid as of the date hereof by the Company for such insurance, the Surviving Corporation shall be obligated to obtain such insurance with the maximum coverage as can be obtained at an annual premium equal to the sum of (i) 250% of the annual premiums paid by the Company as of the date hereof plus (ii) the cumulative amount by which the premiums paid after the Effective Time are less than the product of 250% of the annual premiums paid by the Company as of the date hereof and the number of years that have expired since the Effective Time.

    (d) All rights to indemnification and/or advancement of expenses contained in any agreement with any Indemnified Parties as in effect on the date hereof with respect to matters occurring on or prior to the Effective Time (including the transactions contemplated hereby) shall survive the Merger and continue in full force and effect.

    (e) This Section 7.1 shall survive the consummation of the Merger and is intended to be for the benefit of, and shall be enforceable by, the Indemnified Parties referred to herein, their heirs and personal representatives and shall be binding on the Surviving Corporation and its successors and assigns and the covenants and agreements contained herein shall not be deemed exclusive of any other rights to which an Indemnified Party is entitled, whether pursuant to Law, contract or otherwise.

    (f)  If the Surviving Corporation or any of it successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each case, to the extent necessary, proper provision shall be made so that the successors and assigns of the Surviving Corporation shall assume the obligations set forth in this Section 7.1.

    (g) Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to directors' and officers' insurance claims under any policy that is or has been in existence with respect to the Company or any of its officers, directors or employees, it being understood and agreed that the indemnification provided for in this Section 7.1 is not prior to or in substitution for any such claims under such policies.

    7.2.  Employee Benefits.

    (a) For twelve (12) months from the Effective Time, Holding shall provide (or shall cause the Surviving Corporation to provide) employees of the Company and the Company Subsidiaries with benefits under employee benefit plans (other than equity based compensation) that are no less favorable in the aggregate than those currently provided by the Company and the Company Subsidiaries to its employees. For purposes of any employee benefit plan or arrangement maintained by Holding or the Surviving Corporation, Holding and the Surviving Corporation shall recognize (or cause to be recognized) service with the Company and its Subsidiaries and any predecessor entities (and any other service credited by the Company under similar benefit plans) for all purposes (including for vesting, eligibility to participate, severance, and benefit accrual; provided, however, that solely to the extent necessary to avoid duplication of benefits, amounts payable under employee benefit plans provided by Holding or the Surviving Corporation may be reduced by amounts payable under similar employee benefit plans of the Company and its Subsidiaries with respect to the same periods of

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service). Any benefits accrued by employees of the Company or any Company Subsidiary prior to the Effective Time under any defined benefit pension plan of the Company or any Company Subsidiary that employs a final average pay formula shall be calculated based on the terms of such plan. From and after the Effective Time, Holding and the Surviving Corporation shall waive any pre-existing condition limitations and credit any flexible spending account balances, deductibles and out-of-pocket expenses that are applicable and/or covered under the Company's and its Subsidiaries' employee benefit plans, and are incurred by the employees and their beneficiaries during the portion of the plan year prior to participation in the benefit plans provided by Holding and the Surviving Corporation. The provisions of this Section 7.2 shall not create in any employee or former employee of the Company or any Company Subsidiary any rights to employment or continued employment with Holding, Acquiror, the Surviving Corporation or the Company or any of their respective Subsidiaries, successors or Affiliates. The provisions of this Section 7.2 shall apply to employees of the Company or any Company Subsidiary who are on disability or leave of absence.

    (b) Participants in the Company's 401(k) plan and non-qualified retirement plans will receive all Company contributions for the partial year ending on the Closing Date without regard to any last day of the plan year requirement or service requirement.

    7.3.  Severance Plan.  For one (1) year from the Effective Time, Holding shall provide (or shall cause the Surviving Corporation to provide) employees of the Company and the Company's Subsidiaries with a severance plan that is no less favorable than the plan currently applicable to the Company's employees. Holding and the Surviving Corporation shall recognize (or cause to be recognized) service with the Company and its Subsidiaries or any predecessor entities (and any other services credited by the Company under similar severance plans) for all purposes; provided, however, that solely to the extent necessary to avoid duplication of benefits, amounts payable under other severance plans provided by Holding or the Surviving Corporation may be reduced by the amounts payable under the Company's severance plan.

    7.4.  Conduct of Holding and Acquiror.  Holding will and will take all action necessary to cause Acquiror to perform its obligations under this Agreement to consummate the Merger on the terms and subject to conditions set forth in this Agreement.

    7.5.  Transfer Taxes.  All state, local or foreign sales, use, real property transfer, stock transfer or similar Taxes (including any interest or penalties with respect thereto) attributable to the Merger (collectively, the "Transfer Taxes") shall be timely paid by Holding, Acquiror or the Surviving Corporation.

    7.6.  Investment Banking Fee.  If the Closing shall occur, Holding, Acquiror and the Surviving Corporation shall pay or cause to be paid all fees and expenses due to Morgan Stanley & Co. Incorporated from the Company pursuant to the agreement referred to in Section 4.16(a).

    7.7.  Financing Arrangements.

    (a) Holding and Acquiror shall use their reasonable best efforts to obtain the Financing on the terms set forth in Commitment Letters and the Note Purchase Agreement and in an amount at least equal to the Financing on or prior to the date of the Company Stockholders Meeting. The Commitment Letters, the definitive agreements contemplated thereby and the Note Purchase Agreement (along with any other document pursuant to which Holding and Acquiror intends to obtain financing of all or a portion of the Financing) are referred to herein collectively as the "Financing Agreements". The Company will be afforded a reasonable opportunity to review and comment on the representations and warranties contained in the Financing Agreements. Holding and Acquiror shall use reasonable best efforts to ensure that the representations and warranties contained in the Financing Agreements shall be consistent with the Commitment Letters and the Note Purchase Agreement.

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    (b) Holding or Acquiror shall provide prompt written notice to the Company of RCBA's, DLJ's or CSFB's refusal or unwillingness to provide the financing described in the Contribution and Voting Agreement, the Commitment Letters or the Note Purchase Agreement, as the case may be, and, in each case, the stated reasons therefor (to the extent known).

    (c) In the event that any portion of the Financing becomes unavailable in the manner or from the sources originally contemplated, Holding and Acquiror will use their reasonable best efforts to obtain any such portion from alternative sources on substantially comparable terms, if available. Holding and Acquiror acknowledge and agree that the condition set forth in Section 9.3(c) would be satisfied if they were able to obtain financing on terms substantially comparable to those set forth in the draft commitment letter of CSFB dated November 9, 2000 previously delivered to the Company.

    (d) The Company acknowledges and agrees that Holding and Acquiror shall have the right to seek to obtain alternative debt financing that they believe to be on more favorable terms than the terms of the Commitment Letters so long as they simultaneously continue to use their reasonable best efforts to obtain the Financing on the terms set forth in the Commitment Letters.

    7.8.  Contribution and Voting Agreement.  Holding and Acquiror shall enforce to the fullest extent permitted by applicable Laws Sections 3.1 and 4.4 of the Contribution and Voting Agreement. Sections 3.1 and 4.4 of the Contribution and Voting Agreement shall not be amended, modified, terminated or waived without the prior written approval of the Company and the Special Committee or a majority of the disinterested members of the Board of Directors.

    7.9.  Board Member.  Holding and Acquiror agree to cause the initial Board of Directors of Holding after the Effective Time to include one person who is currently employed by the Company (other than Messrs. Wirta and White) as an active broker of the Company.

ARTICLE 8

COVENANTS OF HOLDING, ACQUIROR AND THE COMPANY

    The parties hereto agree as set forth below.

    8.1.  Efforts and Assistance.

    (a) Subject to the terms and conditions hereof, each party will use commercially reasonable best efforts to take, or cause to be taken, all actions, to file, or caused to be filed, all documents and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement as promptly as practicable, including, without limitation, obtaining all necessary consents, waivers, approvals, authorizations, Permits or orders from all Governmental Entities or other Third Parties. The Company, Holding and Acquiror shall furnish all information required to be included in the Proxy Statement, the Schedule 13E-3, the Registration Statement or for any application or other filing to be made pursuant to the rules and regulations of any Governmental Entity in connection with the transactions contemplated by this Agreement. Holding, Acquiror and the Company shall have the right to review in advance, and to the extent reasonably practicable each will consult the other on, all the information relating to the other and each of their respective Subsidiaries, that appear in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the Merger. Holding and Acquiror shall act reasonably and as promptly as reasonably practicable.

    (b) Each of the Company and Holding shall make an appropriate filing of a notification and report form pursuant to the HSR Act with respect to the transactions contemplated hereby promptly and shall promptly respond to any request for additional information pursuant to the HSR Act and supply such information. In addition, the Company and Holding shall each promptly make any other filing that is required under any Non-U.S. Competition Law. Holding, Acquiror and the Company shall

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each use their commercially reasonable efforts to resolve objections, if any, as may be asserted by any Governmental Entity with respect to the Merger under any antitrust or trade or regulatory Laws or regulations of any Governmental Entity, and neither the Company nor any of the Company Subsidiaries shall agree to do any of the actions set forth in the foregoing clause without the prior written consent of Acquiror. Holding and Acquiror shall reasonably consult with the Company and, subject to being permitted by the Governmental Entity to do so, the Company shall have the right to attend and participate in any telephone calls or meetings that Holding or Acquiror has with any Person with regard to this Agreement and the transactions contemplated hereby.

    (c) The Company agrees to provide, and will cause its Subsidiaries and its and their respective officers, employees and advisers to provide, such cooperation as is reasonably necessary in connection with the arrangement of any financing to be consummated contemporaneously with or at or after the Closing in respect of the transactions contemplated by this Agreement, including (i) participation in meetings, due diligence sessions and road shows, (ii) the preparation of offering memoranda, private placement memoranda, prospectuses and similar documents, (iii) the execution and delivery of any commitment or financing letters, underwriting, purchase or placement agreements, pledge and security documents, other definitive financing documents, or other requested certificates or documents and comfort letters and consents of accountants as may be reasonably requested by Holding and Acquiror and taking such other actions as are reasonably required to be taken by the Company in the Commitment Letters or any other financing arrangements contemplated by Section 7.7 hereof; provided, however, that (A) the terms and conditions of any of the agreements and other documents referred to in clause (iii) shall be consistent with the terms and conditions of the financing required to satisfy the condition precedent set forth in Section 9.3(d), (B) the Company shall be given a reasonable amount of time to review and comment on the terms and conditions of any of the agreements and other documents set forth in clause (iii) prior to the execution of those documents, (C) the terms and conditions of such financing may not require the payment of any commitment or other fees by the Company or any of its Subsidiaries, or the incurrence of any liabilities by the Company or any of its Subsidiaries, prior to the Effective Time and the obligation to make any such payment shall be subject to the occurrence of the Closing and (D) the Company shall not be required to provide any such assistance which would interfere unreasonably with the business or operations of the Company or its Subsidiaries. In addition, in conjunction with the obtaining of any such financing, the Company agrees, at the reasonable request of Holding and Acquiror, to call for prepayment or redemption, or to prepay, redeem and/or renegotiate, as the case may be, any then existing indebtedness of the Company; provided that no such prepayment or redemption shall themselves actually be made until contemporaneously with or after the Effective Time of the Merger.

    8.2.  Proxy Statement and Schedule 13E-3.

    (a) Reasonably promptly after execution of this Agreement, the Company shall prepare the Proxy Statement, file the Proxy Statement with the SEC under the Exchange Act, and use commercially reasonable efforts to have the Proxy Statement cleared by the SEC. Holding, Acquiror and the Company shall cooperate with each other in the preparation of the Proxy Statement, and the Company shall notify Acquiror of the receipt of any comments of the SEC with respect to the Proxy Statement and of any requests by the SEC for any amendment or supplement thereto or for additional information and shall provide to Acquiror reasonably promptly copies of all correspondence between the Company or any representative of the Company and the SEC. The Company shall give Acquiror and its counsel the opportunity to review and comment on the Proxy Statement and any other documents filed with the SEC or mailed to the Company Stockholders prior to their being filed with, or sent to, the SEC or mailed to its Stockholders and shall give Acquiror and its counsel the opportunity to review and comment on all amendments and supplements to the Proxy Statement and any other documents filed with, or sent to, the SEC or mailed to the Company Stockholders and all responses to requests for additional information and replies to comments prior to their being filed with,

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or sent to, the SEC or mailed to its Stockholders. Each of the Company, Holding and Acquiror agrees to use its commercially reasonable efforts, after consultation with the other parties hereto, to respond promptly to all such comments of and requests by the SEC. As promptly as practicable after the Proxy Statement has been cleared by the SEC, the Company shall mail the Proxy Statement to the Stockholders. Prior to the date of approval of the Merger by the Stockholders, each of the Company, Holding and Acquiror shall correct promptly any information provided by it and used in the Proxy Statement that shall have become false or misleading in any material respect, and the Company shall take all steps necessary to file with the SEC and have cleared by the SEC any amendment or supplement to the Proxy Statement as to correct the same and to cause the Proxy Statement as so corrected to be disseminated to the Stockholders, in each case to the extent required by applicable Law.

    (b) Promptly following the date of this Agreement, Holding, Acquiror and the Company shall file with the SEC, and shall use all commercially reasonable efforts to cause any of their respective Affiliates engaging in this transaction to file with the SEC, a Schedule 13E-3 with respect to the Merger. Each of the parties hereto agrees to use all commercially reasonable efforts to cooperate and to provide each other with such information as any of such parties may reasonably request in connection with the preparation of the Proxy Statement and the Schedule 13E-3. The Schedule 13E-3 shall be filed with the SEC concurrently with the filing of the Proxy Statement. Each of the Company, Holding and Acquiror agrees to use its commercially reasonable efforts, after consultation with the other parties hereto, to respond promptly to all such comments of and requests by the SEC. Each party hereto agrees promptly to supplement, update and correct any information provided by it for use in the Schedule 13E-3 if and to the extent that such information is or shall have become incomplete, false or misleading.

    8.3.  Public Announcements.  The parties shall consult with each other before issuing any press release or making any public statement with respect to this Agreement and the transactions contemplated hereby and shall not issue any such press release or make any such public statement without the prior consent of the other parties, which shall not be unreasonably withheld or delayed, except as may be required by applicable Law or any listing agreement with any national securities exchange.

    8.4.  Access to Information; Notification of Certain Matters.

    (a) From the date hereof until the Effective Time and subject to applicable Law, the Company shall (i) give to Holding and Acquiror, their counsel, financial advisors, auditors and other authorized representatives reasonable access to its offices, properties, books and records; (ii) furnish or make available to Holding and Acquiror, their counsel, financial advisors, auditors and other authorized representatives any financial and operating data and other information as those Persons may reasonably request; and (iii) instruct its employees, counsel, financial advisors, auditors and other authorized representatives to cooperate with the reasonable requests of Holding and Acquiror in their investigation. Any investigation pursuant to this Section shall be conducted in a manner which will not interfere unreasonably with the conduct of the business of the Company and its Subsidiaries and shall be in accordance with any other existing agreements or obligations binding on the Company or any of its Subsidiaries. Unless otherwise required by Law, each of Holding and Acquiror will hold, and will cause its respective officers, employees, counsel, financial advisors, auditors and other authorized representatives to hold any nonpublic information obtained in any investigation in confidence in accordance with and agrees to be bound by, the terms of the confidentiality letter, dated December 15, 2000, as amended as of the date hereof (the "Confidentiality Agreement"), among the Company and the members of the Buying Group. No investigations pursuant to this Section 8.4(a) shall affect any representations or warranties of the parties herein or the conditions to the obligations of the parties hereto.

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    (b) The Company shall give prompt notice to Holding and Acquiror, and Holding and Acquiror shall give prompt notice to the Company, of (i) the occurrence or nonoccurrence of any event the occurrence or nonoccurrence of which would reasonably be expected to cause any representation or warranty of such party contained in this Agreement to be untrue or inaccurate in any material respect; (ii) any failure of the Company or Holding and Acquiror, as the case may be, to materially comply with or satisfy, or the occurrence or nonoccurrence of any event, the occurrence or nonoccurrence of which would reasonably be expected to cause the failure by such party to materially comply with or satisfy, any covenant, condition or agreement to be complied with or satisfied by it hereunder; (iii) any notice or other communication from any Third Party alleging that the consent of such Third Party is or may be required in connection with the transactions contemplated by this Agreement; and (iv) the occurrence of any event, development or circumstance which has had or would be reasonably likely to result in a Company or Holding Material Adverse Effect; provided, however, that the delivery of any notice pursuant to this Section 8.4(b) shall not limit or otherwise affect the remedies available hereunder to the party giving or receiving such notice.

    8.5.  Further Assurances.  Upon the terms and subject to the conditions of this Agreement, each of the parties hereto shall use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, to obtain in a timely manner all necessary waivers, consents and approvals and to effect all necessary registrations and filings, and otherwise to satisfy or cause to be satisfied all conditions precedent to its obligations under this Agreement. At and after the Effective Time, the officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of the Company or Acquiror, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Acquiror, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

    8.6.  Registration Statement.

    (a) Reasonably promptly after execution of this Agreement, Holding shall prepare and file with the SEC the Registration Statement; provided, however, that Holding and Acquiror shall use their commercially reasonable efforts to file the Registration Statement simultaneously with the filings of the Schedule 13E-3 and the Proxy Statement. Holding and the Company agree to cooperate in coordinating such simultaneous filings. Holding shall use commercially reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after the filing and to keep the Registration Statement effective as long as is necessary to offer and sell shares of common stock of Holding to employees of the Company. Holding and the Company shall also take any action required to be taken under any applicable state securities or blue sky Laws in connection with the issuance of shares of common stock of Holding.

    (b) Holding and the Company shall cooperate with each other in the preparation of the Registration Statement, and Holding shall notify the Company of the receipt of any comments of the SEC with respect to the Registration Statement and of any requests by the SEC for any amendment thereto or for additional information and shall provide to the Company reasonably promptly copies of all correspondence between Holding or any representative of the Holding and the SEC. Holding shall give the Company and its counsel the opportunity to review the Registration Statement prior to its being filed with the SEC and shall give the Company and its counsel the opportunity to review all amendments to the Registration Statement and all responses to requests for additional information and replies to comments prior to their being filed with, or sent to, the SEC. Holding will advise the Company, promptly after it receives notice thereof, of the time when the Registration Statement has become effective or any supplement or amendment has been filed, the issuance of any stop order, or

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any request by the SEC for amendment of the Registration Statement or comments thereon and responses thereto or requests by the SEC for additional information. If at any time prior to the Effective Time, the Company or Holding discovers any information relating to either party, or any of their respective Affiliates, officers or directors, that should be set forth in an amendment to the Registration Statement, so that the document will not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers any misleading information shall promptly notify the other parties hereto and an appropriate amendment describing the information shall be promptly filed with the SEC and, to the extent required by Law, disseminated to the recipients of the Prospectus.

    (c) Subject to compliance with applicable securities Laws, Holding and Acquiror will use their commercially reasonable efforts to provide adequate information and communications to the employees of the Company concerning the proposed capitalization of Holding and any proposals of Holding or Acquiror to allow employees of the Company to purchase shares of common stock of Holding pursuant to the Registration Statement or to otherwise acquire equity securities of Holding.

    8.7.  Disposition of Litigation.  The Company will consult with Holding with respect to any Action by any Third Party to restrain or prohibit or otherwise oppose the Merger or the other transactions contemplated by this Agreement and, subject to Section 6.3, will resist any such effort to restrain or prohibit or otherwise oppose the Merger or the other transactions contemplated by this Agreement. Holding may participate in (but not control) the defense of any stockholder litigation against the Company and its directors relating to the transactions contemplated by this Agreement at Holding's sole cost and expense. In addition, subject to Section 6.3, the Company will not voluntarily cooperate with any Third Party which has sought or may hereafter seek to restrain or prohibit or otherwise oppose the Debt Offer, the Merger or the other transactions contemplated by this Agreement and will cooperate with Holding to resist any such effort to restrain or prohibit or otherwise oppose the Debt Offer, the Merger or the other transactions contemplated by this Agreement.

    8.8.  Confidentiality Agreements.  The parties acknowledge that the Company and the members of the Buying Group entered into the Confidentiality Agreement, which Confidentiality Agreement shall continue in full force and effect in accordance with its terms until the earlier of (a) the Effective Time or (b) the expiration of the Confidentiality Agreement according to its terms. Without the prior written consent of Acquiror, neither the Company nor any Subsidiary of the Company will waive or fail to enforce any provision of any confidentiality or similar agreement which the Company has entered into since November 10, 2000 in connection with a business combination relating to the Company.

    8.9.  Resignation of Directors.  Prior to the Effective Time, the Company shall use its commercially reasonable efforts to deliver to Acquiror evidence satisfactory to Acquiror of the resignation of all directors of the Company (other than Richard C. Blum, Bradford M. Freeman, Raymond E. Wirta and W. Brett White), effective at the Effective Time.

    8.10.  Senior Subordinated Notes.

    (a) At or prior to the Effective Time, the Company, Holding and Acquiror will take all actions as may be necessary to (i) repurchase the aggregate principal amount of the Company's 8 7/8% Senior Subordinated Notes due 2006 (hereinafter referred to as the "Notes") that are tendered to the Company on the terms set forth in Section 8.10 of the Company Disclosure Schedule and such other customary terms and conditions as are reasonably acceptable to Acquiror and (ii) obtain the consent of holders of such principal amount of the Notes outstanding required pursuant to terms of the First Supplemental Indenture dated as of May 26, 1998 between the Company and State Street Bank and Trust Company of California, National Association, as Trustee (the "Indenture"), to amend the terms of the Indenture in the manner set forth in Section 8.10 of the Company Disclosure Schedule (the foregoing clauses (i) and (ii), together the "Debt Offer"). Notwithstanding the foregoing, in no event

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shall the Company be required to take any action that could obligate the Company to repurchase any Notes or incur any additional obligations to the holders of Notes prior to the Effective Time.

    (b) The Company shall waive any of the conditions to the Debt Offer and make any other changes in the terms and conditions of the Debt Offer as reasonably requested by the Acquiror, and the Company shall not, without Acquiror's prior consent, waive any material condition to the Debt Offer, make any changes to the terms and conditions of the Debt Offer set forth in Section 8.10 of the Company Disclosure Schedule or make any other material changes in the terms and conditions of the Debt Offer. Notwithstanding the immediately preceding sentence, Acquiror shall not request that the Company make any change to the terms and conditions of the Debt Offer which decreases the price per Note payable in the Debt Offer, changes the form of consideration payable in the Debt Offer (other than by adding consideration) or imposes conditions to the Debt Offer in addition to those set forth in Section 8.10 of the Company Disclosure Schedule which are materially adverse to holders of the Notes (it being agreed that a request by Acquiror that the Company waive any condition in whole or in part at any time and from time to time in its sole discretion shall not be deemed to be materially adverse to any holder of Notes), unless such change was previously approved in writing by the Special Committee or a majority of the disinterested members of the Board of Directors of the Company.

    (c) Promptly following the date of this Agreement, Holding, Acquiror and the Company shall prepare an offer to purchase the Notes (or portions thereof) and forms of the related letter of transmittal (the "Letter of Transmittal") (collectively, the "Offer to Purchase") and summary advertisement, as well as other information and exhibits (collectively, the "Offer Documents"). Holding, Acquiror and the Company shall cooperate with each other in the preparation of the Offer Documents. All mailings to the holders of Notes in connection with the Debt Offer shall be subject to the prior review, comment and reasonable approval of Acquiror. Provided that this Agreement shall not have been terminated in accordance with Section 10.1, the Company shall, promptly after request of Acquiror (but in no event earlier than twenty calendar days after the date hereof), commence the Debt Offer and cause the Offer Documents to be mailed to the holders of the Notes as promptly as practicable following execution of this Agreement. The Company, Holding and Acquiror agree promptly to correct any information in the Offer Documents that shall be or have become false or misleading in any material respect.

    (d) In connection with the Debt Offer, if requested by Acquiror, the Company shall promptly furnish Acquiror with security position listings, any non-objecting beneficial owner lists and any available listings or computer files containing the names and addresses of the beneficial owners and/or record holders of Notes, each as of a recent date, and shall promptly furnish Acquiror with such additional information (including but not limited to updated lists of Noteholders, mailing labels, security position listings and non-objecting beneficial owners lists) and such other assistance as Acquiror or its agents may reasonably require in communicating the Debt Offer to the record and beneficial holders of Notes.

ARTICLE 9

CONDITIONS TO MERGER

    9.1.  Conditions to the Obligations of Each Party.  The obligations of the Company, Holding and Acquiror to consummate the Merger are subject to the satisfaction of the following conditions:

    (a) the Company Stockholder Approval shall have been obtained;

    (b) any applicable waiting period or required approval under the HSR Act, Non-U.S. Competition Law or any other similar applicable Law required prior to the completion of the Merger shall have expired or been earlier terminated or received;

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    (c) no Governmental Entity of competent authority or jurisdiction shall have issued any Law or taken any other action then in effect, which restrains, enjoins or otherwise prohibits or makes illegal the consummation of the Merger; provided, however, that the parties hereto shall use their commercially reasonable efforts to have any such Law or other legal restraint vacated; and

    (d) the Registration Statement shall have been declared by the SEC and continue to be effective.

    9.2.  Conditions to the Obligations of the Company.  The obligations of the Company to consummate the Merger are subject to the satisfaction of the following further conditions:

    (a) (i) each of Holding and Acquiror shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Effective Time, (ii) (A) the representations and warranties of Holding and Acquiror contained in this Agreement that are qualified by reference to a Holding Material Adverse Effect shall be true and correct when made and at and as of the Effective Time, as if made at and as of such time, and (B) all other representations and warranties of Holding and Acquiror shall have been true and correct in all material respects when made and at and as of the Effective Time as if made at and as of such time, and (iii) the Company shall have received a certificate signed by the Chief Executive Officer or President of each of Holding and Acquiror to the foregoing effect;

    (b) each of Holding and Acquiror shall have obtained or made all consents, approvals, actions, orders, authorizations, registrations, declarations, announcements and filings contemplated by Section 5.3, which if not obtained or made (i) would render consummation of the Merger illegal or (ii) (assuming the Effective Time had occurred) would be reasonably likely to have, individually or in the aggregate, a Holding Material Adverse Effect or a Company Material Adverse Effect; and

    (c) Holding and Acquiror shall have caused the valuation firm which has delivered a solvency letter to the financial institutions providing the Financing (or, if no such letter has been provided thereto, a valuation firm reasonably acceptable to the Company) to have delivered to the Company a letter addressed to the Special Committee and the Board of Directors in form and substance reasonably satisfactory to the Special Committee as to the solvency of the Company and its Subsidiaries after giving effect to the Merger, the financing arrangements contemplated by Acquiror with respect to the Merger and the other transactions contemplated hereby.

    9.3.  Conditions to the Obligations of Acquiror.  The obligations of Acquiror to consummate the Merger are subject to the satisfaction of the following further conditions:

    (a) (i) the Company shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Effective Time, (ii) (A) the representations and warranties of the Company contained in this Agreement that are qualified by reference to a Company Material Adverse Effect shall be true and correct when made and at and as of the Effective Time, as if made at and as of such time, and (B) all other representations and warranties of the Company shall have been true and correct in all material respects when made and at and as of the time of the Effective Time, as if made as of such time, and (iii) Acquiror shall have received a certificate signed by the Chief Executive Officer or Chief Financial Officer of the Company to the foregoing effect;

    (b) the Company shall have obtained or made all consents, approvals, actions, orders, authorizations, registrations, declarations, announcements and filings contemplated by Section 4.3 which if not obtained or made (i) would render consummation of the Merger illegal or (ii) would be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect; provided, however, that this condition shall be deemed satisfied if the failure of this condition is due to willful breach by Holding or Acquiror of any covenant or willful failure to perform any agreement or a willful breach by Holding or Acquiror of any representation or warranty contained in any of the agreements related to the Financing;

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    (c) (i) the Senior Subordinated Notes Proceeds shall have been released to the Acquiror from the escrow account into which they were deposited in connection with the closing of the offering of the Acquiror Senior Subordinated Notes, and (ii) the funding contemplated by the Commitment Letters shall have been obtained on substantially the terms set forth in the Commitment Letters or the funding of the alternative financing contemplated by Section 7.7 shall have been obtained; and

    (d) the consents of the holders of the Notes required by Section 8.10(a) shall have been obtained.

ARTICLE 10

TERMINATION

    10.1.  Termination.  This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time by written notice, whether before or after the Company Stockholder Approval shall have been obtained:

    (a) by mutual written agreement of Holding, Acquiror and the Company, in each case duly authorized by the Boards of Directors or a duly authorized committee thereof;

    (b) by either Acquiror or the Company, if

       (i) the Merger shall not have been consummated by July 20, 2001 (the "End Date"); provided, however, that the right to terminate this Agreement under this Section 10.1(b)(i) shall not be available to any party whose breach of any provision of this Agreement has resulted in the failure of the Merger to occur on or before the End Date;

      (ii) there shall be any Law that makes consummation of the Merger illegal or otherwise prohibited or any judgment, injunction, order or decree of any Governmental Entity having competent jurisdiction enjoining the Company or Acquiror from consummating the Merger is entered and the judgment, injunction, judgment, order or decree shall have become final and nonappealable and, prior to that termination, the parties shall have used reasonable best efforts to resist, resolve or lift, as applicable, the Law, judgment, injunction, order or decree; or

      (iii) at the Company Stockholder Meeting (including any adjournment or postponement thereof), the Company Stockholder Approval shall not have been obtained;

    (c) by the Company, (i) if a breach of any representation, warranty, covenant or agreement on the part of Holding or Acquiror set forth in this Agreement shall have occurred which would cause any of the conditions set forth in Section 9.2(a) not to be satisfied, and such condition shall be incapable of being satisfied by the End Date; or (ii) as contemplated by Section 6.3(e); provided, however, that termination of this Agreement pursuant to this clause (ii) shall not be effective until the Termination Fee has been paid to Acquiror in accordance with Section 10.2(b);

    (d) by Acquiror if a breach of or failure to perform any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement shall have occurred which would cause any of the conditions set forth in Section 9.3(a) not to be satisfied, and such condition is incapable of being satisfied by the End Date; or

    (e) by Acquiror if the Board of Directors of the Company or the Special Committee shall (i) (A) amend, withdraw, modify, change, condition or qualify the Company Recommendation in a manner adverse to Holding and Acquiror; (B) approve or recommend to the Company Stockholders an Acquisition Proposal (other than by Holding, Acquiror or their Affiliates); or (C) approve or recommend that the Company Stockholders tender their Company Shares in any tender or exchange offer that is an Acquisition Proposal (other than by Holding, Acquiror or their Affiliates); (ii) deliver any notice pursuant to Section 6.3(e) that it intends to terminate this Agreement and such notice is not unconditionally withdrawn prior to the third Business Day following such delivery; (iii) in the case of the Board of Directors, the Special Committee or any other duly authorized committee thereof,

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approve a resolution or agree to do any of the foregoing (it being understood and agreed that the delivery of notice pursuant to Section 6.3(e) and any subsequent public announcement of such notice shall not entitle Acquiror to terminate this Agreement pursuant to this Section 10.1(e), provided such notice is unconditionally withdrawn prior to the third Business Day following delivery and the Company has previously unconditionally terminated any agreement entered into in connection with the related Acquisition Proposal); or (iv) any Person or group (other than Holding, Acquiror or their Affiliates) acquires beneficial ownership of a majority of the outstanding Company Shares.

    10.2.  Effect of Termination.

    (a) If this Agreement is terminated pursuant to Section 10.1 (including any termination by way of Section 6.3), there shall be no liability or obligation on the part of Holding, Acquiror, the Company or any of their respective officers, directors, Stockholders, agents or Affiliates, except no such termination shall relieve any party hereto of any liability or damages resulting from any willful breach of this Agreement; provided that the provisions of Sections 8.3, 8.8, 10.2 and 10.3 and Article 11 of this Agreement, shall remain in full force and effect and survive any termination of this Agreement.

    (b) In the event that this Agreement is terminated by Acquiror pursuant to Section 10.1(e) or by the Company pursuant to Section 10.1(c)(ii), the Company shall pay to RCBA by wire transfer of immediately available funds to an account designated by RCBA on the next Business Day following such termination a cash amount equal to the sum of $7,500,000 plus all reasonable and documented out-of-pocket expenses and fees incurred by Holding and its stockholders on or prior to the termination of this Agreement in connection with the transactions contemplated by this Agreement; provided, however, that the aggregate amount of expenses and fees to be paid by the Company shall not exceed $3,000,000 (collectively, the "Termination Fee"). This Section 10.2(b) is intended to be for the benefit of, and shall be enforceable by, RCBA.

    (c) In the event that (i) this Agreement is terminated pursuant to Sections 10.1(b)(iii) or 10.1(d), (ii) an Acquisition Proposal (with all percentages included in the definition of Acquisition Proposal increased to 51% for purposes of this definition) has been made prior to the Company Stockholder Meeting or such termination (and, in the case of Section 10.1(d), prior to the breach giving rise to termination) and (iii) a transaction contemplated by an Acquisition Proposal (with all percentages included in the definition of Acquisition Proposal increased to 51% for purposes of this definition) is completed or a definitive agreement is executed by the parties thereto with respect to an Acquisition Proposal (with all percentages included in the definition of Acquisition Proposal increased to 51% for purposes of this definition) within twelve (12) months from the date this Agreement is terminated, the Company shall pay to RCBA by wire transfer of immediately available funds to an account designated by RCBA on the next Business Day following the closing of the transaction contemplated by such Acquisition Proposal, a cash amount equal to the Termination Fee.

    10.3.  Fees and Expenses.  Except as otherwise specifically provided herein, all fees and expenses incurred in connection herewith and the transactions contemplated hereby shall be paid by the party incurring expenses, whether or not the Merger is consummated.

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ARTICLE 11

MISCELLANEOUS

    11.1.  Notices.  All notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given,

    if to Holding or Acquiror, to:

    c/o BLUM Capital Partners, L.P.
    909 Montgomery Street, Suite 400
    San Francisco, California 94133
    Attention: Murray A. Indick
    Facsimile No.: (415) 434-3130

    with a copy to:

    Simpson Thacher & Bartlett
    3330 Hillview Avenue
    Palo Alto, California 94304
    Attention: Richard Capelouto
    Facsimile No.: (650) 251-5002

    if to the Company, to:

    CB Richard Ellis Services, Inc.
    200 North Sepulveda Boulevard
    Suite 300
    El Segundo, California 90245
    Attention: Walter V. Stafford
    Facsimile: (310) 563-8632

    with a copy to:

    McDermott, Will & Emery
    227 West Monroe Street
    Chicago, Illinois 60606
    Attention: Thomas J. Murphy, P.C.
    Facsimile: (312) 984-7700

or such other address or facsimile number as a party may hereafter specify for the purpose by notice to the other parties hereto. Each notice, request or other communication shall be effective only (a) if given by facsimile, when the facsimile is transmitted to the facsimile number specified in this Section and the appropriate facsimile confirmation is received or (b) if given by overnight courier or personal delivery when delivered at the address specified in this Section.

    11.2.  Effectiveness of Amendment and Restatement; Effectiveness of Representations and Warranties and Agreements.

    (a) This Agreement amends certain provisions of the First Amended and Restated Agreement and restates the terms of the First Amended and Restated Agreement in their entirety so as to reflect and give effect to such amendments. All amendments to the First Amended and Restated Agreement effected by this Agreement, and all other covenants, agreements, terms and provisions of this Agreement, shall have effect from the date of the Original Agreement.

    (b) Each of the representations and warranties of each party hereto made in this Agreement shall be deemed (i) to be made on the date of the Original Agreement and as of the Closing Date and

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(ii) not made on the date hereof (except that the representations and warranties of Acquiror in Section 5.5 shall be deemed to be made on the date hereof and as of the Closing Date).

    11.3.  Survival of Representations, Warranties and Covenants after the Effective Time.  The representations and warranties contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time or the termination of this Agreement. The covenants contained in Articles 2, 3, 7 and 11 shall survive the Effective Time.

    11.4.  Amendments; No Waivers.

    (a) Any provision of this Agreement may be amended or waived prior to the Effective Time, if, and only if, the amendment or waiver is in writing and signed, in the case of an amendment, by the Company, Holding and Acquiror or in the case of a waiver, by the party against whom the waiver is to be effective; provided, however, that after the Company Stockholder Approval, no such amendment or waiver shall, without the further approval of the Company Stockholders, be made that would require such approval under any applicable Law. Notwithstanding the foregoing, any amendment or waiver agreed to by the Company shall be effective only if authorized or approved in writing by the Special Committee or a majority of the members of the Board of Directors not affiliated with the Buying Group.

    (b) At any time prior to the Effective Time, any party hereto may with respect to any other party hereto (a) extend the time for the performance of any of the obligations or other acts of such party and (b) waive any inaccuracies in the representations and warranties of such party contained herein or in any document delivered pursuant hereto; provided, however, that any extension or waiver agreed to by the Company shall be effective only if authorized or approved in writing by the Special Committee or a majority of the members of the Board of Directors not affiliated with the Buying Group. No such extension or waiver shall be deemed or construed as a continuing extension or waiver on any occasion other than the one on which such extension or waiver was granted or as an extension or waiver with respect to any provision of this Agreement not expressly identified in such extension or waiver on the same or any other occasion. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

    11.5.  Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that all or any of the rights or obligations of Holding or Acquiror may be assigned to any direct or indirect wholly-owned Subsidiary of such party (which assignment shall not relieve such assigning party of its obligations hereunder); provided, further, that other than with respect to the foregoing proviso, no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto. Any purported assignment in violation hereof shall be null and void.

    11.6.  Counterparts; Effectiveness; Third Party Beneficiaries.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. Except as set forth in Section 7.1 and Section 10.2(b), no provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

    11.7.  Governing Law.  This Agreement shall be construed in accordance with and governed by the internal Laws of the State of Delaware applicable to contracts executed and fully performed within the state of Delaware.

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    11.8.  Jurisdiction.  Except as otherwise expressly provided in this Agreement, the parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the District of Delaware or, if such court does not have jurisdiction over the subject matter of such proceeding or if such jurisdiction is not available, in the Court of Chancery of the State of Delaware, County of New Castle, and each of the parties hereby consents to the exclusive jurisdiction of those courts (and of the appropriate appellate courts therefrom) in any suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding in any of those courts or that any suit, action or proceeding which is brought in any of those courts has been brought in an inconvenient forum. Process in any suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any of the named courts. Without limiting the foregoing, each party agrees that service of process on it by notice as provided in Section 11.1 shall be deemed effective service of process.

    11.9.  Enforcement.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at Law or in equity.

    11.10.  Entire Agreement.  This Agreement (together with the exhibits and schedules hereto) and the Confidentiality Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof.

    11.11.  Authorship.  The parties agree that the terms and language of this Agreement were the result of negotiations between the parties and, as a result, there shall be no presumption that any ambiguities in this Agreement shall be resolved against any party. Any controversy over construction of this Agreement shall be decided without regard to events of authorship or negotiation.

    11.12.  Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

    11.13.  Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

    11.14.  Headings; Construction.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. In this Agreement (a) words denoting the singular include the plural and vice versa, (b) "it" or "its" or words denoting any gender include all genders, (c) the word "including" shall mean "including without limitation," whether or not expressed, (d) any reference herein to a Section, Article, Paragraph, Clause or Schedule refers to a Section, Article, Paragraph or Clause of or a Schedule to this Agreement, unless otherwise stated, and (e) when calculating the period of time within or following which any act is to be done or steps taken, the date which is the reference day in calculating such period shall be excluded and if the last day of such period is not a Business Day, then the period shall end on the next day which is a Business Day.

*      *      *

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    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BLUM CB HOLDING CORP.		CB RICHARD ELLIS SERVICES, INC.
By:	/s/ CLAUS J. MOLLER	By:	/s/ WALTER V. STAFFORD
Its:	President	Its:	Senior Executive Vice President and General Counsel
BLUM CB CORP.
By:	/s/ CLAUS J. MOLLER
Its:	President

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 Appendix B

AMENDED AND RESTATED CONTRIBUTION AND VOTING AGREEMENT

    AMENDED AND RESTATED CONTRIBUTION AND VOTING AGREEMENT, dated as of May 31, 2001 (this "Agreement"), among CBRE Holding, Inc., a Delaware corporation ("Holding"), BLUM CB Corp., a Delaware corporation and wholly owned subsidiary of Holding ("Newco"), RCBA Strategic Partners, L.P., a Delaware limited partnership (together with its respective permitted assigns as provided herein, "BLUM"), FS Equity Partners III, L.P., a Delaware limited partnership ("FSEP"), and FS Equity Partners International, L.P., a Delaware limited partnership ("FSEP International", and together with FSEP, "Freeman Spogli"), Raymond E. Wirta ("Wirta"), W. Brett White ("White"), those other investors who are signatories to this agreement (collectively with Wirta and White, the "Other Investors") and Donald M. Koll ("Koll"). BLUM, Freeman Spogli and the Other Investors are herein collectively referred to as the "Investors." Unless expressly provided otherwise in this Agreement, capitalized terms defined in the Merger Agreement when used in this Agreement shall have the same meanings set forth in the Merger Agreement (defined below).

    WHEREAS, Newco has entered into an Agreement and Plan of Merger, dated as of February 23, 2001 (as amended, the "Merger Agreement"), with CB Richard Ellis Services, Inc., a Delaware corporation ("CBRE"), pursuant to which and subject to the terms and conditions thereof, Newco shall merge with and into CBRE (the "Merger"), such that CBRE shall thereafter be a wholly owned subsidiary of Holding;

    WHEREAS, in connection with the consummation of the Merger and the receipt by the Investors of common stock of Holding, each of the Investors shall become parties to a stockholders' agreement in the form attached hereto as Exhibit A (the "Securityholders' Agreement");

    WHEREAS, in connection with the financing of the Merger and the related transactions, Newco is offering for issuance and sale $229 million aggregate principal amount of its senior subordinated notes (the "Newco Senior Subordinated Notes") and, upon the closing of such offering, the proceeds from such issuance and sale (the "Senior Subordinated Notes Proceeds") will be deposited in an escrow account, together with an additional amount of cash (the "Pre-Funded Interest") sufficient to pay the special mandatory redemption price for the Newco Senior Subordinated Notes as described in the Preliminary Confidential Offering Circular used in connection with the offering of the Newco Senior Subordinated Notes;

    WHEREAS, in connection with the financing of the Merger and the related transactions, Holding is offering for issuance and sale at least 3,236,613 shares of Class A common stock, par value $.01 per share ("Holding Class A Common Stock"), of Holding (including shares underlying stock fund units in the CB Richard Ellis Services, Inc. Deferred Compensation Plan) to eligible employees and independent contractors of CBRE (the "Employee Offering");

    WHEREAS, in connection with the execution of the Merger Agreement, Newco has received certain financing agreements and documents from Credit Suisse First Boston ("CSFB") and DLJ Investment Funding, Inc. ("DLJ") with respect to the provision of debt financing to effect the Merger (the "Debt Financing Documents");

    WHEREAS, the parties hereto desire to make certain agreements, representations, warranties and covenants in connection with the Merger, the Merger Agreement, the Securityholders' Agreement, the Debt Financing Documents and the transactions contemplated hereby and thereby (collectively, the "Transactions"); and

    WHEREAS, the parties to this Agreement previously entered into a Contribution and Voting Agreement, dated as of February 23, 2001 (the "Original Agreement"), and this Agreement constitutes an amendment and restatement of the Original Agreement.

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    NOW, THEREFORE, in consideration of the mutual covenants and conditions as hereinafter set forth, the parties hereto do hereby agree as follows:

I
CONTRIBUTIONS

    1.1.  BLUM Contribution.  At the Contribution Closing (as defined below), on the terms and subject to the conditions of this Agreement, BLUM hereby agrees to (i) transfer and deliver to Holding 3,423,886 shares of common stock, par value $.01 per share (the "CBRE Common Stock"), of CBRE (the "BLUM Stock Contribution"), and (ii) make an aggregate cash contribution to Holding of approximately $40.9 million to approximately $92.6 million (as determined by Holding no less than twelve business days prior to the Contribution Closing, which amount shall be equal to approximately $92.6 million minus (A) the total number of shares of Class A common stock and stock fund units in the CB Richard Ellis Services, Inc. Deferred Compensation Plan subscribed for in the Employee Offering multiplied by $16.00, minus (B) the amount of the Pre-Funded Interest Contribution, minus (C) the amount of the Initial BLUM Contribution, plus (D) the aggregate amount of full-recourse notes delivered to Holding as consideration for shares of Class A common stock subscribed for in the Employee Offering) in immediately available funds to an account of Holding (the "BLUM Cash Contribution," and together with the BLUM Stock Contribution, the "BLUM Contribution"). In connection with such BLUM Contribution, Holding hereby agrees to issue to BLUM at the Contribution Closing (a) 3,423,886 shares of Class B common stock, par value $.01 per share ("Holding Class B Common Stock"), of Holding in exchange for the BLUM Stock Contribution and (b) a number of shares of Holding Class B Common Stock in exchange for the BLUM Cash Contribution equal to the quotient obtained by dividing (x) the amount of the BLUM Cash Contribution by (y) $16.00 (the shares of Holding Class B Common Stock being issued to BLUM in accordance with clauses (a) and (b) are collectively referred to as the "BLUM Shares").

    1.2.  Freeman Spogli Contributions.  At the Contribution Closing, on the terms and subject to the conditions of this Agreement, Freeman Spogli hereby agrees to transfer and deliver to Holding 3,402,463 shares of CBRE Common Stock (the "Freeman Spogli Contribution"). In connection with such Freeman Spogli Contribution, Holding hereby agrees to issue to Freeman Spogli at the Contribution Closing 3,402,463 shares (the "Freeman Spogli Shares") of Holding Class B Common Stock.

    1.3.  Other Investors Contribution.  At the Contribution Closing, on the terms and subject to the conditions of this Agreement, each of the Other Investors hereby agrees to transfer and deliver to Holding the total number of shares of CBRE Common Stock set forth opposite his or her name on Schedule I hereto (each, an "Other Investor Contribution"). In connection with each such Other Investor Contribution, Holding hereby agrees to issue to such Other Investor at the Contribution Closing the total number of shares (the "Other Investor Shares") of Holding Class B Common Stock set forth opposite his or her name on Schedule I hereto.

    1.4.  Delivery of Funds and Certificates.  Subject to the satisfaction (or waiver by the parties entitled to the benefit thereof) of the conditions set forth in Section 1.5 of this Agreement, the closing of the transactions contemplation hereby (the "Contribution Closing") will take place at the offices of Simpson Thacher & Bartlett, 3330 Hillview Avenue, Palo Alto, California 94304, or at such other location as the parties may mutually agree, immediately prior to the closing under the Merger Agreement. At the Contribution Closing, Holding will deliver to the Investors duly executed certificates, registered in the Investors' respective names, representing the BLUM Shares, the Freeman Spogli Shares and each of the Other Investor Shares, as the case may be, against the transfer and payment (including, to the extent applicable, the delivery of certificates evidencing the applicable number of shares of CBRE Common Stock duly endorsed to Holding), to Holding of the BLUM Contribution, the Freeman Spogli Contribution and each of the Other Investor Contributions, respectively, which shall represent payment in full for the BLUM Shares, the Freeman Spogli Shares and each of the Other Investor Shares.

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    1.5  Conditions to the Obligations of the Parties Hereunder.  The respective obligations of the Investors to consummate the transactions contemplated by this Agreement shall be subject to the following conditions, each of which is for the benefit of and any of which may be waived by the Investors:

      (a) Subject to Section 4.9, Holding shall have determined that all the conditions to the consummation of the Merger (as set forth in the Merger Agreement) have been satisfied or waived by the necessary party to the Merger Agreement; and

      (b) the representations and warranties of Holding and Newco contained herein shall be correct and complete in all material respects as of the Contribution Closing to the same extent as though made on and as of such date.

    1.6.  Termination.  This Agreement may be terminated and the Transactions may be abandoned at any time prior to the Contribution Closing by any of the parties hereto if the Merger Agreement shall have been terminated in accordance with its terms. In the event of any termination of the Agreement as provided in this Section 1.6, this Agreement shall forthwith become wholly void and of no further force or effect (except Section 4.4 and Article V) and there shall be no liability on the part of any parties hereto or their respective officers or directors, except as provided in such Section 4.4 and Article V. Notwithstanding the foregoing, no party hereto shall be relieved from liability for any willful breach of this Agreement.

II
REPRESENTATIONS AND WARRANTIES

    2.1.  Representations and Warranties of Holding and Newco.  Each of Holding and Newco represents and warrants to the Investors as follows:

      (a) Each of Holding and Newco is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Delaware and has all requisite corporate power and authority to execute and deliver this Agreement and the agreements contemplated hereby and to perform its obligations hereunder and thereunder. The execution and delivery by each of Holding and Newco of this Agreement and the agreements contemplated hereby, the performance by each of Holding and Newco of its obligations hereunder and thereunder, and the consummation by each of Holding and Newco of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action. This Agreement has been duly executed and delivered by each of Holding and Newco and, assuming the due authorizations, executions and deliveries thereof by the Investors, constitutes a legal, valid and binding obligation of each of Holding and Newco, enforceable against each of Holding and Newco in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors rights generally and by the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or in law).

      (b) As of the date hereof, the authorized capital stock of Holding consists of 2000 shares of common stock, par value $.01 per share ("Holding Common Stock"), 10 of which are issued and outstanding and held by BLUM as of the date hereof (each such share having been purchased by BLUM for a cash price of $16.00 per share (such initial contribution, in the aggregate, the "Initial BLUM Contribution")). As of the date hereof, the authorized capital stock of Newco consists of 2000 shares of common stock, par value $.01 per share ("Acquiror Common Stock"), 10 of which are issued and outstanding and held by Holding as of the date hereof (each such share having been purchased by Holding for a cash price of $16.00 per share).

      (c) The BLUM Shares, the Freeman Spogli Shares and the Other Investors Shares, when issued and delivered in accordance with the terms hereof and upon receipt of payment required to be made hereunder, will be duly authorized, validly issued, fully paid and nonassessable and free

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  and clear of any mortgage, pledge, security interest, claim, encumbrance, lien or charge of any kind (each, a "Lien").

      (d) The execution, delivery and performance by each of Holding and Newco of this Agreement and the agreements contemplated hereby and the consummation by each of Holder and Newco of the transactions contemplated hereby and thereby do not and will not, with or without the giving of notice or the passage of time or both, (i) violate the provisions of any law, rule or regulation applicable to either Holding or Newco or its properties or assets; (ii) violate the provisions of the certificate of incorporation or bylaws of either Holding or Newco, as amended to date; or (iii) violate any judgment, decree, order or award of any court, governmental or quasi-governmental agency or arbitrator applicable to either Holding or Newco or their properties or assets.

      (e) Except to the extent required pursuant to (i) the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, (ii) any Non-U.S. Competition Laws and (iii) any similar applicable Laws, no consent, approval, exemption or authorization is required to be obtained from, no notice is required to be given to and no filing is required to be made with any third party (including, without limitation, governmental and quasi-governmental agencies, authorities and instrumentalities of competent jurisdiction) by Holding or Newco, in order (i) for this Agreement to constitute a legal, valid and binding obligation of Holding and Newco or (ii) to authorize or permit the consummation by Holding of the issuance of the BLUM Shares, the Freeman Spogli Shares and the Other Investor Share.

      (f)  Each of Holding and Newco was organized solely for the purpose of effecting the Transactions and has engaged in no activity other than in connection therewith.

    2.2.  Representations and Warranties of the Investors.  Each of the Investors represents and warrants, severally and not jointly, to Holding and Newco and to the other Investors that:

      (a) The execution and delivery by such Investor of this Agreement and the documents contemplated hereby, the performances by such Investor of its, his or her obligations hereunder and thereunder and the consummations by such Investor of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of such Investor, and this Agreement has been duly executed and delivered by such Investor and, assuming the due authorization, execution and delivery thereof by Holding and Newco, constitutes a legal, valid and binding obligation of such Investor, enforceable against such Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors rights generally and by the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or in law).

      (b) The execution, delivery and performance by such Investor of this Agreement and the agreements contemplated hereby and the consummation by such Investor of the transactions contemplated hereby and thereby does not and will not, with or without the giving of notice or the passage of time or both, (i) violate the provisions of any law, rule or regulation applicable to such Investor or its, his or her respective properties or assets; (ii) violate the provisions of the constituent organizational documents or other governing instruments applicable to such Investor, as amended to date; or (iii) violate any judgment, decree, order or award of any court, governmental or quasi-governmental agency or arbitrator applicable to such Investor or its, his or her respective properties or assets.

      (c) Such Investor (i) is an "accredited investor" within the definition of Regulation D promulgated by the Securities and Exchange Commission pursuant to the Securities Act of 1933, as

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  amended (the "Securities Act"), (ii) is experienced in evaluating and investing in private placement transactions of securities of companies in a similar stage of development and acknowledges that he, she or it is able to fend for himself, herself or itself, can bear the economic risk of the Investor's investment in Holding, and has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the investment in the Holding Class B Common Stock and can afford a complete loss of its, his or her investment, (iii) if other than an individual, has not been organized for the purpose of acquiring the Holding Class B Common Stock, (iv) understands that no public market now exists for the Holding Class B Common Stock and there is no assurance that a pubic market will ever exist for the Holding Class B Common Stock and (v) understands that the Holding Class B Common Stock may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Holding Class B Common Stock or an available exemption from registration under the Securities Act, the Holding Class B Common Stock must be held indefinitely.

      (d) Such Investor's, together with its Affiliates' (as defined in the Merger Agreement), total beneficial ownership of shares of outstanding CBRE Common Stock as of the date hereof is accurately set forth opposite such Investor's name on Schedule I hereto, and each of such shares when transferred and delivered to Holding will be free and clear of all Liens.

      (e) Such Investor has no plan or intention to transfer its shares of Holding Class B Common Stock following the Contribution Closing.

III
VOTING AND EXCLUSIVITY

    3.1.  Voting.  Each of the Investors agrees to vote or consent (or cause to be voted or consented), in person or by proxy, any shares of CBRE Common Stock beneficially owned or held of record by such Investor or to which such party has, directly or indirectly, the right to vote or direct the voting (the "Subject Shares") in favor of the Transactions and any other matter required to effect the Transactions at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of stockholders of CBRE called to consider such matters. In order to effectuate this section 3.1, each of the Investors hereby grants to Holding an irrevocable proxy, which proxy is coupled with an interest, to vote all of the Subject Shares owned by such Investor in favor of the Transactions and any other matter required to effect the Transactions at any meeting of stockholders of CBRE called to consider such matters.

    3.2.  Exclusivity.  Prior to the earlier of the Contribution Closing or the termination of this Agreement, unless otherwise mutually agreed in writing by BLUM and Freeman Spogli, each of the Investors (in their individual capacities as stockholders of CBRE and not in their capacities as officers or directors of CBRE, if applicable) will (i) not, directly or indirectly, make, participate in or agree to, or initiate, solicit, encourage or knowingly facilitate any inquiries or the making of, any proposal or offer with respect to, or a transaction to effect, a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving CBRE or any of its subsidiaries, or any purchase or sale of 20% or more of the consolidated assets (including without limitation stock of its subsidiaries) of CBRE and its subsidiaries, taken as a whole, or any purchase or sale of, or tender or exchange offer for, the equity securities of CBRE that, if consummated, would result in any person or entity beneficially owning securities representing 20% or more of the total voting power of CBRE (or of the surviving parent entity in such transaction) or any of its subsidiaries, in each case other than the Transactions (any such proposal, offer or transaction (other than the Transactions) being hereinafter referred to as a "Competing Acquisition Proposal"), (ii) vote or consent (or cause to be voted or consented), in person or by proxy, any Subject Shares against any Competing Acquisition Proposal at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of stockholders of CBRE, (iii) not, directly or indirectly, sell,

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transfer or otherwise dispose of any shares of CBRE Common Stock beneficially owned by such party (including, without limitation, in the case of Freeman Spogli, the warrant to acquire 364,884 shares of CBRE Common Stock held by Freeman Spogli) and (iv) not enter into any agreement, commitment or arrangement that is inconsistent with any of the foregoing.

IV
OTHER COVENANTS

    4.1.  Merger Agreement.  The parties hereto acknowledge and agree that Holding will have sole discretion with respect to (a) determining whether the conditions set forth in the Merger Agreement have been satisfied by the appropriate parties thereto and/or whether to waive any of such conditions pursuant to the terms of the Merger Agreement, and (b) the manner and timing of its and CBRE's compliance with the covenants applicable to it and CBRE under the Merger Agreement. Subject to the immediately preceding sentence, Holding may not amend, or agree to amend, the Merger Agreement without the prior written consent of both BLUM and Freeman Spogli, and each of BLUM and Freeman Spogli hereby consents to all amendments to the Merger Agreement that have occurred on or prior to the date hereof. BLUM agrees to amend, or cause the amendment of, the certificates of incorporation of each of Holding and Acquiror, at or prior to the Contribution Closing, to (i) create three classes of Holding capital stock consisting of Holding Class B Common Stock and Holding Class A Common Stock, (ii) authorize a total number of shares of Holding Class B Common Stock and Holding Class A Common Stock and Acquiror Common Stock, respectively, that are sufficient to permit the consummation of the transactions contemplated hereby and by the Merger Agreement and (iii) elect for Holding not to be governed by Section 203 of the General Corporation Law of the State of Delaware. In connection with such amendment of the certificate of incorporation of Holding, each share of outstanding Holding Common Stock on the date thereof shall be exchanged for one share of Holding Class B Common Stock.

    4.2.  Issuance of Shares for Pre-Funded Interest; Financing Documents.

      (a) The parties hereto acknowledge and agree that, in the event that the offering of the Newco Senior Subordinated Notes shall be consummated, in connection with such consummation Holding will issue and sell to BLUM or its affiliate, in consideration for a cash contribution to Holding equal to the Pre-Funded Interest (the "Pre-Funded Interest Contribution"), a number of shares of Holding Class B Common Stock equal to (i) the amount of the Pre-Funded Interest divided by (ii) $16.00 (the "Pre-Funded Interest Shares"). Holding shall contribute the Pre-Funded Interest Contribution to Newco in exchange for the issuance and sale to Holding of a number of shares of Acquiror Common Stock equal to (x) the Pre-Funded Interest Contribution divided by (y) $16.00.

      (b) The parties hereto acknowledge and agree that Holding will have sole discretion with respect to the negotiation of definitive debt financing documents with CSFB and DLJ (or any other lending person) and any supporting lenders (i) based upon the Debt Financing Documents and (ii) in connection with the offering of the Newco Senior Subordinated Notes.

    4.3.  Agreement to Cooperate; Further Assurances.  Subject to the terms and conditions of this Agreement, each of the parties hereto shall use all reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the Transactions, including providing information and using reasonable best efforts to obtain all necessary or appropriate waivers, consents and approvals, and effecting all necessary registrations and filings.

    4.4.  Fees and Expenses.

      (a) Subject to Section 4.4(b), in the event that this Agreement is terminated prior to the Contribution Closing, the costs incurred by any party hereto in preparing this Agreement and in

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  pursuing and negotiating the Transactions (including all attorneys' fees and costs relating thereto) (the "Transaction Expenses") will be paid by the party incurring such Transaction Expenses.

      (b) In the event that the Merger Agreement is terminated and BLUM shall receive any payment from CBRE pursuant to Section 10.2 of the Merger Agreement (the "Termination Fee"), promptly after receipt of such Termination Fee, BLUM shall allocate and pay the Termination Fee, in part or in whole, as applicable, as follows: (i) first, to BLUM and the Other Investors in an amount equal to their Transaction Expenses (to the extent such Transaction Expenses shall exceed the Termination Fee, then each such party shall receive a pro rata amount of such Termination Fee based upon such party's Transaction Expenses incurred), (ii) second, if available, any amounts required to be paid to CSFB and DLJ in the Debt Financing Documents and (iii) lastly, subject to Section 4.4(c) hereto, the remaining amount of the Termination Fee to BLUM or its Affiliate (as defined in Section 5.3 hereto).

      (c) If (i) the Merger Agreement is terminated because of the Company's consummation of an Acquisition Proposal (as defined in the Merger Agreement), (ii) Holding is entitled to receive any payment from CBRE pursuant to Section 10.2 of the Merger Agreement, and (iii) (x) Wirta is not offered continued employment on comparable terms with CBRE (or the parent or surviving company in such Acquisition Proposal) following the consummation of such other Acquisition Proposal for a period of at least 12 months (unless such shorter period is requested by Wirta), then Wirta will be entitled to receive 5.7% of the portion of the Termination Fee, if any, paid to BLUM or its Affiliate pursuant to Section 4.4(b)(iii), or (y) White is not offered continued employment on comparable terms with CBRE (or the parent or surviving company in such Acquisition Proposal) following the consummation of such other Acquisition Proposal for a period of at least 12 months (unless such shorter period is requested by White), then White will be entitled to receive 4.3% of the portion of the Termination Fee, if any, paid to BLUM or its Affiliate pursuant to Section 4.4(b)(iii).

      (d) In the event that the closing under the Merger Agreement occurs, the Surviving Corporation in the Merger shall, simultaneously with such closing, pay (i) to RCBA GP, L.L.C. (or an affiliate designated by it) a transaction fee of $3 million in immediately available funds and (ii) to Freeman Spogli & Co. Incorporated (or an affiliate designated by it) a transaction fee of $2 million in immediately available funds. In addition, simultaneously with such closing, the Surviving Corporation shall reimburse each of the parties hereto for all Transaction Expenses incurred by such party.

    4.5.  Notification of Certain Matters.  Each party to this Agreement shall give prompt notice to each other party of (i) the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which is likely to cause any representation or warranty of such party contained in this Agreement to be untrue or inaccurate at or prior to the Contribution Closing and (ii) any failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 4.5 shall not limit or otherwise affect any remedies available to the party receiving such notice. No disclosure by any party pursuant to this Section 4.5 shall prevent or cure any misrepresentations, breach of warranty or breach of covenant.

    4.6.  Public Statements.  Before any party to this Agreement, other than BLUM, Holding or Newco, or any Affiliate of such party shall release any statements concerning this Agreement, the Merger Agreement, the Securityholders' Agreement, the Debt Financing Documents, the Transactions or any of the matters contemplated hereby and thereby which is intended for or may result in public dissemination thereof, such party shall cooperate with the other parties and provide the other parties the reasonable opportunity to review and comment upon any such statements and, unless otherwise required by law or as may be required to be disclosed by any party in any Schedule 13D filing, shall not

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release or permit release of any such information without the consent of the other parties, which shall not be unreasonably withheld.

    4.7.  Execution of Securityholders' Agreement.  At the time of the Contribution Closing, each of the Investors agrees to execute and deliver to the other parties thereto the Securityholders' Agreement.

    4.8.  Freeman Spogli Warrant.  Holding agrees to issue to Freeman Spogli or its Affiliate immediately after the closing under the Merger Agreement a warrant in the form attached hereto as Exhibit B (the "Warrant Agreement"). Freeman Spogli agrees that at the time of the closing under the Merger Agreement, the warrants to acquire 364,884 shares of Common Stock, par value $.01 per share ("CBRE Common Stock"), of CBRE beneficially owned by Freeman Spogli shall be cancelled by CBRE without any payment to Freeman Spogli.

    4.9.  Consultation.  In connection with (a) exercising its discretion under Sections 1.5 and 4.1 and (b) any negotiations contemplated by Section 4.2, BLUM and Holding will use their good faith efforts to (i) promptly communicate with the other parties hereto concerning the relevant issues and terms, (ii) permit the other parties hereto to participate in the negotiation of such terms, if applicable, and (iii) consider the views of the other parties hereto in the making of any decisions or conduct of any negotiations, as applicable.

    4.10.  Waiver of Certain Rights in KRES Merger Agreement.  Effective upon the Closing, each of FSEP, FSEP International, Koll Holding Company and Wirta (collectively, the "Former KRES Shareholders") irrevocably and unconditionally waives any rights that it or he may have under (i) Section 10.13 of the Agreement and Plan of Merger, dated as of May 14, 1997 (the "KRES Merger Agreement"), by and among CBRE, Koll Real Estate Services, the Former KRES Shareholders and the other parties thereto, and (ii) the Registration Rights Agreement, dated as of May 14, 1997, by and among CBRE, the Former KRES Shareholders and the other parties thereto.

    4.11.  Conversion of Koll Warrants.  Each of Wirta, Koll and The Koll Holding Company ("TKHC") agrees that at the time of the closing under the Merger Agreement, the warrants to acquire 84,988 shares of CBRE Common Stock beneficially owned by Wirta, Koll or TKHC (which total includes warrants to acquire 55,936 shares of CBRE Common Stock beneficially owned by each of Wirta, Koll and TKHC as a result of the Amended and Restated Option Agreement, dated as of August 27, 1997 (the "Wirta-Koll Option Agreement"), by and among The Koll Company, TKHC, Wirta and Koll Real Estate Services) shall each be converted into the right to receive $1.00 and shall not thereafter represent the right to receive any securities of, or other consideration from, Holding or CBRE.

    4.12.  Transfers.  Each Investor agrees not to enter into any plan, agreement, arrangement or understanding to transfer its shares of Holding Class B Common Stock prior to and including the Contribution Closing.

V
MISCELLANEOUS

    5.1.  Notices.  All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy, telegraph or telex), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, or, in the case of telegraphic notice, when delivered to the telegraph company, or, in the case

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of telex notice, when sent, answerback received, addressed as follows to Holding, Newco and the Investors, or to such other address as may be hereafter notified by the parties hereto:

      (a) If to Holding or Newco, to it at the following address:

      c/o BLUM Capital Partners, L.P.
      909 Montgomery Street, Suite 400
      San Francisco, California 94133
      Attn: Claus Moller
      Telephone: (415) 288-7262
      Telecopy: (415) 434-3130

    with a copy to:

      Simpson Thacher & Bartlett
      3330 Hillview Avenue
      Palo Alto, California 94304
      Attn: Richard Capelouto
      Telephone: (650) 251-5060
      Telecopy: (650) 251-5002

      (b) If to an Investor, to it at its address set forth in Section 6.3 of the Securityholders' Agreement.

      (c) If to Koll, to him at the address for TKHC set forth in Section 6.3 of the Securityholders' Agreement.

    5.2.  Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts executed and to be performed entirely within that state. Each of the parties by its execution hereof hereby (i) irrevocably submits to the jurisdiction of the federal and state courts located in the County of San Francisco in the State of California for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or any other agreement contemplated hereby or relating to the subject matter hereof or thereof and (ii) waives to the extent not prohibited by applicable law, and agrees not to assert by way of motion, as a defense or otherwise, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that any right or remedy relating to this Agreement or any other agreement contemplated hereby, or the subject matter hereof or thereof, may not be enforced in or by such court. Each of the parties hereby consents to service of process in any such proceeding in any manner permitted by the laws of the state of California, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 5.2 hereof is reasonably calculated to give actual notice.

    5.3.  Assignment.  This Agreement may not be assigned by any party hereto, except that the rights and obligations of BLUM to provide the BLUM Cash Contribution may be assigned by BLUM in whole or in part to any affiliate of BLUM provided that no such assignment will relieve BLUM of any of its obligations hereunder. Any assignment or delegation in derogation of this provision shall be null and void. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, executors and administrators of the parties hereto.

    5.4.  Amendment.  No amendment, modification or supplement to this Agreement shall be enforced against any party hereto unless such amendment, modification or supplement is in writing and signed by Holding and such party.

    5.5.  Counterparts.  This Agreement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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    5.6.  Integration.  This Agreement, the Merger Agreement, the Securityholders' Agreement, the Warrant Agreement, the letter agreement between BLUM and an affiliate of Freeman Spogli and the documents referred to herein and therein or delivered pursuant hereto or thereto contain the entire understanding of the parties with respect to the subject matter hereof and thereof. There are no agreements, representations, warranties, covenants or undertakings with respect to the subject matter hereof and thereof other than those expressly set forth herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to this subject matter, including, without limitation, the letter agreement dated as of November 10, 2000 among the Investors.

    5.7.  Specific Performance.  The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in addition to any other remedy to which they are entitled at law or in equity.

    5.8.  Amendment and Restatement; Effectiveness of Representations and Warranties and Agreements.

    (a) This Agreement amends certain provisions of the Original Agreement and restates the terms of the Original Agreement in their entirety so as to reflect and give effect to such amendments. All amendments to the Original Agreement effected by this Agreement, and all other covenants, agreements, terms and provisions of this Agreement, shall have effect from the date of the Original Agreement.

    (b) Each of the representations and warranties of each party hereto made in this Agreement shall be deemed (i) to be made on the date of the Original Agreement and as of the Contribution Closing and (ii) not made on the date hereof.

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    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BLUM CB HOLDING CORP.
By:	/s/ Claus J. Moller Name: Claus J. Moller Title: President
BLUM CB CORP.
By:	/s/ Claus J. Moller Name: Claus J. Moller Title: President
RCBA STRATEGIC PARTNERS, L.P.
By:	RCBA GP, L.L.C., its general partner
By:	/s/ Claus J. Moller Name: Claus J. Moller Title: Managing Member
FS EQUITY PARTNERS III, L.P.
By:	FS Capital Partners, L.P., its general Partner
	By:	FS Holdings, Inc., its general partner
By:	/s/ William M. Wardlaw Name: William M. Wardlaw Title: Vice President
FS EQUITY PARTNERS INTERNATIONAL, L.P.
By:	FS&Co. International, L.P., its general Partner
	By:	FS International Holdings Limited, its general partner
By:	/s/ William M. Wardlaw Name: William M. Wardlaw Title: Vice President

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THE KOLL HOLDING COMPANY
By:	/s/ Donald M. Koll Donald M. Koll
/s/ Frederic V. Malek Frederic V. Malek
/s/ Raymond E. Wirta Raymond E. Wirta
/s/ W. Brett White W. Brett White
/s/ Donald M. Koll Donald M. Koll

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CONSENT OF SPOUSE

    In consideration of the execution of the foregoing Contribution and Voting Agreement among BLUM CB Corp., RCBA Strategic Partners, L.P., FS Equity Partners III, L.P., FS Equity Partners International, L.P., The Koll Holding Company, Frederic V. Malek, Raymond E. Wirta and W. Brett White, I, Sandra Wirta, the spouse of Raymond E. Wirta, do hereby join with my spouse in executing the foregoing Contribution and Voting Agreement and do hereby agree to be bound by all of the terms and provisions thereof.

Dated as of February 23, 2001	/s/ Sandra Wirta [Spouse]

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CONSENT OF SPOUSE

    In consideration of the execution of the foregoing Contribution and Voting Agreement among BLUM CB Corp., RCBA Strategic Partners, L.P., FS Equity Partners III, L.P., FS Equity Partners International, L.P., The Koll Holding Company, Frederic V. Malek, Raymond E. Wirta and W. Brett White, I, Danielle White, the spouse of W. Brett White, do hereby join with my spouse in executing the foregoing Contribution and Voting Agreement and do hereby agree to be bound by all of the terms and provisions thereof.

Dated as of February 23, 2001	/s/ Danielle White [Spouse]

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CONSENT OF SPOUSE

    In consideration of the execution of the foregoing Contribution and Voting Agreement among BLUM CB Corp., RCBA Strategic Partners, L.P., FS Equity Partners III, L.P., FS Equity Partners International, L.P., The Koll Holding Company, Frederic V. Malek, Raymond E. Wirta and W. Brett White, I, Marlene A. Malek, the spouse of Frederic V. Malek, do hereby join with my spouse in executing the foregoing Contribution and Voting Agreement and do hereby agree to be bound by all of the terms and provisions thereof.

Dated as of February 23, 2001	/s/ Marlene A. Malek [Spouse]

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CONSENT OF SPOUSE

    In consideration of the execution of the foregoing Contribution and Voting Agreement among BLUM CB Corp., RCBA Strategic Partners, L.P., FS Equity Partners III, L.P., FS Equity Partners International, L.P., The Koll Holding Company, Frederic V. Malek, Raymond E. Wirta and W. Brett White, I, Kathi Koll, the spouse of Donald M. Koll, do hereby join with my spouse in executing the foregoing Contribution and Voting Agreement and do hereby agree to be bound by all of the terms and provisions thereof.

Dated as of February 23, 2001	/s/ Kathi Koll [Spouse]

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Schedule I

	Total Shares of Outstanding Common Stock Beneficially Owned
BLUM	3,423,886
Freeman Spogli	3,402,463
Raymond E. Wirta	35,000	(1)
W. Brett White	58,575
Frederic V. Malek	397,873
The Koll Holding Company	734,290	(1)

(1)
The shares listed as beneficially owned by Raymond E. Wirta do not include currently exercisable options (the "Wirta-Koll Options") granted to Mr. Wirta by The Koll Holding Company (which is the wholly-owned subsidiary of The Koll Company, which is wholly-owned by the Don Koll Separate Property Trust, a trust for which Donald M. Koll is trustee) to acquire 521,590 shares of CBRE Common Stock held by The Koll Holding Company. The shares listed as beneficially owned by The Koll Holding Company include the shares of CBRE Common Stock underlying the Wirta-Koll Options. To the extent that the Wirta-Koll Options are exercised prior to the Contribution Closing, such underlying shares of CBRE Common Stock received by Mr. Wirta shall be contributed to Holding at the Contribution Closing pursuant to Section 1.3 hereto by Mr. Wirta instead of The Koll Holding Company and Mr. Wirta shall receive the corresponding number of shares of Holding Common Stock at the Contribution Closing in respect thereof pursuant to Section 1.3 hereto instead of The Koll Holding Company.

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SECURITYHOLDERS' AGREEMENT
among
RCBA STRATEGIC PARTNERS, L.P.,
FS EQUITY PARTNERS III, L.P.,
FS EQUITY PARTNERS INTERNATIONAL, L.P.,
THE KOLL HOLDING COMPANY,
FREDERIC V. MALEK,
DLJ INVESTMENT PARTNERS II, L.P.,
THE MANAGEMENT INVESTORS,
CB RICHARD ELLIS SERVICES, INC.,
and
CBRE HOLDING, INC.
Dated as of                  , 2001

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    For the purposes of Section 2.2(a), if the Transferring Securityholder or BLUM disputes in good faith the determination by the Board pursuant to the above clause (iii) of the Fair Market Value of the non-cash consideration to be paid for the Transfer Securities, then the Transferring Securityholder or BLUM, as applicable, may require that an investment bank selected by the Company and reasonably acceptable to the Transferring Securityholder and BLUM determine such Fair Market Value for the purposes of clause (iii).

    For the purposes of Section 4.7(a)(ii), if the FS Director believes in good faith that the Fair Market Value, determined pursuant to the above clause (iii), of the consideration to be received for the assets of the Company or its Subsidiaries to be sold under that Section exceeds $75 million, then the FS Director may require that such Fair Market Value be determined by an independent investment bank selected by the Company and reasonably acceptable to the FS Director.

    The Company shall pay the fees and expenses of the investment bank in making any Fair Market Value determination; provided, however that in the case of the second paragraph of this definition of "Fair Market Value", if the Transferring Securityholder does not have a good faith belief that the Fair Market Value of the non-cash consideration to be paid for the Transfer Securities, as determined pursuant to the above clause (iii), is greater than or equal to $5 million, then the fees and expenses of the investment bank in making any Fair Market Value determination at the request of such Transferring Securityholder under such circumstances shall be paid by such Transferring Securityholder.

    "FS Director" has the meaning set forth in Section 4.1(c)(ii).

    "FS Entities" has the meaning set forth in the Preamble.

    "FS Holder" means (i) each of the FS Entities and (ii) any Person to whom either of the FS Entities Transfers Registrable Securities or Restricted Securities (but only to the extent of the Registrable Securities or Restricted Securities acquired from such FS Entity) and, in the case of clause (ii), which Person becomes bound by the provisions of this Agreement as a FS Party in the manner set forth in Section 6.5 hereto.

    "FS Parties" means (i) each of the FS Entities and (ii) any Person to whom either of the FS Entities Transfers Restricted Securities and, in the case of clause (ii), which Person becomes bound by the provisions of this Agreement in the manner set forth in Section 6.5 hereto.

    "FS Warrants" means (i) the warrants to acquire Common Stock acquired by the FS Entities pursuant to the Contribution Agreement and (ii) any shares of Common Stock received upon exercise of such warrants.

    "Holder" means any Person owning of record Registrable Securities who (i) is a party to this Agreement on the date hereof or (ii) subsequently agrees in writing to be bound by the provisions of this Agreement in accordance with the terms of Section 6.5 of this Agreement.

    "Indebtedness" means any indebtedness for borrowed money.

    "Indemnified Party" has the meaning set forth in Section 5.4(b).

    "Initiating Holder" means, with respect to any registration effected pursuant to Section 3.1, (i) the BLUM Holders in the event that the Holder or Holders from whom a notice is received pursuant to Section 3.1(a) that initiates such registration is a BLUM Holder, (ii) the FS Holders in the event that the Holder or Holders from whom a notice is received pursuant to Section 3.1(a) that initiates such registration is a FS Holder, and (iii) the DLJ Holders in the event that the Holder or Holders from whom a notice is received pursuant to Section 3.1(a) that initiates such registration is a DLJ Holder.

    "IPO" or "Initial Public Offering" means the completion of an underwritten Public Offering of Common Stock pursuant to which the Company becomes listed on a national securities exchange or on the NASDAQ Stock Market.

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    "Issuance" has the meaning set forth in Section 2.6(a).

    "Legend" has the meaning set forth in Section 2.1(d).

    "Losses" has the meaning set forth in Section 3.9(d).

    "Losses and Expenses" has the meaning set forth in Section 5.4(a).

    "Management Investors" has the meaning set forth in the Preamble.

    "Management Parties" means (i) each of the Management Investors and (ii) any Person to whom any of the Management Investors Transfers Restricted Securities and, in the case of clause (ii), which Person becomes bound by the provisions of this Agreement in the manner set forth in Section 6.5 hereto.

    "Material Securityholder" means BLUM, each of the FS Entities, each of the DLJ Parties that holds at least 1% of the total outstanding Common Stock as of such date, DLJ Investment Partners II, L.P. so long as it and its affiliates, in the aggregate, hold at least 1% of the total outstanding Common Stock as of such date, Malek, Koll and any Securityholder who (as determined on a particular date) beneficially owns, together with its Affiliates, greater than 10% of the total outstanding Common Stock as of such date.

    "Merger" has the meaning set forth in the Recitals.

    "Merger Agreement" has the meaning set forth in the Recitals.

    "Newco" has the meaning set forth in the Recitals.

    "Non-BLUM Investors" has the meaning set forth in the Preamble.

    "Non-BLUM Parties" means the FS Parties, the DLJ Parties, the Other Non-Management Parties and the Management Parties, collectively.

    "Notes" means the Company's 16.0% Senior Notes due                  , 2011.

    "Notice Period" has the meaning set forth in Section 5.4(b).

    "Observer" has the meaning set forth in Section 4.3(a).

    "Offer Price" has the meaning set forth in Section 2.2(a).

    "Offer Notice" has the meaning set forth in Section 2.2(a).

    "Other Holder" means any Holder other than a BLUM Holder, a FS Holder or a DLJ Holder.

    "Other Non-Management Investors" has the meaning set forth in the Preamble.

    "Other Non-Management Parties" means (i) each of the Other Non-Management Investors and (ii) any Person to whom either of the Other Non-Management Investors Transfers Restricted Securities and, in the case of clause (ii), which Person becomes bound by the provisions of this Agreement in the manner set forth in Section 6.5 hereto.

    "Ownership" means, with respect to any Person, all matters related to such Person's and such Person's Affiliates' (i) beneficial ownership of Restricted Securities, (ii) due authorization of a Transfer of such Restricted Securities, (iii) power to Transfer such Restricted Securities, and (iv) non-violation of agreements, laws, etc. relating to such Transfer of such Restricted Securities.

    "Permitted Third Party Transfer Date" means the three year anniversary of the date hereof.

    "Permitted Transferees" means any Person to whom Restricted Securities are Transferred by a Non-BLUM Party in a Transfer in accordance with Section 2.3 and not in violation of this Agreement and who is required to, and does, enter into an Assumption Agreement, and includes any Person to

B–24

whom a Permitted Transferee of a Non-BLUM Party (or a Permitted Transferee of a Permitted Transferee) so further Transfers Restricted Securities and who is required to, and does, execute and deliver to the Company and BLUM an Assumption Agreement.

    "Person" means any individual, corporation, limited liability company, partnership, trust, joint stock company, business trust, unincorporated association, joint venture, governmental authority or other legal entity of any nature whatsoever.

    "Proposed Transferee" has the meaning set forth in Section 2.4(a).

    "Public Offering" means the sale of shares of any class of the Common Stock to the public pursuant to an effective registration statement (other than a registration statement on Form S-4 or S-8 or any similar or successor form) filed under the Securities Act in connection with an underwritten offering.

    "Purchase Agreement" means that certain Purchase Agreement, dated as of the date hereof, between the Company and DLJ, pursuant to which, among other things, the Company issued and sold to DLJ, and DLJ purchased from the Company, the Notes.

    "Purchase Price" means the Fair Market Value of the consideration paid by the Company or any of its Subsidiaries.

    "Qualified Purchaser" means any Person to whom any Transferring Securityholder wishes to sell Restricted Securities pursuant to Section 2.2; provided that such Person (i) shall be acceptable to BLUM (such acceptance to be evidence in writing and to not be unreasonably withheld; it is understood that, if the proposed Qualified Purchaser is a nationally-recognized private equity sponsor or institutional equity investor, such consent will not be withheld unless BLUM's decision to withhold consent results from BLUM's or any of its Affiliate's direct experience with such proposed Qualified Purchaser in connection with another actual or proposed transaction) and (ii) execute and deliver to the Company and BLUM an Assumption Agreement.

    "Registrable Securities" means any shares of Common Stock held by the Securityholders, including as a result of the exercise of options or warrants to acquire Common Stock. For purposes of this Agreement, any Registrable Securities held by any Person will cease to be Registrable Securities when (A) a registration statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective registration statement, (B) the registration rights of the holder of such Registrable Securities have terminated pursuant to Section 3.7 hereto, or (C) such Registrable Securities cease to be outstanding.

    "Registration Expenses" means all expenses incident to performance of or compliance with Sections 3.1 and 3.2 hereof, including, without limitation, all registration and filing fees, printing, messenger and delivery expenses, fees and expenses of listing the Registrable Securities on any securities exchange, rating agency fees, fees and disbursements of counsel for the Company and of its independent public accountants, reasonable fees and disbursements of a single special counsel for the Holders selected in accordance with Section 3.5, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (including "cold comfort" letters), fees and disbursements of underwriters customarily paid by the issuers or sellers of securities (including liability insurance but excluding Selling Expenses), and other reasonable out-of-pocket expenses of Holders (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

    "Related Party" has the meaning set forth in Section 5.3.

    "Relevant Period" has the meaning set forth in Section 3.1(c)(iv).

    "Restricted Period" means the period beginning on the date hereof and ending on the earlier of (i) the ten year anniversary of the date hereof and (ii) the date of the Initial Public Offering.

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    "Restricted Securities" has the meaning set forth in Section 2.1(a).

    "Right" has the meaning set forth in Section 2.6(a).

    "Rule 144" means Rule 144 of the Securities Act.

    "SEC" or "Commission" means the Securities and Exchange Commission.

    "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

    "Securityholder" means each of the holders of Common Stock or the FS Warrants who are parties to this Agreement or an Assumption Agreement.

    "Selling Expenses" means all underwriting discounts and selling commissions and transfer taxes applicable to the sale.

    "Subsidiary" means, with respect to any Person, any other Person (i) of which (or in which) such first Person beneficially owns, directly or indirectly, 50% or more of the outstanding capital stock or other equity interests having ordinary voting power to elect the Board of Directors or any equivalent body of such other Person or (ii) of which such first Person or its Subsidiary is a general partner, managing member or an equivalent.

    "Tagging Securityholder" has the meaning set forth in Section 2.4(a).

    "Third Party" has the meaning set forth in Section 2.4(a).

    "Transfer" means a transfer, sale, assignment, pledge, hypothecation or other disposition (including, without limitation, by operation of law), whether directly or indirectly pursuant to the creation of a derivative security, the grant of an option or other right.

    "Transfer Offer" means the offer to sell the Transfer Securities owned by the Transferring Securityholder to BLUM or one or more of its assignees in accordance with Section 2.2(a).

    "Transfer Period" has the meaning set forth in Section 2.2(c).

    "Transfer Securities" has the meaning set forth in Section 2.2(a).

    "Transferring Securityholder" has the meaning set forth in Section 2.2(a).

    "Twelve-Month Normalized EBITDA" means, as of any date, the Consolidated EBITDA for the 12-month period ending on the last day of the most recent quarter for which consolidated financial statements of the Company have been filed with the SEC (or, if the Company is not then filing such statements with the SEC, the most recent quarter for which such statements are available); provided, however that such determination of Consolidated EBITDA shall be adjusted for such period to (i) include the pro forma effects for the entire period of any acquisitions or dispositions by the Company since the beginning of such period and (ii) disregard any extraordinary or similar one-time charges or revenues of the Company.

    "Violation" has the meaning set forth in Section 3.9(a).

    "White" means W. Brett White.

    "Wirta" means Raymond E. Wirta.

    1.2.  Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party. Unless the context otherwise requires: (a) "or" is disjunctive but not exclusive, (b) words in the singular include the plural, and in the plural include the singular, and (c) the words "hereof," "herein," and "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to this Agreement unless otherwise specified.

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 II  TRANSFERS

    2.1.  Limitations on Transfer.

    (a) Each Securityholder hereby agrees that it will not, directly or indirectly, Transfer any shares of Common Stock or FS Warrants (collectively, the "Restricted Securities") unless such Transfer complies with the provisions hereof and (i) such Transfer is pursuant to an effective registration statement under the Securities Act and has been registered under all applicable state securities or "blue sky" laws or (ii) (A) such Securityholder shall have furnished the Company with a written opinion of counsel in form and substance reasonably satisfactory to the Company to the effect that no such registration is required because of the availability of an exemption from registration under the Securities Act and (B) the Company shall be reasonably satisfied that no such registration is required because of the availability of exemptions from registration under all applicable state securities or "blue sky" laws.

    (b) During the Restricted Period,

       (i) each of the Non-BLUM Parties may not Transfer any Restricted Securities other than (x) pursuant to Sections 2.3, 2.4 or 2.5, and (y) with respect to the FS Parties, the DLJ Parties and the Other Non-Management Parties only, Transfers after the Permitted Third Party Transfer Date to Persons other than a Permitted Transferee of the Securityholder making the Transfer (subject to prior compliance in full with Section 2.2 and such Persons executing and delivering Assumption Agreements to the Company); and

      (ii) BLUM and its Affiliates will not Transfer any Restricted Securities in a transaction subject to Section 2.4 unless Section 2.4 is complied with in full prior to such Transfer.

    (c) In the event of any purported Transfer by any of the Securityholders of any Restricted Securities in violation of the provisions of this Agreement, such purported Transfer will be void and of no effect and the Company will not give effect to such Transfer.

    (d) Each certificate representing Restricted Securities issued to the Securityholders will bear a legend on the face thereof substantially to the following effect (with such additions thereto or changes therein as the Company may be advised by counsel are required by law or necessary to give full effect to this Agreement, the "Legend"):

    "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SECURITYHOLDERS' AGREEMENT AMONG CBRE HOLDING, INC., RCBA STRATEGIC PARTNERS, L.P., FS EQUITY PARTNERS III, L.P., FS EQUITY PARTNERS INTERNATIONAL, L.P., THE KOLL HOLDING COMPANY, FREDERIC V. MALEK, DLJ INVESTMENT FUNDING, INC., CERTAIN MANAGEMENT INVESTORS AND CB RICHARD ELLIS SERVICES, INC., A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS' AGREEMENT. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH SECURITYHOLDERS' AGREEMENT."

    "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

    The Legend will be removed by the Company by the delivery of substitute certificates without such Legend in the event of (i) a Transfer permitted by this Agreement in which the Permitted Transferee is

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not required to enter into an Assumption Agreement or (ii) the termination of Article II pursuant to the terms hereof; provided, however, that the second paragraph of the Legend will only be removed if at such time it is no longer required for purposes of applicable securities laws and, if requested by the Company, the Company receives an opinion to such effect of counsel to the applicable Securityholder in form and substance reasonably satisfactory to the Company.

    2.2.  Right of First Offer.

    (a) If, following the Permitted Third Party Transfer Date, any of the FS Parties, the DLJ Parties or the Other Non-Management Parties (each, a "Transferring Securityholder") desires to Transfer all or any portion of the Restricted Securities (the "Transfer Securities") then owned by such Transferring Securityholder to a Person that is not a Permitted Transferee of the Transferring Securityholder, such Transferring Securityholder shall provide BLUM with a written notice (the "Offer Notice") setting forth: (i) the number of shares of Common Stock proposed to be Transferred and (ii) the material terms and conditions of the proposed transfer including the minimum price (the "Offer Price") at which such Transferring Securityholder proposes to Transfer such shares. The Offer Notice shall also constitute an irrevocable offer to sell the Transfer Securities to BLUM or, at BLUM's option following receipt of the Offer Notice, to one or more assignees of BLUM (subject to such assignee's or assignees' delivery of an Assumption Agreement in compliance with Section 6.5 hereof) (x) at the Offer Price and on the same terms and conditions as the Transfer Offer or (y) if the Transfer Offer includes any consideration other than cash, at the option of BLUM or such assignee, at a cash price equal to the Fair Market Value of such non-cash consideration (the "Transfer Consideration").

    (b) If BLUM or its assignee wishes to accept the offer set forth in the Offer Notice, BLUM or such assignee shall deliver within 15 business days of receipt of the Offer Notice (such period, the "Election Period") an irrevocable notice of acceptance to the Transferring Securityholder (the "Acceptance Notice"), which Notice shall indicate the form of Transfer Consideration chosen (to the extent that the Transfer Offer includes any consideration other than cash). BLUM or its assignee may accept such offer for any or all of the Transfer Securities, provided, however, that if BLUM or its assignee agrees to purchase less than all of the Transfer Securities specified in the Offer Notice, then the Transferring Securityholder can choose not to sell any shares to BLUM or its assignee, as applicable, by delivering written notice thereof to BLUM or such assignee within five Business Days of the Transferring Securityholder's receipt of the Acceptance Notice. In the event that the Transferring Securityholder elects not to sell any shares to BLUM or its assignee pursuant to the proviso in the immediately preceding sentence, such Transferring Shareholder may transfer the Transfer Securities to one or more Qualified Purchasers pursuant to Section 2.2(c) only if such Qualified Purchasers purchase in the aggregate at least as many shares of the Transfer Securities as BLUM had agreed to purchase.

    (c) If the option to purchase the Transfer Securities represented by the Offer Notice is accepted on a timely basis by BLUM or its assignee, in accordance with all the terms specified in Section 2.2(b) and such acceptance (if it is for less than all of the Transfer Securities) has not been rejected by the Transferring Securityholder, no later than the later of (x) 30 business days after the date of the receipt by BLUM of the Offer Notice or (y) the second business day after the receipt of any necessary governmental approvals (including, without limitation, the expiration or early termination of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended), BLUM (or its assignee), as applicable, shall deliver payment by wire transfer of immediately available funds, to the extent the Transfer Consideration is cash, and/or by delivery of the non-cash Transfer Consideration (to the extent chosen by BLUM or its assignee), to such Transferring Securityholder against delivery of certificates or other instruments representing the Common Stock so purchased, appropriately endorsed by such Transferring Securityholder. Each Transferring Securityholder shall deliver its shares of Common Stock free and clear of all liens, claims, options, pledges, encumbrances and security interests. To the extent BLUM or its assignee (i) has not given notice of its acceptance of the offer represented by the Offer Notice to purchase all of the Transfer

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Securities prior to the expiration of the Election Period, (ii) has accepted as to less than all of the Transfer Securities and such acceptance has been rejected by the Transferring Securityholder, (iii) has accepted as to less than all of the Transfer Securities and such acceptance has not been rejected by the Transferring Securityholder, or (iv) has not tendered the Purchase Price for the Transfer Securities in the manner and within the period set forth above in this Section 2.2(c), such Transferring Securityholder shall be free (subject to the last sentence of Section 2.2(b)) for a period of 120 days from the end of the Election Period to transfer the Transfer Securities (or in the case of the foregoing clause (iii), such remaining portion of the Transfer Securities) to a Qualified Purchaser at a price equal to or greater than the Offer Price and otherwise on terms which are no more favorable in any material respect to such Qualified Purchaser than the terms and conditions set forth in the Offer Notice. If for any reason such Transferring Securityholder does not transfer the Transfer Securities (or in the case of the foregoing clause (iii), such remaining portion of the Transfer Securities) to a Qualified Purchaser on such terms and conditions or if such Transferring Securityholder wishes to Transfer the Transfer Securities (or in the case of the foregoing clause (iii), such remaining portion of the Transfer Securities) at a lower Purchase Price or on terms which are more favorable in any material respect to a Qualified Purchaser than those set forth in the Offer Notice, the provisions of this Section 2.2 shall again be applicable to the Transfer Securities (or in the case of the foregoing clause (iii), such remaining portion of the Transfer Securities); provided that if the Transferring Securityholder does not transfer all of the Transfer Securities (or in the case of the foregoing clause (iii), such remaining portion of the Transfer Securities) to a Qualifying Purchaser within 120 days from the end of the Election Period (the "Transfer Period") then such Transferring Securityholder may not deliver another Offer Notice until 90 days have elapsed since the end of the Transfer Period.

    2.3.  Certain Permitted Transfers.  Notwithstanding any other provision of this Agreement to the contrary, each Non-BLUM Party shall be entitled from time to time to Transfer any or all of the Restricted Securities held by it to (i) any of its Affiliates, (ii) in the case of each of the DLJ Parties, its employees, (iii) in the case of each of the DLJ Parties, to a transferee of Notes in connection with the Transfer of such Notes (or an affiliate of such transferee), (iv) in the case of the FS Entities, beginning on April 12, 2003, on a pro rata basis to the partners of such Transferor, (v) in the case of any Non-BLUM Party (including any transferee that receives shares from an FS Entity pursuant to clause (iv) of this Section 2.3) who is an individual, (A) such Transferor's spouse or direct lineal descendants (including adopted children) or antecedents, (B) a charitable remainder trust or trust, in each case the current beneficiaries of which, or to a corporation or partnership, the stockholders or limited or general partners of which, include only such transferor and/or such transferor's spouse and/or such transferor's direct lineal descendants (including adopted children) or antecedents, or (C) the executor, administrator, testamentary trustee, legatee or beneficiary of any deceased transferor holding Restricted Securities or (vi) in the case of a transferee from an FS Entity pursuant to clause (iv) of this Section 2.3 that is a corporation, partnership, limited liability company, trust or other entity, pro rata without payment of consideration, to its shareholders, partners, members, beneficiaries or other entity owners, as the case may be; provided that with respect to each of the foregoing (x) any such transferee duly executes and delivers an Assumption Agreement, (y) each such transferee pursuant to clause (i) or (v) shall, and each such Transferring Non-BLUM Party shall cause such transferee (and, if applicable, such transferee's spouse) to, Transfer back to such Transferring Non-BLUM Party any Restricted Securities it owns prior to such transferee ceasing to satisfy any of the foregoing clause (i) or (v) of this Section 2.3 with respect to its relationship to such Transferring Non-BLUM Party, and (z) (1) if requested by the Company the Company has been furnished with an opinion of counsel in connection with such Transfer, in form and substance reasonably satisfactory to the Company, that such Transfer is exempt from or not subject to the provisions of Section 5 of the Securities Act and (2) the Company shall be reasonably satisfied that such Transfer is exempt from or not subject to any other applicable securities laws.

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    2.4.  Tag-Along Rights.

    (a) Prior to an Initial Public Offering, with respect to any proposed Transfer by BLUM and its Affiliates of shares of Common Stock to any Person other than BLUM and its Affiliates (each a "Third Party") (other than in a Public Offering, which shall be subject to Article III), whether pursuant to a stock sale, merger, consolidation, a tender or exchange offer or any other transaction (any such transaction, a "BLUM Sale"), BLUM and its Affiliates will have the obligation, and each of the Non-BLUM Parties will have the right, to require the proposed transferee or acquiring Person (a "Proposed Transferee") to purchase from each of the Non-BLUM Parties who exercises its rights under Section 2.4(b) (a "Tagging Securityholder") a number of shares of Common Stock up to the product (rounded to the nearest whole number of shares) of (i) the quotient determined by dividing (A) the aggregate number of outstanding shares of Common Stock owned by such Tagging Securityholder by (B) the aggregate number of outstanding shares of Common Stock and (ii) the total number of shares of Common Stock proposed to be directly or indirectly Transferred to the Proposed Transferee at the same price per share and upon the same terms and conditions (including, without limitation, time of payment and form of consideration) as to be paid by and given to BLUM and/or its Affiliates (as applicable). In order to be entitled to exercise its right to sell shares of Common Stock to the Proposed Transferee pursuant to this Section 2.4, each Tagging Securityholder must agree to make to the Proposed Transferee the same covenants, indemnities (with respect to all matters other than BLUM's and/or its Affiliates' Ownership of Common Stock) and agreements as BLUM and/or its Affiliate (as applicable) agrees to make in connection with the BLUM Sale and such representations and warranties (and related indemnification) as to its Ownership of its Common Stock as are given by BLUM and/or its Affiliate (as applicable) with respect to such party's Ownership of Common Stock; provided, that all such covenants, indemnities and agreements shall be made by each Tagging Securityholder, severally and not jointly, and that the liabilities thereunder (other than with respect to Ownership, which shall be several obligations) shall be borne on a pro rata basis based on the number of shares Transferred by each of BLUM, and its Affiliates and the Tagging Securityholders. Each Tagging Securityholder will be responsible for its proportionate share of the reasonable out-of-pocket costs incurred by BLUM and its Affiliates in connection with the BLUM Sale to the extent not paid or reimbursed by the Company or the Proposed Transferee.

    (b) BLUM will give notice to each Tagging Securityholder of each proposed BLUM Sale at least 15 business days prior to the proposed consummation of such BLUM Sale, setting forth the number of shares of Common Stock proposed to be so Transferred, the name and address of the Proposed Transferee, the proposed amount and form of consideration (and if such consideration consists in part or in whole of property other than cash, BLUM will provide such information, to the extent reasonably available to BLUM, relating to such consideration as the Tagging Securityholder may reasonably request in order to evaluate such non-cash consideration) and other terms and conditions of payment offered by the Proposed Transferee. The tag-along rights provided by this Section 2.4 must be exercised by each Tagging Securityholder within 10 business days following receipt of the notice required by the preceding sentence by delivery of an irrevocable written notice to BLUM indicating such Tagging Securityholder's exercise of its, her or his rights and specifying the number of shares of Common Stock it, she or he desires to sell. The Tagging Securityholder will be entitled under this Section 2.4 to Transfer to the Proposed Transferee the number of shares of Common Stock determined in accordance with Section 2.4(a).

    (c) If any Tagging Securityholder exercises its, her or his rights under Section 2.4(a), the closing of the purchase of the Common Stock with respect to which such rights have been exercised is subject to, and will take place concurrently with, the closing of the sale of BLUM's or its Affiliate's Common Stock to the Proposed Transferee.

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    2.5.  Drag-Along Rights.

    (a) If BLUM and/or its Affiliates (in such capacity, the "Dragging Party") agree to Transfer to a Third Party or a group of Third Parties (other than in a Public Offering) a majority of the shares of Common Stock beneficially owned by BLUM and its Affiliates at the time of such Transfer, then each of the Non-BLUM Parties hereby agrees that, if requested by the Dragging Party, it will Transfer to such Third Party on the same terms and conditions (including, without limitation, time of payment and form of consideration, but subject to Section 2.5(b)) as to be paid and given to the Dragging Party, the same portion (as determined by the immediately succeeding sentence) of such Non-BLUM Party's Restricted Securities as is being Transferred by BLUM and its Affiliates. Each Non-BLUM Party can be required to sell pursuant to this Section 2.5 that number of Restricted Securities equal to the product obtained by multiplying (i) a fraction, (A) the numerator of which is the aggregate number of shares of Common Stock to be Transferred by BLUM and its Affiliates and (B) the denominator of which is the aggregate number of shares of Common Stock owned by BLUM and its Affiliates at the time of the Transfer by (ii) the aggregate number of shares of Common Stock owned by such Non-BLUM Party (including for these purposes all shares of Common Stock issuable upon exercise, exchange or conversion of other Equity Securities).

    (b) The Dragging Party will give notice (the "Drag-Along Notice") to each of the Non-BLUM Parties of any proposed Transfer giving rise to the rights of the Dragging Party set forth in Section 2.5(a) at least ten (10) calendar days prior to such Transfer. The Drag-Along Notice will set forth the number of shares of Common Stock proposed to be so Transferred, the name of the Proposed Transferee, the proposed amount and form of consideration (and if such consideration consists in part or in whole of property other than cash, the Dragging Party will provide such information, to the extent reasonably available to the Dragging Party, relating to such consideration as the Non-BLUM Parties may reasonably request in order to evaluate such non-cash consideration), the number of Restricted Securities sought and the other terms and conditions of the proposed Transfer. In connection with any such Transfer, such Non-BLUM Parties shall be obligated only to (i) make representations and warranties (and provide related indemnification) as to their respective individual Ownership of Restricted Securities (and then only to the same extent such representations and warranties are given by the Dragging Party with respect to its Ownership of Common Stock), (ii) agree to pay its pro rata share (based on the number of shares transferred by each stockholder in such transaction) of any liability arising out of any representations, warranties, covenants or agreements of the selling Securityholders that survive the closing of such transaction and do not relate to Ownership of Restricted Securities; provided, however that this Section 2.5(b)(ii) shall not apply if, no later than five (5) calendar days after receipt of the Drag-Along Notice by the FS Entities, the FS Entities deliver to BLUM a certificate signed by the FS Entities certifying in good faith that they (x) do not desire to Transfer any of the Restricted Securities beneficially owned by them in the proposed Transfer set forth in the Drag-Along Notice and (y) would not exercise their rights pursuant to Section 2.4 hereto in connection with such proposed Transfer if BLUM had not otherwise delivered a Drag-Along Notice with respect thereto, and (iii) agree to pay their proportionate share of the reasonable costs incurred in connection with such transaction to the extent not paid or reimbursed by the Company or the Proposed Transferee. If the Transfer referred to in the Drag-Along Notice is not consummated within 120 days from the date of the Drag-Along Notice, the Dragging Party must deliver another Drag-Along Notice in order to exercise its rights under this Section 2.5 with respect to such Transfer or any other Transfer.

    (c) If BLUM approves (i) any merger, consolidation, amalgamation or other business combination involving the Company or any of its Subsidiaries or (ii) the sale of all of the business or assets of, or substantially all of the assets of, the Company or any of its Subsidiaries (any of the foregoing events, a "Transaction"), then each of the Non-BLUM Parties agrees to vote all shares of Common Stock held by it or its Affiliates to approve such Transaction and not to exercise any appraisal or dissenters' rights available to such Non-BLUM Parties under any rule, regulation, statute, agreement among the stockholders, the Certificate of Incorporation, the Bylaws or otherwise.

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    2.6.  Participation Right.

    (a) The Company shall not issue (an "Issuance") additional Equity Securities of the Company to any Person (other than (i) Equity Securities issued upon the exchange, exercise or conversion of other Equity Securities in accordance with the terms thereof, (ii) Equity Securities issued in connection with any stock split, stock dividend or recapitalization of the Company, as long as the same is fully proportionate for each class of affected security and entails equal treatment for all shares or units of such class, (iii) Equity Securities issued by the Company pursuant to the acquisition by the Company or its Subsidiaries of another Person or a material portion of the assets thereof, by merger, purchase of assets or otherwise in consideration for the assets and/or equity securities so acquired, (iv) Equity Securities issued to employees, officers, directors, or consultants of the Company or its Subsidiaries, (v) Equity Securities issued in connection with a Public Offering or (vi) Equity Securities issued to customers, venders, lenders, and other non-equity financing sources, lessors of equipment and other providers of goods or services to the Company or its Subsidiaries, each of which will not be subject to this Section 2.6), unless, prior to such Issuance, the Company notifies each Securityholder party hereto in writing of the Issuance and grants to each such Securityholder or, at such Securityholder's election, one of its Affiliates, the right (the "Right") to subscribe for and purchase such Securityholder's pro rata share (determined as provided below) of such additional Equity Securities so issued at the same price and upon the same terms and conditions as issued in the Issuance. Each Securityholder's pro rata share is equal to the ratio of (A) the number of shares of Common Stock owned by such Securityholder (including for these purposes all shares of Common Stock issuable upon exercise, exchange or conversion of other Equity Securities) to (B) the total number of shares of the Company's outstanding Common Stock (including for these purposes all shares of Common Stock issuable upon exercise, exchange or conversion of other Equity Securities) immediately prior to the issuance of the Equity Securities.

    (b) The Right may be exercised by each Securityholder party hereto or its Affiliates at any time by written notice to the Company received by the Company within 10 business days after receipt of notice from the Company of the Issuance, and the closing of the purchase and sale pursuant to the exercise of the Right shall occur at least 20 business days after the giving of the notice of the Issuance by the Company and prior to or concurrently with the closing of the Issuance. Notwithstanding the foregoing (i) the Right shall not apply to any Issuance, pro rata, to all holders of Common Stock and (ii) the Company shall not be required to offer or sell any Equity Security to any Securityholder who is not an "accredited investor" as defined in Regulation D of the rules and regulations promulgated by the SEC under the Exchange Act or who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

III  REGISTRATION RIGHTS

    3.1.  Demand Registration.

    (a) Subject to the conditions of this Section 3.1, if the Company shall receive a written request from (i) BLUM Holders holding not less than 25% of the Registrable Securities then outstanding held by the BLUM Holders, (ii) FS Holders holding not less than 25% of the Registrable Securities then outstanding held by the FS Holders or (iii) DLJ Holders holding not less than 25% of the Registrable Securities then outstanding held by the DLJ Holders, that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities, then the Company shall, within five (5) days of the receipt thereof, give written notice of such request to all Holders, who must respond in writing within fifteen (15) days requesting inclusion in the registration. The request must specify the amount and intended disposition of such Registrable Securities. The Company, subject to the limitations of this Section 3.1, must use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holders request to be

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registered in accordance with this Section 3.1 together with any other securities of the Company entitled to inclusion in such registration.

    (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 3.1 and the Company shall include such information in the written notice referred to in Section 3.1(a). In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 3.1, if the managing underwriter advises the Company in writing that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) because the number of securities to be underwritten is likely to have an adverse effect on the price, timing or the distribution of the securities to be offered, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated among participating Holders, (i) first among the Initiating Holders as nearly as possible on a pro rata basis based on the total number of Registrable Securities held by all such Initiating Holders and (ii) second to the extent all Registrable Securities requested to be included in such underwriting by the Initiating Holders have been included, among the Holders requesting inclusion of Registrable Securities in such underwritten offering (other than the Initiating Holders), as nearly as possible on a pro rata basis based on the total number of Registrable Securities held by all such Holders. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration. To facilitate the allocation of shares in accordance with the foregoing, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

    (c) The Company shall not be required to effect a registration pursuant to this Section 3.1:

       (i) prior to the date one hundred eighty (180) days following the effective date of the registration statement pertaining to the Initial Public Offering;

      (ii) in the case of (x) a registration requested by BLUM Holders pursuant to Section 3.1(a)(ii), after the Company has effected six (6) registrations requested by BLUM Holders pursuant to such Section, (y) a registration requested by FS Holders pursuant to Section 3.1(a)(ii), after the Company has effected three (3) registration requested by FS Holders pursuant to such Section, and (z) a registration requested by DLJ Holders pursuant to Section 3.1(a)(ii), after the Company has effected one (1) registration requested by DLJ Holders pursuant to such Section;

      (iii) if the anticipated aggregate gross proceeds to be received by such Holders are less than $2,000,000;

      (iv) if within five (5) days of receipt of a written request from the Initiating Holders pursuant to Section 3.1(a), the Company in good faith gives notice to the Initiating Holders of the Company's intention to make a public offering within ninety (90) days in which case Section 3.2 shall govern; provided that if the Company does not file a registration statement under the Securities Act relating to such public offering within such ninety (90) day period (such 90 day period being referred to herein as the "Relevant Period") the Company shall be prohibited from delivering additional notices pursuant to this Section 3.1(c)(iv) until the 181st day following the last day of the Relevant Period; or

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      (v) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 3.1, a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided that the Company shall not defer filings pursuant to this clause (v) more than an aggregate of ninety (90) days in any twelve (12) month period.

    (d) The Company shall select the registration statement form for any registration pursuant to Section 3.1, but shall cooperate with the requests of the Initiating Shareholders or managing underwriters selected by them as to the inclusion therein of information not specifically required by such form.

    3.2.  Piggyback Registrations.

    (a) The Company shall notify all Holders of Registrable Securities in writing at least fifteen (15) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding (i) registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act; (ii) any registration statement filed pursuant to Section 3.1 (with respect to which the Holders rights to participate in such registered offering shall be governed by Section 3.1); and (iii) any registration statement relating to the Initial Public Offering unless Registrable Securities of BLUM or its Affiliates are to be sold in the IPO) and, subject to Section 3.13(a), will use its best efforts to afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

    (b) If the registration statement under which the Company gives notice under this Section 3.2 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities as part of the written notice provided to the Holders pursuant to Section 3.2(a). In such event, the right of any such Holder to be included in a registration pursuant to this Section 3.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the managing underwriter advises the Company in writing that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) in an offering subject to this Section 3.2 because the number of securities to be underwritten is likely to have an adverse effect on the price, timing or the distribution of securities to be offered, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated, first, to the Company and second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders. No such reduction shall (i) reduce the securities being offered by the Company for its own account to be included in the registration and underwriting, or (ii) reduce the amount of securities of the selling Holders included in the registration below twenty-five percent (25%) of the total amount of securities included in such registration, unless such offering does not include shares of any other selling shareholders, in which

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event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence.

    (c) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 3.3 hereof.

    3.3.  Expenses of Registration.  Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 3.1 or Section 3.2 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the Holders of the Registrable Securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 3.1, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request or (b) (x) BLUM Holders holding not less than 50% of the Registrable Securities then outstanding held by all BLUM Holders, in the case of a registration requested pursuant to Section 3.1(a)(i), (y) FS Holders holding not less than 50% of the Registrable Securities then outstanding held by all FS Holders, in the case of a registration requested pursuant to Section 3.1(a)(ii), or (z) DLJ Holders holding not less than 50% of the Registrable Securities then outstanding held by all DLJ Holders, in the case of a registration requested pursuant to Section 3.1(iii), agree to forfeit their right to one requested registration pursuant to Section 3.1, as applicable, in which event such right shall be forfeited by all BLUM Holders, in the case of clause (x), all FS Holders in the case of clause (y) and all DLJ Holders in the case of clause (z). If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then the Holders shall not forfeit their rights pursuant to Section 3.1 to a demand registration.

    3.4.  Effective Registration Statement.  A registration requested pursuant to Section 3.1 will not be deemed to have been effected unless it has become effective and all of the Registrable Securities registered thereunder have been sold; provided, that if within 180 days after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental entity, such registration shall be deemed not to have been effected.

    3.5.  Selection of Counsel.  In connection with any registration of Registrable Securities pursuant to Sections 3.1 or 3.2 hereof, the Holders of a majority in interest of the Initiating Holders (or the Holders of a majority of the Registrable Securities covered by the registration pursuant to Section 3.2) may select one counsel to represent all Holders of Registrable Securities covered by such registration; provided, however, that in the event that the counsel selected as provided above is also acting as counsel to the Company in connection with such registration, the remaining Holders shall be entitled to select one additional counsel to represent all such remaining Holders.

    3.6.  Obligations of the Company.  Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

    (a) (1) in the case of a registration initiated under Section 3.1 prepare and, in any event within ninety (90) days after the receipt of the notice contemplated by Section 3.1(a), file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, (2) in the case of any registration effected under Section 3.1, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred and eighty (180) days or, if earlier, until the Holder or Holders have completed the distribution related thereto.

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    (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement; provided, that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish to counsel (selected pursuant to Section 3.5 hereof) for the Holders of Registrable Securities copies of all documents proposed to be filed, which documents will be subject to the review of such counsel.

    (c) Furnish to each Holder such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits filed therewith including any documents incorporated by reference), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Holder.

    (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

    (e) Use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental entities as may be necessary to enable the Holders thereof to consummate the disposition of such Registrable Securities.

    (f)  Enter into such customary agreements (including an underwriting agreement in customary form), which may include indemnification provisions in favor of underwriters and other Persons in addition to, or in substitution for the provisions of Section 3.9 hereof, and take such other actions as Holders of a majority of shares of such Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

    (g) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and prepare and furnish to each Holder any supplement or amendment necessary so that the supplemented or amended prospectus no longer includes such untrue or misleading statements or omissions of material fact.

    (h) Otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable (but not more than 18 months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act.

    (i)  Use its best efforts to list such Registrable Securities on any securities exchange on which the Common Stock is then listed if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange, and use its best efforts to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement.

    (j)  Furnish, at the request of the Holders of a majority of the Registrable Securities being registered in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are

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not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory in form, substance and scope to a majority in interest of the Initiating Holders (or Holders requesting registration in the case of a registration pursuant to Section 3.2), addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a "cold comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Initiating Holders (or Holders requesting registration in the case of a registration pursuant to Section 3.2), addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the Holders requesting registration of Registrable Securities.

    (k) Make available for inspection by any Holder of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such Holder or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement.

    (l)  Notify counsel (selected pursuant to Section 3.5 hereof) for the Holders of Registrable Securities included in such registration statement and the managing underwriter or agent, immediately, and confirm the notice in writing (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request of the Commission to amend the registration statement or amend or supplement the prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any legal actions for any of such purposes.

    (m) Make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment.

    (n) If requested by the managing underwriter or agent or any Holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such Holder reasonably requests to be included therein, including, with respect to the number of Registrable Securities being sold by such Holder to such underwriter or agent, the Purchase Price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment.

    (o) Cooperate with the Holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or such Holders may request.

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    (p) Cooperate with each Holder of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

    (q) Make available the executive officers of the Company to participate with the Holders of Registrable Securities and any underwriters in any "road shows" or other selling efforts that may be reasonably requested by the Holders in connection with the methods of distribution for the Registrable Securities.

    3.7.  Termination of Registration Rights.  A Holder's registration rights pursuant to this Article III shall expire if (i) the Company has completed its Initial Public Offering and is subject to the provisions of the Exchange Act, (ii) such Holder (together with its Affiliates, partners and former partners) holds less than 2% of the Company's outstanding Common Stock and (iii) all Registrable Securities held by such Holder (and its Affiliates, partners and former partners) may be sold under Rule 144 during any ninety (90) day period. Upon expiration of a Holder's registration rights pursuant to this Section 3.7, the obligations of the Company under this Article III to give such Holder notice of registrations or take any other actions under this Article III with respect to the registration of securities held by such Holder shall also terminate.

    3.8.  Delay of Registration; Furnishing Information.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 3.1 or 3.2 that the selling Holders shall furnish to the Company upon written request of the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall reasonably be required to effect the registration of their Registrable Securities.

    3.9.  Indemnification.

    (a) The Company will indemnify and hold harmless each Holder, each Affiliate of each Holder and their respective partners, officers and directors (and any director, officer, Affiliate, employee, agent or controlling Person of any of the foregoing), legal counsel and accountants of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, liabilities (joint or several) or expenses, as incurred, to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) or expenses arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement, including any preliminary prospectus, summary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, officer or director, underwriter, legal counsel, accountants or controlling Person for any legal or other expenses, as incurred, reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 3.9(a) shall not apply (x) to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling Person of such Holder, and (y) to indemnify underwriters in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the

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Securities Act with respect to preliminary, final or summary prospectus, or any amendments or supplement thereto, to the extent that it is established that any such action, loss, damage, liability or expense of such underwriter or controlling Person resulted from the fact that such underwriter sold Registrable Securities to a Person whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus (including any documents incorporated by reference therein) or of the final prospectus, as then amended or supplemented (including any documents incorporated by reference therein), whichever is most recent, if the Company has previously furnished copies thereof to such underwriter.

    (b) Each Holder will, severally but not jointly, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers, legal counsel, accountants and each Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers, legal counsel, accountants or any Person who controls such Holder, against any losses, claims, damages, liabilities (joint or several) or expenses to which the Company or any such director, officer, controlling Person, underwriter or other such Holder, or partner, director, officer, legal counsel, accountants or controlling Person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) or expenses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling Person, underwriter or other Holder, or partner, officer, director or controlling Person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 3.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that in no event shall any indemnity under this Section 3.9 exceed the total net proceeds from the offering received by such Holder.

    (c) Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 3.9, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of the indemnified party to give notice as provided herein shall relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 3.9 only to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim or there may be a legal defense available to such indemnified party different from or in addition to those available to the identifying party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation.

    (d) In order to provide for just and equitable contribution in circumstances in which the indemnity provided for in this Section 3.9 is unavailable to an indemnified party, the indemnifying party shall contribute to the aggregate losses, damages, liabilities and expenses (collectively, "Losses") of the

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nature contemplated by such indemnity incurred by any indemnified party, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified parties on the other, in connection with the statements or omissions which resulted in such Losses or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault of but also the relative benefits to the indemnifying party on the one hand and each such indemnified party on the other, in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and the indemnified party shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and the indemnified party in connection with the offering to which such losses relate. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or related to information supplied by, the indemnifying party or the indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The parties hereto agree that it would be not be just or equitable if contribution pursuant to this Section 3.9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 3.10, no indemnified party shall be required to contribute any amount in excess of the amount of total net proceeds to such indemnified party from sales of the Registrable Securities of such indemnified party pursuant to the offering that gave rise to such Losses.

    (e) The obligations of the Company and Holders under this Section 3.9 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement.

    3.10.  Assignment of Registration Rights.  The rights to cause the Company to register Registrable Securities pursuant to this Article III may be assigned by a Holder to a transferee of such Registrable Securities; provided, however, that in each case (i) such Transfer of Registrable Securities shall comply with the provisions of Article II hereto, (ii) the Transferor shall, within ten (10) days after such Transfer, furnish to the Company written notice of the name and address of such transferee and the securities with respect to which such registration rights are being Transferred and (iii) such transferee shall execute and deliver to BLUM and the Company an Assumption Agreement and become bound by the provisions of this Agreement in the manner set forth in Section 6.5 hereto.

    3.11.  Amendment of Registration Rights.  Any provision of this Article III may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, BLUM and the Holders of at least a majority of the Registrable Securities then outstanding; provided that no such amendment shall adversely affect the rights of the FS Holders relative to the rights of the BLUM Holders without the written consent of the Holders of a majority of the Registrable Securities then outstanding held by the FS Holders, provided, further that no such amendment shall adversely affect the rights of the DLJ Holders relative to the rights of the BLUM Holders without the written consent of the Holders of a majority of the Registrable Securities then outstanding held by all DLJ Holders and provided, further that no such amendment shall adversely affect the rights of the Other Holders relative to the rights of the BLUM Holders without the written consent of the Holders of a majority of the Registrable Securities then outstanding held by all Other Holders. No such amendment shall adversely affect the rights of the DLJ Holders relative to the rights of the FS Holders or the Other Holders without the written consent of the Holders of a majority of the Registrable Securities then outstanding held by the DLJ Holders. No such amendment shall adversely affect the rights of the Other Holders relative to the rights of the FS Holders or the DLJ Holders without the written consent of the Holders of a majority of the Registrable Securities then outstanding held by the Other Holders. Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment authorized by this Section, whether or not such Registrable Securities shall have been marked to indicate such amendment.

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    3.12.  Limitation on Subsequent Registration Rights.  After the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights senior to or otherwise more favorable than those granted to the Holders hereunder.

    3.13.  "Market Stand-Off" Agreement; Agreement to Furnish Information.

    (a) Subject to the condition that all Holders holding at least 2% of the outstanding shares of Common Stock are subject to the same restrictions, each Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, regarding any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act pursuant to which an Initial Public Offering is effected. The Company may impose stop-transfer instructions with respect to the Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period. For the avoidance of doubt such agreement shall apply only to the Initial Public Offering.

    (b) Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within ten (10) days of such request, such information concerning such Holder as may be required by the Company or such representative in connection with the completion of any public offering of the Company's securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 3.13 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. Each Holder further agrees the foregoing restriction shall be binding on any transferee from the Holder.

    3.14.  Rule 144 Reporting.  With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

    (a) File, make and keep public information available, as those terms are understood and defined in Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities pursuant to the Securities Act or pursuant to the requirements of Section 12 of the Exchange Act;

    (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

    (c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 of the Securities Act, and of the Exchange Act (at any when it is subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

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IV  GOVERNANCE

    4.1.  The Board Prior to an Initial Public Offering.  The following provisions shall apply with respect to the Board prior to an Initial Public Offering:

    (a) Immediately after the Closing, the Board shall consist of eight (8) directors, unless BLUM exercises its right pursuant to Section 4.1(f) hereof, in which case the Board shall then consist of nine (9) directors.

    (b) Each of the Company and the Class B Securityholders agrees to take all action necessary to cause each of the designees described in Section 4.1(c) below to be elected or appointed to the Board concurrently with the Closing, including without limitation, seeking and accepting resignations of incumbent directors.

    (c) Each Class B Securityholder agrees that at all times prior to an IPO, it will vote, or execute a written consent in lieu thereof with respect to, all of the shares of voting capital stock of the Company owned or held of record by it, or cause all of the shares of voting capital stock of the Company beneficially owned by it to be voted, or cause a written consent in lieu thereof to be executed, to elect and, during such period, to continue in office a Board consisting solely of the following (subject to the other provisions of this Section 4.1):

       (i) three (3) designees of BLUM, subject to Section 4.1(e) below (including any director designee of BLUM pursuant to Section 4.1(f) below, the "BLUM Directors");

      (ii) one designee of the FS Entities, collectively (the "FS Director");

      (iii) Wirta for so long as he is employed by the Company or, if Wirta is no longer employed by the Company, the Chief Executive Officer of the Company at such time;

      (iv) White for so long as he is employed by the Company or, if White is no longer employed by the Company, the Chairman of the Americas of the Company at such time; provided, however that in the event that any Person other than White shall hold such title, BLUM shall have the option to reduce the size of the Board by one director and eliminate this clause (iv); and

      (v) immediately after the Closing and for so long as a majority of the members of the Board shall agree, an employee (the "Production Director") of the Company or CBRE involved in CBRE's "Transaction Management" business (as described in the Company 10-K (as defined in the Merger Agreement)); provided, however that, during any period in which the Production Director is a member of the Board, the number of BLUM Directors set forth in Section 4.1(c)(i) shall be increased to four (4) during such period (which number does not include the director designee of BLUM pursuant to Section 4.1(f) below).

provided that each of the foregoing designation rights will be subject to the following provisions of this Section 4.1.

    (d) The director designation right of BLUM in Section 4.1(c) will reduce (i) to three (or two if there shall not be a Production Director as a member of the Board at such time) if BLUM and its Affiliates, collectively, beneficially own Common Stock representing less than 22.5% of the outstanding Common Stock, (ii) to two (or one if there shall not be a Production Director as a member of the Board at such time) if BLUM and its Affiliates, collectively, beneficially own Common Stock representing less than 15% of the outstanding Common Stock, and (iii) to zero if BLUM and its Affiliates, collectively, beneficially own Common Stock representing less than 7.5% of the outstanding Common Stock.

    (e) The director designation right of the FS Entities in Section 4.1(c)(ii) will reduce to zero if the FS Entities and their Affiliates, collectively, beneficially own Common Stock representing less than 7.5% of the outstanding Common Stock.

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    (f)  At the request of BLUM (provided that BLUM is then entitled to designate three BLUM Directors pursuant to this Section 4.1), the number of BLUM Directors will be increased such that BLUM thereafter has the right to designate a majority of the entire Board (e.g., four out of seven directors), and the size of the Board will be expanded to the extent necessary to create director vacancies in connection therewith (subject to subsequent reduction in the number of BLUM Directors pursuant to Section 4.1(d) hereof). In the event that the size of the Board will exceed the board size specified by the Company's Certificate of Incorporation or Bylaws, each of the Company and the Class B Securityholders will take all necessary steps to expand the size of the Board.

    (g) Each committee of the Board will include at least one BLUM Director and the FS Director (provided that at least one such director position is then filled and unless the Securityholder appointing such director(s) shall otherwise agree), unless otherwise agreed in writing by BLUM or Freeman Spogli, respectively.

    (h) If either BLUM or the FS Entities notifies the other Class B Securityholders in writing of its desire to remove, with or without cause, any director of the Company previously designated by it, each Class B Securityholder will vote (to the extent eligible to vote) all of the shares of voting capital stock of the Company beneficially owned or held of record by it, him or her so as to remove such director or, upon request, each Class B Securityholder will promptly execute and return to the Company any written resolution or consent to such effect. In the event that any of such Persons is no longer entitled pursuant to this Section 4.1 to designate a director previously designated by such Securityholder(s), such director promptly will be removed from the Board, and each Class B Securityholder will vote (to the extent eligible to vote) all of the shares of voting capital stock of the Company beneficially owned or held of record by it so as to remove such director or, upon request, each Class B Securityholder will promptly execute and return to the Company any written resolution or consent to such effect.

    (i)  If any director previously designated by BLUM or the FS Entities ceases to serve on the Board (whether by reason of death, resignation, removal or otherwise), the Person who designated such director will be entitled to designate a successor director to fill the vacancy created thereby, and each Class B Securityholder will vote (to the extent eligible to vote) all of the shares of voting capital stock of the Company beneficially owned or held of record by it or him or her in favor of such designation or, upon request, each Class B Securityholder will promptly execute and return to the Company any written resolution or consent to such effect.

    4.2.  The Board Subsequent to an Initial Public Offering.  Following the IPO, (a) BLUM shall be entitled to nominate a percentage of the total number of directors on the Board that is equivalent to the percentage of the outstanding Common Stock beneficially owned by BLUM and its Affiliates, collectively (such percentage of directors nominated by BLUM and its Affiliates to be rounded up to the nearest whole number of directors) and (b) the FS Entities shall be entitled to nominate one director as long as the FS Entities own in the aggregate at least 7.5% of the outstanding Common Stock. The Company hereby agrees that, at all times after the IPO, at and in connection with each annual or special meeting of stockholders of the Company at which directors of the Company are to be elected, the Company, the Board and the nominating committee thereof will (A) nominate and recommend to stockholders for election or re-election as part of the management slate of directors each such individual and (B) provide the same type of support for the election of each such individual as a director of the Company as provided by the Company, its directors, its management and its Affiliates to other Persons standing for election as directors of the Company as part of the management slate. Each Securityholder that is a Class B Securityholder immediately prior to the IPO hereby agrees that, at all times after the IPO, such Securityholder will, and will cause each of its Affiliates to, vote all shares of Common Stock owned or held of record by it, at each annual or special meeting of stockholders of the Company at which directors of the Company are to be elected, in favor of the election or re-election as a member of the Board of each such individual nominated by any Securityholder pursuant to this Section 4.2.

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    4.3.  Observers.

    (a) Prior to the IPO, the FS Entities, collectively, shall be entitled to have two observers in addition to the FS Director (the "FS Observers") at all regular and special meetings of the Board for so long as the FS Entities, collectively, beneficially own Common Stock representing at least 7.5% of the outstanding Common Stock.

    (b) Prior to the IPO and solely for so long as needed by DLJ, upon the advice of counsel, to maintain its qualification as a "Venture Capital Operating Company" pursuant to Section 29 C.F.R. § 2510.3, the DLJ Parties, by vote of a majority of the outstanding Restricted Securities held by the DLJ Parties, shall be entitled to have one observer (the "DLJ Observer", and together with the FS Observers, the "Observers") at all regular and special meetings of the Board for so long as the DLJ Parties, collectively, beneficially own (i) Restricted Securities representing at least 1.0% of the outstanding Common Stock or (ii) a majority in principal amount of the Notes.

    (c) The Company shall reimburse each Observer for out-of-pocket expenses, if any, relating to attendance at such meetings but only to the same extent that the Company reimburses the non-employee members of the Board for such attendance expenses. Each Observer shall be entitled to receive the same notice of any such meeting as any director, and shall have the right to participate therein, but shall not have the right to vote on any matter or to be counted for purposes of determining whether a quorum is present thereat. In addition, each Observer shall have the right to receive copies of any action proposed to be taken by written consent of the Board without a meeting. Notwithstanding the foregoing, no action of the Board duly taken in accordance with the laws of the State of Delaware, the Certificate of Incorporation and the By-Laws shall be affected by any failure to have provided notice to any Observer of any meeting of the Board or the taking of action by the Board without a meeting. Any Observer may be required by the Board to temporarily leave a meeting of the Board if the presence of such Observer at the meeting at such time would prevent the Company from asserting the attorney- client or other privilege with respect to matters discussed before the Board at such time. The FS Entities agree to cause the FS Observers to keep any matters observed or materials received by them at any meeting of the Board strictly confidential. The DLJ Parties agree to cause the DLJ Observer to keep any matters observed or materials received by him or her at any meeting of the Board strictly confidential.

    (d) With respect to each committee of the Board for which BLUM or the FS Entities agrees in writing to waive its right set forth in Section 4.1(g) hereto, BLUM or the FS Entities, as the case may be, shall be entitled to have one observer at all meetings of such committee (provided that BLUM or the FS Entities, as the case may be, shall at such time be entitled to designate at least one director to the Board pursuant to Section 4.1 hereto). Each such observer shall be entitled to receive the same notice of any such meeting as any director that is a member thereof, and shall have the right to participate therein, but shall not have the right to vote on any matter or to be counted for purposes of determining whether a quorum is present thereat. In addition, each such observer shall have the right to receive copies of any action proposed to be taken by written consent of such committee without a meeting. Notwithstanding the foregoing, no action of the such committee duly taken in accordance with the laws of the State of Delaware, the Certificate of Incorporation and the By-Laws shall be affected by any failure to have provided notice to any observer of any meeting of such committee or the taking of action by such committee without a meeting. Any such observer may be required by such committee to temporarily leave a meeting of the committee if the presence of such observer at the meeting at such time would prevent the Company from asserting the attorney-client or other privilege with respect to matters discussed before the committee at such time. BLUM agrees to cause any observer designated by it to keep any matters observed or materials received by him or her at any meeting of such committee strictly confidential. The FS Entities agree to cause the any observer designated by it to keep any matters observed or materials received by them at any meeting of such committee strictly confidential.

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    4.4.  Advisors.  For so long as each Other Non-Management Investor shall be a Securityholder, such Other Non-Management Investor shall have the right to provide, and at the reasonable request of the Board or the management of the Company, shall provide, advice with respect to the Company's industry, business and operations ("Advisory Services"), which advice the Board or the management of the Company, as applicable, will consider in good faith. With respect to the provision of such Advisory Services at the request of the Board or the management of the Company, the Company shall reimburse each Other Non-Management Investor for any reasonable out-of-pocket expenses incurred by such Other Non-Management Investor in connection therewith.

    4.5.  Voting.

    (a) Except as otherwise provided in this Section 4.5 or this Article IV, prior to an Initial Public Offering, each of the Non-BLUM Parties that is a Class B Securityholder agrees to vote at any stockholders meeting (or in any written consent in lieu thereof) all of the shares of voting capital stock of the Company owned or held of record by it, or cause all of the shares of voting capital stock of the Company beneficially owned by it to be voted at any stockholders meeting (or in any written consent in lieu thereof), in same the manner as BLUM votes the shares of voting capital stock of the Company beneficially owned by it at such meeting (or in such written consent in lieu thereof), except with respect to the following actions by the Company or any of its Subsidiaries:

       (i) any transaction between (x) BLUM or any of its Affiliates and (y) the Company or any of its Subsidiaries, other than a transaction (A) with another portfolio company of BLUM or any of its Affiliates that has been negotiated on arms-length terms in the ordinary course of business between the managements of the Company or any of its Subsidiaries and such other portfolio company, (B) with respect to which the Securityholders may exercise their rights under Section 2.6 of this Agreement or (C) specifically contemplated by the Merger Agreement; or

      (ii) any amendment to the Certificate of Incorporation or Bylaws of the Company that adversely affects such Securityholder relative to BLUM, other than (x) an increase in the authorized capital stock of the Company, or (y) amendments made in connection with any reorganization of the Company effected to facilitate an Initial Public Offering or the acquisition of the Company by merger or consolidation (provided that in such reorganization or acquisition each share of each class or series of capital stock held by the Non-BLUM Parties is treated the same as each share of the same class or series of capital stock held by BLUM; provided, however that, subject to compliance with applicable law, in the event that the one or more of the other corporations or entities that is a party to such an acquisition notifies the Company that it will require the structure of such acquisition to be treated as a recapitalization for financial accounting purposes and that it will require the Company to no longer be subject to the reporting requirements or Section 14 of the Exchange Act after the closing date of the acquisition, then, solely to the extent deemed necessary by such other corporation or entity to satisfy such requirements, the consideration per share the Non-BLUM Parties shall be entitled to receive with respect may be a different kind than the consideration per share BLUM shall be entitled to receive).

    (b) In order to effectuate Section 4.5(a), each Non-BLUM Party that is a Class B Securityholder hereby grants to BLUM an irrevocable proxy, coupled with an interest, to vote, during the period specified in Section 4.5(a) above, all of the shares of voting capital stock of the Company owned by the grantor of the proxy in the manner set forth in Section 4.5(a).

    4.6.  General Consent Rights.  Notwithstanding anything to the contrary stated herein, prior to an Initial Public Offering, neither the Company nor any of its Subsidiaries shall take any of the following actions without the prior affirmative vote or written consent of (a) a majority of the directors of the Company, and (b) a majority of the directors of the Company that are not BLUM Directors:

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       (i) any transaction between (x) BLUM or any of its Affiliates and (y) the Company or any of its Subsidiaries, other than a transaction (A) with another portfolio company of BLUM of any of its Affiliates that has been negotiated on arms-length terms in the ordinary course of business between the managements of the Company or any of its Subsidiaries and such other portfolio company, (B) with respect to which the Securityholders may exercise their rights under Section 2.6 of this Agreement or (C) specifically contemplated by the Merger Agreement;

      (ii) any amendment to the Certificate of Incorporation or Bylaws of the Company that adversely affects any Securityholder relative to BLUM, other than (x) an increase in the authorized capital stock of the Company, or (y) amendments made in connection with any reorganization of the Company effected to facilitate an Initial Public Offering or the acquisition of the Company by merger or consolidation (provided that in such reorganization or acquisition each share of each class or series of capital stock held by the Non-BLUM Parties is treated the same as each share of the same class or series of capital stock held by BLUM; provided, however that, subject to compliance with applicable law, in the event that the one or more of the other corporations or entities that is a party to such an acquisition notifies the Company that it will require the structure of such acquisition to be treated as a recapitalization for financial accounting purposes and that it will require the Company to no longer be subject to the reporting requirements or Section 14 of the Exchange Act after the closing date of the acquisition, then, solely to the extent deemed necessary by such other corporation or entity to satisfy such requirements, the consideration per share the Non-BLUM Parties shall be entitled to receive with respect may be a different kind than the consideration per share BLUM shall be entitled to receive); or

      (iii) repurchase or redeem, or declare or pay a dividend with respect to or make a distribution upon, any shares of capital stock of the Company beneficially owned by BLUM or any of its Affiliates, unless (x) such repurchase, redemption dividend or distribution is made pro rata among all holders of such class of capital stock (or, in the case of a repurchase or redemption, all of the Non-BLUM Parties are given a proportionate right to participate in such repurchase or redemption (to the extent they own shares of such class of capital stock)) or (y) if such capital stock is not Common Stock, such repurchase, redemption or dividend is required by the terms of such capital stock.

    4.7.  Consent Rights of FS Director.  Notwithstanding anything to the contrary stated herein, prior to an Initial Public Offering, for so long as the FS Entities shall be entitled to appoint the FS Director pursuant to Section 4.1 hereto, neither the Company nor any of its Subsidiaries shall take any of the following actions without the prior affirmative vote or written consent of (x) a majority of the directors of the Company, and (y) the FS Director:

    (a) the acquisition by purchase or otherwise, in any single or series of related transactions, of any business or assets for a Purchase Price in excess of $75 million; provided, however that this Section 4.7(a) shall not apply to (i) the acquisition of any business or asset by an investment fund that is controlled by the Company or any of its Subsidiaries in connection with the ordinary course conduct of the investment advisory and management business of the Company or any of its Subsidiaries, or (ii) acquisitions in connection with the origination of mortgages by the Company or any of its Subsidiaries;

    (b) the sale or other disposition, in any single or series of related transactions, of assets of the Company or its Subsidiaries for aggregate consideration having a Fair Market Value in excess of $75 million; provided, however that this Section 4.7(b) shall not apply to (i) the sale of other disposition of any business or asset by an investment fund that is controlled by the Company or any of its Subsidiaries in connection with the ordinary course conduct of the investment advisory and management business of the Company or any of its Subsidiaries, or (ii) sales or dispositions in connection with the origination of mortgages by the Company or any of its Subsidiaries;

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    (c) incur Indebtedness, unless such Indebtedness would (i) be permitted pursuant to the terms of the documents governing the senior and senior subordinated Indebtedness entered into by the Company and CBRE in connection with the closing of the Merger as in effect on the Closing Date of the Merger (including any refinancing or replacement of such Indebtedness in an equal or lesser aggregate principal amount) or (ii) immediately following such incurrence the ratio of (x) the consolidated Indebtedness of the Company and its subsidiaries determined in accordance with United States generally accepted accounting principles applied in a manner consistent with the Company's consolidated financial statements to (y) the Twelve-Month Normalized EBITDA, does not exceed 4.5:1; or

    (d) issue capital stock of the Company (or options, warrants or other securities to acquire capital stock of the Company) to employees, directors or consultants of the Company or any of its Subsidiaries if such issuances, in the aggregate, exceed 5% of the total amount of outstanding capital stock of the Company immediately after the Closing on a fully diluted basis (i.e., assuming the exercise, exchange or conversion of all Equity Securities that are exercisable, exchangeable or convertible into Common Stock), other than (i) issuances to employees, directors or consultants of the Company and its Subsidiaries of up to 25% of the capital stock of the Company on a fully-diluted basis within six (6) months of the closing of the Merger and (ii) issuances in amounts equal to the capital stock of the Company repurchased by the Company from, or the options, warrants or other securities to acquire capital stock cancelled by the Company or its Subsidiaries or terminated or expired without prior exercise with respect to, Persons who, at the time of such repurchase, cancellation, termination or expiration, were current or former employees, directors or consultants of the Company or its Subsidiaries.

    4.8.  Board of Directors of CBRE.  Prior to an Initial Public Offering, the Company agrees to cause the Board of Directors of CBRE (the "CBRE Board") to be comprised of the same individuals as comprise the Board pursuant to Section 4.1 of this Agreement.

V  OTHER AGREEMENTS

    5.1.  Financial Information.

    (a) Within 90 days after the end of each fiscal year of the Company, the Company will furnish each Securityholder who is a Material Securityholder a consolidated balance sheet of the Company, as at the end of such fiscal year, and a consolidated statement of income and a consolidated statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Board.

    (b) The Company will furnish each Securityholder who is a Material Securityholder within 45 days after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, a consolidated balance sheet of the Company as of the end of each such quarterly period, and a consolidated statement of income and a consolidated statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

    (c) The Company will furnish each Securityholder who is a Material Securityholder any monthly financial statements of the Company that are provided to the Board no later than five (5) days after the day upon which first furnished to the Board.

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    5.2.  Inspection Rights.  Each Securityholder who is a Material Securityholder shall have the right to visit and inspect any of the books, records and properties of the Company or any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its Subsidiaries with its officers and independent aviators, and to review such information as is reasonably requested, all at such reasonable times and as often as may be reasonably requested.

    5.3.  Confidentiality of Records.  Each Securityholder agrees to use, and to use all reasonable efforts to insure that its authorized representatives use, the same degree of care as such Securityholder uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies as being confidential or proprietary (so long as such information is not in the public domain); provided, however, that any Securityholder may disclose such confidential or proprietary information without the prior written consent of the other parties hereto (i) to any "Related Party" (as defined below) for the purpose of evaluating an investment in the Company so long as such Related Party is advised of the confidentiality provisions of this Section 5.3 and agrees to comply with such provisions, (ii) if such information is publicly available or (iii) if disclosure is requested or compelled by legal proceedings, subpoena, civil investigative demands or similar proceedings, (iv) if such information was obtained by such Securityholder either independently without breaching this Section 5.3, or from a party not known to such Securityholder to be subject to a confidentiality agreement or (v) to any proposed transferee of Restricted Securities from a Securityholder for the purpose of evaluating an investment in the Company so long as such proposed transferee either executes and delivers to the Company a confidentiality agreement with terms no less favorable to the Company than those set forth in this Section 5.3 or is advised of the confidentiality provisions of this Section 5.3 and agrees in a signed writing delivered to the Company to comply with such provisions. Any Securityholder who provides proprietary or confidential information to a Related Party shall be liable for any breach by such Related Party of the confidentiality provisions of this Section 5.3. For purposes of this Section 5.3, "Related Party" shall mean, with respect to any Securityholder, (A) any partner, member, director, officer or employee of such Securityholder or (B) any Affiliate of such Securityholder.

    5.4.  Indemnification.

    (a) The Company shall indemnify and hold harmless (x) each Securityholder and each of their respective Affiliates and any controlling Person of any of the foregoing, (y) each of the foregoing's respective directors, officers, employees and agents and (z) each of the heirs, executors, successors and assigns of any of the foregoing from and against any and all damages, claims, losses, expenses, costs, obligations and liabilities including, without limiting the generality of the foregoing, liabilities for all reasonable attorneys' fees and expenses (including attorney and expert fees and expenses incurred to enforce the terms of this Agreement) (collectively, "Losses and Expenses"), but excluding in each case any special or consequential damages except to the extent part of any governmental or other third party claims against the indemnified party, suffered or incurred by any such indemnified Person or entity to the extent arising from, relating to or otherwise in respect of, any governmental or other third party claim against such indemnified Person that arises from, relates to or is otherwise in respect of (i) the business, operations, liabilities or obligations of the Company or its Subsidiaries or (ii) the ownership by such Securityholder or any of their respective Affiliates of any equity securities of the Company (except to the extent such Losses and Expenses (x) arise from any claim that such indemnified Person's investment decision relating to the purchase or sale of such securities violated a duty or other obligation of the indemnified Person to the claimant or (y) are finally determined in a judicial action by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Securityholder or its Affiliates) including, without limitation, any Losses and Expenses arising from or under any federal, state or other securities law. The indemnification provided by the Company pursuant to this Section 5.4 is separate from and in addition to any other indemnification by the Company to which the indemnified Person may be entitled, including, without

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limitation, pursuant to the Certificate of Incorporation, the Bylaws, any indemnification agreements with the Company and Section 3.9 hereto.

    (b) With respect to third-party claims, all claims for indemnification by an indemnified Person (an "Indemnified Party") hereunder shall be asserted and resolved as set forth in this Section 5.4. In the event that any written claim or demand for which the Company would be liable to any Indemnified Party hereunder is asserted against or sought to be collected from any Indemnified Party by a third party, such Indemnified Party shall promptly notify the Company in writing of such claim or demand (the "Claim Notice"), provided that the failure to promptly provide a Claim Notice will not affect an Indemnified Party's right to indemnification except to the extent such failure materially prejudices the Company. The Company shall have twenty (20) days from the date of receipt of the Claim Notice (the "Notice Period") to notify the Indemnified Party (i) whether or not the Company disputes the liability of the Company to the Indemnified Party hereunder with respect to such claim or demand and (ii) whether or not it desires to defend the Indemnified Party against such claim or demand. All costs and expenses incurred by the Company in defending such claim or demand shall be a liability of, and shall be paid by, the Company. Except as hereinafter provided, in the event that the Company notifies the Indemnified Party within the Notice Period that it desires to defend the Indemnified Party against such claim or demand, the Company shall have the right to defend the Indemnified Party by appropriate proceedings and shall have the sole power to direct and control such defense; provided, however, that (1) if the Indemnified Party reasonably determines that there may be a conflict between the positions of the Company and of the Indemnified Party in conducting the defense of such claim or that there may be legal defenses available to such Indemnified Party different from or in addition to those available to the Company, then counsel for the Indemnified Party shall be entitled to conduct the defense at the expense of the Company to the extent reasonably determined by such counsel to be necessary to protect the interests of the Indemnified Party and (2) in any event, the Indemnified Party shall be entitled at its cost and expense to have counsel chosen by such Indemnified Party participate in, but not conduct, the defense. The Indemnified Party shall not settle a claim or demand without the consent of the Company. The Company shall not, without the prior written consent of the Indemnified Party, settle, compromise or offer to settle or compromise any such claim or demand on a basis which would result in the imposition of a consent order, injunction or decree which would restrict the future activity or conduct of the Indemnified Party or any Subsidiary or Affiliate thereof or if such settlement or compromise does not include an unconditional release of the Indemnified Party for any liability arising out of such claim or demand. If the Company elects not to defend the Indemnified Party against such claim or demand, whether by not giving the Indemnified Party timely notice as provided above or otherwise, then the amount of any such claim or demand or, if the same be contested by the Indemnified Party, that portion thereof as to which such defense is unsuccessful (and the reasonable costs and expenses pertaining to such defense) shall be the liability of the Company hereunder. The Indemnified Party and Company shall each render to each other such assistance as may reasonably be requested in order to insure the proper and adequate defense of any such claim or proceeding.

    (c) If the indemnification provided for in this Section 5.4 is unavailable or insufficient to hold harmless an Indemnified Party under this Section 5.4, then the Company, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of the Losses and Expenses referred to in this Section 5.4: (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Indemnified Party from the matter giving rise to indemnification hereunder or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Indemnified Party in connection with the matter that resulted in such Losses and Expenses, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the matter giving rise to such Losses and Expenses.

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    (d) The parties agree that it would not be just and equitable if contributions pursuant to Section 5.4(c) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of Section 5.4(c). The amount paid by any indemnified party as a result of the losses, claims, damages or liabilities, or actions in respect thereof, referred to in the first sentence of Section 5.4(c) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigation, preparing to defend or defending against any claim which is the subject of Section 5.4.

    (e) As long as it is reasonably attainable at a reasonable price, the Company will maintain directors' and officers' insurance in an amount to be determined in good faith by the Company's board of directors to be consistent with insurance provided to officers and directors of comparable companies.

VI  MISCELLANEOUS

    6.1.  Additional Securities Subject to Agreement.

    (a) Subject to the following sentence, each Securityholder agrees that any other equity securities of the Company which they hereafter acquire by means of a stock split, stock dividend, distribution, exercise or conversion of securities or otherwise will be subject to the provisions of this Agreement to the same extent as if held on the date hereof. Notwithstanding anything to the contrary stated herein, this Agreement shall not apply to any shares of Common Stock or any options to acquire Common Stock granted to, or purchased by, Wirta or White, which are subject to the terms of a subscription agreement with the Company (the "Management Securities"), and any references to Common Stock or Equity Securities held or beneficially owned by Wirta or White shall not include any Management Securities.

    6.2.  Term.  This Agreement will be effective from and after the date hereof and will terminate with respect to the provisions referred to below as follows: (i) with respect to Sections 4.1, 4.3, 4.4, 4.5, 4.6, 4.7, 5.1 and 5.2, upon completion of an IPO; (ii) with respect to Sections 2.1(b), 2.2, 2.3, 2.4, 2.5 and 2.6, upon the expiration of the Restricted Period; (iii) with respect to Article III (other than Sections 3.9 and 3.14) at such time as set forth in Section 3.7; (iv) with respect to Sections 3.9 and 5.4, upon the expiration of the applicable statutes of limitations; and (iv) with respect to all Sections (other than Sections 3.9, 3.14 and 5.4), upon (A) the sale of all or substantially all of the equity interests in the Company to a Third Party whether by merger, consolidation or securities or otherwise, or (B) approval in writing by BLUM, the FS Parties and the holders of a majority of the shares of Common Stock owned by the following Persons voting as a group: the Management Parties, the DLJ Parties and the Other Non-Management Parties.

    6.3.  Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by cable, by telecopy, by telegram, by telex or registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the addresses set forth below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 6.3):

(a)	If to the Company or to CBRE:
CB Richard Ellis Services, Inc. 200 North Sepulveda Blvd. El Segundo, CA 90245-4380 Attn: Walter Stafford, General Counsel Fax: (415) 733-5555

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with a copy to (which copy shall not be deemed notice pursuant to this Section 6.3):
[counsel to the Company]
with an additional copy to (which copy shall not be deemed notice pursuant to this Section 6.3):
Simpson Thacher & Bartlett 3330 Hillview Avenue Palo Alto, CA 94304 Attn: Richard Capelouto Fax: (650) 251-5002
(b)	If to BLUM or any of its Affiliates:
c/o BLUM Capital Partners, L.P. 909 Montgomery Street, Suite 400 San Francisco, CA 94133 Attn: Murray A. Indick, General Counsel Fax: (415) 434-3130
with a copy to (which copy shall not be deemed notice pursuant to this Section 6.3):
Simpson Thacher & Bartlett 3330 Hillview Avenue Palo Alto, CA 94304 Attn: Richard Capelouto Fax: (650) 251-5002
(c)	If to any of the FS Parties or any of their Affiliates:
c/o Freeman Spogli & Co., Inc. 11100 Santa Monica Blvd., Suite 1900 Santa Monica, CA 90025 Attn: J. Frederick Simmons Fax: (310) 444-1870
with a copy to (which copy shall not be deemed notice pursuant to this Section 6.3):
Riordan & McKinzie California Plaza 29th Floor, 300 South Grand Ave. Los Angeles, CA 90071 Attn: Roger H. Lustberg Fax: (213) 229-8550

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(d)
If to any of the Management Parties or Koll, to the address set forth below their name on the signature pages to this
Agreement, with a copy to (which copy shall not be deemed notice pursuant to this Section 6.3):
O'Melveny & Myers LLP 610 Newport Center Drive, 17th Floor Newport Beach, CA 92660-6429 Attn: Gary J. Singer Fax: (949) 823-6994
(e)	If to Malek:
c/o Thayer Capital Partners 1455 Pennsylvania Avenue, N.W., Suite 350 Washington, D.C. 20004 Fax: (202) 371-0391
with a copy to (which copy shall not be deemed notice pursuant to this Section 6.3):
Kirkland & Ellis 655 Fifteenth Street, N.W. Suite 1200 Washington, D.C. 20005 Attn: Terrance Bessey Fax: (202) 879-5200
(f)	If to any of the DLJ Parties:
DLJ Investment Partners II, L.P. 277 Park Avenue New York, New York 10172 Attn: Joseph Ehrlich Fax: (212) 892-0064
with a copy to (which copy shall not be deemed notice pursuant to this Section 6.3):
Cahill Gordon & Reindel 80 Pine Street New York, NY 10005-1702 Attn: John J. Schuster Fax: (212) 269-5420

    6.4.  Further Assurances.  The parties hereto will sign such further documents, cause such meetings to be held, resolutions passed, exercise their votes and do and perform and cause to be done such further acts and things as may be necessary in order to give full effect to this Agreement and every provision hereof.

    6.5.  Non-Assignability.  This Agreement will inure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by any party hereto without the express prior written consent of the other parties, and any attempted assignment, without such consents, will be null and void; provided, however, that with respect to any Person who acquires any Restricted Securities from any Securityholder in compliance with the terms hereunder: (a) such Securityholder making such Transfer shall, prior to such Transfer, furnish to the

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Company written notice of the name and address of such transferee, and (b)(i) in the case of any Transfer from BLUM, (A) if such Person acquires a majority of the Common Stock beneficially owned by BLUM, BLUM shall have the right to assign to such Person all of the rights and obligations of BLUM hereunder, (B) if such Person acquires less than a majority of the Common Stock beneficially owned by BLUM, such Person shall assume and be entitled to all of the rights and obligations of a BLUM Holder under Article III hereof, and (C) in any case, such Person shall execute and deliver to the Company an Assumption Agreement and assume and be entitled to all of the rights and obligations of a Holder hereunder, (ii) in the case of an assignment by BLUM of its rights pursuant to Section 2.2 hereto, such assignee or assignees shall assume and be entitled to all of the rights and obligations of a BLUM Holder under Article III hereof and shall execute and deliver to the Company an Assumption Agreement and assume and be entitled to all of the rights and obligations of a Holder hereunder, (iii) in the case of any Transfer from any of the FS Parties, (A) such Person shall assume all of the rights and obligations of an FS Party hereunder and shall execute and deliver to the Company an Assumption Agreement, and (B) in addition, if such Person acquires a majority of the Common Stock beneficially owned by the FS Entities at the time of such transfer and following such acquisition such Person beneficially owns at least 10% of the outstanding Common Stock, the FS Entities shall have the right to assign to such Person all of the rights and obligations of the FS Entities under Section IV of this Agreement, (iv) in the case of any Transfer from a DLJ Party, such Person shall assume and be entitled to all of the rights and obligations of a DLJ Party hereunder and execute and deliver to the Company an Assumption Agreement, (v) in the case of any Transfer from an Other Non-Management Party, such Person shall assume and be entitled to all of the rights and obligations of an Other Non-Management Party hereunder and execute and deliver to the Company an Assumption Agreement, and (vi) in the case of any Transfer from a Management Party, such Person shall assume and be entitled to all of the rights and obligations of a Management Party hereunder and execute and deliver to the Company an Assumption Agreement.

    6.6.  Amendment; Waiver.  This Agreement may be amended, supplemented or otherwise modified only by a written instrument executed by (a) the Company, (b) BLUM, so long as BLUM and its Affiliates own in the aggregate more Common Stock than the aggregate amount of Common Stock owned by any other Person and its Affiliates, and (c) the holders of a majority of the Restricted Securities held by the Securityholders; provided, however that no such amendment, supplement or modification shall adversely affect (i) the FS Parties relative to BLUM without the prior written consent of the holders of a majority of the Restricted Securities held by the FS Parties at such time, (ii) the DLJ Parties relative to BLUM without the prior written consent of the holders of a majority of the shares of the Restricted Securities held by the DLJ Parties at such time, (iii) the Other Non-Management Parties relative to BLUM without the prior written consent of the holders of a majority of the shares of Common Stock held by the Other Non-Management Parties at such time, and (iv) the Management Parties relative to BLUM without the prior written consent of the holders of a majority of the shares of Common Stock held by the Management Parties at such time; provided, further that no such amendment, supplement or modification shall amend or modify in a manner adverse to DLJ the agreements herein to which the Class B Securityholders are subject with respect to the voting of shares of voting capital stock without the prior written consent of the holders of a majority of the Restricted Securities held by the DLJ Parties at such time. No waiver by any party of any of the provisions hereof will be effective unless explicitly set forth in writing and executed by the party so waiving. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, will be deemed to constitute a waiver by the party taking such action of compliance with any covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement will not operate or be construed as a waiver of any subsequent breach.

    6.7.  Third Parties.  This Agreement does not create any rights, claims or benefits inuring to any Person that is not a party hereto nor create or establish any third party beneficiary hereto.

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    6.8.  Governing Law.  This Agreement will be governed by, and construed in accordance with, the laws of the State of Delaware, applicable to contracts executed and to be performed entirely within that state.

    6.9.  Specific Performance.  Without limiting or waiving in any respect any rights or remedies of the parties hereto under this Agreement now or hereinafter existing at law or in equity or by statute, each of the parties hereto will be entitled to seek specific performance of the obligations to be performed by the other in accordance with the provisions of this Agreement.

    6.10.  Entire Agreement.  This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof.

    6.11.  Titles and Headings.  The section headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement.

    6.12.  Severability.  If any provision of this Agreement is declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement will not be affected and will remain in full force and effect.

    6.13.  Counterparts.  This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will be deemed to be one and the same instrument.

    6.14.  Ownership of Shares.  Whenever a provision of this Agreement refers to shares of Common Stock owned by a Securityholder or owned by a Securityholder and its Affiliates, such provision shall be deemed to refer to those shares owned of record by such Securityholder or such Securityholder and its Affiliates, as applicable, and shall not be deemed to include other Restricted Securities that such Securityholder (or such Securityholder and its Affiliates, if applicable) may be deemed to beneficially own due to the provisions of this Agreement and/or any other agreements, arrangements or understandings among the parties hereto relating to the voting or Transfer of Restricted Securities.

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    IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

CBRE HOLDING, INC.
By:
Name: Title:
CB RICHARD ELLIS SERVICES, INC.
By:
Name: Title:
RCBA STRATEGIC PARTNERS, L.P.
By:	RCBA GP, L.L.C., its general partner
By:
Name: Title:
FS EQUITY PARTNERS III, L.P.
By:	FS Capital Partners, L.P., its general Partner
	By:	FS Holdings, Inc., its general partner
By:
Name: Title:
FS EQUITY PARTNERS INTERNATIONAL, L.P.
By:	FS&Co. International, L.P., its general Partner
	By:	FS International Holdings Limited, its general partner
By:
Name: Title:

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DLJ INVESTMENT PARTNERS II, L.P.
By:	DLJ Investment Partners, II, Inc., its managing general partner
By:
Name: Title:
THE KOLL HOLDING COMPANY
By:	Donald M. Koll
Frederic V. Malek
MANAGEMENT INVESTORS:
Raymond E. Wirta
W. Brett White

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CONSENT OF SPOUSE

    In consideration of the execution of the foregoing Securityholders' Agreement among CBRE Holding, Inc., CB Richard Ellis Services, Inc., RCBA Strategic Partners, L.P., FS Equity Partners III, L.P., FS Equity Partners International, L.P., DLJ Investment Partners II, L.P., The Koll Holding Company, Frederic V. Malek and the Management Investors named therein, I,                        , the spouse of Donald M. Koll, do hereby join with my spouse in executing the foregoing Securityholders' Agreement and do hereby agree to be bound by all of the terms and provisions thereof.

Dated as of	, 2001

[Spouse]

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CONSENT OF SPOUSE

    In consideration of the execution of the foregoing Securityholders' Agreement among CBRE Holding, Inc., CB Richard Ellis Services, Inc., RCBA Strategic Partners, L.P., FS Equity Partners III, L.P., FS Equity Partners International, L.P., DLJ Investment Partners II, L.P., The Koll Holding Company, Frederic V. Malek and the Management Investors named therein, I,                        , the spouse of Frederic V. Malek, do hereby join with my spouse in executing the foregoing Securityholders' Agreement and do hereby agree to be bound by all of the terms and provisions thereof.

Dated as of	, 2001

[Spouse]

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CONSENT OF SPOUSE

    In consideration of the execution of the foregoing Securityholders' Agreement among CBRE Holding, Inc., CB Richard Ellis Services, Inc., RCBA Strategic Partners, L.P., FS Equity Partners III, L.P., FS Equity Partners International, L.P., DLJ Investment Partners II, L.P., The Koll Holding Company, Frederic V. Malek and the Management Investors named therein, I,                        , the spouse of Raymond E. Wirta, do hereby join with my spouse in executing the foregoing Securityholders' Agreement and do hereby agree to be bound by all of the terms and provisions thereof.

Dated as of	, 2001

[Spouse]

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CONSENT OF SPOUSE

    In consideration of the execution of the foregoing Securityholders' Agreement among CBRE Holding, Inc., CB Richard Ellis Services, Inc., RCBA Strategic Partners, L.P., FS Equity Partners III, L.P., FS Equity Partners International, L.P., DLJ Investment Partners II, L.P., The Koll Holding Company, Frederic V. Malek and the Management Investors named therein, I,                        , the spouse of W. Brett White, do hereby join with my spouse in executing the foregoing Securityholders' Agreement and do hereby agree to be bound by all of the terms and provisions thereof.

Dated as of	, 2001

[Spouse]

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 Exhibit A

FORM OF ASSUMPTION AGREEMENT

[DATE]

To the Parties to the Securityholders' Agreement dated as of               , 2001

Dear Sirs or Madams:

    Reference is made to the Securityholders' Agreement, dated as of              , 2001 (the "Securityholders' Agreement"), among CBRE Holding, Inc., CB Richard Ellis Services, Inc., RCBA Strategic Partners, L.P., FS Equity Partners III, L.P., FS Equity Partners International, DLJ Investment Partners II, L.P., The Koll Holding Company, Frederic V. Malek, and the individuals identified on the signature pages thereto as "Management Investors."

    In consideration of the representations, covenants and agreements contained in the Securityholders' Agreement, the undersigned hereby confirms and agrees that it shall be bound by all or certain of the provisions thereof in the manner set forth in Section 6.5 thereto.

    This Assumption Agreement will be governed by, and construed in accordance with, the laws of the State of Delaware, applicable to contracts executed and to be performed entirely within that state.

                      Very truly yours,

                      [Transferee]

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CONSENT OF SPOUSE

    In consideration of the execution of the foregoing Assumption Agreement with respect to the Securityholders' Agreement among CBRE Holding, Inc., CB Richard Ellis Services, Inc., RCBA Strategic Partners, L.P., FS Equity Partners III, L.P., FS Equity Partners International, L.P., DLJ Investment Partners II, L.P., The Koll Holding Company, Frederic V. Malek and the Management Investors named therein, I,                        , the spouse of [Transferee], do hereby join with my spouse in executing the foregoing Assumption Agreement and do hereby agree to be bound by all of the terms and provisions thereof.

Dated as of	, 2001

[Spouse]

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Exhibit B

WARRANT AGREEMENT

    THIS WARRANT AGREEMENT (the "Agreement") is made and entered into as of              , 2001 between BLUM CB Holding Corp., a Delaware corporation (the "Company") and FS Equity Partners III, L.P., a Delaware limited partnership ("FSEP"), and FS Equity Partners International, L.P., a Delaware limited partnership ("FSEP International," and together with FSEP, the "FS Parties").

    WHEREAS, pursuant to that certain Agreement and Plan of Reorganization, dated as of May 14, 1997 by and among CB Richard Ellis Services, Inc. (successor to CB Commercial Real Estate Services Group, Inc.) ("CBRE"), Koll Real Estate Services ("KRES") and the other parties listed therein, KRES merged with a subsidiary of CBRE and the holders of shares of common stock of KRES, including the FS Parties, and options exercisable into shares of common stock of KRES received warrants (the "Old Warrants") to purchase up to an aggregate of 500,000 shares of the Common Stock of CBRE;

    WHEREAS, pursuant to that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of February 23, 2001, by and among, CBRE, the Company and BLUM CB Corp., a Delaware corporation and wholly owned subsidiary of the Company ("Acquiror"), the Acquiror will merge with and into CBRE, such that CBRE shall become a wholly owned subsidiary of the Company; and

    WHEREAS, pursuant to that certain Contribution and Voting Agreement, dated as of February 23, 2001, by and among, the Company, the FS Parties and the other parties thereto, upon the Closing, among other things, (i) the Company shall cancel the Old Warrants, and (ii) the FS Parties shall receive, in the aggregate, warrants (the "Warrants") to purchase up to an aggregate of            shares (the "Warrant Shares") of the Common Stock, par value $.01 per share (the "Common Stock"), of the Company.

    NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows (capitalized terms used herein and not otherwise defined have the meanings ascribed thereto in the Merger Agreement):

VII  OPTIONAL EXERCISE OF WARRANT.

    Subject to the terms of this Agreement, each holder of a Warrant may, at any time on and after August 26, 2007, but not later than August 27, 2007 (the "Expiration Date"), exercise this Warrant in whole at any time or in part from time to time for the number of Warrant Shares which such holder is then entitled to purchase hereunder.

    Each holder of a Warrant may exercise such Warrant, in whole or in part by either of the following methods:

    7.1.  delivering to the Company at its office maintained for such purpose pursuant to Section 12(d): (i) a written notice of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) this Warrant and (iii) a sum equal to the Exercise Price (as set forth in the Warrant Certificate attached hereto) therefor payable in immediately available funds; or

    7.2.  The holder of this Warrant may also exercise this Warrant, in whole or in part, in a "cashless" or "net-issue" exercise by delivering to the Company at its office maintained for such purpose pursuant to Section 12(d): (i) a written notice of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be delivered to such holder and the number of Warrant Shares with respect to which this Warrant is being surrendered in payment of the aggregate Exercise Price for the Warrant Shares to be delivered to the holder, and (ii) the Warrant. For purposes of this provision, all Warrant Shares as to which the Warrant is surrendered will be

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attributed a value equal to (x) the current market price per share of Common Stock (determined in the manner set forth in Section 7(f)) minus (y) the current Exercise Price per share of Common Stock.

    Such notice may be in the form of Election to Purchase set out at the end of this Warrant Agreement. Upon delivery thereof, together with the Warrant and the Exercise Price, as applicable, and such holder becoming a party to the Stockholders' Agreement, dated as of the date hereof (the "Stockholder Agreement"), by and among the Company, the FS Parties and the other parties thereto if such holder shall not already be a party thereto, the Company shall cause to be executed and delivered to such holder within five business days a certificate or certificates representing the aggregate number of fully-paid and nonassessable shares of Common Stock issuable upon such exercise.

    The stock certificate or certificates for Warrant Shares so delivered shall be in such denominations as may be specified in said notice and shall be registered in the name of such holder or such other name or names as shall be designated in said notice. Such certificate or certificates shall be deemed to have been issued and such holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares, including to the extent permitted by law the right to vote such shares or to consent or to receive notice as a stockholder (subject to the terms of the Stockholders' Agreement), as of the time said notice is delivered to the Company as aforesaid; provided that such shares shall be subject to the provisions of the Stockholders' Agreement. If a Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said certificate or certificates, deliver to such holder a new Warrant dated the date it is issued, evidencing the rights of such holder to purchase the remaining Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of such holder, appropriate notation may be made on this Warrant and the Warrant shall be returned to such holder.

    All Warrant Shares issuable upon the exercise of a Warrant shall be validly issued, fully paid and nonassessable and free from all liens and other encumbrances thereon, other than liens or other encumbrances created by the holder thereof or the restrictions set forth in the Stockholders' Agreement.

    The Company will not close its books against the transfer of a Warrant or of any Warrant Shares in any manner which interferes with the timely exercise of a Warrant. The Company will from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of a Warrant is at all times equal to or less than the Exercise Price then in effect.

VIII  AUTOMATIC EXERCISE OF WARRANT.

    Notwithstanding the prior delivery of a notice pursuant to Section 1 hereto, in the event an Automatic Exercise Event (as defined below) occurs prior to the Expiration Date, without any action by the Company or the FS Parties, the Warrants shall automatically be exercised in a "cashless" or "net issue" exercise pursuant to which (i) the Exercise Price shall be paid to the Company entirely in Warrant Shares (or such other consideration as set forth in Section 7(l) hereto), which for purposes of this provision, will be attributed a value equal to (x) the current market price per share of Common Stock (determined in the manner set forth in Section 7(f)) to the holders thereof minus (y) the current Exercise Price per share of Common Stock, and (ii) the Company, subject to the following paragraph of this Section 2, shall deliver to the holders thereof the number of Warrant Shares remaining after subtracting the Exercise Price; provided, however that if, upon an Automatic Exercise Event, the amount set forth in subclause (y) of the foregoing clause (i) shall be equal to or greater than the amount set forth in subclause (x) of the foregoing clause (i), then the Warrants, without any action by the Company or the FS Parties, shall be cancelled and shall cease to represent the right to receive any Warrant Shares or other security, property or asset of the Company or any surviving entity.

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    As soon as practicable after an Automatic Exercise Event, the Company shall deliver a notice of such Automatic Exercise Event to each of the holders of the Warrants. Upon delivery of the Warrants to the Company by a holder thereof and such holder becoming a party to the Stockholders' Agreement, if such holder shall not already be a party thereto, the Company shall cause to be executed and delivered to such holder within five business days a certificate or certificates representing the aggregate number of fully-paid and nonassessable shares of Common Stock issuable as a result of such Automatic Exercise Event.

    The stock certificate or certificates for Warrant Shares so delivered shall be in such denominations as may be specified by the Warrant holders and shall be registered in the name of such holder or such other name or names as shall be designated by the Warrant holders. Such certificate or certificates shall be deemed to have been issued and such holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares, including to the extent permitted by law the right to vote such shares or to consent or to receive notice as a stockholder (subject to the terms of the Stockholders' Agreement), as of the time of the Automatic Exercise Event; provided that such shares shall be subject to the provisions of the Stockholders' Agreement.

    All Warrant Shares issuable upon an Automatic Exercise Event shall be validly issued, fully paid and nonassessable and free from all liens and other encumbrances thereon, other than liens or other encumbrances created by the holder thereof or the restrictions set forth in the Stockholders' Agreement.

    The Company will not close its books against the transfer of a Warrant or of any Warrant Shares in any manner which interferes with the exercise of a Warrant pursuant to an Automatic Exercise Event. The Company will from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of a Warrant pursuant to an Automatic Exercise Event is at all times equal to or less than the Exercise Price then in effect.

    For purposes of this Agreement, an "Automatic Exercise Event" shall mean either (a) the completion of a sale of shares of any class of the Common Stock to the public pursuant to an effective registration statement (other than a registration statement on Form S-8 or any similar or successor form) filed under the Securities Act pursuant to which the Company becomes listed on a national securities exchange or on the NASDAQ Stock Market (the "Initial Public Offering"), (b) any "person" or "group," (each as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) other than BLUM Capital Partners, L.P. ("BLUM") and its affiliates, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the total voting power of the outstanding voting stock of the Company, including by way of merger, consolidation or otherwise, and BLUM and its affiliates cease to control the Company's Board of Directors, (c) any sale of all or substantially all of the assets of the Company and its subsidiaries to any "person" or "group," (each as defined in Rules 13d-3 and 13d-5 under the Exchange Act) other than BLUM and its affiliates, or (d) any merger, consolidation or other transaction or series or related transactions after the consummation of which the shares owned by the holders of the Company's outstanding voting stock possessing a majority of the voting power to elect the Company's Board of Directors immediately prior to the occurrence of such transaction or transactions cease to constitute a majority of the Company's outstanding voting stock possessing the voting power to elect the Company's Board of Directors (or equivalent governing body).

IX  TRANSFER, DIVISION AND COMBINATION.

    The Warrants are, and all rights thereunder are, transferable, in whole or in part, on the books of the Company to be maintained for such purpose, upon (a) surrender of a Warrant at the office of the Company maintained for such purpose pursuant to Section 12(d), together with a written assignment of such Warrant duly executed by the holder thereof or its agent or attorney and payment of funds

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sufficient to pay any stock transfer taxes payable upon the making of such transfer, and (b) a signed agreement by the assignee or assignees to become a party to the Stockholders' Agreement prior to the exercise of such Warrant. Upon such surrender and, if required, such payment, the Company shall, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and the surrendered Warrant shall promptly be canceled. If and when a Warrant is assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the absolute owner of such Warrant for all purposes and the Company shall not be affected by any notice to the contrary. A Warrant, if properly assigned in compliance with this Section 2, may be exercised by an assignee for the purchase of shares of Common Stock without having a new Warrant issued.

    A Warrant may, be divided or combined with other Warrants upon presentation at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the holder hereof or its agent or attorney. Subject to compliance with the preceding paragraph, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

    The Company agrees to maintain at its aforesaid office books for the registration and transfer of the Warrants.

X  PAYMENT OF TAXES.

    The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

XI  MUTILATED OR MISSING WARRANT CERTIFICATES.

    In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also satisfactory to them. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

XII  RESERVATION OF WARRANT SHARES.

    The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

    The Company or, if appointed, the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all

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times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto transmitted to each holder pursuant to Section 9 hereof.

XIII  ADJUSTMENT OF EXERCISE PRICE.

    The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 7. For purposes of this Section 7, "Common Stock" means shares now or hereafter authorized of any class of common stock of the Company and any other stock of the Company, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.

    13.1.  Adjustment for Change in Capital Stock.

    If the Company:

    (a) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

    (b) subdivides its outstanding shares of Common Stock into a greater number of shares;

    (c) combines its outstanding shares of Common Stock into a smaller number of shares;

    (d) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

    (e) issues by reclassification of its Common Stock any shares of its capital stock;

then the Exercise Price in effect immediately prior to such action and the number and kind of shares into which a Warrant is exercisable shall all be adjusted appropriately so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which he would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

    The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

    If after an adjustment a holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section.

    Such adjustment shall be made successively whenever any event listed above shall occur.

    13.2.  Adjustment for Rights Issue.

    If the Company distributes any rights, options or warrants to all holders of its Common Stock entitling them for a period expiring within 60 days after the record date for such distribution to

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purchase shares of Common Stock at a price per share less than the current market price per share on that record date, the Exercise Price shall be adjusted in accordance with the formula:

	O +	N	x	P

E' = E x			M

		O	+	N

where:

E'	=	the adjusted Exercise Price.
E	=	the current Exercise Price.
O	=	the number of shares of Common Stock outstanding on the record date.
N	=	the number of additional shares of Common Stock offered pursuant to such rights issue.
P	=	the offering price per share of the additional shares.
M	=	the current market price per share of Common Stock on the record date.

    The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

    13.3.  Adjustment for Other Distributions.

    If the Company distributes to all holders of its Common Stock any assets (excluding cash) or debt securities or any rights or warrants to purchase debt securities, assets or other securities, the Exercise Price shall be adjusted in accordance with the formula:

E' = E x	M	–	F

M

where:

E'	=	the adjusted Exercise Price.
E	=	the current Exercise Price.
M	=	the current market price per share of Common Stock on the record date mentioned below.
F	=	the aggregate fair market value on the record date of the assets, securities, rights or warrants divided by the number of outstanding shares of Common Stock on the record date for such distribution. The Board of Directors of the Company shall determine the fair market value.

    The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

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    13.4.  Adjustment for Common Stock Issue:

    If the Company issues shares of Common Stock for a consideration per share less than the current market price per share on the date the Company fixes the offering price of such additional shares, the Exercise Price shall be adjusted in accordance with the formula:

E' = E x	O	+	P M

A

where:

E'	=	the adjusted Exercise Price.
E	=	the then current Exercise Price.
O	=	the number of shares outstanding immediately prior to the issuance of such additional shares.
P	=	the aggregate consideration received for the issuance of such additional shares.
M	=	the current market price per share on the date of issuance of such additional shares.
A	=	the number of shares outstanding immediately after the issuance of such additional shares.

    The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

    This subsection (d) does not apply to:

    (a) any of the transactions described in subsections (b) and (c) of this Section 7,

    (b) the exercise of Warrants, or the conversion or exchange of other securities convertible into, or exchangeable or exercisable for, Common Stock,

    (c) Common Stock issued to the Company's employees under bona fide employee benefit plans adopted by the Board of Directors and approved by the holders of Common Stock when required by law, if such Common Stock would otherwise be covered by this subsection (d),

    (d) Common Stock issued upon the exercise of rights or warrants issued to the holders of Common Stock,

    (e) Common Stock issued to shareholders of any person which merges into the Company in proportion to their stock holdings of such person immediately prior to such merger, upon such merger,

    (f)  Common Stock issued in a bona fide public offering pursuant to a firm commitment underwriting,

    (g) Common Stock issued in a bona fide private placement to, or through a placement agent which is, a member firm of the National Association of Securities Dealers, Inc., or

    (h) Common Stock issued as a dividend on any preferred stock in accordance with the stated terms of such preferred stock and in lieu of cash dividends otherwise payable on such preferred stock pursuant to the instrument under which the preferred stock was issued.

    13.5.  Adjustment for Convertible Securities Issue.

    If the Company issues any securities convertible into or exchangeable or exercisable for Common Stock (other than securities issued in transactions described in subsections (b) and (c) of this Section 7) for a consideration per share of Common Stock initially deliverable upon conversion or exchange of

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such securities less than the current market price per share on the date of issuance of such securities, the Exercise Price shall be adjusted in accordance with this formula:

E' = E x	O	+	P M

	O	+	D

where:

E'	=	the adjusted Exercise Price.
E	=	the then current Exercise Price.
O	=	the number of shares outstanding immediately prior to the issuance of such securities.
P	=	the aggregate consideration received for the issuance of such securities.
M	=	the current market price per share of Common Stock on the date of issuance of such securities.
D	=	the maximum number of shares deliverable upon conversion or in exchange for such securities at the initial conversion or exchange rate.

    The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

    If all of the Common Stock deliverable upon conversion or exchange of such securities has not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion or exchange of such securities.

    This subsection (e) does not apply to:

    (a) convertible securities issued to shareholders of any person which merges into the Company, or with a subsidiary of the Company, in proportion to their stock holdings of such person immediately prior to such merger, upon such merger,

    (b) convertible securities issued in a bona fide public offering pursuant to a firm commitment underwriting,

    (c) convertible securities issued in a bona fide private placement through a placement agent which is a member firm of the National Association of Securities Dealers, Inc.,

    (d) rights, warrants and convertible and exchangeable securities outstanding on or prior to the date of issuance of the Warrant, or

    (e) convertible securities or warrants issued in connection with the incurrence of debt by the Company or any of its subsidiaries, so long as the fair value allocable to such convertible securities or warrants (taking into account the terms of the debt), together with any consideration payable to the Company upon conversion or exercise of such convertible securities or warrants, treating such convertible securities or warrants on an as converted basis, is no less than the then current market price of Common Stock on the date of issuance of such convertible securities or warrants.

    13.6.  Current Market Price.

    Subject to the last two sentences of this subsection (f), in subsections (b), (c), (d) and (e) of this Section 7, the current market price per share of Common Stock on any date is the average of the Quoted Prices of the Common Stock for 30 consecutive trading days commencing 45 trading days

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before the date in question. The "Quoted Price" of the Common Stock is the last reported sales price of the Common Stock as reported by NASDAQ National Market, or if the Common Stock is listed on a securities exchange, the last reported sales price of the Common Stock on such exchange which shall be for consolidated trading if applicable to such exchange, or if neither so reported or listed, the last reported bid price of the Common Stock. In the absence of one or more such quotations (including, without limitation, during the period prior to the Initial Public Offering), the Board of Directors of the Company shall determine the current market price on the basis of such quotations, if available, or other valuation information as it in good faith considers appropriate. In the event of the Initial Public Offering, the current market price per share of Common Stock shall be the Quoted Price on the day of such Initial Public Offering.

    13.7.  Consideration Received.

    For purposes of any computation respecting consideration received pursuant to subsections (d) and (e) of this Section 7, the following shall apply:

    (a) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

    (b) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors (irrespective of the accounting treatment thereof), whose determination shall be conclusive; and

    (c) in the case of the issuance of securities convertible into or exchangeable for shares, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subsection).

    13.8.  When De Minimis Adjustment May Be Deferred.

    No adjustment in the Exercise Price need be made unless the adjustment would require on increase or decrease of at least 1% in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

    All calculations under this Section shall be made to the nearest cent or nearest 1/100th of a share as the case may be.

    13.9.  When No Adjustment Required.

    No adjustment need be made for a transaction referred to in subsection (a), (b), (c), (d) or (e) of this Section 7 if Warrant holders are permitted to participate in the transaction (without being required to exercise their Warrants in order to do so) on a basis and with notice that the Board of Directors of the Company determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction.

    No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

    No adjustment need be made for a change in the par value or no par value of the Common Stock.

    To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

    13.10.  Notice of Adjustment.

    Whenever the Exercise Price is adjusted, the Company shall provide the notices required by Section 9 hereof.

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    13.11.  Voluntary Reduction.

    The Company from time to time may reduce the Exercise Price by any amount for any period of time if the period is at least 20 days and if the reduction is irrevocable during the period; provided, however, that in no event may the Exercise Price be less than the par value of a share of Common Stock.

    Whenever the Exercise Price is reduced, the Company shall mail to Warrant holders a notice of the reduction. The Company shall mail the notice at least 15 days before the date the reduced Exercise Price takes effect. The notice shall state the reduced Exercise Price and the period it will be in effect.

    A reduction of the Exercise Price pursuant to this clause (k) does not change or adjust the Exercise Price otherwise in effect for purposes of subsections (a), (b), (c), (d) and (e) of this Section 7.

    13.12.  Reorganization of Company.

    If the Company consolidates or merges with or into, or sells, transfers or leases all or substantially all of its assets to, any person (including, without limitation, in a transaction that is an Automatic Exercise Event), upon consummation of such transaction the Warrants shall automatically become exercisable (or, in the event of an Automatic Exercise Event, be exercised) for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger, sale, transfer or lease if the holder had exercised the Warrant immediately before the effective date of the transaction. Unless such transaction shall have been an Automatic Exercise Event, concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger, if other than the Company, or the person to which such transfer, sale or lease shall have been made, shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section. The successor Company shall mail to warrant holders a notice describing the supplemental Warrant Agreement.

    If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental Warrant Agreement.

    If this subsection (l) applies, subsections (a), (b), (c), (d) and (e) of this Section 7 do not apply.

    13.13.  Determinations Conclusive.

    Any determination that the Company or the Board of Directors of the Company must make pursuant to subsection (a), (c), (d), (e), (f), (g) or (i) of this Section 7 is conclusive, provided the Board of Directors has acted reasonably.

    13.14.  When Issuance or Payment May Be Deferred.

    In any case in which this Section 7 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and such securities or assets, if any, issuable upon such exercise over and above the Warrant Shares and such securities or assets, if any, issuable upon such exercise on the basis of the Exercise Price and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 8; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

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    13.15.  Adjustment in Number of Shares.

    Upon each adjustment of the Exercise Price pursuant to this Section 7, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

                N'  =  N x  E

                              E'

where:
	N'	=	the adjusted number of Warrant Shares issuable upon exercise of a Warrant by payment of the adjusted Exercise Price.
	N	=	the number of Warrant Shares previously issuable upon exercise of a Warrant by payment of the Exercise Price prior to adjustment.
	E'	=	the adjusted Exercise Price.
	E	=	the Exercise Price prior to adjustment.

XIV  FRACTIONAL INTERESTS.

    The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 8 be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the current Exercise Price, multiplied by such fraction.

XV  NOTICES TO WARRANT HOLDERS.

    Upon any adjustment of the Exercise Price pursuant to Section 7, the Company shall promptly thereafter cause to be given to each of the registered holders of the Warrant Certificates at its address appearing on the Warrant register written notice of such adjustment by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 7.

    In case:

    15.1.  the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

    15.2.  the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of indebtedness or assets, including cash dividends or cash distributions payable out of consolidated current or retained earnings, but not including dividends payable in shares of Common Stock or distributions referred to in subsection (a) of Section 7 hereof; or

    15.3.  of any consolidation or merger to which the Company is a party and of which approval of any shareholders of the Company is required, or of the conveyance, sale, transfer or lease of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

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    15.4.  of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

    15.5.  the Company proposes to take any action (other than actions of the character described in Section 7(a)) that would require an adjustment of the Exercise Price pursuant to Section 7; then the Company shall cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant register, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, sale, transfer, lease, dissolution, liquidation, winding up or other action. The failure to give the notice required by this Section 9 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

    Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of directors of the Company or any other matter or any rights whatsoever as shareholders of the Company.

XVI  AMENDMENTS.

    The terms of this Warrant Agreement and the Warrants may be amended by the Company, and the observance of any term herein or therein may be waived, but only with the written consent of the holders of Warrants representing a majority in number of the total Warrant Shares at the time purchasable upon the exercise of all then outstanding Warrants, provided that no such action may change the Exercise Price (other than in accordance with Section 7(k) hereof) without the written consent of all holders of Warrants affected thereby.

XVII  MISCELLANEOUS.

    17.1.  Issue Date.  The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof.

    17.2.  Successors.  This Warrant shall be binding upon any successors or assigns of the Company.

    17.3.  Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

    17.4.  Office of the Company.  So long as the Warrants remain outstanding, the Company shall maintain an office where the Warrants may be presented for exercise, transfer, division and combination. Such office shall be at 200 North Sepulveda Boulevard, El Segundo, California 90245-4380, unless and until the Company shall designate and maintain another office for such purposes, in which case the Company shall deliver notice of such change to all holders of outstanding Warrants in the manner set forth herein.

    17.5.  Headings.  The headings used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this agreement.

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    17.6.  Notices.  Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three days after being sent via air courier, in all cases addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten days advance written notice to the other party. Notwithstanding the foregoing, notice may be given by telex or facsimile provided that appropriate confirmation of receipt is received.

    17.7.  Saturdays, Sundays, Holidays.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday in the State of California, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                      BLUM CB HOLDING CORP.

                      By:

                          Name:
                          Title:

                      FS EQUITY PARTNERS III, L.P.

                          By: FS Capital Partners, L.P.
                          Its: General Partner

                          By: FS Holdings, Inc.
                          Its: General Partner

                      By:

                          Name:
                          Title:

                      FS EQUITY PARTNERS INTERNATIONAL, L.P.

                          By: FS&Co. International, L.P.
                          Its: General Partner

                          By: FS International Holdings Limited
                          Its: General Partner

                      By:

                          Name:
                          Title:

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ELECTION TO PURCHASE
(To Be Executed Upon Exercise Of Warrant Pursuant To Section 1)

    The undersigned hereby irrevocably elects to exercise the right represented by this Warrant Certificate, to receive            shares of Common Stock and hereby tenders payment for such shares [to the order of BLUM CB Holding Corp. by cash or immediately available funds in the amount of $               ] [by delivery to the Company of            Warrant Shares with respect to which this Warrant is being surrendered in payment of the aggregate Exercise Price for the Warrant Shares to be delivered to the holder] in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of            , whose address is            . If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of              , whose address is              , and that such Warrant Certificate be delivered to              , whose address is              .

Date:

Print Name

Signature Guaranteed*

*
The signature must be guaranteed by a bank or trust company having an office in Los Angeles, California, or by a firm having membership on the New York Stock Exchange.

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EXERCISABLE ON OR AFTER AUGUST 26, 2007
AND ON OR BEFORE AUGUST 27, 2007
OR UPON AN AUTOMATIC EXERCISE EVENT

No.                         Warrants

WARRANT CERTIFICATE

BLUM CB HOLDING CORP.

    This Warrant Certificate certifies that            , or registered assigns, is the registered holder of            Warrants expiring             (the "Warrants") to purchase shares of Common Stock (the "Common Stock") of BLUM CB Holding Corp. (the "Company"). Each Warrant entitles the holder, (i) unless an Automatic Exercise Event shall occur on or prior to August 27, 2007, upon exercise to receive from the Company on or after August 26, 2007 and on or before 5:00 p.m. Los Angeles Time on August 27, 2007 one fully paid and nonassessable share of Common Stock (a "Warrant Share") at the initial exercise price (the "Exercise Price") of $30.00, payable in lawful money of the United States of America or in Warrant Shares by "cashless exercise," upon surrender of this Warrant Certificate and payment of the Exercise Price at the principal office of the Company, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof, or (ii) upon the occurrence of an Automatic Exercise Event on or prior to August 27, 2007, to receive automatically from the Company a Warrant Share at the Exercise Price, payable by "cashless exercise," upon surrender of this Warrant Certificate and payment of the Exercise Price at the principal office of the Company, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

    Except in connection with an Automatic Exercise Event, no warrant may be exercised before August 26, 2007 or after 5:00 PM, Los Angeles time, on August 27, 2007 and to the extent not exercised by, or an Automatic Exercise Event shall not have occurred by, such time, such Warrants shall become void.

    This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of Delaware.

    IN WITNESS WHEREOF, BLUM CB Holding Corp. has caused this Warrant Certificate to be signed by its President and by its Secretary, each by his signature or a facsimile of his signature.

Dated:

                      By:

                      President

                      By:

                      Secretary

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[FORM OF WARRANT CERTIFICATE]

[REVERSE]

    The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring August 27, 2007 entitling the holder on exercise to receive shares of Common Stock, of the Company (the "Common Stock"), $.01 par value, and are issued or to be issued pursuant to a Warrant Agreement dated as of                  , 2001 (the "Warrant Agreement"), duly executed and delivered by the Company, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

    Unless an Automatic Exercise Event shall occur on or prior to August 27, 2007, warrants may be exercised at any time on or after August 26, 2007 and on or before August 27, 2007. The holder of Warrants evidenced by this Warrant Certificate may exercise them, subject to the limitations set forth in the Warrant Agreement, by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price in cash or immediately available funds or in Warrant Shares by "cashless exercise," at the principal office of the Company. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

    Upon the occurrence of an Automatic Exercise Event on or prior to August 27, 2007, the Warrants evidenced by this Warrant Certificate shall automatically be exercised, subject to the limitations set forth in the Warrant Agreement, and the holder thereof shall be entitled to receive, upon surrendering this Warrant Certificate, together with payment of the Exercise Price in Warrant Shares by "cashless exercise," at the principal office of the Company, the number of Warrant Shares resulting after subtracting such Exercise Price.

    The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the number of Warrant Shares into which this Warrant is exercisable set forth on the face hereof may, subject to certain conditions, be adjusted. No fractions of a share of Common stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

    Warrant Certificates, where surrendered at the principal office of the Company by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

    Upon due presentation for registration of transfer of this Warrant Certificate at the principal office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement (including, without limitation, delivery to the Company of the written agreement of such transferee(s) to become party to the Stockholders' Agreement, dated as of        , 2001, by and among the Company and the other parties thereto, if such transferee(s) are not already party thereto, prior to receipt from the Company of any Warrant Shares as a result of the exercise of the Warrants represented by such Warrant

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Certificate), without charge except for any tax or other governmental charge imposed in connection therewith.

    The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitle any holder hereof to any rights of a stockholder of the Company.

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Appendix C

     RCBA Strategic Partners, L.P.
909 Montgomery St., Suite 400
San Francisco, California 94133
(415) 434-1111

February 23, 2001

Board of Directors
CB Richard Ellis Services, Inc.
200 North Sepulveda Boulevard
El Segundo, California 90245-4380
Attention: James J. Didion
          Chairman of the Board of Directors

Dear Sirs:

    Concurrently herewith CB Richard Ellis Services, Inc., a Delaware corporation (the "Company") is entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Agreement"), by and among the Company, BLUM CB Holding Corp., a Delaware corporation ("Holding"), and BLUM CB Corp., a Delaware corporation wholly owned by Holding ("Acquiror"). Capitalized terms in this letter shall have the meaning ascribed thereto in the Agreement.

    In exchange for good and valuable consideration and in order to induce the Company to enter into the Agreement, RCBA Strategic Partners, L.P. ("BLUM"), an affiliate of Holding and Acquiror, hereby irrevocably guarantees (the "Guarantee") the payment to the Company of any and all amounts which are finally judicially determined to be due to the Company from Acquiror or Holding by reason of the willful breach of the terms of the Agreement by Acquiror or Holding (any such amount so due, an "Obligation"), up to a maximum of $20,000,000 in the manner set forth in the following paragraph of this letter. For the purposes of this Guarantee, the term "finally judicially determined" shall mean the entry of a judgment by a court or other tribunal of competent jurisdiction, which judgment has become final and non-appealable, that Acquiror or Holding are in willful breach of the terms of the Agreement or, in the event either Acquiror or Holding become the subject of a case under any chapter of title 11 of the United States Code, the allowance by order of the bankruptcy court or other court of competent jurisdiction, of the Company's proof of claim against Acquiror or Holding based on its willful breach of the Agreement, which order has become final and non-appealable.

    If Acquiror or Holding shall have been finally judicially determined to have been in willful breach of the Agreement, then BLUM, promptly upon, and in no event less than five Business Days after, the Company's written demand, shall be obligated to pay to the Company an amount equal to the unpaid Obligation then due and owing, up to a maximum of $20,000,000. Any Obligation paid by BLUM shall be paid in lawful currency of the United States of America and in immediately available funds.

    This Guarantee shall terminate upon the earlier of (i) the Closing Date or (ii) the termination of the Agreement pursuant to the provisions of Section 10.1 thereof under circumstances which can not give rise to any Obligation.

    This Guarantee is unconditional. BLUM hereby waives all notices (including notice of acceptance of the Guarantee, of default or nonperformance, demands and protests in connection with the enforcement of the obligations hereunder).

    NO REMEDIES OTHER THAN AS PROVIDED BY THIS GUARANTEE SHALL BE AVAILABLE AGAINST BLUM, FREEMAN SPOGLI & CO. ("FREEMAN SPOGLI") OR THEIR RESPECTIVE AFFILIATES (OTHER THAN ACQUIROR OR HOLDING), DIRECTLY OR

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INDIRECTLY (INCLUDING THROUGH A CLAIM AGAINST ACQUIROR OR HOLDING), WITH RESPECT TO THE AGREEMENT OR THE CONTEMPLATED TRANSACTIONS, OTHER THAN FOR FRAUD OR PURSUANT TO THE CONFIDENTIALITY AGREEMENT REFERENCED IN SECTION 8.4 OF THE AGREEMENT. IT IS UNDERSTOOD AND AGREED THAT THE COMPANY WILL RECOVER ANY RECOVERABLE AMOUNTS ARISING OUT OF THE AGREEMENT SOLELY FROM ACQUIROR OR HOLDING UNDER THE AGREEMENT OR FROM BLUM HEREUNDER (AS PROVIDED HEREIN) OR PURSUANT TO THE CONFIDENTIALITY AGREEMENT REFERENCED IN SECTION 8.4 OF THE AGREEMENT. THE COMPANY COVENANTS NOT TO SUE BLUM, FREEMAN SPOGLI OR THEIR RESPECTIVE AFFILIATES (OTHER THAN ACQUIROR OR HOLDING) FOR ANY MATTER ARISING OUT OF THE AGREEMENT OR OUT OF THE CONTEMPLATED TRANSACTIONS, OTHER THAN FOR FRAUD OR TO ENFORCE THIS GUARANTEE OR PURSUANT TO THE CONFIDENTIALITY AGREEMENT REFERENCED IN SECTION 8.4 OF THE AGREEMENT. THIS GUARANTEE CONSTITUTES THE SOLE REMEDY OF THE COMPANY AGAINST BLUM, FREEMAN SPOGLI OR THEIR AFFILIATES (OTHER THAN ACQUIROR OR HOLDING) WITH RESPECT TO THE AGREEMENT OR WITH RESPECT TO THE CONTEMPLATED TRANSACTIONS, OTHER THAN FOR FRAUD OR PURSUANT TO THE CONFIDENTIALITY AGREEMENT REFERENCED IN SECTION 8.4 OF THE AGREEMENT.

    BLUM hereby represents and warrants to the Company as to the following: (a) it has all requisite legal capacity, power and authority to enter into this Guarantee and to perform its obligations hereunder; (b) this Guarantee has been duly authorized, executed and delivered by BLUM and constitutes a valid and binding obligation of BLUM enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; (c) the execution and delivery of this Guarantee do not, and the compliance by BLUM with the terms hereof will not, conflict with or result in any violation of, or default (with or without notice or lapse of time or both) under, permit the termination of any provision of or result in the termination of or the acceleration of the maturity or performance of, or result in the creation or imposition of any Lien upon any of the assets or properties of BLUM under, (i) any provision of any agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to such undersigned party or its property or assets, (ii) the organizational documents of BLUM or (iii) any mortgage, lease, franchise, license, permit, agreement, instrument, law, order, arbitration award, judgment or decree to which BLUM is a party or by which it is bound, except to the extent that any such events would not reasonably be expected to have a material adverse effect on BLUM's ability to perform under this Guarantee.

    Neither this Guarantee nor any of the rights or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. Subject to the preceding sentence, this Guarantee will be binding upon, inure to the benefit of and be enforceable only by the parties hereto and their respective permitted assigns. Any attempted assignment in violation of the terms of this paragraph shall be null and void.

    This Guarantee constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties with respect thereto. The waiver by any party of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision. Any term or provision of this Guarantee which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Guarantee in any other jurisdiction.

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    This Guarantee shall be governed by and construed in accordance with the law of the State of Delaware applicable to contracts and executed and to be performed entirely within such State.

Sincerely,
RCBA STRATEGIC PARTNERS, L.P.
By:	RCBA GP, L.L.C., its general partner
By:	/s/ CLAUS J. MOLLER Name: Claus J. Moller Title: Managing Member

Agreed to and accepted as of the date first set forth above:
CB RICHARD ELLIS SERVICES, INC.

By: /s/ WALTER V. STAFFORD Name: Walter V. Stafford Title: Senior Executive Vice President

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RCBA Strategic Partners, L.P.
909 Montgomery St., Suite 400
San Francisco, California 94133
(415) 434-1111

May 31, 2001

Board of Directors
CB Richard Ellis Services, Inc.
200 North Sepulveda Boulevard
El Segundo, California 90245-4380
Attention: James J. Didion
Chairman of the Board of Directors

Dear Sirs:

    Concurrently herewith CB Richard Ellis Services, Inc., a Delaware corporation (the "Company"), is entering into an Amended and Restated Agreement and Plan of Merger, dated the date hereof (the "Second Amended and Restated Agreement"), by and among the Company, CBRE Holding, Inc., a Delaware corporation formerly known as BLUM CB Holding Corp. ("Holding"), and BLUM CB Corp., a Delaware corporation wholly owned by Holding ("Acquiror"). The Second Amended and Restated Agreement is an amendment and restatement of the Amended and Restated Agreement and Plan of Merger, dated April 24, 2001, by and among the Company, Holding and Acquiror (the "First Amended and Restated Agreement"), and the First Amended and Restated Agreement is an amendment and restatement of the Agreement and Plan of Merger, dated February 23, 2001, by and among the Company, Holding and Acquiror (the "Original Agreement"). Capitalized terms in this letter shall have the meaning ascribed to them in the Second Amended and Restated Agreement.

    Concurrently with the execution of the Original Agreement, the Company and RCBA Strategic Partners, L.P. ("BLUM"), entered into a letter agreement dated February 23, 2001 (the "Guarantee Agreement"), pursuant to which BLUM guaranteed certain payments to the Company.

    In exchange for good and valuable consideration, BLUM and the Company hereby agree that the terms and conditions of, and the rights and obligations of each party under, the Guarantee Agreement shall apply and be effective and enforceable with respect to the Original Agreement, as amended from time to time, including pursuant to any amendment and restatement, in the same manner and to the same extent such terms, conditions, rights and obligations apply and are effective and enforceable with respect to the Original Agreement.

    BLUM hereby represents and warrants to the Company as to the following: (a) it has all requisite legal capacity, power and authority to enter into this agreement and to perform its obligations hereunder; (b) this agreement has been duly authorized, executed and delivered by BLUM and constitutes a valid and binding obligation of BLUM enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; (c) the execution and delivery of this agreement do not, and the compliance by BLUM with the terms hereof will not, conflict with or result in any violation of, or default (with or without notice or lapse of time or both) under, permit the termination of any provision of or result in the termination of or the acceleration of the maturity or performance of, or result in the creation or imposition of any Lien upon any of the assets or properties of BLUM under, (i) any provision of any agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to such undersigned party or its property or assets, (ii) the organizational documents of BLUM or (iii) any mortgage, lease, franchise, license, permit, agreement, instrument, law, order,

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arbitration award, judgment or decree to which BLUM is a party or by which it is bound, except to the extent that any such events would not reasonably be expected to have a material adverse effect on BLUM's ability to perform under this agreement.

    Neither this agreement nor any of the rights or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. Subject to the preceding sentence, this agreement will be binding upon, inure to the benefit of and be enforceable only by the parties hereto and their respective permitted assigns. Any attempted assignment in violation of the terms of this paragraph shall be null and void.

    The waiver by any party of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision. Any term or provision of this agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this agreement in any other jurisdiction.

    This agreement shall be governed by and construed in accordance with the law of the State of Delaware applicable to contracts and executed and to be performed entirely within such State.

Sincerely,
RCBA STRATEGIC PARTNERS, L.P.
		By:	RCBA GP, L.L.C., its general partner
		By:	/s/ Claus J. Moller Name: Claus J. Moller Title: Managing Member
Agreed to and accepted as of the date first set forth above:
CB RICHARD ELLIS SERVICES, INC.
By:	/s/ Walter V. Stafford Name: Walter V. Stafford Title: Senior Executive Vice President and General Counsel

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Appendix D

     FS Equity Partners III, L.P.
FS Equity Partners International, L.P.
11100 Santa Monica Boulevard, Suite 1900
Los Angeles, California 90025
(310) 444-1822

February 23, 2001

RCBA Strategic Partners, L.P.
909 Montgomery Street, Suite 400
San Francisco, California 94133
Attention: Claus J. Moller

Dear Sirs or Madams:

    Reference is made to (i) the letter (the "Guarantee Letter") dated the date hereof from RCBA Strategic Partners, L.P. ("BLUM") to CB Richard Ellis Services, Inc., a Delaware corporation (the "Company"), and (ii) the Agreement and Plan of Merger (the "Agreement") dated as of the date hereof by and among the Company, BLUM CB Holding Corp., a Delaware corporation ("Holding"), and BLUM CB Corp., a Delaware corporation wholly owned by Holding ("Acquiror"). Capitalized terms in this letter shall have the meaning ascribed thereto in the Letter.

    In the event that (a) BLUM shall become obligated to make a payment to the Company as a result of any Obligation pursuant to the Letter and (b) the action that constituted the willful breach of the terms of the Agreement by Acquiror or Holding that resulted in such Obligation was mutually agreed to by BLUM, on the one hand, and the undersigned, on the other hand, prior to such action being taken, then FS Equity Partners III, L.P. ("FSEP III") agrees to contribute to BLUM 34.687836% of such payment and FS Equity Partners International, L.P. ("FSEP International") agrees to contribute to BLUM 1.312164% of such payment; provided that the maximum amount contributed by FSEP III pursuant to this letter shall be $3,468,783.60 and the maximum amount contributed by FSEP International pursuant to this letter shall be $131,216.40.

    Neither this letter nor any of the rights or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. Subject to the preceding sentence, this letter will be binding upon, inure to the benefit of and be enforceable only by the parties hereto and their respective permitted assigns. Any attempted assignment in violation of the terms of this paragraph shall be null and void. This letter shall be governed by and construed in accordance with the

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law of the State of New York applicable to contracts and executed and to be performed entirely within such State.

Sincerely,
FS EQUITY PARTNERS III, L.P.
By:	FS Capital Partners, L.P., its general partner By: FS Holdings, Inc., its general partner
By:	/s/ WILLIAM M. WARDLAW Name: William M. Wardlaw Title: Vice President
FS EQUITY PARTNERS INTERNATIONAL, L.P.
By:	FS&Co. International, L.P., its general partner By: FS International Holdings Limited, its general partner
By:	/s/ WILLIAM M. WARDLAW Name: William M. Wardlaw Title: Vice President

Agreed to and accepted as of the date first set forth above:
RCBA STRATEGIC PARTNERS, L.P.
By: RCBA GP, L.L.C., its general partner

By: /s/ CLAUS J. MOLLER Title: Managing Member

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Appendix E

     The Following is the Text of Section 262
of the Delaware General Corporation Law:

§ 262. Appraisal rights.

(a)
Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b)
Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

(1)
Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of § 251 of this title.

(2)
Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a.
Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b.
Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

c.
Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

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    d.
    Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

  (3)
  In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c)
Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d)
Appraisal rights shall be perfected as follows:

(1)
If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2)
If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the

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    effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e)
Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

(f)
Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g)
At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the

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  stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h)
After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i)
The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j)
The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k)
From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

(l)
The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

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Appendix F

     February 23, 2001

Special Committee of the Board of Directors, and
  Board of Directors
CB Richard Ellis Services, Inc.
200 North Sepulveda Boulevard
El Segundo, California 90245

Members of the Special Committee of the Board and Members of the Board:

    We understand that CB Richard Ellis Services, Inc. ("Target" or the "Company"), BLUM CB Holding Corp. ("Buyer") and BLUM CB Corp., a wholly owned subsidiary of Buyer ("Acquisition Sub"), propose to enter into an Agreement and Plan of Merger, substantially in the form of the draft dated February 21, 2001 (the "Merger Agreement"), which provides for, among other things, the merger (the "Merger") of Acquisition Sub with and into the Target. Pursuant to the Merger, Target will become a wholly owned subsidiary of Buyer, and each outstanding share of common stock, par value $0.01 per share (the "Common Stock"), of Target, other than shares held in treasury or held by Buyer or any affiliate of Buyer or Target or as to which dissenters' rights have been perfected, will be converted into the right to receive $16.00 per share in cash. The terms and conditions of the Merger are more fully set forth in the Merger Agreement. We further understand that approximately 40% of the outstanding shares of Common Stock are owned by certain stockholders affiliated with Buyer and Acquisition Sub (the "Buying Group").

    You have asked for our opinion as to whether the consideration to be received by the holders of shares of Common Stock pursuant to the Merger Agreement is fair from a financial point of view to such holders, other than the Buying Group.

For purposes of the opinion set forth herein, we have:

  (i)
  reviewed certain publicly available financial statements and other information of the Company;

  (ii)
  reviewed certain internal financial statements and other financial and operating data concerning the Company prepared by the management of the Company;

  (iii)
  reviewed certain financial projections prepared by the management of the Company, and discussed such projections and adjustments thereto with the Special Committee of the Board;

  (iv)
  discussed the past and current operations and financial condition and the prospects of the Company, including information relating to certain strategic, financial and operational benefits anticipated from the Merger, with senior executives of the Company;

  (v)
  reviewed the reported prices and trading activity for the Common Stock;

  (vi)
  compared the financial performance of the Company and the prices and trading activity of the Common Stock with that of certain other comparable publicly-traded companies and their securities;

  (vii)
  reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

  (viii)
  participated in discussions and negotiations among representatives of the Company, Buyer and certain other parties and their financial and legal advisors;

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  (ix)
  reviewed the Merger Agreement and certain related documents;

  (x)
  reviewed drafts of the commitment letters provided to Buyer and its affiliates by Credit Suisse First Boston and DLJ Investment Funding, Inc.; and

  (xi)
  performed such other analyses and considered such other factors as we have deemed appropriate.

    We have assumed and relied upon without responsibility for independent verification the accuracy and completeness of the information reviewed by us for the purposes of this opinion. With respect to the financial projections and any adjustments thereto, including information relating to certain strategic, financial and operational benefits anticipated from the Merger, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of the Company. In addition, we have assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement. We have not made any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such appraisals. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof.

    We have acted as financial advisor to the Special Committee of the Board of Directors of the Company in connection with this transaction and will receive a fee for our services. Morgan Stanley & Co. Incorporated and its affiliates have provided financial advisory and financing services for and is an investor in Constellation Real Technologies, a consortium of which the Company is a founding member, and have received fees for the rendering of these services.

    It is understood that this letter is for the information of the Special Committee of the Board of Directors and the Board of Directors of the Company, except that this opinion may be included in its entirety in any filing made by the Company in respect of the transaction with the Securities and Exchange Commission. In addition, Morgan Stanley expresses no opinion or recommendation as to how the stockholders of the Company should vote at the stockholders' meeting held in connection with the Merger.

    Based on the foregoing we are of the opinion on the date hereof that the consideration to be received by the holders of shares of Common Stock pursuant to the Merger Agreement is fair from a financial point of view to such holders, other than the Buying Group.

                      Very truly yours,

MORGAN STANLEY & CO. INCORPORATED
By:	/s/ IAN C.T. PEREIRA Ian C.T. Pereira Managing Director

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PRELIMINARY COPY

    CB RICHARD ELLIS SERVICES, INC.
200 North Sepulveda Boulevard
El Segundo, California 90245

SPECIAL MEETING OF STOCKHOLDERS
CB RICHARD ELLIS SERVICES, INC., JULY 18, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Walter Stafford and James Leonetti and each or either of them, as proxy holders with power to appoint his or her substitute and hereby authorizes the proxy holders to represent and vote, as designated on this proxy card, all of the shares of Common Stock of CB Richard Ellis Services, Inc. which the undersigned is entitled to vote at the special meeting of stockholders to be held on July 18, 2001 at 8:30 a.m. local time or any adjournment or postponement thereof, upon the matter set forth in the Notice of Special Meeting dated June 13, 2001, and the related proxy statement, copies of which have been received by the undersigned, and in their discretion upon any adjournment or postponement of the meeting other than for the solicitation of additional proxies.

/X/ PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE MERGER AGREEMENT.

1. To approve and adopt the Amended and Restated Agreement and Plan of Merger, dated May 31, 2001, by and among CB Richard Ellis Services, Inc., BLUM CB Corp. and CBRE Holding, Inc., pursuant to which BLUM CB Corp. will be merged into CB Richard Ellis Services, Inc. and CB Richard Ellis Services, Inc. will become a wholly-owned subsidiary of CBRE Holding, Inc.

    / / FOR            / / AGAINST            / / ABSTAIN

    (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

    PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD AS SOON AS POSSIBLE.

    Please Detach and Mail in the Envelope Provided

2. To postpone or adjourn the special meeting of stockholders, in the proxy holders' discretion, for the solicitation of additional proxies.

    / / FOR            / / AGAINST            / / ABSTAIN

3. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any and all adjournments or postponements thereof.

THIS PROXY WILL BE CONSIDERED A VOTE FOR THE ADOPTION OF THE MERGER AGREEMENT, UNLESS THE CONTRARY IS INDICATED IN THE APPROPRIATE PLACE.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE PAID REPLY ENVELOPE.

SIGNATURE OF STOCKHOLDER
DATE

SIGNATURE IF HELD JOINTLY
DATE

NOTE: (Please sign exactly as name(s) appear(s) hereon. Joint tenants should each sign. Persons signing as executor, administrator, trustee, guardian, etc. will please so indicate when signing.)

QuickLinks

SCHEDULE 14A INFORMATION
TABLE OF CONTENTS
SUMMARY TERM SHEET
QUESTIONS AND ANSWERS ABOUT THE MERGER
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
SPECIAL FACTORS
THE SPECIAL MEETING
THE MERGER AGREEMENT
OTHER AGREEMENTS
PRICE RANGE OF COMMON STOCK
DIVIDENDS
SELECTED CONSOLIDATED FINANCIAL DATA
COMMON STOCK PURCHASE INFORMATION
DIRECTORS AND EXECUTIVE OFFICERS OF CB RICHARD ELLIS SERVICES
INFORMATION ABOUT THE ACQUISITION COMPANIES, THE CONTINUING STOCKHOLDERS AND THE AFFILIATED DIRECTORS
PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP
OTHER MATTERS
FUTURE STOCKHOLDER PROPOSALS
WHERE YOU CAN FIND MORE INFORMATION
Appendix A
TABLE OF CONTENTS
AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER
ARTICLE 1 DEFINITIONS
AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER
ARTICLE 1 DEFINITIONS
ARTICLE 2 THE MERGER
ARTICLE 3 CONVERSION OF SECURITIES AND RELATED MATTERS
ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF HOLDING AND ACQUIROR
ARTICLE 6 COVENANTS OF THE COMPANY
ARTICLE 7 COVENANTS OF HOLDING AND ACQUIROR
ARTICLE 8 COVENANTS OF HOLDING, ACQUIROR AND THE COMPANY
ARTICLE 9 CONDITIONS TO MERGER
ARTICLE 10 TERMINATION
ARTICLE 11 MISCELLANEOUS
Appendix B
AMENDED AND RESTATED CONTRIBUTION AND VOTING AGREEMENT
Schedule I
  II TRANSFERS
  III REGISTRATION RIGHTS
  V OTHER AGREEMENTS
  VI MISCELLANEOUS
CONSENT OF SPOUSE
CONSENT OF SPOUSE
CONSENT OF SPOUSE
CONSENT OF SPOUSE
Exhibit A
FORM OF ASSUMPTION AGREEMENT
CONSENT OF SPOUSE
Exhibit B
WARRANT AGREEMENT
  VII OPTIONAL EXERCISE OF WARRANT.
  VIII AUTOMATIC EXERCISE OF WARRANT.
  IX TRANSFER, DIVISION AND COMBINATION.
  X PAYMENT OF TAXES.
  XI MUTILATED OR MISSING WARRANT CERTIFICATES.
  XII RESERVATION OF WARRANT SHARES.
  XIII ADJUSTMENT OF EXERCISE PRICE.
  XIV FRACTIONAL INTERESTS.
  XV NOTICES TO WARRANT HOLDERS.
  XVI AMENDMENTS.
  XVII MISCELLANEOUS.
ELECTION TO PURCHASE (To Be Executed Upon Exercise Of Warrant Pursuant To Section 1)
EXERCISABLE ON OR AFTER AUGUST 26, 2007 AND ON OR BEFORE AUGUST 27, 2007 OR UPON AN AUTOMATIC EXERCISE EVENT
WARRANT CERTIFICATE BLUM CB HOLDING CORP.
[FORM OF WARRANT CERTIFICATE] [REVERSE]
Appendix C
Appendix D
Appendix E
Appendix F